                                       1
                                                                          Report

                              Municipal Bond Funds
           ---------------------------------------------------------
                       Twelve months ended June 30, 2002






                                   One Group
                                     Annual
                                     Report

Portfolio performance review............   2
Schedule of portfolio investments.......  22
Statements of assets and liabilities.... 102
Statements of operations................ 104
Statements of changes in net assets..... 106
Schedules of capital stock activity..... 108
Financial highlights.................... 112
Notes to financial statements........... 126
Report of independent accountants....... 132
Trustees................................ 133
Officers................................ 134

                                                       ONE GROUP(R) Mutual Funds

 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE



     This material must be preceded or accompanied by a current prospectus

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       2
Report

One Group Short Term Municipal Bond Fund
--------------------------------------------------------------------------------

Portfolio Performance Review

From an interview with Banc One Investment Advisors Corporation's Patrick Morrissey, member of the tax-free bond team, Dan Davies, managing director of tax-free investments, and Gary Madich, CFA and chief investment officer of fixed income securities.

How did the Fund perform for the year?
The Fund's I share class posted a total return of 4.98% for the fiscal year. (For information on other share classes, see page 3.) The 30-day SEC yield on I shares was 2.83%, which translates to a 4.61% taxable-equivalent yield for investors in the 38.6% federal income tax bracket.

How did the Fund's return compare to market returns?
The Fund underperformed its benchmark, the Lehman Brothers Short Municipal Bond Index (total return of 5.95%, see inside the back cover for more details on performance comparisons to the Fund's benchmark and peer group). We delayed extending the Fund's duration (sensitivity to interest rate changes) in the first half of the fiscal year, as the Federal Reserve continued to cut interest rates. This had a negative impact on performance. Nevertheless, we were able to participate in the subsequent rally that extended well into 2002. (When interest rates decline, funds with longer durations experience greater price appreciation.)

The Fund's yield is down a bit from last year. Why is that?
The Fund more than doubled in size during a period of falling interest rates. In addition, we implemented a strategy of "NAV preservation," whereby we attempted to preserve the Fund's net asset value by taking profits and reinvesting them in securities with much shorter maturities and, consequently, lower yields. Together, these factors resulted in a lower, yet still competitive, yield for the Fund. But, at the same time, this action likely may lead to a more stable net asset value if rates rise over the next year, as we expect they may. In fact, since March, when the municipal market suffered its worst month in eight years, the Fund's share price has reached an all-time high, up approximately 1.7% from its March low.

How did you achieve your income and share price objectives?
Given our two-pronged objective of generating a high level of income and maintaining share price stability, we found it challenging to keep the Fund fully invested as it doubled in asset size. Our decision to invest in high-quality bonds in the five- to seven year maturity area proved to be effective. We were able to keep the Fund's duration (sensitivity to interest rate changes) close to the benchmark's duration, while offsetting the heavy weighting in cash equivalents as the Fund grew. These securities helped the Fund's net asset value increase as interest rates declined, and they offered a decent level of tax-free income.

What is your outlook, and how will you position the Fund in the months ahead?
We expect short-term rates to increase over the next 12 months, which would lead to lower bond prices. As such, we expect to increase the Fund's exposure to short duration instruments. This strategy may result in a lower yield, but it likely will help limit share price fluctuation for shareholders concerned about liquidity and stability.

Maturity Distribution*
Less than one year............40.2%
Years 1-5.....................53.5%
Years 6-10.....................6.3%
Average Years to Maturity.......2.1
  Years
Duration..................1.9 Years
Sector Distribution*
Municipal Bonds/Notes.......  72.0%
Demand Notes................  24.6%
Closed-End Mutual Fund......   2.4%
Mutual Funds................   1.0%
(Alternative Minimum Tax....  34.9%)
Quality Breakdown*
(Average Quality AA)
AAA/AAA Insured.............  20.8%
AA..........................  22.7%
A...........................  18.9%
BAA.........................  21.0%
Other/Not Rated.............  16.6%

--------------------------------------------------------------------------------

* As of 6/30/02. Portfolio composition subject to change.

One Group Short Term Municipal Bond Fund
--------------------------------------------------------------------------------
Portfolio Performance Review, continued



ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       3
                                                                          Report

[LINE GRAPH]              Value of $10,000 Investment

                                                                            LEHMAN BROTHERS SHORT     LIPPER SHORT MUNICIPAL DEBT
                                                       CLASS I                 MUNICIPAL INDEX                   INDEX
                                                       -------              ---------------------     ---------------------------
5/98                                                    10000                       10000                        10000
6/98                                                    10121                       10035                        10095
6/99                                                    10447                       10405                        10442
6/00                                                    10753                       10800                        10768
6/01                                                    11453                       11614                        11400
6/02                                                    12024                       12305                        11854

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                       Class I            Class A            Class A*           Class B            Class B*           Class C
-----------------------------------------------------------------------------------------------------------------------------------
  1 year                 4.98%              4.64%              1.51%              4.10%              1.10%              3.97%
-----------------------------------------------------------------------------------------------------------------------------------
  Since Inception        4.53%              4.21%              3.45%              3.68%              3.68%              3.50%
-----------------------------------------------------------------------------------------------------------------------------------
  Inception Date        5/4/98             5/4/98                                5/4/98                                5/4/98
-----------------------------------------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class C (11/1/01), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Pegasus Short Municipal Bond Fund prior to the acquisition by the One Group Short-Term Municipal Bond Fund on March 22, 1999.

The performance of the Short-Term Municipal Bond Fund is measured against the Lehman Brothers Short Municipal Bond Index, an unmanaged index measuring the performance of investment-grade, tax-exempt municipal bonds with a maturity of less than three years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper Short-Term Municipal Debt Fund Index consists of funds that invest in municipal debt issues with dollar-weighted average maturities of one to three years.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       4
Report

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------

Portfolio Performance Review

From an interview with Banc One Investment Advisors Corporation's Patrick Morrissey, member of the tax-free bond team, Dan Davies, managing director of tax-free investments and Gary Madich, CFA and chief investment officer of fixed income securities.

How did the Fund perform?
The Fund's I share class posted a total return of 6.83%. (For information on other share classes, see page 5.) The 30-day SEC yield on I shares was 3.72%, which translates to a 6.06% taxable-equivalent yield for investors in the 38.6% federal income tax bracket.

How did the falling interest rate environment affect the municipal securities market and the Fund?
Rates in the municipal securities market generally trended lower during the year, particularly in the one- to five-year portion of the yield curve (the graphic depiction of how yields change as maturities change), resulting in higher bond prices. But the road was not a smooth one. In mid-November, the market stumbled significantly, due to heavy new-issue supply and light demand. The Fund's share price declined more than 4%, reaching its low for the 12-month period. By mid-December, demand returned, due to maturing and called bonds. Things were going well until March, when strong supply again met with weak demand. In addition, speculation that the economy was on the rebound fueled a renewed interest in stocks. This unexpected muni-market downdraft led to additional declines in the Fund's share price. But after bottoming in March, the market made an impressive recovery, and the Fund's share price ended the fiscal year higher than it was in the beginning of the year.

Given such a climate, how should shareholders react to the Fund's performance? Diversified shareholders should be pleased that the Fund's positive return provided a nice cushion to the struggling equity markets. In addition, the Fund performed in line with its market and peer benchmarks (see inside the back cover for details), and it maintained a fairly stable tax-free yield during a declining interest rate environment.

What were your key strategies during the period?
We emphasized high-quality bonds in the five- to seven-year portion of the yield curve. This proved to be an effective strategy, because this portion of the curve was the best-performing area on a risk-adjusted basis. In addition, by targeting this area we were able to shorten the Fund's average maturity and duration (interest rate risk), which helped cushion the impact of the March downdraft. The Fund also benefited from our addition of insured bonds in the natural gas industry. These bonds came under investigation by the IRS, and when the IRS issued a clean review, the bonds dramatically increased in price.

What is your market outlook, and how will you position the Fund?
We expect short-term interest rates to move up over the next 12-month period. This should cause the yield curve to flatten somewhat, as yields on shorter-maturity bonds increase. Overall, we intend to maintain the Fund's present posture, attempting to remain a bit shorter in overall duration than the market benchmark.

Maturity Distribution*
Less than one year............14.1%
Years 1-5.....................21.5%
Years 6-10....................56.7%
Years 7-20.....................6.8%
Years 20+......................0.9%
Average Years to Maturity.......6.5
Years
Duration..................5.6 Years
Sector Distribution*
Municipal Bonds/Notes.......  93.4%
Demand Notes................   5.9%
Closed-End Mutual Fund......   0.7%
(Alternative Minimum Tax....  10.2%)
Quality Breakdown*
(Average Quality AA)
AAA/AAA Insured.............  62.7%
AA..........................  24.8%
A...........................   5.8%
BAA.........................   3.3%
Other/Not Rated.............   3.4%

--------------------------------------------------------------------------------

* As of 6/30/02. Portfolio composition subject to change.

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
Portfolio Performance Review, continued



ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       5
                                                                          Report

[LINE GRAPH]              Value of $10,000 Investment

                                                                LEHMAN BROTHERS 7     LEHMAN BROTHERS 3-15   LIPPER INTERMEDIATE
                                              CLASS I          YEAR MUNICIPAL INDEX   YEAR MUNICIPAL INDEX   MUNICIPAL FUND INDEX
                                              -------          --------------------   --------------------   --------------------
6/92                                           10000                  10000                  10000                  10000
6/93                                           10979                  11074                  11074                  10989
6/94                                           10967                  11214                  11183                  11098
6/95                                           11710                  12137                  12113                  11848
6/96                                           12341                  12809                  12854                  12445
6/97                                           13299                  13709                  13835                  13293
6/98                                           14328                  14715                  14914                  14216
6/99                                           14573                  15145                  15353                  14529
6/00                                           14892                  15749                  15978                  14927
6/01                                           16210                  17196                  17449                  16226
6/02                                           17318                  18427                  18697                  17214

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                6.83%       6.54%       1.74%       5.87%       0.87%
--------------------------------------------------------------------------------
  5 year                5.42%       5.18%       4.22%       4.52%       4.18%
--------------------------------------------------------------------------------
  10 year               5.64%       5.39%       4.91%       4.69%       4.69%
--------------------------------------------------------------------------------
  Since Inception       6.24%       5.97%       5.55%       5.27%       5.27%
--------------------------------------------------------------------------------
  Inception Date      9/4/90      9/4/90                  9/4/90
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92) and Class B (1/14/94), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       6
Report

One Group Tax Free Bond Fund
--------------------------------------------------------------------------------

Portfolio Performance Review

From an interview with Banc One Investment Advisors Corporation's Kim Bingle, member of the tax-free bond team, Dan Davies, managing director of tax-free investments and Gary Madich, CFA and chief investment officer of fixed income securities.

How did the Fund perform for shareholders?
The Fund's I share class posted a total return of 6.25% for the one-year period ended June 30, 2002. The 30-day SEC yield on I shares was 4.06%, which translates to a taxable-equivalent yield of 6.61% for shareholders in the 38.6% federal income-tax bracket.

Shareholders may be pleased to know that the Fund posted a total return that was in the top 30% of returns for its peer group. In addition, the Fund performed in line with its market benchmark for the year. (For more information about performance comparisons to the Fund's benchmark and peer group, please see inside the back cover.)

What was the general climate in the municipal bond market?
Investors increased their allocations to the municipal bond market, due to weak equity markets, concerns about the economic recovery, the volatile world political climate and weakening corporate bond prices. The increased demand for municipal bonds led to positive returns, as did the general decline in interest rates during the period.

How did you maintain a relatively attractive yield in a declining rate environment?
As always, we try to exploit yield curve (a graph showing the relationship between bond maturities and current yields) opportunities by moving up or down the curve, according to where we find the best potential. We executed several trades during the year to reposition along the yield curve, which enhanced the Fund's yield.

What else did you do to make the most of the market climate?
The sluggish economy led to lower tax revenues and credit-quality concerns for many states. In this environment, detailed credit analysis, relative-value analysis and security selection are particularly important. We under-weighted bonds issued by states with weak credit profiles, and we sold bonds that we believed were overpriced, based on the underlying credit and the structure of the bond.

After maintaining a slightly longer-than-average duration (sensitivity to interest rate changes) for the first five months of the fiscal year, we moved to a neutral duration strategy for the remainder of the period. (When interest rates decline, funds with longer durations show greater price appreciation. When interest rates rise, funds with longer durations show greater price depreciation.) We felt that such a posture was prudent, given the period's economic environment and world events.

What is your market outlook, and how will you position the Fund going forward? We expect interest rates to increase moderately over the next 12 months. We plan to continue taking advantage of opportunities to enhance the Fund's performance through strategic yield curve positioning and research-driven security selection.

Maturity Distribution*
Less than one year.............4.7%
Years 1-5.....................30.1%
Years 6-10....................33.6%
Years 11-20...................25.2%
Years 20+......................6.4%
Average Years to Maturity.......8.3
  Years
Duration..................6.0 Years
Sector Distribution*
Municipal Bonds/Notes.......  99.3%
Mutual Funds................   0.7%
(Alternative Minimum Tax....  6.0%)
Quality Breakdown*
(Average Quality AA)
AAA/AAA Insured.............  57.2%
AA..........................  29.7%
A...........................   8.6%
BAA.........................   4.4%
Other/Not Rated.............   0.1%

--------------------------------------------------------------------------------

* As of 6/30/02. Portfolio composition subject to change.

One Group Tax Free Bond Fund
--------------------------------------------------------------------------------
Portfolio Performance Review, (continued)



ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       7
                                                                          Report

[LINE GRAPH]              Value of $10,000 Investment

                                                                                        LEHMAN BROTHERS         LIPPER GENERAL
                                              CLASS A                CLASS A*         MUNICIPAL BOND INDEX   MUNICIPAL DEBT INDEX
                                              -------                --------         --------------------   --------------------
6/92                                           10000                   9553                  10000                  10000
6/93                                           11170                  10670                  11196                  11217
6/94                                           11334                  10827                  11215                  11146
6/95                                           12552                  11990                  12204                  12041
6/96                                           13180                  12590                  13015                  12769
6/97                                           14202                  13567                  14089                  13808
6/98                                           15369                  14681                  15308                  15005
6/99                                           15595                  14897                  15731                  15247
6/00                                           15980                  15265                  16243                  15440
6/01                                           17524                  16740                  17864                  16924
6/02                                           18571                  17740                  19100                  17913

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                6.25%       5.97%       1.21%       5.33%       0.33%
--------------------------------------------------------------------------------
  5 year                5.77%       5.51%       4.54%       4.78%       4.45%
--------------------------------------------------------------------------------
  10 year               6.59%       6.39%       5.90%       5.61%       5.61%
--------------------------------------------------------------------------------
  Since Inception       7.39%       7.25%       6.90%       6.47%       6.47%
--------------------------------------------------------------------------------
  Inception Date      3/1/88      3/1/88                  3/1/88
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class I (2/1/95) and Class B (4/4/95), performance is based on Class A share performance adjusted to reflect the deduction of fees and expenses including the absence of a sales charge in the case of Class I Shares.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Pegasus Municipal Bond Fund prior to the acquisition by the One Group Tax-Free Bond Fund on March 22, 1999. Prior to February 1, 1995, performance for the Class I shares is based on Class A share performance adjusted to reflect the absence of sales charges.

The performance of the Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index generally representative of the municipal bond market as a whole. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper General Municipal Debt Index consists of funds that invest at least 65% of its assets in municipal debt issues in the top four credit ratings.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       8
Report

One Group Municipal Income Fund
--------------------------------------------------------------------------------

Portfolio Performance Review

From an interview with Banc One Investment Advisors Corporation's Patrick Morrissey, member of the tax-free bond team, Dan Davies, managing director of tax-free investments and Gary Madich, CFA and chief investment officer of fixed income securities.

How did the Fund perform?
The Fund's I share class posted a total return of 5.82% for the fiscal year. (For information on other share classes, see page 9.) The 30-day SEC yield on I shares was 4.26%, which translates to a 6.94% taxable-equivalent yield for investors in the 38.6% federal income tax bracket.

How would you characterize the Fund's results?
Although the Fund's total return lagged that of its benchmark, the Lehman Brothers 7 Year Municipal Bond Index (total return of 7.16%), we believe Fund performance was admirable. We manage the Fund with an eye toward generating a high amount of tax-free income for our shareholders, while maintaining downside protection and a relatively stable net asset value. As such, our strategy is somewhat different than that of the index, as we focus more on bonds with greater income potential than price appreciation potential. The Fund consistently ranks among the higher-yielding funds in its peer universe, as measured by the 30-day SEC yield. (See inside the back cover for details on performance comparisons to the Fund's benchmark and peer group.)

How do you generate income in a declining rate environment?
Our strategy has remained relatively unchanged for 10 years. We invest in municipal bonds that produce a high amount of income and exhibit defensive characteristics for downside protection. Bonds fitting this description include certain housing bonds and bonds with active sinking funds. (A sinking fund is money taken from an issuer's earnings that is used to redeem bonds before maturity.) We also look to lower-rated bonds with short maturities and other income-generating opportunities as they arise in the market.

Did you take advantage of any unusual opportunities during the year?
We purchased insured bonds that were issued to buy natural gas for municipalities. These bonds had been under scrutiny by the IRS for some time and had dropped significantly in price. After the bonds received a clean review, they began to rise in value. As a result, we now hold AAA-rated bonds that we purchased at levels significantly cheaper than similarly rated and structured issues. We also took advantage of "inverse floaters," which are derivatives whose rates move in the opposite direction of the designated security, to enhance portfolio income.

Did the rate environment prompt you to implement any noteworthy strategies? Early in the fiscal year we began concentrating on limiting the Fund's sensitivity to interest rate increases, given the likelihood of higher interest rates later in 2002. With new money and sales proceeds, we targeted bonds in the five-to seven-year maturity range, which proved to be an effective strategy throughout the year. We also used highly liquid bonds that enhanced the portfolio's core holdings.

What's your outlook for the market, and how will you position the Fund?
We expect to position the Fund more defensively as we approach the typical supply/demand pattern of summer. We generally see a peak in prices, followed by sharply reduced demand and market liquidity, which then leads to lower prices and higher yields. We also believe a more defensive posture is warranted due to our outlook for higher rates later in the calendar year.

Maturity Distribution*
Less than one year............21.9%
Years 1-5.....................19.1%
Years 6-10....................44.4%
Years 11-20...................12.6%
Years 20+......................2.0%
Average Years to Maturity.......7.0
  Years
Duration..................5.7 Years
Sector Distribution*
Municipal Bonds/Notes.......  87.1%
Demand Notes................  10.6%
Closed-End Mutual Fund......   1.7%
Mutual Funds................   0.6%
(Alternative Minimum Tax....  31.7%)
Quality Breakdown*
(Average Quality AA)
AAA/AAA Insured.............  48.4%
AA..........................  18.3%
A...........................  16.2%
BAA.........................   3.6%
Other/Not Rated.............  13.5%

--------------------------------------------------------------------------------

* As of 6/30/02. Portfolio composition subject to change.

One Group Municipal Income Fund
--------------------------------------------------------------------------------
Portfolio Performance Review, (continued)



ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       9
                                                                          Report

[LINE GRAPH]              Value of $10,000 Investment

                                                                LEHMAN BROTHERS 7     LEHMAN BROTHERS 3-15
                                                               YEAR MUNICIPAL BOND    YEAR MUNICIPAL BOND    LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                  INDEX           MUNICIPAL DEBT INDEX
                                              -------          -------------------    --------------------   --------------------
2/93                                           10000                  10000                  10000                  10000
6/93                                           10303                  10453                  10453                  10439
6/94                                           10444                  10585                  10555                  10542
6/95                                           11118                  11456                  11433                  11255
6/96                                           11734                  12090                  12133                  11822
6/97                                           12613                  12940                  13058                  12627
6/98                                           13632                  13889                  14077                  13505
6/99                                           14049                  14295                  14491                  13802
6/00                                           14094                  14865                  15081                  14180
6/01                                           15330                  16230                  16470                  15414
6/02                                           16222                  17393                  17647                  16353

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002

--------------------------------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*     Class C    Class C*
--------------------------------------------------------------------------------------------------------
  1 year                5.82%       5.52%       0.81%       4.78%      -0.22%       4.81%       3.81%
--------------------------------------------------------------------------------------------------------
  5 year                5.16%       4.91%       3.94%       4.21%       3.87%       5.02%       5.02%
--------------------------------------------------------------------------------------------------------
  Since Inception       5.29%       5.11%       4.60%       4.39%       4.39%       4.79%       4.79%
--------------------------------------------------------------------------------------------------------
  Inception Date      2/9/93      2/9/93                  2/9/93                  2/9/93
--------------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/23/93), Class B (1/14/94), and Class C (11/4/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Municipal Income Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       10
Report

One Group Arizona Municipal Bond Fund
--------------------------------------------------------------------------------

Portfolio Performance Review

From an interview with Banc One Investment Advisors Corporation's Todd Curtis, member of the tax-free bond team, Dan Davies, managing director of tax-free investments and Gary Madich, CFA and chief investment officer of fixed income securities.

How did the Fund perform for the year?
The Fund's I share class offered a one-year total return of 6.57%. (For information on other share classes, see page 11.) The 30-day SEC yield on I shares ended the year at 3.58%, which translates to a 6.35% taxable-equivalent yield for investors in the 38.6% federal income tax bracket and 5% Arizona state bracket.

From a broader perspective, what does this performance mean for shareholders? For diversified investors, the Fund's positive total return provided some defense against declining stock market values. In addition, the Fund offered relatively good performance compared to its peer group (see the inside back cover for comparisons to the Fund's benchmark and peer group). On the other hand, the Fund slightly underperformed its market benchmark, the Lehman Brothers 7 Year Municipal Bond Index (total return of 7.16%) due to the difference in composition between the Arizona-focused Fund and the broader-based index and the Fund's slightly greater exposure to short-duration bonds (bonds with greater sensitivity to interest-rate changes).

How was the market climate in Arizona?
Despite rising unemployment, Arizona's economy continued to grow. In particular, lower mortgage rates and population growth kept housing activity strong. But the state budget experienced substantial deficits, which has led to cutbacks at the state and local levels. Supply of new Arizona municipal securities was high during the year, but a heavier-than-normal volume of bond calls fueled strong demand for these new issues.

What strategies did you implement to generate the Fund's positive return? Although the interest-rate environment was positive, there was plenty of uncertainty and volatility in the air. As such, we limited the portfolio's overall sensitivity to interest-rate changes by keeping our duration below 5.5 years and by purchasing higher coupon bonds throughout the year. We also reduced the portfolio's credit risk by purchasing insured and high-quality Arizona securities. We continued to focus on general obligation and basic-services bonds rather than health-care and public-housing-related securities, and this strategy helped overall performance.

As credit concerns surfaced in the bond market, how did you avoid trouble spots? As always, we strived to maintain a high level of tax-free income consistent with minimal risk to principal. We focused on high-quality securities to help limit credit risk. We also used a "laddered" maturity structure of 5- to 18-year maturities to help contain risk and generate consistent returns. ("Laddering" involves investing and reinvesting in bonds that have a range of maturities, similar to moving up and down the steps of a ladder.)

What's your market outlook, and how will it affect the Fund?
Some inflationary pressures may arise from an improving economy and from the declining value of the dollar. Also, government deficits once again may be a concern for the market. In such a climate, we believe income return may exceed principal return, which should bode well for the Fund's positioning and strategy. We intend to focus purchases on full coupon bonds with maturities of 7 to 14 years to minimize price volatility during the next twelve months.

Maturity Distribution*
Less than one year.............7.5%
Years 1-5.....................23.4%
Years 6-10....................53.8%
Years 11-20...................14.9%
Years 20+......................0.4%
Average Years to Maturity.......6.9
  Years
Duration..................5.4 Years
Sector Distribution*
Municipal Bonds/Notes.......  99.8%
Mutual Funds................   0.2%
(Alternative Minimum Tax....  4.3%)
Quality Breakdown*
(Average Quality AA)
AAA/AAA Insured.............  69.6%
AA..........................  23.0%
A...........................   3.7%
BAA.........................   2.5%
Other/Not Rated.............   1.2%

--------------------------------------------------------------------------------

* As of 6/30/02. Portfolio composition subject to change.

One Group Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
Portfolio Performance Review, continued



ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       11
                                                                          Report

[LINE GRAPH]              Value of $10,000 Investment

                                                                LEHMAN BROTHERS 7     LEHMAN BROTHERS 3-15
                                                               YEAR MUNICIPAL BOND    YEAR MUNICIPAL BOND    LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                  INDEX           MUNICIPAL DEBT INDEX
                                              -------          -------------------    --------------------   --------------------
6/92                                           10000                  10000                  10000                  10000
6/93                                           10970                  11074                  11074                  10989
6/94                                           11151                  11214                  11183                  11098
6/95                                           11928                  12137                  12113                  11848
6/96                                           12406                  12809                  12854                  12445
6/97                                           13312                  13709                  13835                  13293
6/98                                           14187                  14715                  14914                  14216
6/99                                           14462                  15145                  15353                  14529
6/00                                           14847                  15749                  15978                  14927
6/01                                           16023                  17196                  17449                  16226
6/02                                           17076                  18427                  18697                  17214

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                 6.57%       6.25%       1.43%       5.53%       0.53%
--------------------------------------------------------------------------------
  5 year                 5.11%       4.85%       3.89%       3.57%       3.22%
--------------------------------------------------------------------------------
  10 year                5.50%       5.09%       4.61%       4.08%       4.08%
--------------------------------------------------------------------------------
  Since Inception        6.88%       6.54%       6.33%       5.71%       5.71%
--------------------------------------------------------------------------------
  Inception Date     11/30/79    11/30/79                11/30/79
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of a collective trust fund for the period prior to the commencement of operations of the mutual fund on January 20, 1997, adjusted to reflect the expenses associated with the Fund. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the Arizona Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       12
Report

One Group Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------

Portfolio Performance Review

From an interview with Banc One Investment Advisors Corporation's Dave Sivinski, member of the tax-free bond team, Dan Davies, managing director of tax-free investments and Gary Madich, CFA and chief investment officer of fixed income securities.

How did the Fund perform for shareholders?
The Fund's I share class posted a total return of 5.89% for the fiscal year. (For information on other share classes, see page 13.) As of June 30, 2002, the 30-day SEC yield on the Fund's I shares was 3.45%, which translates to a taxable-equivalent yield of 6.23% for shareholders in the 38.6% federal income tax bracket and the 6% Kentucky state bracket.

How does the Fund's performance compare to that of the market averages?
The Fund outperformed its peer group average for the one-year period, with a total return in the top third of its category. But the Fund lagged its market benchmark, the Lehman Brothers 7-Year Municipal Bond Index (total return of 7.16%), due to its shorter duration (sensitivity to interest rate changes) and its position in shorter maturities -- in the five-to nine-year sector -- as interest rates were falling. When rates are falling, portfolios with longer durations realize greater price appreciation. (See inside the back cover for more details on performance comparisons to the Fund's benchmark and peer group.)

What key strategies were behind the Fund's performance?
Given the declining yet volatile interest-rate climate, our primary strategies were aimed at controlling the Fund's duration and keeping it more in line with that of the market benchmark. To that end, we shifted our focus from high-quality bonds in the 15-year maturity sector to high-quality securities in the five- to nine-year range. The result was a relatively stable Fund share price at the expense of a slightly lower yield. As always, we managed the Fund with our shareholders' tax situations in mind. The number of holdings subject to the Alternative Minimum Tax remained low, and we kept capital gains to minimum.

What influence did the general economic climate have on the Kentucky market? Kentucky's financial position deteriorated over the fiscal year, given the slowdown in the overall U.S. economy. The state's "rainy-day" fund provided some protection, but the decline in income tax receipts was larger and more sustained than expected, which has prompted budget cuts. Despite the change in the state's fortunes, there has been no measurable impact on bond yields versus other states.

Given this climate, did you avoid any sectors or securities?
We usually invest in all sectors, due to the limited universe of available Kentucky-issued securities. But over the last year we reduced our exposure to the hospital sector, which has been under pressure due to the reduction in Medicare reimbursements. As a result, hospital profitability has suffered, and several hospital credits have been downgraded to below-investment-grade status over the last few years. The Fund's health-care exposure remains primarily in insured bonds, which have had little impact on performance.

What is your market outlook, and how will you position the Fund going forward? We believe the economy may remain sluggish through the summer and into early fall. Economic growth -- and along with it, interest rates -- may begin to move up by year-end or early 2003. As such, we're focusing on securities in the short- to intermediate-area (one to 10 year maturities) in an attempt to control the upward drift in duration once rates begin to rise. (When rates rise, funds with longer durations experience greater price declines.) In addition, we favor higher-quality, higher-coupon issues, because they are more liquid and tend to hold their value better in a rising-rate environment.

Maturity Distribution*
Less than one year............12.9%
Years 1-5.....................27.9%
Years 6-10....................48.6%
Years 11-20...................10.6%
Average Years to Maturity.......5.5
  Years
Duration..................4.7 Years
Sector Distribution*
Municipal Bonds/Notes.......  99.6%
Mutual Funds................   0.4%
(Alternative Minimum Tax....  7.2%)
Quality Breakdown*
(Average Quality AA)
AAA/AAA Insured.............  67.8%
AA..........................  26.0%
A...........................   5.8%
Other/Not Rated.............   0.4%

--------------------------------------------------------------------------------

* As of 6/30/02. Portfolio composition subject to change.

One Group Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
Portfolio Performance Review, continued



ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       13
                                                                          Report

[LINE GRAPH]              Value of $10,000 Investment

                                                                LEHMAN BROTHERS 7     LEHMAN BROTHERS 3-15
                                                               YEAR MUNICIPAL BOND    YEAR MUNICIPAL BOND    LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                  INDEX           MUNICIPAL DEBT INDEX
                                              -------          -------------------    --------------------   --------------------
3/93                                           10000                  10000                  10000                  10000
6/93                                           10221                  10142                  10142                  10134
6/94                                           10250                  10270                  10241                  10234
6/95                                           10935                  11115                  11093                  10926
6/96                                           11630                  11730                  11772                  11477
6/97                                           12414                  12555                  12670                  12258
6/98                                           13296                  13476                  13659                  13110
6/99                                           13569                  13870                  14060                  13399
6/00                                           13953                  14423                  14632                  13766
6/01                                           15078                  15748                  15980                  14964
6/02                                           15967                  16875                  17122                  15875

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                5.89%       5.61%       0.86%       4.97%      -0.03%
--------------------------------------------------------------------------------
  5 year                5.16%       4.90%       3.94%       4.25%       3.91%
--------------------------------------------------------------------------------
  Since Inception       5.16%       4.92%       4.40%       4.20%       4.20%
--------------------------------------------------------------------------------
  Inception Date     3/12/93     3/12/93                 3/12/93
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (1/20/95) and Class B (3/16/95), performance is based on Class I performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Trademark Kentucky Municipal Bond Fund prior to the acquisition by the One Group Kentucky Municipal Bond Fund on January 20, 1995. Prior to March 16, 1995, performance for Class B shares is based on Class I share performance adjusted to reflect the expenses and sales charges applicable to Class B shares.

The performance of the Kentucky Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       14
Report

One Group Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------

Portfolio Performance Review

From an interview with Banc One Investment Advisors Corporation's Dave Sivinski, member of the tax-free bond team, Dan Davies, managing director of tax-free investments and Gary Madich, CFA and chief investment officer of fixed income securities.

How did the Fund perform for shareholders?
Shareholders in the Fund's I share class earned a total return of 5.75% for the fiscal year. (For information on other share classes, see page 15.) As of June 30, 2002, the 30-day SEC yield on the Fund's I shares was 3.35%, which translates to a taxable-equivalent yield of 6.05% for shareholders in the 38.6% federal income tax bracket and the 6% Louisiana state bracket.

Relatively speaking, how did the Fund's performance measure up?
The Fund outperformed its peer group, but it underperformed its benchmark index, the Lehman Brothers 7-Year Municipal Bond Index (total return of 7.16%). The Fund held a number of shorter-term holdings that matured at the end of 2001. We reinvested the proceeds in the intermediate sector (10 to 15 years) of the yield curve, just as rates were on the upswing. This hindered total return performance relative to the index. In terms of income, shareholders should be pleased with the Fund's yield, which remained relatively strong in an overall declining rate environment. (See inside the back cover for more information on performance comparisons to the Fund's benchmark and peer group.)

What were your key strategies during the year?
Our overall strategy centered on controlling the Fund's duration (sensitivity to interest rate changes) and keeping it in line with the benchmark's duration. As such, we shifted our focus from bonds in the 15-year maturity sector to those in the six- to nine-year area, which helped stabilize the Fund's share price. We also kept our shareholders' tax objectives in mind. Only 3.3% of the portfolio's holdings were subject to the Alternative Minimum Tax, and our tax-loss strategy kept capital gains to a minimum.

Did domestic economic issues impact the Louisiana municipal market?
Following the general trend in the U.S. economy, Louisiana's economy declined during the year. Having a "rainy-day" fund provided some protection, but the decline in income tax receipts has been more severe than expected. Budget cuts are in place, but tax revenues have yet to stabilize. Nevertheless, the change in the state's fortunes has had no measurable impact on bond yields in Louisiana versus other states.

Did you avoid any particular sectors or securities?
We have been avoiding the hospital segment of the health care sector for a while, but for reasons rooted in federal legislation. Hospital profits have been under growing pressure, ever since the balanced budget act of the late 1990s reduced Medicare reimbursements. Hospital bonds have suffered, and a number of credits have been downgraded to below-investment-grade over the past few years. The Fund's health care holdings primarily are in insured bonds, which have had little impact on performance.

What is your market outlook, and how will you position the Fund going forward? We look for economic growth and interest rates to move up by year-end or early 2003. As such, we're focusing on securities with one- to 10-year maturities in an attempt to control the upward drift in duration likely to occur once rates begin to rise. (When rates rise, funds with longer durations experience greater price declines.) In addition, we favor higher-quality, higher-coupon issues, because they are more liquid and tend to hold their value better in a rising-rate environment.

Maturity Distribution*
Less than one year............11.5%
Years 1-5.....................25.4%
Years 6-10....................51.1%
Years 11-20...................12.0%
Average Years to Maturity.......6.2
  Years
Duration..................5.2 Years
Sector Distribution*
Municipal Bonds/Notes.......  97.9%
Mutual Funds................   1.8%
Demand Notes................   0.3%
(Alternative Minimum Tax....  3.3%)
Quality Breakdown*
(Average Quality AA)
AAA/AAA Insured.............  89.8%
AA..........................   0.7%
A...........................   5.7%
BAA.........................   1.4%
Other/Not Rated.............   2.4%

--------------------------------------------------------------------------------

* As of June 30, 2002. Portfolio composition subject to change.

One Group Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
Portfolio Performance Review, continued



ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       15
                                                                          Report

[LINE GRAPH]              Value of $10,000 Investment

                                                                     LEHMAN BROTHERS 7   LEHMAN BROTHERS 3-   LIPPER INTERMEDIATE
                                                                      YEAR MUNICIPAL     15 YEAR MUNICIPAL      MUNICIPAL DEBT
                                  CLASS A            CLASS A*           BOND INDEX           BOND INDEX              INDEX
                                  -------            --------        -----------------   ------------------   -------------------
6/92                               10000                9554               10000               10000                 10000
6/93                               11022               10530               11074               11047                 10989
6/94                               11129               10633               11214               11183                 11098
6/95                               11867               11338               12137               12113                 11848
6/96                               12538               11979               12809               12854                 12445
6/97                               13359               12763               13709               13835                 13293
6/98                               14207               13574               14715               14914                 14216
6/99                               14445               13801               15145               15353                 14529
6/00                               14813               14153               15749               15978                 14927
6/01                               16039               15324               17196               17449                 16226
6/02                               16935               16188               18427               18697                 17214

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                 5.75%       5.59%       0.88%       4.90%      -0.10%
--------------------------------------------------------------------------------
  5 year                 5.10%       4.86%       3.89%       4.19%       3.85%
--------------------------------------------------------------------------------
  10 year                5.53%       5.41%       4.93%       4.63%       4.63%
--------------------------------------------------------------------------------
  Since Inception        6.14%       6.04%       5.65%       5.27%       5.27%
--------------------------------------------------------------------------------
  Inception Date     12/29/89    12/29/89                12/29/89
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class I (3/26/96) and Class B (9/16/94), performance is based on Class A share performance adjusted to reflect the deduction of fees and expenses including the absence of a sales charge in the case of Class I Shares.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Paragon Louisiana Tax-Free Fund for the period before it was acquired by the One Group Louisiana Municipal Bond Fund on March 26, 1996. Prior to March 26, 1996, performance for the Class I shares is based on Class A share performance adjusted to reflect the absence of sales charges.

The performance of the Louisiana Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       16
Report

One Group Michigan Municipal Bond Fund
--------------------------------------------------------------------------------

Portfolio Performance Review

From an interview with Banc One Investment Advisors Corporation's Dave Sivinski, member of the tax-free bond team, Dan Davies, managing director of tax-free investments and Gary Madich, CFA and chief investment officer of fixed income securities.

How did the Fund perform for shareholders?
The Fund's I share class earned a total return of 6.39% for the fiscal year. (For information on other share classes, see page 17.) As of June 30, 2002, the 30-day SEC yield on the Fund's I shares was 3.65%, which translates to a taxable-equivalent yield of 6.40% for shareholders in the 38.6% federal income tax bracket and the 4.4% Michigan state bracket.

How did the Fund's performance compare to market returns?
The Fund outperformed its peer group, with an annual return in the top 30 % of its fund universe. But the Fund underperformed its market benchmark, the Lehman Brothers 7-Year Municipal Bond Index, which posted a total return of 7.16%. This largely was due to the composition differences between the Michigan-focused Fund and the broader-based index. Shareholders should be pleased with the Fund's yield, which remained relatively strong despite an overall declining rate environment. (See inside the back cover for more information on performance comparisons to the Fund's benchmark and peer group.)

What were your key strategies during the year?
Although interest rates declined in general, it was a volatile descent. As such, our main effort was to keep the Fund's duration (sensitivity to interest rate changes) in line with the benchmark's duration. We shifted our focus from bonds in the 15-year maturity sector to those in the six- to nine-year area, which helped stabilize the Fund's share price. We also kept our shareholders' tax objectives in mind. Only 1.5% of the portfolio's holdings were subject to the Alternative Minimum Tax, and our tax-loss strategy kept capital gains to a minimum.

Did the national economic scenario affect the Michigan municipal market?
The Michigan economy followed the national trend during the year and slowed. The state's "rainy-day" fund and budget cuts have provided some relief, but the decline in income tax receipts has been greater than expected. Despite the state's economic challenges, bond yields in Michigan were affected no more than bond yields in other states.

With quality a big concern, were you influenced by any credit issues?
We continued to avoid the hospital segment of the health-care sector. Hospital profits have been under growing pressure, due to reduced Medicare reimbursements stemming from the balanced budget act of the late 1990s. Hospital bonds have declined, and many credits have been downgraded to below-investment-grade over the past few years.

What is your market outlook, and how will you position the Fund going forward? Economic growth should improve by the end of the year or early 2003, causing interest rates to trend upward. In response, we plan to focus on securities with one- to 10-year maturities, which should help control the upward drift in duration once rates begin to rise. (When rates rise, funds with longer durations experience greater price declines.) In addition, we continue to favor higher-quality, higher-coupon issues, because they are more liquid and tend to hold their value better in a rising-rate environment.

Maturity Distribution*
Less than one year............11.9%
Years 1-5.....................32.6%
Years 6-10....................43.5%
Years 11-20...................12.0%
Average Years to Maturity.......6.0
  Years
Duration..................4.9 Years
Sector Distribution*
Municipal Bonds/Notes.......  96.8%
Mutual Funds................   3.2%
(Alternative Minimum Tax....  1.5%)
Quality Breakdown*
(Average Quality AA)
AAA/AAA Insured.............  74.6%
AA..........................  20.3%
A...........................   3.0%
BAA.........................   0.5%
Other/Not Rated.............   1.6%

--------------------------------------------------------------------------------

* As of 6/30/02. Portfolio composition subject to change.

One Group Michigan Municipal Bond Fund
--------------------------------------------------------------------------------
Portfolio Performance Review, continued



ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       17
                                                                          Report

[LINE GRAPH]              Value of $10,000 Investment

                                                                LEHMAN BROTHERS 7     LEHMAN BROTHERS 3-15     LIPPER MICHIGAN
                                                               YEAR MUNICIPAL BOND    YEAR MUNICIPAL BOND    MUNICIPAL DEBT FUNDS
                                              CLASS I                 INDEX                  INDEX                  INDEX
                                              -------          -------------------    --------------------   --------------------
2/93                                           10000                  10000                  10000                  10000
6/93                                           10529                  10453                  11074                  10576
6/94                                           10518                  10585                  11183                  10582
6/95                                           11403                  11456                  12113                  11322
6/96                                           12050                  12090                  12854                  11991
6/97                                           13003                  12940                  13835                  12888
6/98                                           14140                  13889                  14914                  13897
6/99                                           14389                  14295                  15353                  14109
6/00                                           14573                  14865                  15978                  14286
6/01                                           15926                  16230                  17449                  15629
6/02                                           16944                  17393                  18697                  16579

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                6.39%       6.22%       1.46%       5.49%       0.49%
--------------------------------------------------------------------------------
  5 year                5.44%       5.16%       4.20%       4.53%       4.19%
--------------------------------------------------------------------------------
  Since Inception       5.77%       5.60%       5.09%       4.77%       4.77%
--------------------------------------------------------------------------------
  Inception Date       2/1/93      2/1/93                  2/1/93
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period prior to the acquisition by the One Group Michigan Municipal Bond Fund on March 22, 1999.

The performance of the Michigan Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Bond Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Bond Index for periods prior to July 1, 1993. Thereafter, the data is from the Lehman Brothers 3-15 Year Municipal Bond Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Bond Index on July 1, 1993.

The Lipper Michigan Municipal Debt Funds Index is comprised of funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt).

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       18
Report

One Group Ohio Municipal Bond Fund
--------------------------------------------------------------------------------

Portfolio Performance Review

From an interview with Banc One Investment Advisors Corporation's Dave Sivinski, member of the tax-free bond team, Dan Davies, managing director of tax-free investments and Gary Madich, CFA and chief investment officer of fixed income securities.

How did the Fund perform?
The Fund's I share class posted a total return of 6.33% for the fiscal year. (For information on other share classes, see page 19.) As of June 30, 2002, the 30-day SEC yield on the Fund's I shares was 3.54%, which translates to a taxable-equivalent yield of 6.50% for shareholders in the 38.6% federal income tax bracket and the 7.0% Ohio state bracket.

How should shareholders interpret the Fund's results?
Shareholders should be pleased that the Fund outperformed its peer group average for the one-year period, with a total return in the top quartile of its category. We attribute this performance to our close monitoring of the Fund's duration (sensitivity to interest rate changes) and keeping the Fund's duration in line with that of the benchmark. But the Fund underperformed its market benchmark, the Lehman Brothers 7-Year Municipal Bond Index, which posted a total return of 7.16%. This largely was due to the composition differences between the broader-based index and the Ohio-focused Fund. (See inside the back cover for more details on performance comparisons to the Fund's benchmark and peer group.)

What key strategies were behind the Fund's performance?
Although interest rates were declining overall, they remained volatile. As such, our primary strategies were aimed at maintaining a neutral duration, relative to the benchmark. We shifted our focus from high-quality bonds in the 15-year maturity sector to high-quality securities in the five- to nine-year range. The result was a relatively stable Fund share price at the expense of a slightly lower yield. As always, we managed the Fund with our shareholders' tax situations in mind. The number of holdings subject to the Alternative Minimum Tax remained low, and we kept capital gains to minimum.

What influence did the general economic climate have on the Ohio market?
The slowdown in the U.S. economy led to a deterioration of Ohio's fiscal position. The state's "rainy-day" fund and budget cuts provided some relief, but the decline in income tax receipts was larger and more sustained than expected. Nevertheless, the change in the state's fortunes did not have an impact on bond yields in Ohio versus other states.

Given this climate, did you avoid any sectors or securities?
Because the number of Ohio-issued securities is limited, we usually invest in all market sectors. But over the last fiscal year we limited exposure to the hospital sector, which has been under pressure since the late 1990s due to a reduction in Medicare reimbursements. Hospital profitability has suffered, and several hospital credits have been downgraded to below-investment-grade status over the last few years. The Fund's health-care exposure remains primarily in insured bonds, which have had little impact on performance.

What is your market outlook, and how will you position the Fund going forward? Economic growth -- and along with it, interest rates -- may begin to increase by year-end or early 2003. As such, we're focusing on securities in the short- to intermediate-area (one to 10 year maturities) in an attempt to control the upward drift in duration once rates begin to rise. (When rates rise, funds with longer durations experience greater price declines.) In addition, we favor higher-quality, higher-coupon issues, because they are more liquid and tend to hold their value better in a rising-rate environment.

Maturity Distribution*
Less than one year............13.3%
Years 1-5.....................27.8%
Years 6-10....................46.5%
Years 11-20...................12.4%
Average Years to Maturity.......6.1
  Years
Duration..................5.0 Years
Sector Distribution*
Municipal Bonds/Notes.......  96.1%
Mutual Funds................   3.9%
(Alternative Minimum Tax....  5.2%)
Quality Breakdown*
(Average Quality AA)
AAA/AAA Insured.............  65.9%
AA..........................  23.0%
A...........................   4.0%
BAA.........................   2.9%
Other/Not Rated.............   4.2%

--------------------------------------------------------------------------------

* As of 6/30/02. Portfolio composition subject to change.

One Group Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
Portfolio Performance Review, continued



ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       19
                                                                          Report

[LINE GRAPH]              Value of $10,000 Investment

                                                                LEHMAN BROTHERS 7     LEHMAN BROTHERS 3-15
                                                               YEAR MUNICIPAL BOND    YEAR MUNICIPAL BOND    LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                  INDEX           MUNICIPAL DEBT INDEX
                                              -------          -------------------    --------------------   --------------------
6/92                                           10000                  10000                  10000                  10000
6/93                                           11143                  11074                  11074                  10989
6/94                                           11151                  11214                  11183                  11098
6/95                                           11828                  12137                  12113                  11848
6/96                                           12500                  12809                  12854                  12445
6/97                                           13403                  13709                  13835                  13293
6/98                                           14359                  14715                  14914                  14216
6/99                                           14624                  15145                  15353                  14529
6/00                                           14946                  15749                  15978                  14927
6/01                                           16236                  17196                  17449                  16226
6/02                                           17264                  18427                  18697                  17214

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                6.33%       6.08%       1.31%       5.30%       0.30%
--------------------------------------------------------------------------------
  5 year                5.19%       4.93%       3.97%       4.24%       3.89%
--------------------------------------------------------------------------------
  10 year               5.61%       5.38%       4.90%       4.71%       4.71%
--------------------------------------------------------------------------------
  Since Inception       6.06%       5.83%       5.38%       5.16%       5.16%
--------------------------------------------------------------------------------
  Inception Date       7/2/91      7/2/91                  7/2/91
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92) and Class B (1/14/94), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Ohio Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       20
Report

One Group West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------

Portfolio Performance Review

From an interview with Banc One Investment Advisors Corporation's Dave Sivinski, member of the tax-free bond team, Dan Davies, managing director of tax-free investments and Gary Madich, CFA and chief investment officer of fixed income securities.

How did the Fund perform?
The Fund's I share class posted a total return of 6.22% for the fiscal year. (For information on other share classes, see page 21.) As of June 30, 2002, the 30-day SEC yield on the Fund's I shares was 3.40%, which translates to a taxable-equivalent yield of 6.19% for shareholders in the 38.6% federal income tax bracket and the 6.5% West Virginia state bracket.

What does the Fund's performance mean for shareholders?
Shareholders should be pleased with the Fund's one-year total return, which ranked in the top quartile of the Fund's peer group. This primarily was due to our strategy of keeping the Fund's duration (sensitivity to interest rate changes) close to that of the benchmark. But the Fund underperformed its market benchmark, the Lehman Brothers 7-Year Municipal Bond Index, which posted a total return of 7.16%. This largely was due to the composition differences between the West Virginia specific Fund and the broader-based index. (See inside the back cover for more details on performance comparisons to the Fund's benchmark and peer group.)

What key strategies contributed to the Fund's performance?
Interest rates were declining overall during the year, but they remained volatile. As such, our primary strategies were aimed at maintaining a neutral duration, relative to the benchmark. We shifted our focus from high-quality bonds in the 15-year maturity sector to high-quality securities in the five- to nine-year range. The result was a relatively stable Fund share price at the expense of a slightly lower yield. As always, we managed the Fund with our shareholders' tax situations in mind. The number of holdings subject to the Alternative Minimum Tax remained low, and we kept capital gains to minimum.

What influence did the general economic climate have on the West Virginia market?
West Virginia's fiscal profile deteriorated during the year, due to the general slowdown in the U.S. economy. The state's "rainy-day" fund provided some relief, and budget cuts helped somewhat, but the decline in income tax receipts was larger and more sustained than expected. Nevertheless, the change in the state's fortunes did not have a measurable impact on bond yields in West Virginia versus other states.

Given this climate, did you avoid any sectors or securities?
We usually invest in all market sectors, but over the last year we reduced our exposure to the hospital sector. Bonds in this industry have been under pressure for several years, due to a reduction in Medicare reimbursements stemming from the balanced budget act of the late 1990s. Hospital profitability has suffered, and several hospital credits have been downgraded to below-investment-grade status over the last few years. The Fund's health-care exposure remains primarily in insured bonds, which have had little impact on performance.

What is your market outlook, and how will you position the Fund going forward? Economic growth and interest rates may be on the upswing within the next several months. As such, we're focusing on securities in the short- to intermediate-area (one to 10 year maturities) in an attempt to control the upward drift in duration once rates begin to rise. (When rates rise, funds with longer durations experience greater price declines.) In addition, we favor higher-quality, higher-coupon issues, because they are more liquid and tend to hold their value better in a rising-rate environment.

Maturity Distribution*
Less than one year............10.7%
Years 1-5.....................26.6%
Years 6-10....................51.4%
Years 11-20...................11.3%
Average Years to Maturity.......5.6
  Years
Duration..................4.6 Years
Sector Distribution*
Municipal Bonds/Notes.......  97.9%
Mutual Funds................   2.1%
(Alternative Minimum Tax....  3.7%)
Quality Breakdown*
(Average Quality AA)
AAA/AAA Insured.............  82.7%
AA..........................   7.2%
A...........................   5.5%
BAA.........................   1.1%
Other/Not Rated.............   3.5%

--------------------------------------------------------------------------------

* As of 6/30/02. Portfolio composition subject to change.

One Group West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
Portfolio Performance Review, continued



ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       21
                                                                          Report

[LINE GRAPH]              Value of $10,000 Investment

                                                                LEHMAN BROTHERS 7     LEHMAN BROTHERS 3-15
                                                               YEAR MUNICIPAL BOND    YEAR MUNICIPAL BOND    LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                  INDEX           MUNICIPAL DEBT INDEX
                                              -------          -------------------    --------------------   --------------------
6/92                                           10000                  10000                  10000                  10000
6/93                                           10811                  11074                  10989                  11074
6/94                                           11158                  11214                  11098                  11183
6/95                                           11789                  12137                  11848                  12113
6/96                                           12329                  12809                  12445                  12854
6/97                                           13240                  13709                  13293                  13835
6/98                                           14215                  14715                  14216                  14914
6/99                                           14458                  15145                  14529                  15353
6/00                                           14857                  15749                  14927                  15978
6/01                                           16124                  17196                  16226                  17449
6/02                                           17127                  18427                  17214                  18697

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                 6.22%       5.89%       1.11%       5.26%       0.26%
--------------------------------------------------------------------------------
  5 year                 5.28%       4.97%       4.01%       4.36%       4.02%
--------------------------------------------------------------------------------
  10 year                5.53%       5.27%       4.79%       4.60%       4.60%
--------------------------------------------------------------------------------
  Since Inception        6.82%       6.57%       6.30%       5.89%       5.89%
--------------------------------------------------------------------------------
  Inception Date      12/31/83    12/31/83                12/31/83
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of a collective trust fund for the period prior to the commencement of operations of the mutual fund on January 20, 1997, adjusted to reflect the expenses associated with the Fund. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the West Virginia Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       22
Report

One Group Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
(Amounts in thousands)

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
 Municipal Bonds (72.0%):
Alabama (0.2%):
 $  500     21st Century Tobacco Settlement
              Revenue, 5.25%, 12/1/03 .........  $    515
                                                 --------
Alaska (1.6%):
  5,000     Valdez Marine Term, Revenue,
              Phillips Project, 2.90%, 5/1/31,
              Putable 1/1/03 @ 100 ............     4,994
                                                 --------
Arizona (4.3%):
  1,000     Gila County IDA, Revenue, Cobre
              Valley Community Hospital, 5.38%,
              12/1/07 .........................     1,068
 10,200     Maricopa County Pollution Control,
              Corp., Pollution Control Revenue,
              Series D, 3.75%, 5/1/29,
              Mandatory Put 4/8/03 @ 100 ......    10,212
  1,065     Maricopa County School District
              #69, Paradise Valley, Refunding
              Certificates, 4.25%, 7/1/06 .....     1,122
  1,000     Salt River Project, Agriculture
              Improvement & Power District,
              Electric Systems Revenue, Series
              A, 5.63%, 1/1/06 ................     1,093
                                                 --------
                                                   13,495
                                                 --------
Arkansas (0.3%):
  1,000     University of Arkansas, Athletic
              Facility, Revenue, Razorback
              Stadium Project, 3.55%, 12/1/21,
              Putable 12/1/06 @ 100 ...........     1,020
                                                 --------
California (1.4%):
    400     San Diego County, Certificates of
              Participation, 4.70%, 9/1/02 ....       402
    465     San Diego Housing Authority, Multi-
              Family Housing Revenue, Harbor
              View Villas Apartments, Series H,
              3.65%, 1/15/04 ..................       472
  1,100     State Veterans Bonds Series, GO,
              4.55%, 12/1/06 ..................     1,174
  2,315     Statewide Communities Development
              Authority, Multi-Family Housing
              Revenue, Serenity Villas
              Apartments, 3.80%, 7/1/05 .......     2,382
                                                 --------
                                                    4,430
                                                 --------
Colorado (6.8%):
    800     Denver City & County, Airport
              Revenue, Series A, 7.20%,
              11/15/02 ........................       815
    500     Denver City & County, Airport
              Revenue, AMT, 5.50%, 11/15/03 ...       524
  1,500     Denver City & County, Airport
              Revenue, 0.00%, 11/15/04 ........     1,409

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Colorado, continued:
 $9,750     Denver City & County, School
              District #1, GO, Series A, 0.00%,
              12/1/06 .........................  $  8,482
    535     Foothills Park & Recreation
              District, Subdistrict A, GO,
              0.00%, 12/1/04, FSA .............       506
  2,000     Health Facilities Authority,
              Catholic Health Initiatives,
              4.00%, 9/1/05 ...................     2,068
    865     Housing and Finance Authority,
              4.00%, 2/1/12, Callable 8/1/11 @
              102 .............................       883
  1,550     Hyland Hills Metro Parks &
              Recreation, Colorado Special
              Revenue, Series A, 5.00%,
              12/15/06 ........................     1,632
  1,485     San Miguel County, Mountain Village
              Metropolitan District, GO, 8.10%,
              12/1/11, Callable 12/1/02 @
              101 .............................     1,520
  3,500     Tower Metropolitan District, GO,
              4.00%, 12/1/30, Putable 11/30/05
              @ 100 ...........................     3,556
                                                 --------
                                                   21,395
                                                 --------
Delaware (0.9%):
  2,625     Clipper Caraval Tax-Exempt
              Certified Trust, Revenue, Series
              98-1, 4.50%, 10/6/05, AMBAC .....     2,704
                                                 --------
District of Columbia (0.5%):
    810     Housing Finance Agency,
              Multi-Family Housing Revenue,
              Haven House Cooperative Project,
              Series B, AMT, 5.55%, 12/1/02 ...       821
    865     Housing Finance Agency,
              Multi-Family Mortgage Revenue,
              Congress Park Plaza Project,
              Series A, 6.20%, 11/20/03,
              GNMA ............................       892
                                                 --------
                                                    1,713
                                                 --------
Florida (5.9%):
  3,575     Capital Projects Finance Authority
              Revenue, AAAE Airports Project,
              Series I, 4.25%, 6/1/05, MBIA ...     3,739
  2,795     Miami-Dade County School Board,
              Certificates of Participation,
              5.25%, 8/1/09 ...................     3,060
 11,350     University Athletic Association,
              Inc., 3.50%, 10/1/31, Putable
              10/1/06 @ 100 ...................    11,333

Continued

One Group Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       23
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Florida, continued:
 $  250     West Orange Healthcare District,
              Revenue, Series A, 5.00%,
              2/1/04 ..........................  $    259
                                                 --------
                                                   18,391
                                                 --------
Georgia (1.4%):
    200     Fulton County Residential Care
              Facilities, Revenue, Canterbury
              Court Project, 6.75%, 10/1/02 ...       202
    215     Fulton County Residential Care
              Facilities, Revenue, Canterbury
              Court Project, 6.75%, 10/1/03 ...       224
  1,290     Gainesville & Hall County Hospital
              Authority, Revenue, Northeast
              Health Systems, Inc. Project,
              3.75%, 5/15/06 ..................     1,302
  1,000     Municipal Electric Authority, Power
              Revenue, 6.00%, 1/1/06 ..........     1,097
  1,465     Savannah Economic Development
              Revenue, College of Art & Design
              Project, 6.00%, 10/1/03 .........     1,514
                                                 --------
                                                    4,339
                                                 --------
Idaho (0.5%):
    530     Boise-Kuna Irrigation District,
              Lucky Peak Hydroelectric Project,
              Revenue, 3.50%, 7/1/06,
              Prerefunded 8/22/02 @ 101 .......       543
    315     Boise-Kuna Irrigation District,
              Lucky Peak Hydroelectric Project,
              Revenue, 3.50%, 7/1/07, AMBAC ...       320
    500     Boise-Kuna Irrigation District,
              Lucky Peak Hydroelectric Project,
              Revenue, 4.00%, 7/1/07, AMBAC ...       520
    200     Boise-Kuna Irrigation District,
              Lucky Peak Hydroelectric Project,
              Revenue, 4.00%, 7/1/08, AMBAC ...       206
                                                 --------
                                                    1,589
                                                 --------
Illinois (0.5%):
    890     Cook County School District #151
              South Holland, GO, 0.00%,
              12/1/04, FSA ....................       837
    800     Glenview, Multi-Family Housing
              Revenue, Valley Lo Towers II
              Project, 5.20%, 12/1/27,
              Mandatory Put 12/1/07 @ 100,
              FNMA ............................       863
                                                 --------
                                                    1,700
                                                 --------
Indiana (2.2%):
  1,135     Allen County Public Library,
              Partnership of Certification,
              5.10%, 7/1/05 ...................     1,147

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Indiana, continued:
 $  540     Health Facilities Financing
              Authority, Hospital Revenue,
              Lafayette Home Hospital Project,
              5.75%, 8/1/08, Callable 2/1/03 @
              102 .............................  $    555
  3,000     Indianapolis Airport Authority,
              Special Facilities Revenue,
              Federal Express Corp. Project,
              AMT, 7.10%, 1/15/17, Callable
              7/15/04 @ 102 ...................     3,208
  1,800     Indianapolis Public Improvement
              Bond, Revenue, Series A, 5.00%,
              7/1/05 ..........................     1,923
                                                 --------
                                                    6,833
                                                 --------
Kansas (0.7%):
  1,030     State Development Financial
              Authority, Revenue, Public Water
              Supply, 4.00%, 4/1/06, 4.00%,
              04/01/06, AMBAC .................     1,073
  1,000     State Development Financial
              Authority, Revenue, Public Water
              Supply, 4.00%, 4/1/08, AMBAC ....     1,029
                                                 --------
                                                    2,102
                                                 --------
Kentucky (1.8%):
  4,575     Logan/Todd Regional Water
              Commission, Revenue, 3.38%,
              8/1/03, Callable 8/1/02 @ 100 ...     4,580
  1,000     Winchester Industrial Building
              Revenue, 7.75%, 7/1/12, Callable
              7/1/02 @ 102 ....................     1,020
                                                 --------
                                                    5,600
                                                 --------
Louisiana (0.9%):
    605     Greater Baton Rouge Parking
              Authority, Sales & Use Tax,
              Revenue, 6.38%, 7/1/03, Callable
              7/1/02 @ 100 ....................       607
  1,000     Port New Orleans Board of Common
              Port Facilities, Revenue, AMT,
              5.50%, 4/1/08 ...................     1,086
  1,000     Port New Orleans Board of Common
              Port Facilities, Revenue, AMT,
              5.50%, 4/1/09 ...................     1,083
                                                 --------
                                                    2,776
                                                 --------
Maine (0.3%):
    770     Educational Loan Marketing Corp.,
              Student Loan Revenue, AMT, 6.90%,
              11/1/03 .........................       787
                                                 --------

Continued

One Group Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       24
Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
 Massachusetts (1.7%):
 $3,880     New England Education Loan
              Marketing Corp., Student Loan
              Revenue, Series F, AMT, 5.63%,
              7/1/04, GSL .....................  $  4,098
  1,060     New England Education Loan
              Marketing Corp., Student Loan
              Revenue, Series A, AMT, 5.70%,
              7/1/05, GSL .....................     1,136
                                                 --------
                                                    5,234
                                                 --------
Michigan (2.1%):
    500     Higher Education Facilities
              Authority, Revenue, Limited
              Obligation, Calvin College,
              3.20%, 12/1/05 ..................       505
    500     Higher Education Facilities
              Authority, Revenue, Limited
              Obligation, Calvin College,
              3.55%, 12/1/06 ..................       506
    500     Higher Education Facilities
              Authority, Revenue, Limited
              Obligation, Calvin College,
              3.85%, 12/1/07 ..................       506
  1,580     Higher Education Facilities
              Authority, Revenue, Limited
              Obligations, Hope College
              Project, 7.00%, 10/1/13,
              Partially Prerefunded 10/1/04 @
              101 .............................     1,752
  1,000     State Building Authority, Revenue,
              Facilities Program, Series I,
              5.00%, 10/15/06 .................     1,086
  1,500     State Hospital Finance Authority,
              Revenue, 6.10%, 8/15/22, Callable
              8/15/02 @ 102 ...................     1,538
    700     State Housing Development
              Authority, Revenue, Series B,
              AMT, 4.60%, 12/1/28, Callable
              11/1/08 @ 101 ...................       725
                                                 --------
                                                    6,618
                                                 --------
Minnesota (1.7%):
  5,450     Minneapolis, Multi-Family Housing
              Revenue, Sumner Field, Series B,
              AMT, 3.75%, 5/20/07 .............     5,462
                                                 --------
Mississippi (0.9%):
  1,440     Higher Education Assistance Corp.,
              Student Loan Revenue, Series C,
              AMT, 6.50%, 7/1/04, Callable
              7/1/02 @ 102, GSL ...............     1,492
  1,000     Higher Education Assistance Corp.,
              Student Loan Revenue, Series C,
              AMT, 6.60%, 1/1/05, Callable
              7/1/02 @ 102, GSL ...............     1,034

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Mississippi, continued:
 $  380     Higher Education Assistance Corp.,
              Student Loan Revenue, Series C,
              AMT, 6.05%, 9/1/07, Callable
              9/1/02 @ 102, GSL ...............  $    389
                                                 --------
                                                    2,915
                                                 --------
Missouri (2.2%):
  2,000     St. Louis Airport Revenue, 6.25%,
              1/1/03 ..........................     2,028
  4,570     St. Louis, IDA, Multi-Family
              Housing Revenue, 5.22%, 11/15/29,
              Putable 11/15/04 @ 100 ..........     4,598
    260     State Housing Development
              Community, Multi-Family Housing
              Revenue, Series I, 4.20%,
              12/1/06, FHA ....................       271
                                                 --------
                                                    6,897
                                                 --------
Montana (0.7%):
  2,500     Forsyth, PCR, Portland General
              Electric Co., Series B, 4.75%,
              5/1/33, Putable 5/1/03 @ 100 ....     2,229
                                                 --------
Nebraska (0.3%):
    500     American Public Energy Agency, Gas
              Supply Revenue, Public Gas Agency
              Project, Series C, 4.00%,
              9/1/04 ..........................       518
    330     American Public Energy Agency, Gas
              Supply Revenue, Public Gas Agency
              Project, Series C, 4.00%,
              9/1/05 ..........................       343
                                                 --------
                                                      861
                                                 --------
New Jersey (0.4%):
  1,220     Mercer County, Import Authority
              Revenue, State Justice Complex,
              Series A, 4.63%, 1/1/06 .........     1,272
                                                 --------
New York (2.0%):
    350     New York City, GO, Series A, 6.25%,
              8/1/08, Callable 8/1/04 @
              101.5 ...........................       382
  1,965     New York City, GO, 6.60%, 8/1/09 ..     2,003
  3,000     New York City, GO, Series B, 6.00%,
              8/15/04 .........................     3,222
    500     Tobacco Trust I, Revenue, 5.25%,
              6/1/03 ..........................       510
                                                 --------
                                                    6,117
                                                 --------
North Carolina (0.3%):
    500     Eastern Municipal Power Agency,
              Systems Revenue, 5.50%, 1/1/05,
              MBIA ............................       536

Continued

One Group Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       25
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
North Carolina, continued:
 $  505     Northern Hospital District, Surry
              County, Health Care Facilities
              Revenue, 5.00%, 10/1/05 .........  $    537
                                                 --------
                                                    1,073
                                                 --------
Ohio (6.3%):
    265     Capital Corp. for Housing, Mortgage
              Revenue, Section 8, Series O,
              6.75%, 2/1/05, Callable 2/1/03 @
              100, FHA ........................       270
    145     Capital Corp. for Housing, Mortgage
              Revenue, Section 8, Series F,
              7.00%, 2/1/05, Callable 8/1/03 @
              100, FHA ........................       145
     75     Capital Corp. for Housing, Mortgage
              Revenue, Section 8, Series C,
              7.00%, 2/1/05, Callable 8/1/03 @
              100, FHA ........................        75
    650     East Liverpool, Hospital Authority,
              Revenue, Series B, 8.13%,
              10/1/11, Callable 10/1/02 @
              101 .............................       664
  1,800     Franklin County Housing Revenue,
              Gender Road Limited Partnership
              Project, AMT, 5.05%, 7/1/05 .....     1,914
  1,275     Franklin County, EDR, Capitol South
              Community Urban, Revenue, 4.75%,
              6/1/05 ..........................     1,314
  3,080     Franklin County, Multi-Family
              Revenue, Agler Green Projects,
              AMT, 3.45%, 5/1/05 ..............     3,096
  1,525     Lucas County Port Authority,
              Revenue, Series B, AMT, 5.63%,
              11/15/04 ........................     1,594
  2,495     Mahoning County Healthcare
              Facilities, Revenue, Copeland
              Oaks Project, 4.00%, 4/1/22,
              Mandatory Put 3/31/05 @ 100, LOC:
              Sky Bank ........................     2,497
  4,850     Ohio Housing Finance Agency,
              Mortgage Revenue, 4.63%, 9/1/31,
              Callable 1/1/11 @ 100, GNMA .....     5,019
  2,925     State, EDR, Sysco Food Services --
              Cleveland, 6.60%, 12/1/03 .......     3,105
                                                 --------
                                                   19,693
                                                 --------
Oklahoma (2.6%):
    500     Grady County, Individual Authority
              Lease Revenue, Correctional
              Facilities, 5.00%, 11/1/04,
              MBIA ............................       532

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Oklahoma, continued:
 $2,000     Housing Finance Agency,
              Multi-Family Housing Revenue,
              Rental Series A-3, 5.50%,
              11/1/25, Callable 5/1/05 @ 100,
              FNMA ............................  $  2,073
  5,250     Tulsa County, Independent School
              District #1, GO, 4.00%,
              3/1/07 ..........................     5,444
                                                 --------
                                                    8,049
                                                 --------
Oregon (1.0%):
  2,735     Grants Pass Urban Renewal Agency,
              Revenue, Parkway Redevelopment
              Area, 5.00%, 8/1/08 .............     2,885
    300     Port Morrow, PCR, Portland General
              Electric Co., Series A, 4.60%,
              5/1/33, Putable 5/1/03 @ 100 ....       267
                                                 --------
                                                    3,152
                                                 --------
Pennsylvania (1.1%):
  2,350     Philadelphia Airport Revenue,
              Series A, AMT, 5.50%, 6/15/05,
              AMBAC ...........................     2,521
    750     State Higher Educational Facilities
              Authority, Revenue, Allegheny
              General Hospital, Series A,
              7.00%, 9/1/14, Callable 9/1/02 @
              101 .............................       797
                                                 --------
                                                    3,318
                                                 --------
Puerto Rico (0.5%):
    410     Childrens Trust Fund Puerto Rico,
              Tobacco Settlement Revenue Asset
              Backed Bonds, 5.00%, 7/1/07 .....       429
  1,000     Public Buildings Authority,
              Revenue, 5.00%, 7/1/07 ..........     1,077
                                                 --------
                                                    1,506
                                                 --------
South Carolina (1.0%):
  3,080     Greenville Hospital Systems,
              Hospital Facilities Revenue,
              Series A, 5.10%, 5/1/05 .........     3,264
                                                 --------
Tennessee (0.7%):
  1,115     Dyer County, Industrial Development
              Board, IDR, Association
              Project -- Kroger Co., 6.00%,
              2/1/07, Callable 2/1/04 @ 102 ...     1,110
  1,000     Energy Acquisition Corp., Gas
              Revenue, 4.30%, 9/1/03 ..........     1,029
                                                 --------
                                                    2,139
                                                 --------
Texas (7.5%):
  1,400     Brazos River Authority, PCR, TXU
              Electric Co., Series B, 4.75%,
              5/1/29, Putable 11/1/06 @ 100 ...     1,415

Continued

One Group Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       26
Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Texas, continued:
 $5,000     Brazos River Authority, PCR,
              Utilities Electric Co., Series B,
              AMT, 5.05%, 6/1/30, Mandatory Put
              6/19/06 @ 100 ...................  $  5,078
  2,500     Brazos River, Harbor Navigation
              District, Brazoria County
              Environmental Facilities, Dow
              Chemical Co., Series A-3, AMT,
              4.95%, 5/15/33, Mandatory Put
              5/15/07 @ 100 ...................     2,560
  5,000     Brazos River, Harbor Navigation
              District, Revenue, Brazoria
              County Environmental Facilities,
              Dow Chemical Co., Series A-1,
              AMT, 3.38%, 5/15/33, Mandatory
              Put 5/15/03 @ 100 ...............     5,005
  4,600     Brazos River, Harbor Navigation
              District, Revenue, Brazoria
              County Environmental Facilities,
              Dow Chemical Co., Series B-2,
              4.75%, 5/15/33, Mandatory Put
              5/15/07 @ 100 ...................     4,691
  2,000     Houston Airport Systems Revenue,
              4.00%, 7/1/07, FGIC .............     2,035
  1,000     Lewisville Combination Contract
              Revenue, 4.90%, 11/1/02 .........     1,009
  1,555     Southeast Housing Finance Corp.,
              Residual Revenue, Series A,
              0.00%, 11/1/14, Prerefunded
              5/1/05 @ 56.09, ETM .............       805
    965     State Department of Housing &
              Community Affairs, Single Family
              Housing Revenue, Series E, 5.00%,
              3/1/03 ..........................       985
                                                 --------
                                                   23,583
                                                 --------
Utah (0.5%):
    500     State Board of Regents, Student
              Loan Revenue, 6.25%, 11/1/03 ....       516
  1,000     State Board of Regents, Student
              Loan Revenue, 6.35%, 11/1/04 ....     1,031
                                                 --------
                                                    1,547
                                                 --------
Virgin Islands (0.1%):
    240     University of the Virgin Islands,
              Refunding & Improvement, Series
              A, 4.85%, 12/1/03, ACA ..........       248
                                                 --------
Virginia (2.7%):
    465     Fauquier County, IDA, Hospital
              Revenue, 5.00%, 10/1/03, Asset
              Guaranty ........................       483
  1,160     Fauquier County, IDA, Hospital
              Revenue, 5.00%, 10/1/05, Asset
              Guaranty ........................     1,237

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Virginia, continued:
 $  325     Fauquier County, IDA, Hospital
              Revenue, 2.00%, 10/1/02 .........  $    325
  4,000     Louisa, IDA, Solid Waste & Sewer
              Disposal Revenue, Electric &
              Power Co. Project, Series A,
              3.40%, 3/1/31, Mandatory Put
              3/1/04 @ 100 ....................     3,987
    680     State Housing Development
              Authority, Multi-Family Housing
              Revenue, Series B, 4.20%,
              5/1/04 ..........................       702
    445     State Housing Development
              Authority, Revenue, Rental
              Housing, Series F, AMT, 4.20%,
              5/1/05 ..........................       460
    650     State Housing Development
              Authority, Revenue, Rental
              Housing, Series F, AMT, 4.30%,
              5/1/06 ..........................       675
    650     State Housing Development
              Authority, Revenue, Rental
              Housing, Series F, AMT, 4.40%,
              5/1/07 ..........................       677
                                                 --------
                                                    8,546
                                                 --------
Washington (3.2%):
  1,570     Clark County Industrial Revenue,
              Solid Waste Disposal Project,
              4.65%, 8/1/07, Putable 8/1/02 @
              100 .............................     1,573
  2,535     Redmond, GO, 5.75%, 12/1/05,
              Callable 12/1/04 @ 100 ..........     2,795
  1,000     State Public Power, Supply System
              Revenue, Nuclear Project #2,
              4.80%, 7/1/04 ...................     1,051
  2,000     State Public Power, Supply System
              Revenue, Nuclear Project #2,
              Series A, 6.10%, 7/1/06 .........     2,222
  2,300     State Public Power, Supply System
              Revenue, Nuclear Project #2,
              3.55%, 7/1/12, Callable 8/26/02 @
              100* ............................     2,300
                                                 --------
                                                    9,941
                                                 --------
Wisconsin (0.7%):
    470     Housing & Economic Development
              Authority, Home Ownership
              Revenue, Series A, 2.50%,
              9/1/03 ..........................       472
    475     Housing & Economic Development
              Authority, Home Ownership
              Revenue, Series A, 2.90%,
              3/1/04 ..........................       479
    540     Housing and Economic Development
              Authority, Home Ownership
              Revenue, Series F, 4.10%,
              7/1/03 ..........................       551

Continued

One Group Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       27
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Wisconsin, continued:
 $  550     Housing and Economic Development
              Authority, Home Ownership
              Revenue, Series F, 4.20%,
              1/1/04 ..........................  $    565
                                                 --------
                                                    2,067
                                                 --------
Wyoming (1.6%):
  1,655     Community Development Authority,
              Housing Revenue, Series 3, AMT,
              5.15%, 6/1/20, Callable 6/1/12 @
              100 .............................     1,707
  1,540     Teton County Hospital District,
              Hospital Revenue, St. Johns
              Medical Center, 5.00%,
              12/1/05 .........................     1,579
  1,620     Teton County Hospital District,
              Hospital Revenue St. Johns
              Medical Center, 5.25%,
              12/1/06 .........................     1,671
                                                 --------
                                                    4,957
                                                 --------
  Total Municipal Bonds                           225,071
                                                 --------
Weekly Demand Notes (6.8%):
Michigan (2.0%):
  5,290     State Building Authority, Revenue,
              Series II, 9.22%, 10/15/05* .....     6,273
                                                 --------
Wyoming (4.8%):
 15,000     Lincoln County, Pollution Control
              Revenue, Pacific Corp., 2.75%,
              1/1/16* .........................    15,000
                                                 --------
  Total Weekly Demand Notes                        21,273
                                                 --------
Monthly Demand Notes (17.8%):
Arizona (7.0%):
  5,000     Coconin County, PCR, Arizona Public
              Service Co. Project, AMT, 4.00%,
              4/1/34, Mandatory Put 4/7/03 @
              100, LOC: Bank One Arizona* .....     5,000
  6,000     Pima County, IDA, Single Family
              Mortgage Revenue, 1.75%, 10/25/10
              * ...............................     6,000
 11,170     Tuscon & Pima County, IDA, Single
              Family Mortgage Revenue, Series
              1A, AMT, 1.75%, 6/25/11* ........    11,171
                                                 --------
                                                   22,171
                                                 --------
California (3.2%):
  2,544     Anaheim Housing Authority,
              Multi-Family Housing Revenue,
              AMT, 4.95%, 2/15/33, Putable
              8/20/02 @ 100* ..................     2,544
  2,000     Statewide Communities Development
              Authority, Revenue, Certificates
              of Participation, 1.80%, 11/1/15,
              Callable 11/1/03 @ 100* .........     2,000

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Monthly Demand Notes, continued:
California, continued:
 $1,850     Statewide Communities Development
              Authority, Revenue, Kaiser
              Permanente, Series C, 3.85%,
              8/1/31, Putable 8/1/06 @100* ....  $  1,872
  3,500     Statewide Communities Development
              Authority, Revenue, Kaiser
              Permanente, Series C, 3.70%,
              11/1/29, Putable 6/1/05 @
              100* ............................     3,510
                                                 --------
                                                    9,926
                                                 --------
Kentucky (0.2%):
    500     Jefferson County, Hospital Revenue,
              8.94%, 10/23/14, Callable 10/1/02
              @ 104, MBIA* ....................       530
                                                 --------
Minnesota (0.2%):
    500     Rochester Health Care Facility
              Revenue, Mayo Medical Center,
              Series E, 8.16%, 11/15/12,
              Callable 11/15/02 @ 102* ........       518
                                                 --------
New York (1.6%):
  5,000     State Dorm Authority, Revenue, Mt.
              Sinai Health, Series B, 4.00%,
              7/1/22* .........................     5,000
                                                 --------
Oklahoma (1.2%):
  3,835     Canadian County, Home Finance
              Authority, Single Family Mortgage
              Revenue, 1.75%, 11/25/05* .......     3,835
                                                 --------
Texas (4.4%):
  3,781     Denton County, Housing Finance
              Corp., Single Family Mortgage
              Revenue, 1.75%, 5/1/05* .........     3,781
  5,886     Grand Prairie, Housing Finance
              Corp., Revenue, AMT, 1.75%,
              7/25/05* ........................     5,885
  4,000     Sabine River Authority, Pollution
              Control Revenue, 4.00%, 5/1/28,
              Putable 11/1/03 @ 100* ..........     4,025
                                                 --------
                                                   13,691
                                                 --------
  Total Monthly Demand Notes                       55,671
                                                 --------
Investment Companies (2.4%):
    300     Blackrock Municipal Target Term
              Trust ...........................     3,228
  4,138     Blackrock Provident Institutional
              Funds, Tax-Free Money Market ....     4,138
                                                 --------
  Total Investment Companies                        7,366
                                                 --------
Total (Cost $305,995)(a)                         $309,381
                                                 ========

Continued

One Group Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       28
Report

------------
Percentages indicated are based on net assets of $312,617.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $3,653
                   Unrealized depreciation......................    (267)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $3,386
                                                                  ======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2002.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       29
                                                                          Report

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments
(Amounts in thousands)

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds (94.3%):
Alabama (2.0%):
 $ 1,000    21st Century Authority, Tobacco
              Settlement Revenue, 5.00%,
              12/1/07 ........................  $  1,030
   7,750    Courtland Industrial Development
              Board, Solid Waste Disposal
              Revenue, Series A, AMT, 6.50%,
              9/1/25, Callable 9/1/05 @
              102 ............................     7,940
   4,300    University of Alabama, University
              Revenue, 5.50%, 10/1/12,
              Callable 10/1/09 @ 100, FGIC ...     4,670
                                                --------
                                                  13,640
                                                --------
Alaska (2.2%):
   7,000    North Slope Boro, Capital
              Appreciation, GO, Series B,
              0.00%, 6/30/07, MBIA ...........     5,869
   1,000    North Slope Boro, Capital
              Appreciation, GO, Series B,
              0.00%, 6/30/09, MBIA ...........       750
   1,795    North Slope Boro, Capital
              Appreciation, GO, Series B,
              0.00%, 6/30/11, MBIA ...........     1,199
   2,890    State, IDA, Revenue, Series A,
              AMT, 5.70%, 4/1/11, Callable
              4/1/07 @ 102 ...................     3,104
   1,000    Student Loan Corp., Student Loan
              Revenue, Series A, AMT, 5.50%,
              7/1/04, Callable 7/1/03 @
              100 ............................     1,031
   1,480    Student Loan Corp., Student Loan
              Revenue, Series A, AMT, 5.10%,
              7/1/10, Callable 7/1/09 @ 100,
              AMBAC ..........................     1,553
   1,560    Student Loan Corp., Student Loan
              Revenue, Series A, AMT, 5.20%,
              7/1/11, Callable 7/1/09 @ 100,
              AMBAC ..........................     1,635
                                                --------
                                                  15,141
                                                --------
Arizona (3.7%):
   1,340    Gila County, IDA, Hospital
              Revenue, Cobre Valley Community
              Hospital, 5.75%, 12/1/12,
              Callable 12/1/10 @ 101, ACA ....     1,436
   1,000    Maricopa County School District
              #69, Paradise Valley, GO, Series
              A, 5.25%, 7/1/14, FGIC .........     1,091
   2,820    Maricopa County, Stadium District
              Revenue, 5.00%, 6/1/07, AMBAC ..     3,055

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Arizona, continued:
 $ 2,960    Maricopa County, Stadium District
              Revenue, 5.00%, 6/1/08,
              AMBAC ..........................  $  3,196
   3,005    Maricopa County, Stadium District
              Revenue, 5.00%, 6/1/09,
              AMBAC ..........................     3,240
   3,520    Mesa Utilities System, Revenue,
              5.25%, 7/1/13, FGIC ............     3,858
   2,040    Mesa, GO, 5.00%, 7/1/09, FGIC ....     2,211
   1,075    Phoenix, IDA, Government Office
              Lease Revenue, 5.00%, 9/15/12,
              Callable 9/15/10 @ 100,
              AMBAC ..........................     1,141
   1,900    Phoenix, IDA, Government Office
              Lease Revenue, 5.00%, 9/15/13,
              Callable 9/15/10 @ 100,
              AMBAC ..........................     2,003
   1,875    Phoenix, IDA, Government Office
              Lease Revenue, 5.10%, 9/15/14,
              Callable 9/15/10 @ 100,
              AMBAC ..........................     1,974
     745    Pima County, IDA, Education
              Revenue, Charter Schools
              Project, Series A, 6.25%,
              7/1/13, Callable 7/1/11 @ 100
               ...............................       738
   1,000    Tempe, IDA, Multi-Family Revenue,
              Series A, 6.13%, 6/1/10,
              Callable 6/1/03 @ 102, FHA .....     1,026
                                                --------
                                                  24,969
                                                --------
California (0.8%):
   1,945    ABAG Finance Authority for
              Nonprofit Corp., Multi-Family
              Housing Revenue, AMT, 6.75%,
              4/20/07, GNMA ..................     2,054
   2,000    ABAG Finance Authority for
              Nonprofit Corp., Multi-Family
              Housing Revenue, AMT, 5.70%,
              11/1/26, Callable 11/1/06 @
              100 ............................     2,051
   1,200    Infrastructure & Economic
              Development Revenue, J. David
              Gladstone Institutional Project,
              4.00%, 10/1/08 .................     1,222
                                                --------
                                                   5,327
                                                --------
Colorado (5.7%):
   1,000    Arapahoe County, School District
              #5, Cherry Creek, GO, 6.00%,
              12/15/14, Callable 12/15/09 @
              100 ............................     1,117
   1,270    Clear Creak School District, GO,
              6.25%, 12/1/12, Callable 12/1/10
              @ 100, FSA .....................     1,493

Continued

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       30
Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Colorado, continued:
 $ 1,060    Clear Creak School District, GO,
              6.25%, 12/1/14, Callable 12/1/10
              @ 100, FSA .....................  $  1,246
   1,640    Denver City & County, Airport
              Revenue, Series B, AMT, 5.75%,
              11/15/09, Callable 11/15/06 @
              102, MBIA ......................     1,778
   1,690    Douglas County, School District
              #1, Douglas & Elbert Counties,
              Series B, 5.75%, 12/15/13,
              Callable 12/15/12 @ 100, FSA ...     1,934
   1,000    El Paso County, School District
              #11, Colorado Springs, GO,
              7.10%, 12/1/16, Callable 12/1/07
              @ 125 ..........................     1,269
   5,000    El Paso County, School District
              #11, Colorado Springs, GO,
              7.13%, 12/1/19, Callable 12/1/07
              @ 125 ..........................     6,354
   1,350    Health Facilities Authority,
              Revenue, 5.00%, 2/1/17, Callable
              2/1/12 @ 100, ACA ..............     1,318
   3,855    Health Facilities Authority,
              Revenue, Steamboat Springs
              Health, 5.75%, 9/15/22, Callable
              9/15/08 @ 101 ..................     3,717
   4,000    Housing Finance Authority,
              Multi-Family Insured Mortgage
              Revenue, Series C-3, 5.65%,
              10/1/15, Callable 11/1/02 @ 100,
              FHA ............................     4,003
     600    Housing Finance Authority,
              Revenue, 5.38%, 8/1/12, Callable
              8/1/10 @ 102 ...................       642
      25    Housing Finance Authority, Single
              Family Housing Revenue,
              Sub-Series B, 5.63%, 5/1/04 ....        25
   2,620    Metro Wastewater Reclamation
              District, Series A, 5.25%,
              4/1/07 .........................     2,869
   2,910    Metro Wastewater Reclamation
              District, Series A, 5.25%,
              4/1/09 .........................     3,191
   2,400    Metropolitan Football Stadium,
              District Sales Tax Revenue,
              Series A, 0.00%, 1/1/10,
              MBIA ...........................     1,748
   1,000    Metropolitan Football Stadium,
              District Sales Tax Revenue,
              Series B, 0.00%, 1/1/11 ........       689
   2,220    Northwest Parkway Public Highway
              Authority, Revenue, Series C,
              0.00%, 6/15/13, AMBAC ..........     1,472

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Colorado, continued:
 $ 3,410    Water Reservoir & Power
              Development Authority,
              Wastewater Revenue, Series A,
              6.00%, 9/1/10, AMBAC ...........  $  3,924
                                                --------
                                                  38,789
                                                --------
Connecticut (1.1%):
   2,000    New Haven, GO, Series B, 4.50%,
              11/1/15, Callable 11/1/12 @ 101,
              FGIC ...........................     2,027
   5,000    State, GO, Series A, 5.25%,
              4/15/11 ........................     5,481
                                                --------
                                                   7,508
                                                --------
District of Columbia (1.1%):
   6,455    District of Columbia Water & Sewer
              Authority, Public Utility
              Revenue, 5.50%, 10/1/10,
              Callable 4/1/09 @ 160 ..........     7,137
     335    Housing Finance Agency,
              Multi-Family Mortgage Revenue,
              Congress Park Plaza Project,
              Series A, 6.20%, 11/20/03,
              GNMA ...........................       345
                                                --------
                                                   7,482
                                                --------
Florida (5.9%):
   5,250    Broward County, Resource Recovery
              Revenue, 5.00%, 12/1/06 ........     5,569
     815    Clay County, Housing Finance
              Authority, Single Family
              Mortgage Revenue, AMT, 6.20%,
              9/1/11, Callable 3/1/05 @ 102,
              GNMA ...........................       863
     635    Clay County, Housing Finance
              Authority, Single Family
              Mortgage Revenue, AMT, 6.25%,
              9/1/13, Callable 3/1/05 @ 102,
              GNMA ...........................       670
   1,340    Clay County, Housing Finance
              Authority, Single Family
              Mortgage Revenue, Multi-County
              Program, AMT, 5.25%, 10/1/07,
              Callable 4/1/07 @102,
              GNMA/FNMA ......................     1,443
   1,000    Dade County, Aviation Revenue,
              Series A, 6.00%, 10/1/08,
              Callable 10/1/05 @ 102,
              AMBAC ..........................     1,092
   1,500    Gulf Breeze, Miami Beach Local
              Government Revenue, Series B,
              5.13%, 12/1/20, Putable 12/1/15
              @ 100, FGIC ....................     1,575

Continued

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       31
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Florida, continued:
 $ 1,735    Gulf Breeze, Miami Beach Local
              Government Revenue, Series C,
              5.00%, 12/1/15, Callable 12/1/11
              @ 100, FGIC ....................  $  1,847
  12,840    Housing Finance Agency,
              Multi-Family Housing, Senior
              Certificate, Series A, 6.00%,
              3/30/04(b) .....................    12,867
   1,185    Indian River County, Hospital
              Revenue, 5.95%, 10/1/09,
              Callable 1/1/07 @ 102, FSA .....     1,308
   1,285    Indian River County, Hospital
              Revenue, 6.00%, 10/1/10,
              Callable 1/1/07 @ 102, FSA .....     1,410
   6,690    Jacksonville Electric Authority,
              Revenue, St. John's River Power,
              Series 4, 5.00%, 10/1/13,
              Callable 10/1/02 @100 ..........     6,693
     300    Orange County, Housing Finance
              Authority, Multi-Family Housing
              Revenue, Loma Vista Project,
              Series G, AMT, 5.40%, 9/1/19,
              Callable 3/1/09 @ 102 ..........       290
   4,000    Palm Beach County, Housing Finance
              Authority, Multi-Family Housing
              Revenue, Country Lake, 4.75%,
              6/1/31, Callable 6/1/09 @ 101,
              FNMA ...........................     4,143
                                                --------
                                                  39,770
                                                --------
Georgia (0.5%):
   1,000    Atlanta Airport Facilities,
              Revenue, Series A, 6.50%,
              1/1/07, AMBAC ..................     1,134
   1,375    Municipal Association, Inc.,
              Certificates of, Participation,
              City Court Atlanta Project,
              5.00%, 12/1/06, AMBAC ..........     1,496
   1,000    Murray County School District, GO,
              5.00%, 10/1/07 .................     1,089
                                                --------
                                                   3,719
                                                --------
Hawaii (0.7%):
   1,000    Honolulu City & County, GO, Series
              A, 5.60%, 4/1/07, FSA ..........     1,105
   3,335    State, GO, Series CM, 6.00%,
              12/1/10, FGIC ..................     3,830
                                                --------
                                                   4,935
                                                --------
Idaho (0.6%):
   1,000    Boise City Independent School
              District, 4.70%, 7/30/16,
              Callable 7/30/12 @ 100 .........     1,016

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Idaho, continued:
 $ 1,100    Southern Idaho Regional Solid
              Waste District, Certificates of
              Participation, 5.45%, 11/1/13,
              Callable 11/1/03 @ 101, LOC:
              Dexia Credit Local .............  $  1,129
   1,720    Student Loan Fund Marketing
              Association, Inc., Revenue,
              Series C, AMT, 5.60%, 4/1/07,
              Callable 10/1/03 @ 102, GSL ....     1,774
                                                --------
                                                   3,919
                                                --------
Illinois (5.2%):
   1,655    Broadview Tax Increment, Revenue,
              4.50%, 7/1/03 ..................     1,681
   1,000    Chicago Board of Education,
              Chicago School Reform, GO,
              6.00%, 12/1/08, MBIA ...........     1,136
   1,370    Chicago, Emergency Telephone
              Systems, GO, 5.25%, 1/1/13,
              FGIC ...........................     1,487
   1,000    Chicago, Emergency Telephone
              Systems, GO, 5.25%, 1/1/15,
              FGIC ...........................     1,078
   1,800    Chicago, Metro Water Reclamation,
              District-Greater Chicago,
              Capital Improvements, GO, 7.00%,
              12/1/07 ........................     2,143
   1,000    Chicago, Metro Water Reclamation,
              District-Greater Chicago,
              Capital Improvements, GO, 7.25%,
              12/1/12 ........................     1,269
   3,000    Chicago, O'Hare International
              Airport, Revenue, Series A,
              5.63%, 1/1/13, Callable 1/1/06 @
              102, AMBAC .....................     3,178
   3,045    Chicago, Park District, GO, 6.35%,
              11/15/08, Callable 11/15/05 @
              102, MBIA ......................     3,323
   5,300    Chicago, Public Building
              Commission, Revenue, Series A,
              5.25%, 12/1/11, MBIA ...........     5,791
   1,450    Chicago, Single Family Mortgage
              Revenue, 0.00%, 10/1/09,
              Callable 10/1/05 @ 78.60,
              MBIA ...........................       914
     185    Chicago, Single Family Mortgage
              Revenue, Series B, 0.00%,
              10/1/09, MBIA ..................       113

Continued

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       32
Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Illinois, continued:
 $   285    Evanston Residential Mortgage,
              Single Family Housing Revenue,
              6.38%, 1/1/09, Callable 7/1/02 @
              102, AMBAC .....................  $    290
   1,645    Health Facilities Authority,
              Revenue, Healthcare
              Facilities-Northwestern Medical,
              6.13%, 11/15/07, Prerefunded
              11/15/04 @ 102, MBIA ...........     1,829
   2,000    Health Facilities Authority,
              Revenue, Victory Health
              Services, Series A, 5.38%,
              8/15/16, Callable 8/15/07 @
              101 ............................     1,955
   2,500    Metropolitan Pier & Exposition
              Authority, Dedicated State Tax,
              0.00%, 6/15/18, Callable 6/15/17
              @ 101, MBIA ....................     1,509
   2,025    Regional Transportation Authority,
              Revenue, Series A, 6.25%,
              7/1/12, FGIC ...................     2,379
   1,025    Will County, School District #204,
              GO, 5.38%, 12/1/12, Callable
              12/1/11 @ 100, FSA .............     1,118
   1,350    Winnebago County, School District
              #122, Harlem -- Loves Park
              Refunding, GO, 6.35%, 6/1/07,
              FGIC ...........................     1,536
   4,445    Winnebago County, School District
              #122, Harlem -- Loves Park
              Refunding, GO, 0.00%, 1/1/13,
              FSA ............................     2,720
                                                --------
                                                  35,449
                                                --------
Indiana (3.4%):
   1,000    Elkhart Community Schools Building
              Corp., Revenue, 5.00%, 2/15/12,
              Callable 2/15/06 @ 100, MBIA ...     1,026
   1,670    Fifth Avenue Housing Development
              Corp., Mortgage Revenue, Section
              8 Assisted Project, Series A,
              5.05%, 8/1/11, Callable 2/1/04 @
              100 ............................     1,679
   5,570    Freemont Middle School Building
              Corp., Revenue, First Mortgage,
              Series A, 5.25%, 1/15/13,
              Callable 1/15/04 @ 101,
              AMBAC ..........................     5,693

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Indiana, continued:
 $ 5,000    Indianapolis Airport Authority,
              Special Facilities Revenue,
              Federal Express Corp. Project,
              AMT, 7.10%, 1/15/17, Callable
              7/15/04 @ 102 ..................  $  5,348
   2,680    Indianapolis, EDR,
              Knob-in-the-Woods Project,
              6.38%, 12/1/24 .................     2,787
   1,702    Indianapolis, Multi-Family
              Revenue, Series A, 5.35%,
              12/1/16, Callable 4/1/11 @ 100,
              GNMA ...........................     1,760
   1,000    Municipal Power Agency, Power
              Supply System, Revenue, Series
              B, 5.15%, 1/1/13, Callable
              1/1/03 @ 101, MBIA .............     1,012
   1,000    State Vocational Technical
              College, Building Facilities
              Fee, Revenue, Series D, 6.50%,
              7/1/07, Callable 1/1/05 @ 102,
              AMBAC ..........................     1,115
   2,280    Transportation Finance Authority,
              Highway Revenue, Series A,
              5.75%, 6/1/12, AMBAC ...........     2,585
                                                --------
                                                  23,005
                                                --------
Iowa (0.9%):
   1,000    Higher Education Loan Authority,
              Revenue, 5.75%, 10/1/13,
              Callable 10/1/12 @ 100, ACA ....     1,096
   5,000    Tobacco Settlement Authority,
              Tobacco Settlement Revenue,
              Series B, 5.50%, 6/1/11 ........     5,111
                                                --------
                                                   6,207
                                                --------
Kansas (2.7%):
   1,375    Butler County, Public Building
              Improvement Revenue, 5.25%,
              10/1/12, Callable 10/1/10 @ 100,
              MBIA ...........................     1,487
   1,600    Butler County, Public Building
              Improvement Revenue, 5.35%,
              10/1/15, Callable 10/1/10 @ 100,
              MBIA ...........................     1,710
   1,725    Johnson County, Internal
              Improvement, GO, 5.25%,
              9/1/08 .........................     1,897
   1,340    Johnson County, Internal
              Improvement, GO, 5.25%, 9/1/11,
              Callable 9/1/10 @ 100 ..........     1,458
   1,570    Johnson County, Internal
              Improvement, GO, 5.25%, 9/1/12,
              Callable 9/1/10 @ 100 ..........     1,697

Continued

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       33
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Kansas, continued:
 $ 1,175    Johnson County, School District
              #232, GO, 5.00%, 9/1/12,
              Callable 9/1/10 @ 100, FSA .....  $  1,252
   1,330    Johnson County, School District
              #232, GO, 5.50%, 9/1/13,
              Callable 9/1/10 @ 100, FSA .....     1,457
   1,495    Johnson County, School District
              #232, GO, 5.50%, 9/1/14,
              Callable 9/1/10 @ 100, FSA .....     1,627
   1,675    Johnson County, School District
              #232, GO, 5.50%, 9/1/15,
              Callable 9/1/10 @ 100, FSA .....     1,813
   1,865    Johnson County, School District
              #232, GO, 5.25%, 9/1/16,
              Callable 9/1/10 @ 100, FSA .....     1,970
   1,750    Wichita Hospital, Revenue, St.
              Francis Regional Hospital,
              Series A-3, 6.25%, 10/1/10,
              Callable 10/1/02 @ 102, MBIA ...     1,805
                                                --------
                                                  18,173
                                                --------
Kentucky (1.3%):
   1,000    Carrollton & Henderson, Public
              Energy Authority, Gas Revenue,
              Series A, 5.00%, 1/1/09, FSA ...     1,063
   1,085    Greater Kentucky Housing
              Assistance Corp., Multi-Family
              Housing Revenue, Series A,
              5.90%, 2/1/14, Callable 2/1/03 @
              100, FHA .......................     1,093
   1,250    Infrastructure Authority, Revenue,
              Series A, 4.00%, 6/1/08 ........     1,284
   1,000    Kenton County, Public Properties
              Corp., Revenue, Series A, 5.63%,
              12/1/12, Callable 12/1/06 @
              101 ............................     1,061
   1,010    Martin County, Multi-Family
              Housing Revenue, Mortgage
              Section 8, 6.25%, 7/1/23,
              Callable 7/1/02 @ 100, FHA .....     1,011
   1,200    State Property & Buildings,
              Commission Revenue, Project #66,
              Series A, 5.38%, 5/1/11,
              Callable 5/1/10 @ 100, MBIA ....     1,308

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Kentucky, continued:
 $ 1,080    State Property & Buildings,
              Commission Revenue, Project #66,
              Series A, 5.40%, 5/1/12,
              Callable 5/1/10 @ 100, MBIA ....  $  1,173
   1,000    State Property & Buildings,
              Commission Revenue, Project #66,
              Series A, 5.50%, 5/1/14,
              Callable 5/1/10 @ 100, MBIA ....     1,079
                                                --------
                                                   9,072
                                                --------
Louisiana (0.8%):
     176    Housing Finance Agency, Single
              Family Mortgage Revenue, 7.80%,
              12/1/09, Callable 6/1/04 @ 105,
              GNMA ...........................       196
      70    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              D-2, AMT, 8.00%, 6/1/27,
              Callable 12/1/06 @ 102,
              GNMA/FNMA ......................        71
       5    State, GO, Series A, 5.00%,
              4/1/09, FGIC ...................         5
   4,690    State, GO, Series 244, 8.15%,
              4/1/09, FGIC(b) ................     5,428
                                                --------
                                                   5,700
                                                --------
Maryland (0.7%):
   1,770    State Community Development
              Administration Department,
              Housing and Community
              Development, Series B, AMT,
              5.55%, 9/1/25, Callable 9/1/09 @
              100 ............................     1,873
   2,950    State Community Development
              Administration Department,
              Housing and Community
              Development, Single Family
              Housing Revenue, Fifth Series,
              5.95%, 4/1/16, Callable 4/1/06 @
              102 ............................     3,120
                                                --------
                                                   4,993
                                                --------
Michigan (4.1%):
   1,000    Detroit, Local Development Finance
              Authority, Refunded Tax
              Increment Senior, Series A,
              5.38%, 5/1/18, Callable 5/1/07 @
              101.50 .........................       994
   3,000    Rochester Community School
              District, GO, Series I, 5.50%,
              5/1/09 .........................     3,328
   3,970    Royal Oak Hospital Finance
              Authority, Hospital Revenue,
              William Beaumont Hospital,
              6.25%, 1/1/10 ..................     4,461

Continued

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       34
Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Michigan, continued:
 $ 5,445    Royal Oak Hospital Finance
              Authority, Hospital Revenue,
              William Beaumont Hospital,
              6.25%, 1/1/11 ..................  $  6,144
   3,850    Royal Oak Hospital Finance
              Authority, Hospital Revenue,
              William Beaumont Hospital,
              6.25%, 1/1/12 ..................     4,355
   2,500    State Building Authority, Revenue,
              Facilities Program, Series 1,
              5.50%, 10/15/12, Callable
              10/15/11 @ 100 .................     2,777
      25    State Building Authority, Revenue,
              Facilities Program, Series 1,
              3.88%, 10/15/21, Callable
              10/15/03 @ 100 .................        25
   2,500    State Building Authority, Revenue,
              Facilities Program, Series 1,
              4.20%, 10/15/21, Callable
              10/15/09 @ 100 .................     2,562
     986    State Housing Development
              Authority, Multi-Family Housing
              Revenue, Huntley Villas
              Apartments, Series A, AMT,
              4.80%, 8/20/12, GNMA ...........     1,011
   2,250    Western Townships Utilities
              Authority, Sewer Disposal
              System, GO, Series A, 5.25%,
              1/1/13, Callable 1/1/10 @ 100,
              MBIA ...........................     2,405
                                                --------
                                                  28,062
                                                --------
Minnesota (2.0%):
   1,110    Public Facilities Authority,
              Transportation Revenue, 5.00%,
              3/1/08 .........................     1,199
   1,720    State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series C, AMT, 4.85%, 1/1/24,
              Callable 7/1/09 @ 100 ..........     1,764
   1,735    State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series G, AMT, 6.25%, 7/1/26,
              Callable 1/1/06 @ 102 ..........     1,797
   8,250    State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series L, AMT, 6.25%, 7/1/27,
              Callable 1/1/05 @ 102 ..........     8,544
                                                --------
                                                  13,304
                                                --------
Mississippi (0.2%):
   1,190    Higher Education Assistance Corp.,
              Student Loan Revenue, Series
              B-3, AMT, 5.30%, 9/1/08, GSL ...     1,253
                                                --------

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Missouri (1.7%):
 $ 1,430    Kansas City Municipal Corp.,
              Revenue, 5.40%, 1/15/08,
              Callable 1/15/06 @ 101,
              AMBAC ..........................  $  1,531
     720    Kansas City, IDA, Multi-Family
              Housing Revenue, Mews Apartments
              Project, Series A, AMT, 5.63%,
              7/1/05 .........................       751
   3,500    St. Louis Airport Revenue, 6.00%,
              1/1/06, Callable 7/1/03 @ 101 ..     3,577
   3,105    St. Louis Land Clearance
              Redevelopment Authority,
              Multi-Family Housing Revenue,
              Westminster Place Apartments,
              Series A, 5.95%, 7/1/22,
              FNMA ...........................     3,370
   1,000    State Housing Development
              Community, Multi-Family Housing
              Revenue, Series III, 4.70%,
              12/1/11 ........................     1,037
   1,000    State Housing Development
              Community, Multi-Family Housing
              Revenue, Series III, 4.80%,
              12/1/12, Callable 12/1/11 @
              100 ............................     1,037
                                                --------
                                                  11,303
                                                --------
Montana (0.1%):
     815    State Board Housing, Single Family
              Housing Revenue, Series A-2,
              AMT, 5.10%, 12/1/30, Callable
              6/1/09 @ 100 ...................       845
                                                --------
Nebraska (1.6%):
   3,750    American Public Energy Agency, Gas
              Supply Revenue, 4.00%, 9/1/07,
              AMBAC ..........................     3,862
   6,665    Public Power, District Revenue,
              Series B, 5.25%, 1/1/14,
              Callable 8/1/02 @ 101, MBIA ....     7,020
                                                --------
                                                  10,882
                                                --------
Nevada (1.2%):
   8,200    Clark County, PCR, Nevada Power
              Co. Project, 5.30%, 10/1/11,
              Callable 1/1/03 @ 102, ACA .....     8,306
                                                --------
New Hampshire (0.2%):
   1,225    Higher Education & Health
              Facilities Authority, Revenue,
              St. Joseph Hospital, 6.25%,
              1/1/06, Callable 7/1/04 @
              102 ............................     1,350
                                                --------

Continued

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       35
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
New Jersey (1.2%):
 $ 7,000    State Transportation Trust Fund
              Authority, Revenue, Series B,
              6.00%, 12/15/14, Callable
              12/15/11 @ 100, MBIA ...........  $  8,020
                                                --------
New Mexico (0.4%):
   1,030    University of New Mexico, Revenue,
              Series B, 0.00%, 6/1/07,
              MBIA ...........................       867
   1,040    University of New Mexico, Revenue,
              Series B, 0.00%, 6/1/08,
              MBIA ...........................       830
   1,115    University of New Mexico, Revenue,
              Series B, 0.00%, 6/1/09,
              MBIA ...........................       842
                                                --------
                                                   2,539
                                                --------
New York (5.3%):
   1,160    Erie County, Tobacco Asset
              Securitization Corp., Revenue,
              Series A, 5.38%, 7/15/10 .......     1,211
   1,505    Erie County, Tobacco Asset
              Securitization Corp., Revenue,
              Series A, 5.50%, 7/15/11,
              Callable 7/15/10 @ 101 .........     1,580
   1,025    Erie County, Tobacco Asset
              Securitization Corp., Revenue,
              Series A, 5.50%, 7/15/12,
              Callable 7/15/10 @ 101 .........     1,068
   1,150    Fayetteville-Manlius Central
              School District, 4.00%, 6/15/08,
              FGIC ...........................     1,182
   1,060    Fayetteville-Manlius Central
              School District, 4.38%, 6/15/14,
              Callable 6/15/12 @ 101, FGIC ...     1,060
   2,000    Metropolitan Pier & Exposition
              Authority, Dedicated State Tax,
              0.00%, 6/15/17, MBIA ...........     1,218
   2,100    New York, GO, Series D, 5.75%,
              8/1/07 .........................     2,310
     650    New York, GO, Series D, 5.25%,
              8/1/08 .........................       697
   4,000    New York, GO, Series D, 6.50%,
              11/1/09, MBIA ..................     4,648
   1,500    New York, GO, Series E, 5.75%,
              8/1/12 .........................     1,650
   3,000    New York, GO, Series G, 5.25%,
              8/1/07 .........................     3,232
   6,500    New York, GO, Unlimited Series I,
              5.75%, 3/15/07, Callable 3/15/03
              @ 101.50, MBIA .................     7,130
   1,000    Peru New York Central School
              District, GO, 4.25%, 6/15/08,
              FGIC ...........................     1,044
   1,000    Peru New York Central School
              District, GO, 4.13%, 6/15/13,
              Callable 6/15/12 @ 100, FGIC ...       994

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
New York, continued:
 $ 1,545    Peru New York Central School
              District, GO, 4.25%, 6/15/14,
              Callable 6/15/12 @ 100, FGIC ...  $  1,531
   1,895    State Dormitory Authority,
              Revenue, Series A, 5.00%,
              7/1/13, Callable 7/1/11 @ 100,
              FSA ............................     2,025
   2,600    State, GO, Series A, 7.00%,
              8/1/07, Callable 8/1/06 @
              101.50 .........................     3,010
                                                --------
                                                  35,590
                                                --------
North Carolina (0.6%):
   1,100    Housing Finance Agency,
              Homeownership Revenue, Series
              1-B, 5.13%, 7/1/13, Callable
              7/1/08 @ 101 ...................     1,149
   2,500    Municipal Power Agency #1,
              Catawaba Electric Revenue,
              7.25%, 1/1/07, MBIA ............     2,916
                                                --------
                                                   4,065
                                                --------
Ohio (3.1%):
   3,770    Cleveland Stadium Project,
              Certificates of Participation,
              0.00%, 11/15/07, AMBAC .........     3,134
   1,035    Cleveland-Cuyahoga County, Port
              Authority Revenue, Series A,
              5.60%, 11/15/15, Callable
              5/15/12 @ 102 ..................     1,035
   1,395    Franklin County, EDR, South
              Community Urban, 5.00%,
              6/1/07 .........................     1,424
   1,465    Franklin County, EDR, South
              Community Urban, 5.25%,
              6/1/08 .........................     1,494
   1,115    Franklin County, EDR, South
              Community Urban, 5.50%,
              6/1/09 .........................     1,134
   2,000    Northeast Regional Sewer District,
              Wastewater Revenue, 5.60%,
              11/15/13, Callable 11/15/05 @
              101, AMBAC .....................     2,144
   1,200    Ohio Capital Corp., Multi-Family
              Housing Revenue, Series M,
              5.90%, 2/1/14, Callable 2/1/03 @
              100, FHA .......................     1,208
   1,210    Ohio Capital Corp., Multi-Family
              Housing Revenue, Series P,
              5.40%, 1/1/09, Callable 7/1/03 @
              100, MBIA ......................     1,226
   2,500    State Building Authority, State
              Facilities, Adult Correction,
              Revenue, Series A, 5.50%,
              10/1/08, FSA ...................     2,783
   1,000    Warrensville Heights, City School
              Improvements, GO, 7.00%,
              12/1/11, FGIC ..................     1,218

Continued

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       36
Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Ohio, continued:
 $ 1,000    Warrensville Heights, City School
              Improvements, GO, 7.00%,
              12/1/12, FGIC ..................  $  1,215
   1,075    Warrensville Heights, City School
              Improvements, GO, 7.00%,
              12/1/13, FGIC ..................     1,302
   1,150    Warrensville Heights, City School
              Improvements, GO, 7.00%,
              12/1/14, FGIC ..................     1,395
                                                --------
                                                  20,712
                                                --------
Oklahoma (0.8%):
   2,500    State, IDR, Baptist Health Center,
              Series C, 6.25%, 8/15/12,
              Callable 8/15/07 @ 100, ETM ....     2,700
   1,220    Tulsa County Independent School
              District #5, GO, 4.75%,
              7/1/06 .........................     1,308
   1,220    Tulsa County Independent School
              District #5, GO, 4.75%,
              7/1/07 .........................     1,311
                                                --------
                                                   5,319
                                                --------
Oregon (3.0%):
   3,000    Clackamas County, Hospital
              Facility Authority Revenue,
              Legacy Health System, 5.38%,
              2/15/12, Callable 8/15/09 @
              101 ............................     3,194
   1,475    Lane County, School District #040,
              Creswell, GO, 6.00%, 6/15/13,
              Callable 6/15/10 @ 100 .........     1,670
   1,785    Lane County, School District #040,
              Creswell, GO, 6.00%, 6/15/15,
              Callable 6/15/10 @ 100 .........     2,004
   1,025    Lane County, School District #040,
              Creswell, GO, 6.00%, 6/15/16,
              Callable 6/15/10 @ 100 .........     1,148
   1,120    Lane County, School District #040,
              Creswell, GO, 6.00%, 6/15/17,
              Callable 6/15/10 @ 100 .........     1,248
   1,000    Lane County, School District #52,
              Bethel, GO, 6.00%, 6/1/06,
              FSA ............................     1,118
   1,000    Polk, Marion, & Benton Counties,
              School District #13J, GO, 5.75%,
              6/15/12, Callable 6/15/10 @ 100,
              FSA ............................     1,109
   1,405    Polk, Marion, & Benton Counties,
              School District #13J, GO, 5.75%,
              6/15/15, Callable 6/15/10 @ 100,
              FSA ............................     1,535
   1,305    State Economic & Community
              Development Revenue, Series B,
              5.30%, 1/1/16, Callable 1/1/09 @
              102, MBIA ......................     1,385

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Oregon, continued:
 $ 1,965    Wasco County, School District
              #012, GO, 6.00%, 6/15/14,
              Callable 6/15/10 @ 100, FSA ....  $  2,266
   2,095    Washington County, GO, 5.50%,
              6/1/13, Callable 6/1/11 @
              100 ............................     2,311
   1,050    Washington County, Sewer Agency
              Revenue, Series 1, 5.75%,
              10/1/11, FGIC ..................     1,195
                                                --------
                                                  20,183
                                                --------
Pennsylvania (2.0%):
   3,200    Dauphin County, IDA, Metropolitan
              Edison Co., Revenue, Series M,
              6.00%, 1/1/08, MBIA ............     3,211
   1,550    Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              67A, AMT, 5.50%, 10/1/11,
              Callable 9/1/09 @ 100 ..........     1,637
   1,250    Indiana County, IDA, PCR, New York
              State Electric & Gas Corp.,
              Series A, 6.00%, 6/1/06,
              MBIA ...........................     1,395
   1,500    Northeastern Hospital & Education
              Authority, Health Care Revenue,
              Wyoming Valley Health Care,
              Series A, 6.40%, 1/1/06,
              Callable 1/1/05 @ 102, AMBAC ...     1,649
   1,250    Philadelphia Water & Waste,
              Revenue, 5.65%, 6/15/12,
              Callable 6/15/03 @ 102 .........     1,292
   4,000    State Finance Authority, Revenue,
              Capital Improvements Program,
              6.60%, 11/1/09, Callable 11/1/03
              @ 102, LOC: Societe Generale ...     4,295
                                                --------
                                                  13,479
                                                --------
Puerto Rico (0.9%):
   4,800    Commonwealth Public Improvement,
              GO, 7.00%, 7/1/10, AMBAC .......     5,854
                                                --------
South Carolina (1.0%):
   2,810    Charleston County, Public
              Improvements, GO, 6.13%, 9/1/12,
              Callable 9/1/09 @ 101 ..........     3,195

Continued

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       37
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
South Carolina, continued:
 $ 1,065    Jobs Economic Development
              Authority, Hospital Facilities
              Revenue, Georgetown Memorial
              Hospital, 5.25%, 2/1/11 ........  $  1,132
   1,215    Jobs Economic Development
              Authority, Hospital Facilities
              Revenue, Georgetown Memorial
              Hospital, 5.50%, 11/1/12,
              Callable 11/1/09 @ 101,
              AMBAC ..........................     1,316
   1,545    Spartanburg Sanitation Sewer
              District, Sewer Systems Revenue,
              Series B, 0.00%, 3/1/14,
              Callable 3/1/09 @ 79.30,
              MBIA ...........................       865
                                                --------
                                                   6,508
                                                --------
South Dakota (0.2%):
   1,000    Housing Development Authority,
              Revenue, Homeownership Mortgage,
              Series D, 4.70%, 5/1/10 ........     1,036
                                                --------
Tennessee (1.6%):
   2,985    Housing Development Agency,
              Homeownership Program, Revenue,
              Issue 3A, AMT, 0.00%, 7/1/06 ...     2,578
   1,805    Memphis-Shelby County, Airport
              Authority, Special Facilities
              Revenue, 5.05%, 9/1/12 .........     1,828
   1,345    Municipal Energy Acquisition
              Corp., Gas Revenue, 4.13%,
              3/1/09, FSA ....................     1,361
   2,860    State School Board Authority,
              Higher Educational Facilities,
              GO, Series A, 5.00%, 5/1/08,
              FSA ............................     3,090
   1,950    Tennergy Corp., Gas Revenue,
              5.00%, 6/1/09, MBIA ............     2,077
                                                --------
                                                  10,934
                                                --------
Texas (8.6%):
   1,085    Austin Housing Finance Corp.,
              Single Family Mortgage Revenue,
              0.00%, 12/1/11, Callable 12/1/05
              @ 71.20, MBIA ..................       645
   1,435    Carroll Independent School
              District, GO, Series A, 0.00%,
              2/15/14, PSFG ..................       792
   1,155    Cedar Hill Independent School
              District, GO, 0.00%, 8/15/12,
              Callable 8/15/09 @ 83.50 .......       697
     495    Central Texas Housing Finance
              Corp., Single Family Mortgage
              Revenue, Mortgage Program, AMT,
              8.20%, 4/1/22, GNMA ............       540

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Texas, continued:
 $ 5,000    Coastal Bend Health Facilities
              Development, Incarnate Word
              Health Services, Revenue, 5.93%,
              11/15/13, Callable 11/15/02 @
              102, AMBAC .....................  $  5,739
   5,205    Coppell Independent School
              District, Capital Appreciation,
              GO, 0.00%, 8/15/16, Callable
              8/15/09 @ 67.02, PSFG ..........     2,426
   1,000    Danbury Higher Education
              Authority, Revenue, George
              Gervin Youth Center, Series A,
              5.25%, 2/15/10, ACA ............     1,054
   2,835    Ennis Independent School District,
              GO, 0.00%, 8/15/19, Callable
              8/15/10 @ 56.86, PSFG ..........     1,086
   2,965    Grand Prairie Health Facilities,
              Refunding, Dallas/Fort Worth
              Medical Center Project, Revenue,
              6.50%, 11/1/04, AMBAC ..........     2,983
   5,000    Harris County, Hospital District
              Revenue, 6.00%, 2/15/13,
              Callable 8/15/10 @ 100, MBIA ...     5,543
   4,115    Harris County, Houston Sports
              Authority, Revenue, Series B,
              0.00%, 11/15/12, Callable
              11/15/08 @ 81.21, MBIA .........     2,472
   3,700    Harris County, Toll Road Revenue,
              Sub-Lien A, GO, 0.00%, 8/15/05,
              MBIA ...........................     3,391
   2,000    Hays Independent School District,
              GO, Capital Appreciation, 0.00%,
              8/15/12, Callable 8/15/11 @
              94.86 ..........................     1,249
   1,455    Health Facilities Development
              Corp., Hospital Revenue, All
              Saints Episcopal Hospital,
              Series A, 6.25%, 8/15/12,
              Callable 8/15/03 @ 102, MBIA ...     1,559
  10,000    Houston Independent School
              District, Capital Appreciation,
              GO, Series A, 0.00%, 2/15/13,
              Callable 2/15/09 @ 81.76,
              PSFG ...........................     5,977
   3,885    Houston Independent School
              District, Public Facilities
              Corp., Lease Revenue, 0.00%,
              9/15/12, AMBAC .................     2,441
   6,720    Leander Independent School
              District, GO, 0.00%, 8/15/13,
              Callable 8/15/09 @ 79.25 .......     3,808

Continued

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       38
Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Texas, continued:
 $ 3,030    South Texas Community College
              District, GO, 5.25%, 8/15/12 ...  $  3,297
     700    Southlake, GO, 0.00%, 2/15/11,
              Callable 2/15/09 @ 88.85,
              AMBAC ..........................       464
   1,000    Southlake, GO, 0.00%, 2/15/13,
              Callable 2/15/09 @ 78.18,
              AMBAC ..........................       574
   2,540    Tech University Revenue, Series 6,
              5.25%, 2/15/16, Callable 2/15/09
              @ 100, AMBAC ...................     2,636
   4,795    Water Development Board, Revenue,
              5.31%, 7/15/12, Callable 7/15/10
              @ 100 ..........................     5,297
   3,245    Wood Glen Housing Finance Corp.,
              Revenue, 7.13%, 9/1/21, Callable
              9/1/02 @ 100, FHA ..............     3,268
                                                --------
                                                  57,938
                                                --------
Utah (0.8%):
   1,700    Salt Lake City, Municipal Building
              Authority, Lease Revenue, Series
              B, 5.50%, 10/15/14, Callable
              10/15/09 @ 101 .................     1,830
   1,425    Salt Lake County, Municipal
              Building Authority, Lease
              Revenue, Series A, 5.00%,
              10/1/07 ........................     1,541
     395    State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Issue D-2, AMT, 6.35%, 7/1/12,
              Callable 1/1/05 @ 102,
              AMBAC/FHA/ VA ..................       404
   1,715    State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Issue E-1, AMT, 5.38%, 7/1/18,
              Callable 7/1/08 @ 101.50,
              FHA/VA .........................     1,745
                                                --------
                                                   5,520
                                                --------
Virginia (0.7%):
   1,000    State Housing Development
              Authority, Revenue, Commonwealth
              Mortgage, Series C, 5.95%,
              1/1/13, Callable 7/1/06 @
              102 ............................     1,067
   2,300    State Housing Development
              Authority, Revenue, Commonwealth
              Mortgage, Series B, 5.40%,
              1/1/14, Callable 7/1/10 @
              100 ............................     2,431

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Virginia, continued:
 $ 1,000    State Housing Development
              Authority, Revenue, Commonwealth
              Mortgage, Series B, 5.40%,
              7/1/14, Callable 7/1/10 @
              100 ............................  $  1,056
                                                --------
                                                   4,554
                                                --------
Washington (11.7%):
   1,830    Chelan County,Public Utilities
              District #001, Revenue, Series
              88A, 5.90%, 7/1/13, Callable
              7/1/03 @ 102 ...................     1,933
   2,845    Cowlitz County, Public Utility
              District #001, Revenue, 5.00%,
              9/1/10, AMBAC ..................     3,032
   2,255    Cowlitz County, Public Utility
              District #001, Revenue, 5.00%,
              9/1/11, AMBAC ..................     2,397
   1,000    King County, GO, 5.50%, 12/1/15,
              Callable 12/1/10 @ 100 .........     1,074
     821    Kitsap County, Consolidated
              Housing Authority Revenue, Low
              Income Housing, 7.00%, 8/20/08,
              GNMA ...........................       912
   3,000    Kitsap County, School District
              #400, GO, 5.00%, 12/1/16,
              Callable 6/1/11 @ 100 ..........     3,088
   1,300    Port Grays Harbor, Revenue, AMT,
              6.38%, 12/1/14, Callable 12/1/09
              @ 100 ..........................     1,393
  10,000    Seattle Light & Power, Revenue,
              5.50%, 3/1/13, Callable 3/1/11 @
              100, FSA .......................    10,880
   2,385    Snohomish County, School District
              #001, Revenue, 6.00%, 1/1/13,
              Callable 1/1/03 @ 102, FGIC ....     2,476
   5,140    Snohomish County, School District
              #006, Mukilteo, Refunding, GO,
              5.70%, 12/1/12, FGIC ...........     5,834
   3,525    Spokane & Whittman Counties,
              Cheney School District #360-316,
              GO, 5.60%, 12/1/14, Callable
              12/1/10 @ 100 ..................     3,844
   1,000    State Public Power Supply System,
              Nuclear Project #1, Revenue,
              Series A, 5.70%, 7/1/06 ........     1,096
   2,000    State Public Power Supply System,
              Nuclear Project #1, Revenue,
              Series A, 6.00%, 7/1/06,
              MBIA ...........................     2,231
   1,300    State Public Power Supply System,
              Nuclear Project #1, Revenue,
              Series B, 5.60%, 7/1/07 ........     1,427

Continued

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       39
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Washington, continued:
 $11,845    State Public Power Supply System,
              Nuclear Project #1, Revenue,
              Series A, 6.00%, 7/1/08,
              AMBAC ..........................  $ 13,376
   3,650    State Public Power Supply System,
              Nuclear Project #1, Revenue,
              Series B, 5.13%, 7/1/16,
              Callable 7/1/07 @ 102 ..........     3,741
   2,000    State Public Power Supply System,
              Nuclear Project #2, Revenue,
              Series A, 6.00%, 7/1/08, FSA ...     2,280
   3,800    State Public Power Supply System,
              Nuclear Project #2, Revenue,
              5.75%, 7/1/09 ..................     4,209
   3,000    State Public Power Supply System,
              Nuclear Project #3, Revenue,
              Series B, 5.65%, 7/1/08,
              MBIA ...........................     3,333
   5,000    State Public Power Supply System,
              Nuclear Project #3, Revenue,
              Series B, 0.00%, 7/1/09 ........     3,760
   4,000    State, GO, Series C, 5.50%,
              7/1/09 .........................     4,434
   1,900    Thurston County, School District
              #33, GO, 5.00%, 12/1/08 ........     2,060
                                                --------
                                                  78,810
                                                --------
West Virginia (1.9%):
   2,495    Harrison County, Community SO,
              Revenue, Series A, 6.25%,
              5/15/10, ETM ...................     2,791
   1,905    School Building Authority,
              Revenue, 4.10%, 7/1/12 .........     1,900
   1,300    School Building Authority,
              Revenue, 4.38%, 7/1/14, Callable
              7/1/12 @ 100 ...................     1,295
   1,000    School Building Authority,
              Revenue, 4.50%, 7/1/15, Callable
              7/1/12 @ 100 ...................       999
   1,235    State Higher Education, Marshall
              University, Series A, Revenue,
              5.25%, 5/1/13, Callable 5/1/11 @
              100, FGIC ......................     1,327
   1,000    State Higher Education, Marshall
              University, Series A, Revenue,
              5.25%, 5/1/14, Callable 5/1/11 @
              100, FGIC ......................     1,067
   1,020    State Higher Education, Marshall
              University, Series A, Revenue,
              5.25%, 5/1/15, Callable 5/1/11 @
              100, FGIC ......................     1,080

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
West Virginia, continued:
 $ 3,050    State, GO, Capital Appreciation,
              Series A, 0.00%, 11/1/08,
              FGIC ...........................  $  2,401
                                                --------
                                                  12,860
                                                --------
Wyoming (0.1%):
     875    Community Development Authority,
              Single Family Mortgage Revenue,
              Series A, 7.25%, 6/1/07,
              Callable 6/1/03 @ 100, FHA .....       882
                                                --------
  Total Municipal Bonds                          637,906
                                                --------
Weekly Demand Notes (4.7%):
Georgia (0.5%):
   2,500    State, GO, 9.50%, 2/9/10, Callable
              11/1/09 @ 102* (b) .............     3,132
                                                --------
New Jersey (3.1%):
   4,755    Newark, GO, ROL-II-R-156, 8.66%,
              12/15/12, MBIA* (b) ............     5,808
   6,415    State Transportation Corp.,
              Certificate of Participation,
              Series 148, 8.90%, 3/15/09*
              (b) ............................     7,964
   5,770    State Transportation Trust Fund,
              Revenue, Series K-21, 9.40%,
              6/15/10* (b) ...................     7,308
                                                --------
                                                  21,080
                                                --------
New York (0.8%):
   5,000    New York City, GO, 8.41%,
              9/15/09* .......................     5,476
                                                --------
Puerto Rico (0.3%):
   1,750    Childrens Trust Fund, Tobacco
              Settlement Revenue, Series 149,
              9.41%, 7/1/08* (b) .............     2,015
                                                --------
  Total Weekly Demand Notes                       31,703
                                                --------
Monthly Demand Notes (1.2%):
Arizona (0.4%):
   2,500    Pima County, IDA, Single Family
              Mortgage Revenue, 1.75%,
              10/25/10* ......................     2,500
                                                --------
Maryland (0.8%):
   5,654    Prince Georges County Housing
              Authority, Single Family
              Mortgage Revenue, 1.75%,
              6/1/33* ........................     5,654
                                                --------
  Total Monthly Demand Notes                       8,154
                                                --------

Continued

One Group Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       40
Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Investment Companies (0.7%):
     339    Nuveen Premium Income Municipal
              Fund ...........................  $  4,918
                                                --------
  Total Investment Companies                       4,918
                                                --------
Total (Cost $647,601)(a)                        $682,681
                                                ========

------------
Percentages indicated are based on net assets of $676,740.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $35,119
                   Unrealized depreciation......................      (39)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $35,080
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2002.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       41
                                                                          Report

One Group Tax-Free Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments
(Amounts in thousands)

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds (98.3%):
Alabama (1.4%):
 $ 8,000    State Public School & College
              Authority, Revenue, Series C,
              5.75%, 7/1/17 ..................  $  8,681
                                                --------
Alaska (2.1%):
   1,000    Anchorage Schools, GO, Series B,
              5.88%, 12/1/13, Callable 12/1/10
              @ 100, FGIC ....................     1,149
   2,000    Anchorage Schools, GO, Series B,
              5.88%, 12/1/14, Callable 12/1/10
              @ 100, FGIC ....................     2,221
   3,485    Energy Authority Power, Revenue,
              Bradley Lake-Fourth Series,
              6.00%, 7/1/17, FSA .............     4,004
   3,915    Energy Authority Power, Revenue,
              Bradley Lake-Fourth Series,
              6.00%, 7/1/19, FSA .............     4,450
   1,000    Student Loan Revenue, State
              Assisted, Series A, AMT, 6.13%,
              7/1/05, Callable 7/1/02 @ 100,
              AMBAC ..........................     1,000
                                                --------
                                                  12,824
                                                --------
Arizona (2.0%):
   2,500    Maricopa County, School District
              #028, GO, Series B, 6.00%,
              7/1/14, Callable 7/1/04 @ 100,
              FGIC ...........................     2,697
   3,610    Pima County, IDA, Charter Schools,
              Revenue, Series A, 6.75%,
              7/1/21, Callable 7/1/11 @ 100
              (b) ............................     3,616
   1,090    Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical
              Center, Series A, 5.25%,
              12/1/10, ACA ...................     1,141
   1,170    Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical
              Center, Series A, 5.30%,
              12/1/11, ACA ...................     1,219
   3,000    State Transportation Board,
              Revenue, Grant Anticipation
              Notes, 5.25%, 1/1/07, MBIA .....     3,269
                                                --------
                                                  11,942
                                                --------
California (4.6%):
   3,250    Anaheim Public Finance Authority,
              Revenue, Public Improvements
              Project, Series C, 6.00%,
              9/1/16, FSA ....................     3,803
   4,900    Orange County Recovery,
              Certificates of Participation,
              Series A, 5.70%, 7/1/10,
              Callable 7/1/06 @ 102, MBIA ....     5,473

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
California, continued:
 $ 5,315    Orange County Recovery,
              Certificates of Participation,
              Series A, 5.80%, 7/1/16,
              Callable 7/1/06 @ 102, AMBAC ...  $  5,979
   1,000    Sacramento Cogeneration Authority,
              Revenue, 6.00%, 7/1/03 .........     1,036
   1,500    Sacramento Cogeneration Authority,
              Revenue, 7.00%, 7/1/05 .........     1,655
   2,500    Sacramento Cogeneration Authority,
              Revenue, 6.20%, 7/1/06, Callable
              7/1/05 @ 102 ...................     2,723
   6,650    San Bernardino City University
              School District, GO, Series A,
              5.75%, 8/1/19, FGIC ............     7,145
                                                --------
                                                  27,814
                                                --------
Colorado (3.8%):
   3,000    Denver City & County, Airport
              Revenue, Series B, AMT, 7.25%,
              11/15/05, Callable 11/15/02 @
              102 ............................     3,099
   2,000    Denver City & County, Airport
              Revenue, Series C, AMT, 6.50%,
              11/15/06, Callable 11/15/02 @
              102 ............................     2,060
   6,925    Denver City & County, Airport
              Revenue, Series D, AMT, 7.75%,
              11/15/13, Callable 11/15/07 @
              100 ............................     8,403
   5,280    Denver City & County, Certificates
              of Participation, Series B,
              5.75%, 12/1/16, Callable 12/1/10
              @101, AMBAC ....................     5,843
  10,000    E-470 Public Highway Authority,
              Revenue, Capital Appreciation,
              Series B, 0.00%, 9/1/22 ........     3,307
                                                --------
                                                  22,712
                                                --------
Connecticut (1.5%):
   3,400    Housing Finance Authority,
              Revenue, Mortgage Sub-Series
              D-1, 5.90%, 5/15/16, Callable
              5/15/06 @ 102 ..................     3,585
   5,000    State, GO, Series A, 5.63%,
              5/15/13, Callable 5/15/06 @
              101 ............................     5,572
                                                --------
                                                   9,157
                                                --------
District of Columbia (1.5%):
   3,965    Refunding, GO, Series B, 6.00%,
              6/1/19 .........................     4,509

Continued

One Group Tax-Free Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       42
Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
District of Columbia, continued:
 $ 4,705    Tobacco Settlement, Revenue, Asset
              Backed Bond, 6.25%, 5/15/24,
              Callable 5/15/11 @ 101 .........  $  4,675
                                                --------
                                                   9,184
                                                --------
Florida (1.5%):
   5,000    Highlands County Health Facilities
              Authority, Hospital Revenue,
              Series A, 6.00%, 11/15/31 ......     5,100
   4,000    Santa Rosa Bay Bridge Authority,
              Revenue, 0.00%, 7/1/19, ACA ....     1,634
   2,255    Santa Rosa Bay Bridge Authority,
              Revenue, 0.00%, 7/1/20, ACA ....       865
   4,265    Santa Rosa Bay Bridge Authority,
              Revenue, 0.00%, 7/1/22, ACA ....     1,439
                                                --------
                                                   9,038
                                                --------
Georgia (4.8%):
   5,000    Atlanta Airport Revenue, Series A,
              5.50%, 1/1/26, Callable 1/1/12 @
              100, FGIC ......................     5,147
   1,500    Fairburn, Combined Utilities
              Revenue, 5.75%, 10/1/20,
              Callable 10/1/10 @101 ..........     1,526
   4,000    Forsyth County School District,
              GO, State Aid Withholding,
              5.75%, 2/1/17 ..................     4,388
   3,700    Forsyth County School District,
              GO, State Aid Withholding,
              5.75%, 2/1/19 ..................     4,016
     650    State Housing & Finance Authority,
              Revenue, Series B, 6.10%,
              12/1/12, Callable 6/1/05 @ 102,
              FHA ............................       690
   4,500    State Municipal, Electrical
              Authority, Power Revenue, 5.25%,
              1/1/25 .........................     4,654
   2,490    State Municipal, Electrical
              Authority, Power Revenue, Series
              C, 5.25%, 1/1/25, Callable
              1/1/20 @ 100, MBIA .............     2,575
   5,000    State, GO, 6.75%, 9/1/11 .........     6,046
                                                --------
                                                  29,042
                                                --------
Hawaii (1.3%):
   6,320    Honolulu City & County, GO, Series
              B, 8.00%, 10/1/10 ..............     8,065
                                                --------
Idaho (0.4%):
   2,320    University Revenues, Student Fee,
              Recreation Center Project,
              6.00%, 4/1/14, FSA .............     2,580
                                                --------

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Illinois (8.0%):
 $ 5,000    Chicago O'Hare International
              Airport, Revenue, Series A,
              5.63%, 1/1/14, Callable 1/1/06 @
              102, AMBAC .....................  $  5,282
   1,750    Chicago Public Building
              Commission, Revenue, Series A,
              7.00%, 1/1/20, Callable 12/1/05
              @ 102, MBIA ....................     2,184
   5,000    Chicago, O'Hare International
              Airport, Revenue, Series A,
              5.63%, 1/1/13, Callable 1/1/06 @
              102, AMBAC .....................     5,297
   3,995    Health Facilities Authority,
              Revenue, 5.50%, 8/1/20 .........     4,185
   1,000    Health Facilities Authority,
              Revenue, Northwestern Memorial
              Hospital, Series A, 5.60%,
              8/15/06, Callable 8/15/04 @
              102 ............................     1,067
   1,000    Health Facilities Authority,
              Revenue, Refunding, 6.00%,
              8/15/05, FGIC ..................     1,097
   2,500    Housing Development Authority,
              Revenue, Series 3, 6.10%,
              9/1/13, Callable 9/1/03 @
              102 ............................     2,582
   7,000    Metropolitan Pier & Exposition
              Authority, Dedicated State Tax
              Revenue, 5.50%, 12/15/24 .......     7,216
   4,000    Northlake, GO, 5.60%, 12/1/14,
              Callable 12/1/05 @ 102, MBIA ...     4,221
   6,000    Regional Transportation Authority,
              Revenue, 6.50%, 7/1/30, MBIA ...     7,249
   4,725    Sales Tax Revenue, Series P,
              6.50%, 6/15/22 .................     5,669
   1,000    St. Clair County, GO, 8.00%,
              12/1/02, MBIA ..................     1,027
   1,095    St. Clair County, GO, 8.00%,
              12/1/03, MBIA ..................     1,189
                                                --------
                                                  48,265
                                                --------
Indiana (8.8%):
     150    Ball State University, Revenue,
              Series H, 6.15%, 7/1/05,
              FGIC ...........................       165
   1,550    Beech Grove School Building Corp.,
              Revenue, 6.25%, 7/5/16, Callable
              1/5/11 @ 100, MBIA .............     1,813
     100    Eagle Union Elementary School
              Building Corp., Revenue, 9.25%,
              1/1/03, Callable 7/1/01 @
              101 ............................       104

Continued

One Group Tax-Free Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       43
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Indiana, continued:
 $ 2,000    East Allen Elementary School
              District Corp., Revenue, 5.88%,
              7/1/12, Callable 7/1/06 @ 102,
              FSA ............................  $  2,233
   1,000    Evansville Vanderburgh Corp.,
              Revenue, 5.80%, 8/1/16, Callable
              8/1/06 @ 102, MBIA .............     1,065
     500    Franklin Community School Building
              Corp., Revenue, 5.85%, 7/15/11,
              Callable 7/15/06 @ 102, FSA ....       541
   2,000    Franklin Community School Building
              Corp., Revenue, 6.00%, 1/15/13,
              Callable 7/15/06 @ 102, FSA ....     2,161
     500    Greencastle NE Elementary School
              Building Corp., Revenue, 6.63%,
              1/15/14, Callable 1/15/03 @
              101 ............................       517
   1,000    Hamilton County Public Building
              Corp., Revenue, Series A, 6.25%,
              1/20/12, Callable 7/20/02 @
              102 ............................     1,023
     500    Hammond Multi-School Building
              Corp., Revenue, Series A, 6.15%,
              7/10/10, Callable 1/10/03 @
              102 ............................       515
   1,000    Health Facilities Finance
              Authority, Hospital Revenue,
              Clarian Health Partners, Inc.,
              Series A, 5.50%, 2/15/16,
              Callable 2/15/07 @ 102 .........     1,029
   1,000    Health Facilities Finance
              Authority, Revenue, Series A,
              6.00%, 9/1/05 ..................     1,103
     200    Indiana State University, Revenue,
              Series G, 6.60%, 7/1/04,
              Callable 7/1/01 @ 102 ..........       218
   1,000    Indiana State Vocational
              Technology College, Revenue,
              Series D, 5.90%, 7/1/06,
              Callable 1/1/05 @ 102, AMBAC ...     1,090
   5,000    Indiana University, Revenue,
              Series K, 5.88%, 8/1/20,
              Callable 11/1/02 @ 102, MBIA ...     5,296
     140    Indianapolis Gas Utilities,
              Revenue, 7.00%, 6/1/08, Callable
              8/20/01 @ 100 ..................       157
     200    Lafayette Redevelopment Authority,
              EDR, 6.70%, 2/1/10, Prerefunded
              8/1/04 @ 102, MBIA .............       223
     255    Lafayette Redevelopment Authority,
              EDR, 6.80%, 8/1/10, Prerefunded
              8/1/04 @ 102, MBIA .............       285

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Indiana, continued:
 $   525    Merrillville Multi-School Building
              Corp., Revenue, 6.45%, 7/1/04,
              Callable 1/1/04 @ 100 ..........  $    570
   1,500    Metro School District Building
              Corp., Revenue, 6.90%, 1/1/18,
              Callable 1/1/05 @ 102 ..........     1,689
   3,000    Municipal Power Agency Supply
              System, Revenue, Series B,
              5.50%, 1/1/16, Callable 1/1/14 @
              100, MBIA ......................     3,296
     250    North Warrick County School
              Building Corp., GO, 10.00%,
              1/1/04, Callable 7/1/03 @
              101 ............................       279
     900    South Bend Community School
              Building Corp., Revenue, 5.70%,
              8/1/17, Callable 8/1/07 @ 101,
              FSA ............................     1,017
   1,500    South Bend Community School
              Building Corp., Revenue, 5.70%,
              8/1/19, Callable 8/1/07 @ 101,
              FSA ............................     1,696
     710    South Newton School Building
              Corp., Revenue, 5.80%, 7/15/12,
              Callable 1/15/05 @ 102, MBIA ...       750
     750    State Educational Facilities
              Authority, Revenue, 6.00%,
              6/1/15, Callable 6/1/06 @ 102,
              MBIA ...........................       806
     850    State Housing Finance Authority,
              Multi-Unit Mortgage, Revenue,
              6.60%, 1/1/12, Callable 1/1/03 @
              102 ............................       880
   1,150    State Office Building Commission,
              Revenue, Series A, 5.50%,
              7/1/12, Callable 7/1/05 @ 102,
              AMBAC ..........................     1,212
     500    State Recreational Development
              Commission, Revenue, Series B,
              6.00%, 7/1/09 ..................       539
   2,100    Terre Haute North/South, Revenue,
              5.80%, 7/1/13, Callable 7/1/03 @
              102 ............................     2,156
     500    Transportation Finance Authority,
              Airport Facility Revenue, Series
              A, 6.00%, 11/1/14, Callable
              11/1/05 @ 102 ..................       529
   3,115    Transportation Finance Authority,
              Highway Revenue, Series A,
              7.25%, 6/1/15 ..................     3,905
     885    Transportation Finance Authority,
              Highway Revenue, Series A,
              7.25%, 6/1/15, Prerefunded,
              ETM ............................     1,086

Continued

One Group Tax-Free Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       44
Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Indiana, continued:
 $   755    Transportation Finance Authority,
              Revenue, Series A, 6.25%,
              11/1/16, Callable 1/1/02 @
              102 ............................  $    774
   8,750    Transportation Finance Authority,
              Revenue, Series A, 6.80%,
              12/1/16, Callable 12/1/10 @
              100 ............................    10,694
   1,180    Vincennes Community School
              Building Corp., Revenue, 6.00%,
              7/1/09, Callable 7/1/06 @ 102,
              FSA ............................     1,296
   1,000    Whitko Middle School Building
              Corp., Revenue, 5.88%, 7/15/12,
              Callable 1/15/07 @ 102, FSA ....     1,083
                                                --------
                                                  53,795
                                                --------
Kansas (0.5%):
   3,000    Wyandotte County, 6.00%, 6/1/25,
              Callable 3/1/12 @ 101 ..........     3,063
                                                --------
Kentucky (1.1%):
   2,000    Louisville & Jefferson County,
              Medical Center, 5.50%, 5/1/22,
              Callable 5/1/12 @ 101 ..........     1,989
   4,090    Louisville & Jefferson County,
              Metropolitan Sewer & Drain
              Systems, Revenue, 5.63%,
              5/15/17, Callable 11/15/09 @
              101, FGIC ......................     4,399
                                                --------
                                                   6,388
                                                --------
Louisiana (2.7%):
   7,970    Baton Rouge Sales & Use Tax,
              Revenue, Refunding, Public
              Improvement, Series A, 5.25%,
              8/1/12, Callable 8/1/08 @
              101.50, FGIC ...................     8,541
   3,915    Shreveport, GO, Series A, 5.25%,
              5/1/15, FGIC ...................     4,111
   3,690    Shreveport, GO, Series A, 5.25%,
              5/1/16, FGIC ...................     3,850
                                                --------
                                                  16,502
                                                --------
Maryland (0.8%):
   2,250    Prince Georges County, Public
              Improvement, GO, 5.00%, 5/15/07,
              FSA ............................     2,451
   2,250    State Community Development,
              Revenue, 6.20%, 4/1/14, Callable
              4/1/05 @ 102 ...................     2,379
                                                --------
                                                   4,830
                                                --------

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Massachusetts (3.0%):
 $ 4,185    Bay Transportation Authority, GO,
              General Transportation Systems,
              Series A, 5.50%, 3/1/16 ........  $  4,467
   3,945    Boston, Series A, GO, 5.75%,
              2/1/16, Callable 2/1/10 @
              100 ............................     4,329
   3,135    Housing Finance Agency, Revenue,
              6.00%, 12/1/15, Callable 12/1/05
              @ 102, AMBAC ...................     3,294
   3,500    State Health and Educational,
              Facilities Authority, Revenue,
              6.25%, 7/1/22, Callable 7/1/12 @
              101 ............................     3,519
   2,265    State Industrial Finance Agency,
              Revenue, 6.00%, 1/1/15, Callable
              1/1/06 @ 102, MBIA .............     2,432
                                                --------
                                                  18,041
                                                --------
Michigan (3.9%):
   1,500    Caledonia Community Schools, GO,
              5.85%, 5/1/22, Prerefunded
              5/1/07 @ 100, MBIA .............     1,686
   3,000    Delta County, Economic Development
              Corp., 6.25%, 4/15/27, Callable
              4/15/12 @ 100 ..................     3,045
   7,500    Municipal Bond Authority, Clean
              Water Revenue, 5.50%,
              10/1/19 ........................     7,914
   5,000    Oakland County, Educational
              Revenue, 6.90%, 11/1/14,
              Callable 11/1/04 @ 102 .........     5,653
   5,000    State Housing Development
              Authority, Revenue, Series D,
              5.95%, 12/1/16, Callable 12/1/06
              @ 102 ..........................     5,318
                                                --------
                                                  23,616
                                                --------
Minnesota (0.9%):
   4,980    State Housing Finance Agency,
              Revenue, Series D, 5.90%,
              8/1/15, Callable 2/1/05 @ 102,
              MBIA ...........................     5,218
                                                --------
Mississippi (1.5%):
   7,940    Mississippi Development Bank
              Special Obligation, Gulfport
              Water & Sewer Project, Revenue,
              6.00%, 7/1/20, Callable 7/1/02 @
              102 ............................     8,900
                                                --------
Nevada (4.0%):
   5,145    Clark County, IDR, 7.20%, 10/1/22,
              AMBAC ..........................     5,320

Continued

One Group Tax-Free Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       45
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Nevada, continued:
 $12,000    State Department of Business &
              Industry, Revenue, Capital
              Appreciation, Las Vegas
              Monorail, 0.00%, 1/1/16,
              AMBAC ..........................  $  6,102
   6,000    Trukee Meadows Water Authority,
              Revenue, Series A, 5.00%,
              7/1/25, Callable 7/1/11 @
              100 ............................     5,797
   6,365    Washoe County School District, GO,
              5.88%, 6/1/16, FSA .............     6,931
                                                --------
                                                  24,150
                                                --------
New Jersey (1.6%):
   9,000    State Transportation Trust Fund
              Authority, Revenue,
              Transportation Systems, Series
              B, 5.25%, 6/15/12, Callable
              6/15/07 @ 102 ..................     9,614
                                                --------
New Mexico (0.6%):
   3,275    State Mortgage Finance Authority,
              Single Family Revenue, 5.90%,
              7/1/16, Callable 7/1/07 @ 102,
              GNMA ...........................     3,456
                                                --------
New York (4.8%):
   3,000    Metropolitan Transportation
              Authority, Series A, 5.13%,
              1/1/24, Callable 7/1/12 @
              100 ............................     2,965
   3,000    Metropolitan Transportation
              Authority, 5.13%, 11/15/31,
              Callable 11/15/12 @ 100 ........     2,898
     565    New York City Municipal Water
              Financing Authority, Water and
              Sewer Revenue, Series B, 6.00%,
              6/15/33, Callable 6/15/10
              @101 ...........................       652
   3,000    New York City Transitional Finance
              Authority, Revenue, 5.50%
              2/1/15, 5.50%, 2/1/15 ..........     3,249
   6,785    New York City, GO, Series A,
              6.00%, 5/15/18, Callable 5/15/10
              @ 101 ..........................     7,330
   3,500    New York City, GO, Series F,
              5.25%, 8/1/16, MBIA ............     3,628
   5,000    State Dormitory Authority,
              Revenue, 5.88%, 7/1/08, Callable
              7/1/06 @ 102 ...................     5,507
   3,000    State Dormitory Authority,
              Revenue, 5.13%, 7/1/21, Callable
              7/1/10 @ 100 ...................     3,025
                                                --------
                                                  29,254
                                                --------

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
North Carolina (5.7%):
 $ 3,355    Charlotte Mecklenburg Hospital
              Authority, Revenue, Series A,
              5.60%, 1/15/10, Callable 1/15/06
              @ 102 ..........................  $  3,570
   3,510    Charlotte Mecklenburg Hospital,
              Revenue, 5.90%, 1/15/16,
              Callable 1/15/06 @ 102 .........     3,708
   3,200    Charlotte, GO, 5.50%, 6/1/17,
              Callable 6/1/10 @ 102 ..........     3,468
   3,400    Charlotte, GO, 5.50%, 6/1/18,
              Callable 6/1/10 @ 102 ..........     3,662
   4,400    Cumberland County, GO, 5.70%,
              3/1/18, Callable 3/1/10 @
              102 ............................     4,794
   6,195    New Hanover County, Public
              Improvements, GO, 5.75%,
              11/1/18, Callable 11/1/10 @
              102 ............................     6,811
     135    State Housing Finance Agency,
              Revenue, AMT, Single Family,
              Series LL, 5.50%, 9/1/22 .......       135
   3,295    State Housing Finance Agency,
              Revenue, AMT, Single Family,
              Series BB, 6.50%, 9/1/26,
              Callable 3/1/05 @ 102 ..........     3,430
   4,415    State Housing Finance Agency,
              Revenue, AMT, Single Family,
              Series FF, 6.25%, 3/1/28 .......     4,585
                                                --------
                                                  34,163
                                                --------
North Dakota (0.7%):
   4,325    Bismarck Health Care Facilities,
              Revenue, St. Alexius Medical
              Center, Series A, 5.25%, 7/1/15,
              Callable 7/1/08 @ 102, FSA .....     4,490
                                                --------
Ohio (4.2%):
   7,000    Cleveland, Certificates of
              Participation, 5.25%, 11/15/13,
              Callable 11/15/07 @ 102,
              AMBAC ..........................     7,455
   4,000    Franklin County, Hospital Revenue,
              Children's Hospital Project,
              Series A, 6.50%, 5/1/07,
              Callable 11/1/02 @ 102 .........     4,142
   1,150    Housing Finance Agency, Mortgage
              Revenue, Series A-1, 6.20%,
              9/1/14, GNMA ...................     1,216
   3,000    Lucas County Hospital, Revenue,
              Promedia Healthcare Obligation
              Group, 5.63%, 11/15/14,
              AMBAC ..........................     3,268

Continued

One Group Tax-Free Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       46
Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Ohio, continued:
 $   250    State Building Authority, State
              Facilities, Adult Correctional
              Building, Revenue, Series A,
              6.13%, 10/1/09, Callable 10/1/03
              @ 102 ..........................  $    269
   1,000    State Public & Sewer Improvement,
              GO, 6.00%, 8/1/07, Callable
              8/1/05 @ 102 ...................     1,102
   5,000    State Turnpike Commission,
              Revenue, Series A, 5.70%,
              2/15/17, Prerefunded 2/15/06 @
              102, MBIA ......................     5,590
   2,260    Toledo Lucas County, Port
              Development Authority, Revenue,
              AMT, 6.00%, 5/15/11 ............     2,331
                                                --------
                                                  25,373
                                                --------
Oregon (1.5%):
   5,305    Clackamas County, School District
            #62C, GO, 6.00%, 6/15/16, Callable
              6/15/10 @ 100 ..................     5,944
   3,000    Department of Administrative
              Services, Lottery Revenue,
              Series B, 5.25%, 4/1/15, FSA ...     3,171
                                                --------
                                                   9,115
                                                --------
Pennsylvania (0.7%):
   3,675    Delaware River Port Authority,
              Revenue, 5.63%, 1/1/16, FSA ....     3,983
                                                --------
Puerto Rico (0.7%):
   4,000    Childrens Trust Fund, Revenue,
              Tobacco Settlement, 5.75%,
              7/1/13, Callable 7/1/10 @
              100 ............................     4,222
                                                --------
Rhode Island (1.1%):
   5,800    Depositor's Economic Protection,
              Revenue, Series A, 6.30%,
              8/1/05, MBIA ...................     6,446
                                                --------
South Carolina (1.5%):
   2,000    Georgetown County, Environmental,
              Import, Revenue, Series A,
              5.70%, 4/1/14 ..................     2,074
   2,000    Greenville Hospital System
              Facilities, Revenue, Series A,
              5.60%, 5/1/10, Callable 5/1/06 @
              102 ............................     2,126
   5,000    Tobacco Settlement, Revenue,
              Management Authority, Series B,
              6.38%, 5/15/28, Callable 5/15/11
              @ 101 ..........................     5,013
                                                --------
                                                   9,213
                                                --------

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
South Dakota (1.1%):
 $ 1,140    Building Authority, Lease Revenue,
              6.63%, 9/1/12, AMBAC ...........  $  1,174
   2,500    Heartland Consumers Power
              District, Electric Revenue,
              6.00%, 1/1/17, FSA .............     2,866
   1,510    State Housing Development
              Authority, Revenue, 5.70%,
              5/1/08, Callable 5/1/06 @
              102 ............................     1,631
   1,000    State Housing Development
              Authority, Revenue, 6.25%,
              5/1/15, Callable 5/1/05 @
              102 ............................     1,054
                                                --------
                                                   6,725
                                                --------
Tennessee (0.5%):
   1,360    Knox County Health, Educational &
              Housing Facilities Board,
              Revenue, 7.25%, 1/1/09, MBIA ...     1,614
   1,300    Knox County Health, Educational &
              Housing Facilities Board,
              Revenue, 7.25%, 1/1/10, MBIA ...     1,560
                                                --------
                                                   3,174
                                                --------
Texas (6.9%):
   6,000    Brownsville Utilities System
              Revenue, 6.25%, 9/1/14, MBIA ...     7,039
   3,000    Dallas-Fort Worth, Airport
              Revenue, Series A, 5.50%,
              11/1/20, Callable 11/1/11@ 100,
              FGIC ...........................     3,065
   6,420    Fort Bend School District, GO,
              5.00%, 8/15/24, PSFG ...........     6,273
   1,115    Richardson Hospital Authority,
              Revenue, Richardson Medical,
              6.50%, 12/1/12, Prerefunded
              12/1/03 @ 102 ..................     1,202
   1,785    Richardson Hospital Authority,
              Revenue, Richardson Medical,
              6.50%, 12/1/12 .................     1,846
   5,810    San Antonio Electric and Gas,
              Revenue, Series 00, 5.00%,
              2/1/17, Callable 2/1/17 @
              100 ............................     6,102
   5,000    State Public Finance Authority,
              GO, Series B, 5.63%, 10/1/12,
              Callable 10/1/06 @ 100 .........     5,552
   4,000    State, GO, College Student Loan,
              AMT, 6.50%, 8/1/07, Callable
              8/1/02 @ 100 ...................     4,017
   5,000    Texas A & M University, Revenue,
              5.38%, 5/15/16 .................     5,240

Continued

One Group Tax-Free Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       47
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Texas, continued:
 $ 1,500    Tom Green County, Health
              Facilities, Hospital Revenue,
              Shannon Health System Project,
              6.20%, 5/15/11 .................  $  1,562
                                                --------
                                                  41,898
                                                --------
Utah (1.7%):
   1,815    Board of Regents, Lease Revenue,
              Refunding, Dixie College, Series
              A, 5.50%, 5/1/23, Callable
              5/1/09 @ 100, AMBAC ............     1,859
   4,340    Salt Lake County, Revenue, 5.50%,
              10/1/11, Callable 10/1/09 @
              100 ............................     4,736
   3,495    State Housing Finance Agency,
              Revenue, Single Family Mortgage,
              Issue A-2, AMT, 6.25%, 7/1/25,
              Callable 1/1/07 @ 102, FHA .....     3,643
                                                --------
                                                  10,238
                                                --------
Virginia (1.0%):
   4,140    Norfolk Water, Revenue, 5.88%,
              11/1/14, Callable 11/1/05 @ 102,
              MBIA ...........................     4,572
   1,500    State Housing Development
              Authority, Revenue, Refunding,
              Series E, 5.60%, 11/1/10,
              Callable 11/1/03 @ 102 .........     1,554
                                                --------
                                                   6,126
                                                --------

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Washington (1.9%):
 $ 5,000    Seattle Municipal Light & Power
              Revenue, 6.00%, 10/1/18,
              Callable 10/1/09 @ 101 .........  $  5,478
   5,430    Western Washington University,
              Revenue, 5.50%, 10/1/22,
              AMBAC ..........................     5,791
                                                --------
                                                  11,269
                                                --------
West Virginia (1.0%):
   5,250    State, GO, 5.75%, 6/1/13, Callable
              6/1/09 @ 101 ...................     5,785
                                                --------
Wisconsin (1.0%):
   1,370    Housing & Economic Development
              Authority, Revenue, Series A,
              6.15%, 9/1/17, Callable 3/1/05 @
              102 ............................     1,437
   4,000    State, GO, Series C, 6.00%,
              5/1/19, Callable 5/1/10 @
              100 ............................     4,364
                                                --------
                                                   5,801
                                                --------
  Total Municipal Bonds                          594,152
                                                --------
Investment Companies (0.7%):
   3,995    Blackrock Provident Institutional
              Funds, Tax-Free Money Market ...     3,995
                                                --------
  Total Investment Companies                       3,995
                                                --------
Total (Cost $555,974)(a)                        $598,147
                                                ========

------------
Percentages indicated are based on net assets of $604,115.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities s follows (amounts in thousands):

                   Unrealized appreciation......................  $42,251
                   Unrealized depreciation......................      (78)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $42,173
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       48
Report

One Group Municipal Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
(Amounts in thousands)

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds (88.4%):
Alabama (0.2%):
 $   370    Housing Finance Authority,
              Single Family Housing Revenue,
              Series A-1, 5.80%, 10/1/08,
              Callable 4/1/05 @ 102,
              GNMA .........................  $      395
     765    Mobile Housing Assistance Corp.,
              Mortgage Revenue, 5.80%,
              12/1/10, FHA .................         765
   1,980    Mobile Housing Assistance Corp.,
              Mortgage Revenue, 6.50%,
              12/1/21, FHA .................       1,980
                                              ----------
                                                   3,140
                                              ----------
Alaska (1.5%):
   5,200    North Slope Boro, Capital
              Appreciation, GO, Series A,
              0.00%, 6/30/08, MBIA .........       4,126
   3,235    Northern Tobacco Securitization
              Corp., Tobacco Settlement
              Revenue, 5.40%, 6/1/08 .......       3,360
   1,550    State Housing Finance Corp.,
              Revenue, Series A-1, 5.30%,
              12/1/12, Callable 12/1/07 @
              101.50, MBIA .................       1,636
   1,530    State Housing Finance Corp.,
              Revenue, Series A-1, 5.15%,
              6/1/13, Callable 6/1/08 @
              101 ..........................       1,599
  12,940    State Housing Finance Corp.,
              Revenue, Series A, 0.00%,
              12/1/17, Callable 6/1/07 @ 54,
              MBIA .........................       5,344
   2,750    Student Loan Corp., Revenue,
              Series A, AMT, 5.75%, 7/1/14,
              Callable 7/1/07 @ 100,
              AMBAC ........................       2,848
                                              ----------
                                                  18,913
                                              ----------
Arizona (3.5%):
   2,740    Gila County, Certificates of
              Participation, 6.40%,
              6/1/14 .......................       2,889
   1,000    Gila County, IDA, Revenue, Cobre
              Valley Hospital, 6.00%,
              12/1/20, Callable 12/1/10 @
              101, ACA .....................       1,033
   1,170    Maricopa County, IDA,
              Multi-Family Housing Revenue,
              Villas at Augusta Project,
              5.00%, 10/20/10, GNMA ........       1,235

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Arizona, continued:
 $ 1,275    Maricopa County, IDA,
              Multi-Family Housing Revenue,
              Villas at Augusta Project,
              6.40%, 10/20/20, Callable
              10/20/10 @ 105, GNMA .........  $    1,372
  11,705    Maricopa County, IDA,
              Multi-Family Housing Revenue,
              Coral Point Apartments
              Project, Series A, 4.95%,
              3/1/28, Callable 3/1/06 @
              101 ..........................      11,718
   1,385    Maricopa County, IDA,
              Multi-Family Housing Revenue,
              Coral Point Apartments
              Project, Series B, AMT, 5.10%,
              3/1/28, Callable 3/1/06 @
              101 ..........................       1,387
   2,620    Mesa, IDA, Student Housing
              Revenue, ASU East, Series A,
              6.00%, 7/1/21, Callable 7/1/11
              @ 101, ACA ...................       2,709
     500    Mesa, IDA, Student Housing
              Revenue, ASU East, Series A,
              6.00%, 7/1/25, Callable 7/1/11
              @ 101, ACA ...................         513
   2,190    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Tierra
              Antigua IDA, Series 15, AMT,
              5.75%, 11/1/34, Callable
              12/1/11 @ 100 ................       2,195
   2,840    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Western Groves Apartments,
              Series 4, 5.80%, 11/1/34,
              Callable 12/1/11 @ 100 .......       2,840
   2,000    Phoenix Street & Highway, User
              Revenue, 4.25%, 7/1/08,
              FGIC .........................       2,084
   2,250    Phoenix Street & Highway, User
              Revenue, 5.00%, 7/1/11,
              FGIC .........................       2,421
     675    Phoenix, IDA, Single Family
              Mortgage Revenue, 5.88%,
              6/1/16, Callable 6/1/10 @ 102,
              GNMA/FNMA/ FHLMC .............         736
   5,000    Pima County, IDA, Single Family
              Mortgage Revenue, Series A-1,
              AMT, 5.00%, 5/1/25, Callable
              11/1/10 @ 101, GNMA/
              FNMA/FHLMC ...................       5,150

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       49
                                                                          Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Arizona, continued:
 $ 4,040    Pima County, IDA, Single Family
              Mortgage Revenue, AMT, 5.80%,
              11/1/32, Callable 5/1/10 @
              101, GNMA/FNMA/FHLMC .........  $    4,164
   1,500    Tucson & Pima County, IDA,
              Single Family Mortgage
              Revenue, Series 1-A, AMT,
              5.70%, 7/1/12, Callable 1/1/10
              @ 101, FNMA/GNMA .............       1,617
     970    Tucson & Pima County, IDA,
              Single Family Mortgage
              Revenue, Series 1-A, AMT,
              6.10%, 7/1/22, Callable 1/1/10
              @ 101, FNMA/GNMA .............       1,024
                                              ----------
                                                  45,087
                                              ----------
Arkansas (0.2%):
      45    Drew County, Public Facilities
              Board, Single Family Housing
              Revenue, Series B, 7.75%,
              8/1/11, Callable 2/1/04 @
              100 ..........................          46
     140    Drew County, Public Facilities
              Board, Single Family Housing
              Revenue, Series A-2, 7.90%,
              8/1/11, Callable 8/1/03 @ 103,
              FNMA .........................         147
      72    Jacksonville, Residential
              Housing Facilities Board,
              Single Family Mortgage
              Revenue, Series B, 7.75%,
              1/1/11, Callable 7/1/05 @
              103 ..........................          75
     219    Jacksonville, Residential
              Housing Facilities Board,
              Single Family Mortgage
              Revenue, Series A-2, 7.90%,
              1/1/11, Callable 7/1/03 @ 103,
              FNMA .........................         228
     253    Lonoke County, Residential
              Housing Facilities Board,
              Single Family Mortgage
              Revenue, Series A-2, 7.90%,
              4/1/11, FNMA .................         266
      50    Lonoke County, Residential
              Housing Facilities Board,
              Single Family Mortgage
              Revenue, Series B, 7.38%,
              4/1/11, Callable 4/1/03 @
              103 ..........................          52
     287    Pope County, Residential
              Facilities, Single Family
              Housing Revenue, Series B,
              7.75%, 9/1/11, Callable 8/1/02
              @ 102, FHA ...................         294

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Arkansas, continued:
 $ 1,380    State Development Finance
              Authority, Revenue, Series 1,
              0.00%, 12/1/11 ...............  $      692
     113    Stuttgart Public Facilities
              Board, Single Family Mortgage
              Revenue, Series B, 7.75%,
              9/1/11, Callable 3/1/06 @
              103 ..........................         117
     136    Stuttgart Public Facilities
              Board, Single Family Mortgage
              Revenue, Series A-2, 7.90%,
              9/1/11, Callable 9/1/03 @ 103,
              FNMA .........................         142
                                              ----------
                                                   2,059
                                              ----------
California (4.1%):
   1,555    Beverly Hills Unified School
              District, GO, Series A, 5.00%,
              8/1/22, Callable 8/1/12 @
              100 ..........................       1,560
   2,670    Beverly Hills Unified School
              District, GO, Series A, 5.00%,
              8/1/26, Callable 8/1/12 @
              100 ..........................       2,657
   4,749    Contra Costa County,
              Multi-Family Mortgage Revenue,
              Crescent Park, Series B,
              7.80%, 6/20/34, Callable
              6/20/04 @ 105, GNMA ..........       5,182
     535    Housing Finance Agency, Home
              Mortgage Revenue, Series F,
              AMT, 7.50%, 2/1/23, Callable
              8/1/05 @ 102, FHA/VA .........         564
   2,865    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership,
              Meridean, Series 9, AMT,
              5.85%, 11/1/34, Mandatory Put
              11/1/16 @ 100 ................       2,873
   2,875    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership,
              Wildwood, Series 10, AMT,
              5.85%, 11/1/34, Mandatory Put
              11/1/16 @ 100 ................       2,883
   2,650    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Skyway
              Villas, Series 7, AMT, 5.95%,
              11/1/34, Mandatory Put 11/1/16
              @ 100 ........................       2,657
   1,670    Port Oakland, Port Revenue,
              Series E, AMT, 6.20%, 11/1/04,
              Callable 11/1/02 @ 102 .......       1,728

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       50
Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
California, continued:
 $   330    Redondo Beach, Redevelopment
              Agency, Residential Mortgage
              Revenue, Series B, 6.25%,
              6/1/11, Callable 6/1/03 @
              100 ..........................  $      330
   2,400    Rural Home Mortgage Finance
              Authority, Single Family
              Mortgage Revenue, Series A,
              5.00%, 12/1/11, GNMA/FNMA ....       2,498
     320    Rural Home Mortgage Finance
              Authority, Single Family
              Mortgage Revenue, Series A,
              AMT, 7.75%, 5/1/27 ...........         350
   1,250    Rural Home Mortgage Finance
              Authority, Single Family
              Mortgage Revenue, Series D,
              AMT, 7.10%, 6/1/31, Callable
              6/1/10 @ 102, GNMA/FNMA ......       1,424
   2,780    San Jose, Multi-Family Housing
              Revenue, Helzer Courts
              Apartments, Series A, AMT,
              6.20%, 6/1/19, Callable
              12/1/09 @ 102 (b) ............       2,734
  10,000    State, GO, 6.00%, 2/1/15 .......      11,593
     500    Statewide Communities
            Development Authority, Revenue,
              Certificates of Participation,
              5.40%, 11/1/15, Callable
              11/1/03 @ 102 ................         510
   9,650    Statewide Communities
              Development Authority,
              Multi-Family Revenue,
              Lancaster Manor Apartments,
              Series A, AMT, 6.33%,
              12/25/30 .....................       9,179
   3,400    Statewide Community Development
              Authority, Multi-Family
              Revenue, Cudahy Gardens,
              Series J, AMT, 5.60%, 4/1/29,
              Callable 4/1/03 @ 102, LOC:
              Swiss Bank ...................       3,460
                                              ----------
                                                  52,182
                                              ----------
Colorado (9.9%):
   2,250    Arapahoe County, Single Family
              Mortgage Revenue, 0.00%,
              9/1/10 .......................       1,599
   2,920    Aurora, IDR, McKesson Corp.,
              Series A, 5.38%, 12/1/11,
              Callable 12/1/02 @ 102 .......       2,991

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Colorado, continued:
 $ 5,030    Aurora, Single Family Mortgage
              Revenue, Series A-2, 0.00%,
              9/1/15, Prerefunded 3/1/13 @
              75.20 ........................  $    2,322
   1,740    Brush Creek Metropolitan
              District, GO, Refunding,
              6.70%, 11/15/09, Callable
              11/15/03 @ 101 ...............       1,809
     755    Cordillera Metropolitan
              District, Eagle County, GO,
              Series A, 6.10%, 12/1/17,
              Callable 12/1/10 @ 100 .......         793
   5,000    Denver City & County, Airport
              Revenue, Series A, AMT, 6.00%,
              11/15/10, AMBAC ..............       5,621
   9,000    Denver City & County, Airport
              Revenue, Series A, 6.00%,
              11/15/14, Callable 11/15/10 @
              100 ..........................       9,936
   1,000    Denver City & County, Single
              Family Residential Revenue,
              Series A, 0.00%, 7/1/10,
              Callable 7/1/08 @ 91.87 ......         652
   9,850    Denver City & County, Single
              Family Residential Revenue,
              Series A, 0.00%, 7/10/14,
              Callable 7/1/08 @ 73.56 ......       5,038
   1,000    Denver City & County, Special
              Facilities, Airport Revenue,
              Rental Car Project, Series A,
              6.00%, 1/1/13, Callable 1/1/09
              @ 101 ........................       1,097
   3,000    El Paso County, School District
              #49, 6.50%, 12/1/15, Callable
              12/1/05 @ 104, MBIA ..........       3,449
   1,225    Englewood, Multi-Family Housing
              Revenue, Marks Apartments,
              Series B, 6.00%, 12/15/18,
              Callable 12/15/03 @ 100, LOC:
              Citibank .....................       1,235
   2,500    Englewood, Multi-Family Housing
              Revenue, Marks Apartments,
              6.65%, 12/1/26, Callable
              12/1/06 @ 102 ................       2,571
   1,000    Erie Water Enterprise, Revenue,
              5.13%, 12/1/10, Callable
              12/1/08 @ 100, ACA ...........       1,028
   1,135    Health Facilities Authority,
              Revenue, Series A, 6.40%,
              1/1/10, Callable 1/1/07 @
              101 ..........................       1,120

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       51
                                                                          Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Colorado, continued:
 $   750    Health Facilities Authority,
              Revenue, 5.38%, 2/1/22,
              Callable 2/1/12 @ 100 ........  $      737
     450    Housing & Finance Authority,
              Multi-Family Housing, Revenue,
              Class III-A3, 4.90%,
              10/1/11 ......................         460
   3,000    Housing & Finance Authority,
              Multi-Family Housing Revenue,
              Series C-3, 5.70%, 10/1/21,
              Callable 11/1/02 @ 100,
              FHA ..........................       3,001
     955    Housing & Finance Authority,
              Multi-Family Housing Revenue,
              Series A, 9.00%, 10/1/25,
              Callable 10/1/02 @ 100,
              FHA ..........................         957
   2,385    Housing & Finance Authority,
              Multi-Family Housing Revenue,
              Series A, AMT, 6.65%, 10/1/28,
              Callable 4/1/05 @ 102 ........       2,473
   1,250    Housing & Finance Authority,
              Revenue, Single Family
              Program, Series B, 5.00%,
              8/1/13, Callable 2/1/11 @
              102 ..........................       1,297
   4,100    Housing & Finance Authority,
              Series B-5, AMT, 4.80%,
              5/1/30, Callable 5/1/12 @
              100 ..........................       4,100
      95    Housing & Finance Authority,
              Single Family Housing Revenue,
              Series E, AMT, 6.25%, 12/1/09,
              Callable 12/1/04 @ 103 .......          97
   1,085    Housing & Finance Authority,
              Single Family Housing Revenue,
              Series A-3, 6.30%, 8/1/12,
              Callable 2/1/11 @ 105 ........       1,214
     235    Housing & Finance Authority,
              Single Family Housing Revenue,
              Series B, 6.13%, 5/1/13,
              Callable 11/1/04 @ 103,
              FHA/VA .......................         248
   1,560    Housing & Finance Authority,
              Single Family Housing Revenue,
              Series B-2, AMT, 7.10%,
              4/1/17, Callable 4/1/10 @
              105 ..........................       1,743
     240    Housing & Finance Authority,
              Single Family Housing Revenue,
              Series C-2, 7.45%, 6/1/17,
              Callable 6/1/05 @ 105 ........         251
   2,500    Housing & Finance Authority,
              Single Family Housing Revenue,
              Series B, 6.70%, 8/1/17,
              Callable 2/1/11 @ 102 ........       2,795

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Colorado, continued:
 $ 1,015    Housing & Finance Authority,
              Single Family Housing Revenue,
              Series C-2, AMT, 8.40%,
              10/1/21, Callable 4/1/10 @
              105 ..........................  $    1,107
   2,260    Housing & Finance Authority,
              Single Family Housing Revenue,
              Series B-2, AMT, 6.10%,
              8/1/23, Callable 2/1/11 @
              105 ..........................       2,469
     210    Housing & Finance Authority,
              Single Family Housing Revenue,
              Series B, 7.50%, 11/1/24,
              Callable 11/1/04 @ 105,
              FHA ..........................         223
     750    Housing & Finance Authority,
              Single Family Housing Revenue,
              Series C-3, AMT, 7.15%,
              10/1/30, Callable 4/1/10 @
              105 ..........................         846
   1,560    Housing & Finance Authority,
              Single Family Housing Revenue,
              Series B-2, AMT, 7.25%,
              10/1/31, Callable 4/1/10 @
              105 ..........................       1,754
   2,000    Housing & Finance Authority,
              Single Family Housing Revenue,
              Series D-2, AMT, 6.90%,
              4/1/29, Callable 4/1/10 @
              105 ..........................       2,279
   1,000    Housing & Finance Authority,
              Single Family Housing Revenue,
              Series D-3, 6.75%, 4/1/32,
              Callable 4/1/10 @ 105 ........       1,136
   5,995    Ironwood Trust, GO, Series 00A,
              5.80%, 1/1/04, Mandatory Call
              1/1/04 @ 101 (b) .............       6,460
      95    Jefferson County, Single Family
              Mortgage Revenue, Refunding,
              Series A, 8.88%, 10/1/13,
              Callable 4/1/03 @ 101, MBIA ..          97
   3,500    Mesa County, Residential
              Revenue, Refunding, 0.00%,
              12/1/11, ETM .................       2,331
  10,000    Metropolitan Football Stadium,
              District Sales Tax Revenue,
              Series A, 0.00%, 1/1/07,
              MBIA .........................       8,571

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       52
Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Colorado, continued:
 $ 2,775    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Castel Highlands Project,
              Series 00-2, AMT, 6.00%,
              11/1/33, Callable 12/1/10 @
              100 ..........................  $    2,782
   2,950    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Northglenn Project, Series
              00-3, AMT, 6.00%, 11/1/33,
              Callable 12/1/10 @ 100 .......       2,958
   2,075    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Rocky Mountain Project, Series
              00-4, AMT, 6.00%, 11/1/33,
              Callable 12/1/10 @ 100 .......       2,080
   2,365    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Centennial East Project,
              Series 00-1, AMT, 6.00%,
              11/1/33, Callable 12/1/10 @
              100 ..........................       2,371
   1,585    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Lawrenceville Brisben Project,
              Series 00-11, AMT, 6.00%,
              11/1/33, Callable 12/1/10 @
              100 ..........................       1,589
   2,040    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Tyler's Creek Project, Series
              00-10, AMT, 6.00%, 11/1/33,
              Callable 12/1/10 @ 100 .......       2,045
   1,070    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Landings Project, Series 00-5,
              AMT, 6.00%, 11/1/33, Callable
              12/1/10 @ 100 ................       1,073
   1,370    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Stanford
              Arms, Series 17, AMT, 5.75%,
              11/1/34, Mandatory Put 11/1/16
              @ 100 ........................       1,374
   1,935    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Sterling
              Park, Series 13, AMT, 5.80%,
              11/1/34 ......................       1,939
   7,695    Northern Metropolitan District,
              Adams County, GO, 6.50%,
              12/1/16, Callable 12/1/07 @
              102, MBIA ....................       8,622

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Colorado, continued:
 $ 4,315    Platte River Power Authority,
              Power Revenue, Series EE,
              5.00%, 6/1/07 ................  $    4,674
   5,000    Platte River Power Authority,
              Power Revenue, Series EE,
              5.38%, 6/1/13, Callable 6/1/12
              @ 100 ........................       5,471
   1,510    Pueblo County, Certificates of
              Participation, Capital
              Construction Corp., 6.25%,
              12/1/10 ......................       1,637
     255    San Miguel County, Mountain
              Village Metropolitan District,
              GO, 7.95%, 12/1/03, Callable
              12/1/02 @ 101 ................         262
                                              ----------
                                                 126,784
                                              ----------
Connecticut (1.5%):
   1,360    New Haven Air Rights Packing
              Facility, Revenue, 5.38%,
              12/1/14, AMBAC ...............       1,506
   4,350    Stamford, Housing Authority,
              Multi-Family Housing Revenue,
              Rippowam Project, 6.25%,
              10/1/19, Callable 10/1/08 @
              103 ..........................       4,513
   9,200    Stamford, Housing Authority,
              Multi-Family Housing Revenue,
              Rippowam Project, 6.38%,
              10/1/29, Callable 10/1/08 @
              103 ..........................       9,574
   3,000    State, GO, Series E, 5.00%,
              11/15/06 .....................       3,271
                                              ----------
                                                  18,864
                                              ----------
District of Columbia (0.1%):
     305    Housing Finance Agency, Single
              Family Housing Revenue, Series
              A, AMT, 5.50%, 12/1/06 .......         329
     240    Housing Finance Agency, Single
              Family Housing Revenue, Series
              A, AMT, 5.60%, 12/1/07 .......         259
     335    Housing Finance Agency, Single
              Family Housing Revenue, Series
              A, AMT, 5.65%, 12/1/08 .......         362
     345    Housing Finance Agency, Single
              Family Housing Revenue, Series
              A, AMT, 5.70%, 12/1/09 .......         373
                                              ----------
                                                   1,323
                                              ----------

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       53
                                                                          Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Florida (4.7%):
 $ 5,000    Board of Education, Capital
              Outlay, GO, Series A, 5.50%,
              1/1/06 .......................  $    5,442
   2,700    Broward County, GO, Series B,
              5.00%, 1/1/08 ................       2,913
   6,500    Broward County, Resource
              Recovery Revenue, Series A,
              5.38%, 12/1/10, Callable
              12/1/08 @ 101 ................       6,858
   2,000    Capital Projects Finance
              Authority, Student Housing,
              Revenue, 5.50%, 10/1/12,
              Callable 10/1/11 @ 102,
              MBIA .........................       2,141
   2,385    Capital Projects Finance
              Authority, Student Housing,
              Revenue, 5.50%, 10/1/13,
              Callable 10/1/11 @ 102,
              MBIA .........................       2,553
   4,050    Capital Projects Finance
              Authority, Revenue, Airport
              Project, Series I, 4.25%,
              6/1/04 .......................       4,211
   3,000    Capital Trust Agency, Revenue,
              Seminole Tribe Convention,
              Series C, 6.00%, 10/1/17,
              Callable 10/1/12 @ 101,
              ACA ..........................       3,100
   4,055    CRS Tax-Exempt Trust,
              Certificates of Participation,
              Series A, 7.38%, 12/5/21
              (b) ..........................       4,183
   1,860    Escambia County, Housing Finance
              Authority, Multi-Family
              Housing Revenue, 5.75%,
              4/1/04, Callable 4/1/03 @ 100,
              GNMA .........................       1,862
   1,675    Housing Finance Corp., Homeowner
              Mortgage Revenue, Series 2,
              AMT, 4.75%, 7/1/19, Callable
              6/1/07 @ 101.50, MBIA ........       1,732
     650    Lee County, Housing Finance
              Authority, Single Family
              Mortgage Revenue, 6.95%,
              9/1/26, Callable 9/1/10 @
              106.75 .......................         728
     955    Lee County, Housing Finance
              Authority, Single Family
              Housing Revenue, Series A-3,
              AMT, 6.40%, 3/1/28, Callable
              3/1/08 @ 105,
              GNMA/FNMA/FHLMC ..............       1,052
   2,850    Lee County, Housing Finance
              Authority, Single Family
              Housing Revenue, Series A-3,
              AMT, 5.05%, 3/1/29, Callable
              3/1/08 @ 102,
              GNMA/FNMA/FHLMC ..............       2,848

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Florida, continued:
 $ 1,205    Lee County, Housing Finance
              Authority, Single Family
              Housing Revenue, Series A,
              AMT, 6.85%, 3/1/29, Callable
              9/1/07 @ 105,
              FNMA/GNMA/FHLMC ..............  $    1,315
     415    Leon County, Housing Finance
              Authority, Multi-County
              Program, Revenue, Series B,
              AMT, 7.30%, 1/1/28,
              GNMA/FHLMC ...................         477
     470    Manatee County, Housing Finance
              Authority, Single Family
              Housing Revenue, Sub-Series 1,
              AMT, 8.38%, 5/1/25, GNMA/
              FHLMC ........................         508
   1,405    Manatee County, Housing Finance
              Authority, Single Family
              Housing Revenue, Sub-Series 1,
              AMT, 6.25%, 11/1/28, Callable
              11/1/09 @ 105 ................       1,524
   2,025    Miami-Dade County, Housing
              Finance Authority, Single
              Family Housing Revenue, Series
              A-1, AMT, 5.90%, 6/1/25,
              Callable 6/1/08 @ 103,
              FHLMC ........................       2,170
   2,900    Miami-Dade County, Split
              Obligation, Revenue,
              Sub-Series A, 0.00%, 10/1/16,
              Callable 4/1/08 @ 65.58,
              MBIA .........................       1,407
   1,000    Orange County, Housing Finance
              Authority, Multi-Family
              Housing Revenue, Loma Vista
              Project, Series G, AMT, 5.40%,
              9/1/19, Callable 3/1/09 @
              102 ..........................         967
   2,020    Orange County, Housing Finance
              Authority, Multi-Family
              Housing Revenue, Loma Vista
              Project, Series G, AMT, 5.45%,
              9/1/24, Callable 3/1/09 @
              102 ..........................       1,905
     310    Palm Beach County, Housing
              Finance Authority, Single
              Family Housing Revenue, Series
              A, AMT, 6.38%, 10/1/06,
              Callable 10/1/04 @ 102,
              GNMA/FNMA ....................         317
   1,320    Santa Rosa Bay Bridge Authority,
              Revenue, Capital Appreciation,
              0.00%, 7/1/08, ACA ...........       1,053
   1,625    Santa Rosa Bay Bridge Authority,
              Revenue, Capital Appreciation,
              0.00%, 7/1/09, ACA ...........       1,232

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       54
Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Florida, continued:
 $ 1,535    Santa Rosa Bay Bridge Authority,
              Revenue, Capital Appreciation,
              0.00%, 7/1/12, ACA ...........  $      992
   3,370    Tampa Occupational License Tax,
              Series A, 5.38%, 10/1/13,
              Callable 10/1/12 @ 100,
              FGIC .........................       3,704
   3,075    Tampa Water & Sewer Revenue,
              0.00%, 10/1/05 ...............       2,949
                                              ----------
                                                  60,143
                                              ----------
Georgia (2.5%):
   1,500    Atlanta Airport Facilities,
              Revenue, Series A, 6.50%,
              1/1/08, AMBAC ................       1,714
   1,550    Atlanta Urban Residential
              Finance Authority, Single
              Family Housing Revenue, 0.00%,
              10/1/16, Prerefunded 4/1/15 @
              85.46, AMBAC/FNMA ............         712
   2,805    Clayton County, Housing
              Authority, Multi-Family
              Housing Revenue, Soythlake
              Cove Project, 5.60%, 12/20/13,
              Callable 12/20/12 @ 104,
              GNMA .........................       3,063
   2,500    Coweta County School District,
              GO, Sales Tax, 5.00%,
              8/1/06 .......................       2,708
   4,000    Coweta County School District,
              GO, Sales Tax, 5.00%,
              8/1/07 .......................       4,350
   5,000    De Kalb County, Housing
              Authority, Multi-Family
              Housing Revenue, Friendly
              Hills Apartments, Series A,
              AMT, 7.05%, 1/1/39, Callable
              1/1/08 @ 104, FHA ............       5,441
   1,765    Fulton County, Housing
              Authority, Multi-Family
              Housing Revenue, Concorde
              Place Apartments Project,
              Series A, AMT, 6.30%, 7/1/16,
              Callable 7/1/06 @ 102 ........       2,015
   5,000    Milledgeville-Baldwin County
              Development Authority, Student
              Housing Revenue, 5.00%,
              9/1/32, Mandatory Put 9/1/04 @
              100, LOC: First Union National
              Bank .........................       5,219
   2,245    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership,
              Stonecrest, Series 8, AMT,
              5.90%, 11/1/34, Callable
              12/1/11 @ 100 ................       2,250

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Georgia, continued:
 $   400    State Housing & Finance
              Authority, Single Family
              Housing Revenue, Series A-1,
              5.55%, 12/1/11, Callable
              3/1/10 @ 100 .................  $      434
   2,265    State Housing & Finance
              Authority, Single Family
              Housing Revenue, Sub-Series
              D-3, 4.85%, 6/1/17, Callable
              12/1/10 @ 100 ................       2,349
   2,050    State Housing & Finance
              Authority Revenue, Single
              Family Housing Revenue,
              Sub-Series C-1, 5.55%,
              12/1/16, Callable 12/1/07 @
              101.50 .......................       2,158
                                              ----------
                                                  32,413
                                              ----------
Guam (0.2%):
   2,500    Guam Government, LO, Revenue,
              Series A, 5.50%, 12/1/08,
              FSA ..........................       2,809
                                              ----------
Hawaii (0.2%):
   1,225    Honolulu City & County, Mortgage
              Revenue, Smith-Beretania,
              Series 8A, 4.80%, 1/1/12,
              Callable 1/1/04 @ 100, MBIA ..       1,230
   1,405    State Housing & Community
              Development Corp.,
              Multi-Family Housing Revenue,
              Sunset Villas, 5.00%, 7/20/11,
              GNMA .........................       1,482
                                              ----------
                                                   2,712
                                              ----------
Idaho (1.0%):
   1,340    Boise City Independent School
              District, GO, 4.40%, 7/30/13,
              Callable 7/30/12 @ 100 .......       1,365
   1,490    Boise City Independent School
              District, GO, 4.50%, 7/30/14,
              Callable 7/30/12 @ 100 .......       1,515
   1,805    Boise City Independent School
              District, GO, 4.60%, 7/30/15,
              Callable 7/30/12 @ 100 .......       1,832
   1,425    Boise City Independent School
              District, 4.70%, 7/30/16,
              Callable 7/30/12 @ 100 .......       1,448
     965    Housing & Finance Association,
              Single Family Mortgage
              Revenue, Sub-Series A, 5.35%,
              7/1/11, Callable 1/1/08 @
              101.50, FHA/VA ...............       1,005

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       55
                                                                          Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Idaho, continued:
 $   750    Housing & Finance Association,
              Single Family Mortgage
              Revenue, Series E-2, AMT,
              5.95%, 7/1/14, Callable 1/1/07
              @ 101.50 .....................  $      806
   1,315    Housing & Finance Association,
              Single Family Mortgage
              Revenue, Series H, AMT, 6.05%,
              7/1/14, Callable 1/1/07 @ 102,
              FHA/ VA ......................       1,344
     895    Housing & Finance Association,
              Single Family Mortgage
              Revenue, Series D, AMT, 6.45%,
              7/1/14, Callable 1/1/06 @ 102,
              FHA ..........................         928
   2,385    Housing & Finance Association,
              Single Family Mortgage
              Revenue, Series D-2, AMT,
              4.95%, 7/1/28, Callable 1/1/08
              @ 101.50, FHA ................       2,450
                                              ----------
                                                  12,693
                                              ----------
Illinois (5.5%):
  12,410    Aurora, Multi-Family Housing
              Revenue, Covey Fox Valley
              Apartments Project, 5.30%,
              11/1/27, Callable 11/1/05 @
              101 ..........................      12,528
      60    Aurora, Single Family Mortgage
              Revenue, Refunding, Series B,
              AMT, 8.05%, 9/1/25, GNMA/
              FHLMC ........................          66
   4,575    Chicago City Colleges, Capital
              Improvement, GO, 6.00%,
              1/1/10, FGIC .................       5,168
   4,450    Chicago Heights, GO, Series A,
              5.65%, 12/1/16, Callable
              12/1/08 @ 100, FGIC ..........       4,723
   2,430    Chicago Public Building
              Commission, Building Revenue,
              Chicago School Reform, Series
              B, 5.25%, 12/1/15, FGIC ......       2,629
     185    Chicago, Single Family Mortgage
              Revenue, Series B, 0.00%,
              10/1/09, MBIA ................         113
     250    Chicago, Single Family Mortgage
              Revenue, 5.40%, 9/1/10,
              GNMA/FNMA/FHLMC ..............         264
   1,100    Chicago, Single Family Mortgage
              Revenue, Series A, AMT, 5.60%,
              9/1/19, Callable 3/1/10 @ 102,
              GNMA/FNMA/FHLMC ..............       1,165

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Illinois, continued:
 $ 1,340    Chicago, Single Family Mortgage
              Revenue, Series A, AMT, 7.00%,
              9/1/27, Callable 3/1/06 @ 105,
              GNMA/FNMA/FHLMC ..............  $    1,414
   1,090    Chicago, Single Family Mortgage
              Revenue, Series B, AMT, 7.63%,
              9/1/27, Callable 6/15/06 @
              105, GNMA/FNMA/FHLMC .........       1,194
     920    Chicago, Single Family Mortgage
              Revenue, Series A, AMT, 7.25%,
              9/1/28, Callable 9/1/07 @ 105,
              GNMA/FNMA/FHLMC ..............         978
   7,805    Chicago, Single Family Mortgage
              Revenue, Series A, AMT, 7.15%,
              9/1/31, Callable 3/1/10 @ 105,
              GNMA/FNMA/FHLMC ..............       8,811
     850    Chicago, Single Family Mortgage
              Revenue, 7.00%, 3/1/32,
              Callable 9/1/10 @ 105,
              GNMA/FNMA/FHLMC ..............         954
   1,195    Clay County, Hospital Revenue,
              5.70%, 12/1/18, Callable
              12/1/08 @ 102 ................       1,043
   2,570    Clay County, Hospital Revenue,
              5.90%, 12/1/28, Callable
              12/1/08 @ 102 ................       2,212
   2,265    Cook County, School District
              #200, Oak Park, GO, 0.00%,
              12/1/12, Callable 12/1/11 @
              97.61, FSA ...................       1,383
   1,000    Cook County, School District
              #219, Niles Township, GO,
              5.88%, 12/1/12, Callable
              12/1/10 @ 100, FGIC ..........       1,122
   2,660    Cook County, School District
              #219, Niles Township, GO,
              5.88%, 12/1/13, Callable
              12/1/10 @ 100, FGIC ..........       2,970
     205    Danville, Single Family Mortgage
              Revenue, Refunding, 7.30%,
              11/1/10, Callable 11/1/03 @
              102 ..........................         211
   2,745    De Kalb & Ogle Counties,
              Community College District
              #523, 5.75%, 2/1/13, Callable
              2/1/10 @ 100, FSA ............       3,016
     135    Freeport, Single Family Mortgage
              Revenue, 0.00%, 8/1/10,
              Callable 10/1/02 @ 53.08 .....          70

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       56
Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Illinois, continued:
 $ 4,000    Metropolitan Pier & Exposition
              Authority, Revenue, Mccormick
              Place, Series B, 0.00%,
              6/15/19, Callable 6/15/17 @
              101, MBIA ....................  $    2,393
   2,935    Moline, Mortgage Revenue, Sub-
              Series 1, 0.00%, 5/1/11,
              Callable 5/1/03 @ 57.48 ......       1,566
     455    Peoria Moline & Freeport Single
              Family Revenue, Series A, AMT,
              7.60%, 4/1/27, Callable
              10/1/05 @ 105, GNMA ..........         499
   3,500    Peru, IDR, Consolidated
              Freightways Corp. Project,
              Series B, 5.25%, 1/1/04 ......       3,348
     285    Quincy, Single Family Mortgage
              Revenue, Refunding, 6.88%,
              3/1/10, Callable 3/1/04 @
              102 ..........................         293
     115    Rock Island, Residential
              Mortgage Revenue, Refunding,
              7.70%, 9/1/08, Callable 9/1/02
              @ 102 ........................         118
   3,430    State Development Finance
              Authority, Multi-Family
              Housing Revenue, Series A,
              6.50%, 7/20/15, Callable
              7/20/10 @ 105 ................       3,802
   4,465    State Development Finance
              Authority, Multi-Family
              Housing Revenue, Series A,
              6.60%, 7/20/21, Callable
              7/20/10 @ 105 ................       4,909
   2,225    Winnebago County, School
              District #122, GO, 0.00%,
              1/1/12, FSA ..................       1,443
                                              ----------
                                                  70,405
                                              ----------
Indiana (2.1%):
   4,900    Fremont, IDR, Consolidated
              Freightways Corp. Project,
              5.25%, 5/1/04 ................       4,643
   9,595    Indianapolis Airport Authority,
              Special Facilities Revenue,
              Federal Express Corp. Project,
              AMT, 7.10%, 1/15/17, Callable
              7/15/04 @ 102 ................      10,262
   1,000    South Bend Parking Revenue,
              6.20%, 1/1/08, Callable 1/1/03
              @ 100 ........................       1,022

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Indiana, continued:
 $ 2,910    State Housing Finance Authority,
              Single Family Mortgage
              Revenue, Series A-2, AMT,
              6.45%, 7/1/14, Callable 7/1/05
              @ 102, FHA/VA ................  $    2,999
   3,130    State Toll Finance Authority,
              Toll Road Revenue, 6.00%,
              7/1/15, Callable 7/1/02 @
              100 ..........................       3,133
   4,550    Transportation Finance
              Authority, Highway Revenue,
              Series A, 5.75%, 6/1/12,
              AMBAC ........................       5,159
                                              ----------
                                                  27,218
                                              ----------
Iowa (1.3%):
     175    Davenport, Homeownership
              Mortgage Revenue, Refunding,
              7.90%, 3/1/10, Callable 9/1/04
              @ 102 ........................         181
   1,635    Finance Authority, Single Family
              Mortgage Revenue, 0.00%,
              9/1/16, AMBAC ................         339
      10    Finance Authority, Single Family
              Mortgage Revenue, Mortgage
              Backed Securities Program,
              Series C, 6.40%, 7/1/19,
              Callable 1/1/05 @ 102,
              GNMA/FNMA ....................          11
     250    Higher Education Loan Authority,
              Revenue, 5.20%, 10/1/21,
              Callable 10/1/12 @ 100,
              ACA ..........................         247
     250    Higher Education Loan Authority,
              Revenue, 5.25%, 10/1/22,
              Callable 10/1/12 @ 100,
              ACA ..........................         248
   3,625    Higher Education Loan Authority,
              Revenue, 5.50%, 10/1/28,
              Callable 10/1/12 @ 100,
              ACA ..........................       3,630
   3,270    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Town
              Center Villas, Series 12, AMT,
              5.80%, 11/1/34, Callable
              12/1/11 @ 100 ................       3,277
   7,000    Muscatine, Electric Revenue,
              Series A, 5.50%, 1/1/10,
              AMBAC ........................       7,715
     450    Salix, PCR, Gas & Electric
              Project, 5.75%, 6/1/03,
              Callable 12/1/02 @ 100 .......         457
                                              ----------
                                                  16,105
                                              ----------

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       57
                                                                          Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Kansas (1.8%):
 $   245    Ford County, Single Family
              Mortgage Revenue, Series A,
              7.90%, 8/1/10, Callable 8/1/02
              @ 103, FHA/VA ................  $      253
     780    Johnson County, Single Family
              Mortgage Revenue, 7.10%,
              5/1/12, Callable 5/1/04 @
              103 ..........................         816
     160    Labette County, Single Family
              Mortgage Revenue, Series A,
              8.40%, 12/1/11, Callable
              6/1/03 @ 103 .................         166
   2,505    Olathe County, Multi-Family
              Housing Revenue, Series A,
              5.75%, 7/1/12, Callable 7/1/07
              @ 101 ........................       2,590
     970    Olathe County, Multi-Family
              Housing Revenue, Series B,
              AMT, 5.80%, 7/1/12, Callable
              7/1/07 @ 101 .................         992
   5,000    Sedgwick & Shawnee Counties,
              Single Family Mortgage
              Revenue, Series A-3, AMT,
              0.00%, 6/1/28, Callable 6/1/12
              @ 103, GNMA FNMA .............       5,327
   2,300    Sedgwick & Shawnee Counties,
              Single Family Mortgage
              Revenue, Series A-3, AMT,
              0.00%, 12/1/33, Callable
              6/1/12 @ 104.50, GNMA/FNMA ...       2,449
   1,500    Sedgwick & Shawnee Counties,
              Single Family Mortgage
              Revenue, Series A-2, 4.00%,
              12/1/33, GNMA/FNMA, Callable
              6/1/12 @ 103 .................       1,609
   1,500    Sedgwick & Shawnee Counties,
              Single Family, Mortgage
              Revenue, Series A, 4.00%,
              12/1/33, Callable 12/1/11 @
              104.50, GNMA/FNMA ............       1,612
     115    Sedgwick & Shawnee Counties,
              Single Family Mortgage
              Revenue, Series B-2, 7.80%,
              5/1/14, Callable 11/1/04 @
              103, GNMA ....................         116
     135    Sedgwick & Shawnee Counties,
              Single Family Mortgage
              Revenue, Series B-1, 8.05%,
              5/1/14, GNMA .................         139

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Kansas, continued:
 $   400    Sedgwick & Shawnee Counties,
              Single Family Mortgage
              Revenue, Series A, 8.05%,
              5/1/24, Callable 11/1/04 @
              105, GNMA ....................  $      438
     195    Sedgwick & Shawnee Counties,
              Single Family Mortgage
              Revenue, Series C-2, 7.80%,
              11/1/24, Callable 11/1/04 @
              105, GNMA ....................         210
   4,715    Sedgwick & Shawnee Counties,
              Single Family Mortgage
              Revenue, Series A, AMT, 6.30%,
              12/1/32, Callable 12/1/10 @
              105, GNMA/FNMA ...............       5,090
     555    Shawnee County, Single Family
              Mortgage Revenue, 0.00%,
              10/1/16, Callable 10/1/02 @
              24.11, MBIA ..................         130
   1,065    State Development Finance
              Authority, Multi-Family
              Housing Revenue, Series O,
              6.50%, 6/20/34, Callable
              6/20/09 @ 104, GNMA ..........       1,135
     205    Wichita, Single Family Mortgage
              Revenue, Series A, 7.10%,
              9/1/09, Callable 3/1/03 @
              103 ..........................         210
                                              ----------
                                                  23,282
                                              ----------
Kentucky (1.6%):
  10,475    Economic Development Finance
              Authority, Health System
              Revenue, Norton Healthcare,
              Inc., Series B, 0.00%,
              10/1/06, MBIA ................       9,156
   1,715    Economic Development Finance
              Authority, Health System
              Revenue, Norton Healthcare,
              Inc., Series C, 0.00%,
              10/1/06, MBIA ................       1,547
   1,805    Greater Housing Assistance
              Corp., Mortgage Revenue,
              Castle Village Apartments
              Project, Series A, 5.90%,
              2/1/24, Callable 2/1/03 @ 100,
              FHA ..........................       1,811
   6,000    Logan/Todd Regional Water
              Commission, Revenue, 3.38%,
              8/1/03, Callable 8/1/02 @
              100 ..........................       6,006
   1,035    Meade County, PCR, Olin Corp.
              Project, 6.00%, 7/1/07,
              Callable 7/1/02 @ 100 ........       1,043

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       58
Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Kentucky, continued:
 $ 1,000    State Property & Buildings
              Commission, Project #74,
              Revenue, 5.25%, 2/1/07 .......  $    1,089
                                              ----------
                                                  20,652
                                              ----------
Louisiana (3.9%):
   2,950    Calcasieu Parish Public
              Transportation Authority,
              Single Family Mortgage
              Revenue, Series A, AMT, 6.05%,
              4/1/32, Callable 4/1/11 @ 103,
              GNMA/FNMA ....................       3,169
   4,350    Calcasieu Parish Public
              Transportation Authority,
              Single Family Mortgage
              Revenue, Series A, AMT, 5.85%,
              10/1/32, Callable 4/1/11 @
              105, GNMA/FNMA ...............       4,741
   1,000    Calcasieu Parish Public
              Transportation Authority,
              Mortgage Revenue, Series A,
              4.50%, 4/1/33, Callable 4/1/12
              @ 105, GNMA/FNMA .............       1,060
     935    Calcasieu Parish Public
              Transportation Authority,
              Mortgage Revenue, Series A,
              AMT, 5.55%, 4/1/12, Callable
              4/1/08 @ 102, GNMA/FNMA ......         981
     900    Calcasieu Parish Public
              Transportation Authority,
              Single Family Mortgage
              Revenue, Series B, 0.00%,
              5/1/13, Callable 11/1/02 @
              48.73 ........................         436
     530    Housing Finance Agency, Single
              Family Mortgage Revenue,
              Sereis B, AMT, 8.00%, 3/1/25,
              GNMA/FHLMC ...................         585
      20    Housing Finance Agency, Single
              Family Mortgage Revenue,
              Series D-2, AMT, 8.00%,
              6/1/27, Callable 12/1/06 @
              102, GNMA/FNMA ...............          20
   3,165    Housing Finance Agency, Single
              Family Mortgage Revenue,
              Series D-2, AMT, 7.05%,
              6/1/31, Callable 6/1/10 @
              101 ..........................       3,619
     285    Iberia Home Mortgage Authority,
              Single Family Mortgage
              Revenue, Refunding, 7.38%,
              1/1/11, Callable 7/1/03 @
              103 ..........................         296

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Louisiana, continued:
 $ 1,595    Jefferson Parish Home Mortgage
              Authority, Single Family
              Mortgage Revenue, Series D-1,
              7.50%, 6/1/26, Callable 6/1/10
              @ 105, GNMA/FNMA .............  $    1,814
   2,095    Jefferson Parish Home Mortgage
              Authority, Single Family
              Mortgage Revenue, Series C-1,
              7.00%, 6/1/29, Callable 6/1/10
              @ 105, GNMA/FNMA .............       2,439
   2,260    Jefferson Parish Home Mortgage
              Authority, Single Family
              Mortgage Revenue, Series B-1,
              AMT, 5.25%, 12/1/33, Callable
              6/1/11 @ 105, GNMA/FNMA ......       2,487
   2,000    Lake Charles Harbor & Term,
              Distribution Revenue, Reynolds
              Metals Co. Project, 5.50%,
              5/1/06, Callable 12/15/02 @
              101 ..........................       2,034
   2,000    New Orleans, GO, 5.50%, 12/1/18,
              FGIC .........................       2,183
   3,890    Public Facilities Authority,
              Multi-Family Housing Revenue,
              7.75%, 11/1/16, Callable
              11/1/02 @ 101.50 .............       3,975
     343    Public Facilities Authority,
              Single Family Mortgage
              Revenue, Series C, 8.45%,
              12/1/12, Callable 10/1/02 @
              102, FHA/VA ..................         354
      14    Public Facilities Authority,
              Single Family Mortgage
              Revenue, 7.50%, 10/1/15,
              Callable 6/1/05 @ 100 ........          14
   3,095    Shreveport, GO, Series A, 6.00%,
              5/1/09, FGIC .................       3,525
   3,475    St. Tammany Public Trust Finance
              Authority, Revenue, Christwood
              Project, 5.70%, 11/15/18,
              Callable 11/15/08 @ 102 ......       3,220
   4,460    State Energy & Power Authority,
              Power Project Revenue, 5.75%,
              1/1/11, FSA ..................       5,020
   4,320    State Energy & Power Authority,
              Power Project Revenue, 5.75%,
              1/1/12, FSA ..................       4,875

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       59
                                                                          Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Louisiana, continued:
 $ 2,290    State Energy & Power Authority,
              Power Project Revenue, 5.75%,
              1/1/13, FSA ..................  $    2,586
                                              ----------
                                                  49,433
                                              ----------
Maine (0.5%):
   2,415    State Housing Authority,
              Mortgage Revenue, Series C-2,
              AMT, 6.15%, 11/15/17, Callable
              11/15/05 @ 102, AMBAC ........       2,531
     810    State Housing Authority, Single
              Family Housing Revenue, Series
              I, AMT, 0.00%, 11/1/10,
              Callable 11/1/06 @ 80.21 .....         521
     535    State Housing Authority, Single
              Family Housing Revenue, Series
              I, AMT, 0.00%, 11/1/11,
              Callable 11/1/06 @ 75.35 .....         323
   2,500    State Housing Authority, Single
              Family Housing Revenue, Series
              B-1, 6.05%, 11/15/16, Callable
              11/15/05 @ 102, AMBAC ........       2,641
     925    State Housing Authority, Single
              Family Housing Revenue, Series
              C, AMT, 6.10%, 11/15/16,
              Callable 11/15/06 @ 102 ......         979
                                              ----------
                                                   6,995
                                              ----------
Maryland (1.0%):
   1,140    Baltimore County, Multi-Family
              Housing Revenue, Series A,
              0.00%, 9/1/24, Callable 9/1/07
              @ 40.55, FHA .................         343
   2,600    Baltimore Port Facilities
              Revenue, 6.50%, 12/1/10,
              Callable 6/1/03 @ 102 ........       2,689
   6,685    Prince Georges County Housing
              Authority, Multi-Family
              Housing Revenue, Foxglenn
              Apartments, Series A, AMT,
              0.00%, 5/20/22, Callable
              5/20/03 @ 34.06 ..............       2,164
   5,460    Prince Georges County Housing
              Authority, Residual Revenue,
              0.00%, 11/1/20 ...............       1,753
   1,250    Prince Georges County, Public
              Improvement, GO, 5.00%,
              5/15/07, FSA .................       1,361

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Maryland, continued:
 $ 1,240    State Community Development,
              Multi-Family Housing Revenue,
              Series E, AMT, 6.85%, 5/15/25,
              Callable 5/15/04 @ 102,
              GNMA/FHA .....................  $    1,289
     550    State Health & Higher
              Educational Facilities,
              Authority, Revenue, Board of
              Child Care, 5.38%, 7/1/32,
              Callable 7/1/12 @ 100 ........         550
   2,250    State, EDC, Student Housing
              Revenue, Morgan State
              University Project, Series A,
              6.00%, 7/1/22, Callable 7/1/12
              @ 102 ........................       2,233
                                              ----------
                                                  12,382
                                              ----------
Massachusetts (0.4%):
     830    State Housing Finance Agency,
              Single Family Mortgage
              Revenue, Series 21, AMT,
              7.13%, 6/1/25, Callable 6/1/03
              @ 101 ........................         845
   2,500    State Housing Finance Authority,
              Multi-Family Housing Revenue,
              Series A, AMT, 6.40%, 12/1/15,
              Callable 6/1/06 @ 102,
              AMBAC ........................       2,577
   1,490    State Industrial Finance Agency,
              Revenue, University Commons,
              6.55%, 8/1/18, Callable 2/1/08
              @ 105, FHA ...................       1,657
                                              ----------
                                                   5,079
                                              ----------
Michigan (0.9%):
   2,000    Bond Authority, Government Loan
              Program, Group A, 5.63%,
              10/1/12, Callable 11/1/10 @
              100, AMBAC ...................       2,225
   1,940    Public Power Agency, Revenue,
              Campbell Project, Series A,
              4.10%, 1/1/11, AMBAC .........       1,960
   1,430    Public Power Agency, Revenue,
              Campbell Project, Series A,
              4.25%, 1/1/13, AMBAC .........       1,438
   4,000    State Building Authority,
              Revenue, Facilities Program,
              Series 1, 5.00%, 10/15/12,
              Callable 10/15/10 @ 100 ......       4,252

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       60
Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Michigan, continued:
 $   710    State Housing Development
              Authority, Revenue, Series B,
              AMT, 4.60%, 12/1/28, Callable
              11/1/08 @ 101 ................  $      735
     860    State Housing Development
              Authority, Single Family
              Housing Revenue, AMT, 6.30%,
              6/1/27, Callable 12/1/05 @
              102 ..........................         874
                                              ----------
                                                  11,484
                                              ----------
Minnesota (0.7%):
   1,155    Blaine, IDR, Consolidated
              Freightways Corp. Project,
              5.15%, 1/1/04 ................       1,103
   1,200    Maplewood, Multi-Family Housing
              Revenue, 6.50%, 9/1/24,
              Callable 9/1/04 @ 102, FHA ...       1,255
   1,625    Minneapolis Community
              Development Agency,
              Multi-Family Housing Revenue,
              Riverside Homes Project,
              6.10%, 9/1/19, Callable 9/1/09
              @ 102 ........................       1,661
   2,950    Minneapolis, Mortgage Revenue,
              0.00%, 10/1/12, Callable
              10/1/05 @ 100 ................       1,504
   2,780    State Housing Finance Agency,
              Single Family Mortgage
              Revenue, Series A, 5.75%,
              7/1/18, Callable 7/1/09 @ 100
               .............................       2,903
                                              ----------
                                                   8,426
                                              ----------
Mississippi (1.0%):
   3,800    Higher Education Assistance
              Corp., Student Loan Revenue,
              Series B-3, AMT, 5.45%,
              3/1/10, GSL ..................       4,006
     615    Home Corp., Single Family
              Mortgage Revenue, Series A,
              6.90%, 6/1/24, Callable 6/1/04
              @ 105, GNMA ..................         656
     410    Home Corp., Single Family
              Mortgage Revenue, Access
              Program, Series F, AMT, 7.10%,
              12/1/10, Callable 12/1/04 @
              103, GNMA ....................         414
     935    Home Corp., Single Family
              Mortgage Revenue, Access
              Program, Series B, AMT, 7.90%,
              3/1/25, Callable 3/1/05 @ 106,
              GNMA .........................       1,008

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Mississippi, continued:
 $ 3,740    Home Corp., Single Family
              Mortgage Revenue, Access
              Program, Series F, AMT, 7.55%,
              12/1/27, Callable 12/1/06 @
              105, FNMA/GNMA ...............  $    4,094
     470    Home Corp., Single Family
              Mortgage Revenue, Series A,
              AMT, 5.25%, 6/1/30, Callable
              6/1/09 @ 102, GNMA/ FNMA .....         477
   2,290    State, Gaming Counties Highway
              Improvements, GO, Series A,
              5.50%, 7/1/08 ................       2,540
                                              ----------
                                                  13,195
                                              ----------
Missouri (1.7%):
   1,710    Kansas City, IDA, Multi-Family
              Housing Revenue, Village Green
              Apartments Project, AMT,
              6.25%, 4/1/30, Callable 4/1/08
              @ 102 ........................       1,556
   2,380    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Oak
              Crossing IDA, Series 11, AMT,
              5.75%, 11/1/34, Callable
              12/1/11 @ 100 ................       2,385
   3,200    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership,
              Lakewood, Series 6, AMT,
              5.75%, 11/1/34, Mandatory Put
              11/1/16 @ 100 ................       3,208
   5,000    St. Charles County, IDA,
              Multi-Family Housing Revenue,
              Vanderbilt Apartments, 5.00%,
              2/1/29, Callable 2/1/07 @
              101 ..........................       4,903
   3,000    St. Louis County Housing
              Authority, Multi-Family
              Housing Revenue, Oakmont
              Hathaway & Brighton, Series A,
              4.55%, 5/1/31, Callable 5/1/11
              @ 100, FNMA ..................       3,010
   1,460    State Housing Development,
              Single Family Mortgage
              Revenue, Series B, AMT, 6.15%,
              3/1/20, Callable 3/1/10 @ 100,
              GNMA/FNMA ....................       1,535

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       61
                                                                          Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Missouri, continued:
 $   955    State Housing Development,
              Single Family Mortgage
              Revenue, Series A, AMT, 7.20%,
              9/1/26, Callable 9/1/06 @ 105,
              GNMA/FNMA ....................  $    1,010
   2,295    State Housing Development,
              Single Family Mortgage
              Revenue, Series C-1, AMT,
              7.15%, 3/1/32, Callable 9/1/10
              @ 101, GNMA/FNMA .............       2,624
   2,000    University City, Multi-Family
              Housing Revenue, 7.38%,
              3/1/21 .......................       2,126
                                              ----------
                                                  22,357
                                              ----------
Montana (1.1%):
   7,400    Forsyth, PCR, Portland General
              Electric Co., Series A, 4.60%,
              5/1/33, Putable 5/1/03 @
              100 ..........................       6,597
   5,000    Forsyth, PCR, Portland General
              Electric Co., Series B, 4.75%,
              5/1/33, Putable 5/1/03 @
              100 ..........................       4,458
   1,975    Great Falls, Multi-Family
              Mortgage Revenue, Autumn Run
              Project, AMT, 4.90%, 1/1/38,
              Callable 1/1/05 @ 103, LOC:
              U.S. Bank Trust ..............       1,962
   1,640    State Board Housing, Single
              Family Housing Revenue, Series
              A-2, AMT, 6.05%, 12/1/12,
              Callable 12/1/06 @ 102,
              FHA/VA .......................       1,678
                                              ----------
                                                  14,695
                                              ----------
Nebraska (0.9%):
   2,200    American Public Energy Agency,
              Gas Supply Revenue, Public Gas
              Agency Project, Series C,
              4.00%, 9/1/08, AMBAC .........       2,238
   3,000    Lancaster County, IDR,
              Archer-Daniels-Midland Co.
              Project, 5.90%, 11/1/07,
              Callable 11/1/02 @ 100 .......       3,078
   3,215    State, Certificates of
              Participation, Nebraska
              Information System Project,
              4.20%, 7/1/07 ................       3,362
   3,290    State, Certificates of
              Participation, Nebraska
              Information System Project,
              4.40%, 7/1/08 ................       3,443
                                              ----------
                                                  12,121
                                              ----------

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Nevada (1.8%):
 $   995    Clark County Housing Finance
              Corp., Mortgage Revenue,
              Highland Village, 5.80%,
              2/1/15, Callable 2/1/03 @ 100,
              FHA ..........................  $      997
   3,005    Clark County Housing Finance
              Corp., Mortgage Revenue,
              Highland Village, 6.15%,
              2/1/24, Callable 2/1/03 @ 100,
              FHA ..........................       3,012
   1,645    Housing Division, Multi-Unit
              Housing, Citivista Project,
              Series A, AMT, 5.45%, 10/1/15,
              Callable 10/1/10 @ 100,
              FNMA .........................       1,706
     500    Housing Division, Single Family
              Mortgage Revenue, Sub-Series
              B-1, AMT, 6.00%, 4/1/10,
              Callable 4/1/07 @ 102 ........         528
     745    Housing Division, Single Family
              Mortgage Revenue, Sub-Series
              A-1, AMT, 5.20%, 4/1/11,
              Callable 4/1/08 @ 101.50 .....         777
     985    Housing Division, Single Family
              Mortgage Revenue, Series C,
              AMT, 6.60%, 4/1/14, Callable
              4/1/06 @ 102, FHA/VA .........       1,069
   1,960    Housing Division, Single Family
              Mortgage Revenue, Series A-2,
              AMT, 5.20%, 10/1/18, Callable
              4/1/09 @ 101, FHA ............       1,976
     270    Housing Division, Single Family
              Mortgage Revenue, Series B-2,
              AMT, 7.90%, 10/1/21, Callable
              8/19/02 @ 100, FHA/VA ........         270
   2,070    Las Vegas, Special Improvement
              District #707, Special
              Assessment, 5.40%, 6/1/14,
              Callable 6/1/08 @ 102, FSA ...       2,184
  10,000    Washoe County, Water Facilities
              Revenue, Sierra Pacific Power,
              AMT, 6.65%, 6/1/17, Callable
              12/1/02 @ 102, MBIA ..........      10,386
                                              ----------
                                                  22,905
                                              ----------
New Mexico (1.4%):
   1,000    Educational Assistance
              Foundation, Student Loan
              Program, Revenue, Sub-Series
              A-2, AMT, 6.20%, 11/1/08,
              Callable 11/1/06 @ 102,
              GSL ..........................       1,018

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       62
Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
New Mexico, continued:
 $   600    Educational Assistance
              Foundation, Student Loan
              Program, Revenue, Sub-Series
              A-2, AMT, 6.30%, 11/1/09,
              Callable 11/1/06 @ 102,
              GSL ..........................  $      611
     220    Hobbs, Single Family Mortgage
              Revenue, Refunding, 8.75%,
              7/1/11, Callable 7/1/02 @
              103 ..........................         227
     970    Mortgage Finance Authority,
              Single Family Mortgage
              Revenue, Series A-2, AMT,
              6.05%, 7/1/16, Callable 7/1/07
              @ 102, FNMA/GNMA/FHLMC .......       1,038
     585    Mortgage Finance Authority,
              Single Family Mortgage
              Revenue, Series A-2, 6.90%,
              7/1/24, Callable 7/1/02 @
              102 ..........................         596
     340    Mortgage Finance Authority,
              Single Family Mortgage
              Revenue, Series H, AMT, 6.45%,
              7/1/25, Callable 1/1/06 @ 102,
              GNMA/FNMA ....................         356
   2,680    Mortgage Finance Authority,
              Single Family Mortgage
              Revenue, Series A-2, AMT,
              6.00%, 1/1/29, Callable 1/1/08
              @ 102, FNMA/GNMA/FHLMC .......       2,858
   1,335    Mortgage Finance Authority,
              Single Family Mortgage
              Revenue, Series A-2, AMT,
              4.60%, 9/1/29, Callable 9/1/08
              @ 102, FNMA/GNMA .............       1,398
   2,410    Mortgage Finance Authority,
              Single Family Mortgage
              Revenue, Series E-2, AMT,
              6.80%, 3/1/31, Callable 9/1/09
              @ 102.50, GNMA/FNMA/FHLMC ....       2,702
   1,685    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Valencia
              Apartments, Series 2, AMT,
              5.85%, 5/1/34, Callable 6/1/11
              @ 100 ........................       1,688
   2,000    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Manzano Mesa Apartments,
              Series 2, 5.95%, 11/1/34,
              Callable 12/1/11 @ 100 .......       2,000

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
New Mexico, continued:
 $ 2,650    State Highway Commission,
              Highway Infrastructure
              Revenue, Senior Sub-Lien C,
              5.25%, 6/15/13, Callable
              6/15/12 @ 100 ................  $    2,862
                                              ----------
                                                  17,354
                                              ----------
New York (1.7%):
   3,345    Housing Corp., Revenue, 5.00%,
              11/1/13, Callable 11/1/03 @
              102 ..........................       3,414
   4,160    Munimae Trust, RHA Affordable
              Housing, Inc., Class A, 6.15%,
              11/1/39, Callable 4/1/08 @
              101 ..........................       4,183
   1,390    New York Counties Tobacco Trust
              II, Tobacco Settlement
              Revenue, 5.75%, 6/1/13,
              Callable 6/1/11 @ 101 ........       1,480
   1,830    New York, GO, Series A, 5.00%,
              11/1/05 ......................       1,948
   2,500    New York, GO, Series A, 5.25%,
              11/1/08 ......................       2,687
   1,000    New York, GO, Series E., 5.25%,
              8/1/08 .......................       1,072
   4,000    New York, GO, Series F, 5.25%,
              8/1/07 .......................       4,310
   2,000    State, GO, Series A, 5.25%,
              8/1/10, Callable 8/1/07 @
              101 ..........................       2,105
                                              ----------
                                                  21,199
                                              ----------
North Carolina (0.1%):
   1,000    Cumberland County, GO, 4.80%,
              3/1/07, FGIC .................       1,072
                                              ----------
North Dakota (0.1%):
   1,220    State Housing Finance Agency,
              Housing Finance Program
              Revenue, Series A, AMT, 6.00%,
              7/1/17, Callable 1/1/07 @
              102 ..........................       1,273
                                              ----------
Ohio (4.1%):
   6,000    Akron, Municipal Baseball
              Stadium, Certificates of
              Participation, 6.90%, 12/1/16,
              Callable 12/1/06 @ 102 .......       6,661
     825    Cleveland, Non-Tax Stadium
              Revenue, Series A, 0.00%,
              12/1/07, Callable 6/11/07 @
              97.36, AMBAC .................         608

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       63
                                                                          Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Ohio, continued:
 $   810    Cleveland, Non-Tax Stadium
              Revenue, Series B, 0.00%,
              12/1/08, Callable 6/11/07 @
              91.99, AMBAC .................  $      564
     820    Cleveland, Non-Tax Stadium
              Revenue, Series A, 0.00%,
              12/1/10, Callable 6/11/07 @
              82.13, AMBAC .................         509
     815    Cleveland, Non-Tax Stadium
              Revenue, Series B, 0.00%,
              12/1/11, Callable 6/11/07 @
              77.61, AMBAC .................         478
     820    Cleveland, Non-Tax Stadium
              Revenue, Series A, 0.00%,
              12/1/13, Callable 6/11/07 @
              69.29, AMBAC .................         429
     815    Cleveland, Non-Tax Stadium
              Revenue, Series B, 0.00%,
              12/1/14, Callable 6/11/07 @
              65.47, AMBAC .................         403
     820    Cleveland, Non-Tax Stadium
              Revenue, Series A, 0.00%,
              12/1/16, Callable 6/11/07 @
              58.45, AMBAC .................         362
     815    Cleveland, Non-Tax Stadium
              Revenue, Series B, 0.00%,
              12/1/17, Callable 6/11/07 @
              55.23, AMBAC .................         340
     820    Cleveland, Non-Tax Stadium
              Revenue, Series A, 0.00%,
              12/1/19, Callable 6/11/07 @
              49.31, AMBAC .................         305
     810    Cleveland, Non-Tax Stadium
              Revenue, Series B, 0.00%,
              12/1/20, Callable 6/11/07 @
              46.59, AMBAC .................         285
   1,445    Cleveland-Cuyahoga County Port
              Authority, Port Development
              Revenue, C & P Docks Project,
              Series 1, AMT, 6.00%, 3/1/07,
              ETM ..........................       1,567
   1,055    Cleveland-Cuyahoga County, Port
              Authority Revenue, Series A,
              6.20%, 11/15/22, Callable
              5/15/12 @ 102 ................       1,056
     710    Cuyahoga County, Port Authority
              Revenue, 6.25%, 5/15/16,
              Callable 5/15/15 @ 102 .......         693

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Ohio, continued:
 $ 1,000    Cuyahoga County, Multi-Family
              Housing Revenue, Longwood
              Project, 4.75%, 1/20/11,
              GNMA .........................  $    1,030
   2,470    Franklin County, Multi-Family
              Housing Revenue, Series B,
              6.40%, 11/1/35, Callable
              11/1/08 @ 102 (b) ............       2,141
   1,340    Housing Finance Agency, Mortgage
              Revenue, Series B, AMT, 4.65%,
              9/1/20, Callable 9/1/08 @ 101,
              GNMA .........................       1,373
   2,985    Housing Finance Agency, Mortgage
              Revenue, Series A-2, AMT,
              6.38%, 3/1/25, Callable 9/1/04
              @ 102, GNMA ..................       3,094
     430    Lucas County, Mortgage Revenue,
              Swan Creek Apartments Project,
              Series A, 5.35%, 12/20/10,
              GNMA .........................         437
   1,080    Lucas County, Mortgage Revenue,
              Swan Creek Apartments Project,
              Series A, 5.95%, 12/20/21,
              Callable 12/20/10 @ 102,
              GNMA .........................       1,128
   5,250    Mahoning Valley, District Water
              Revenue, 7.75%, 5/15/14,
              Callable 5/15/04 @ 102 .......       5,892
   2,500    Montgomery County, Health Care
              Facilities Revenue, Mary Scott
              Project, Series A, 6.55%,
              9/20/32, Callable 9/1/11 @
              101, GNMA ....................       2,713
   4,500    Montgomery County, Hospital
              Revenue, Kettering Medical
              Center, 5.63%, 4/1/16,
              Callable 4/1/06 @ 102,
              MBIA .........................       4,752
   2,535    Ohio Capital Corp., Housing
              Mortgage Revenue, Fish Creek
              Plaza, Series A, 6.00%,
              8/1/24, Callable 8/1/03 @
              100 ..........................       2,549
   2,430    State Mental Health, Capital
              Facilities, Series II-B,
              5.50%, 6/1/14, Callable 6/1/11
              @ 100 ........................       2,649
   1,000    State Mental Health, Capital
              Facilities, Series II-B,
              5.50%, 6/1/15, Callable 6/1/11
              @ 100 ........................       1,084

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       64
Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Ohio, continued:
 $ 1,000    State Mortgage, Revenue, 6.20%,
              8/1/17, Callable 8/1/06 @ 102,
              FHA ..........................  $    1,071
   2,000    State Turnpike Commission,
              Turnpike Revenue, Series B,
              5.50%, 2/15/13, FSA ..........       2,226
     500    Toledo Lucas County Port
              Authority, Revenue, Northwest
              Ohio Bond Fund, Series D, AMT,
              6.00%, 5/15/11 ...............         509
   1,030    Toledo Lucas County Port
              Authority, Development
              Revenue, Series C, 6.00%,
              5/15/11 ......................       1,062
   1,860    Toledo, Lucas County Port
              Authority, Development
              Revenue, Series A, AMT, 5.90%,
              5/15/10 ......................       1,948
   1,260    Toledo, Lucas County Port
              Authority, Development
              Revenue, Northwest Ohio Bond
              Funding, Series E, AMT, Series
              E, AMT, 6.10%, 11/15/10 ......       1,255
     910    Toledo, Lucas County Port
              Authority, Development
              Revenue, Northwest Ohio Bond
              Funding, Series F, AMT, Series
              F, AMT, 6.00%, 11/15/07 ......         947
                                              ----------
                                                  52,120
                                              ----------
Oklahoma (1.3%):
   2,025    Broken Arrow Public Golf
              Authorization, Recreational
              Facilities Revenue, 7.25%,
              8/1/20, Callable 8/1/05 @ 105,
              LOC: Radian ..................       2,270
   4,875    Canadian County Home Finance
              Authority, Single Family
              Mortgage Revenue, Series A,
              6.70%, 9/1/32, Callable 9/1/10
              @ 104, GNMA ..................       5,323
   1,518    Canadian County Partners Trust,
              5.10%, 8/1/23 ................       1,556
   1,000    Development Finance Authority,
              Oklahoma University, Revenue,
              Series A, 5.45%, 7/1/10,
              Callable 7/1/05 @ 101, FSA ...       1,084
   1,775    Housing Finance Agency, Single
              Family Mortgage Revenue,
              Homeownership Loan Program,
              Series A, 7.05%, 9/1/26,
              Callable 9/1/06 @ 105,
              GNMA .........................       1,917

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Oklahoma, continued:
 $ 1,760    Housing Finance Agency, Single
              Family Mortgage Revenue,
              Homeownership Loan Program,
              Series B-2, AMT, 7.63%,
              9/1/26, Callable 3/1/06 @
              105 ..........................  $    1,931
   3,000    Oklahoma County Independent
              School District #89, Oklahoma
              City, GO, 4.50%, 2/1/08,
              FGIC .........................       3,158
                                              ----------
                                                  17,239
                                              ----------
Oregon (1.9%):
   2,215    Clackamas County, School
              District #62, Oregon City, GO,
              Series C, 5.50%, 6/15/10 .....       2,474
   2,395    Clackamas County, School
              District #62, Oregon City, GO,
              Series C, 6.00%, 6/15/11,
              Callable 6/15/10 @ 100 .......       2,734
   3,520    Clackamas County, School
              District #62, Oregon City, GO,
              Series C, 6.00%, 6/15/12,
              Callable 6/15/10 @ 100 .......       3,995
   3,920    Clackamas County, School
              District #62, Oregon City, GO,
              Series C, 6.00%, 6/15/13,
              Callable 6/15/10 @ 100 .......       4,441
   3,470    Keizer Urban Renewal Agency,
              Revenue, North River Economic,
              Series A, 5.00%, 12/1/12 .....       3,696
   1,695    Lane County, School District #4,
              Eugene, GO, 5.25%, 7/1/13 ....       1,856
   2,170    Marion County, Housing
              Authority, Revenue, Elliott
              Residence, AMT, 7.50%,
              10/20/37, Callable 10/20/06 @
              105, GNMA ....................       2,411
   1,545    Portland Housing Authority,
              Multi-Family Housing Revenue,
              Berry Ridge Project, AMT,
              6.13%, 5/1/17, Callable 5/1/07
              @ 100, LOC: U.S. National Bank
              of Oregon ....................       1,585
   1,000    Portland Housing Authority,
              Multi-Family Housing Revenue,
              Berry Ridge Project, AMT,
              6.30%, 5/1/29, Callable 5/1/07
              @ 100, LOC: U.S. National Bank
              of Oregon ....................       1,025
                                              ----------
                                                  24,217
                                              ----------

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       65
                                                                          Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Pennsylvania (0.7%):
 $ 1,280    Housing Finance Agency, Single
              Family Mortgage Revenue,
              Series 47, AMT, 6.75%,
              10/1/08 ......................  $    1,459
   1,365    Housing Finance Agency, Single
              Family Mortgage Revenue,
              Series 47, AMT, 6.75%,
              10/1/09 ......................       1,562
   1,455    Housing Finance Agency, Single
              Family Mortgage Revenue,
              Series 47, AMT, 6.75%,
              10/1/10 ......................       1,668
   2,000    Philadelphia, IDR, International
              Educational & Community
              Project, Series A, 5.88%,
              6/1/22, Callable 6/1/12 @ 101,
              ACA ..........................       1,985
      95    Pittsburgh, Urban Redevelopment
              Authority, Multi-Family
              Housing Revenue, Sidney Square
              Project, Series A, AMT, 6.10%,
              9/1/10, Callable 9/1/06 @ 102,
              GNMA .........................         101
   2,450    Pittsburgh, Urban Redevelopment,
              Revenue, Series A, AMT, 5.15%,
              4/1/21, Callable 4/1/09 @
              100 ..........................       2,475
                                              ----------
                                                   9,250
                                              ----------
Puerto Rico (0.6%):
   1,500    Childrens Trust Fund, Tobacco
              Settlement Revenue, 6.00%,
              7/1/26, Callable 7/1/10 @
              100 ..........................       1,563
   5,000    Commonwealth Highway &
              Transportation Authority,
              Transportation Revenue, Series
              E, 5.50%, 7/1/13, FSA ........       5,627
                                              ----------
                                                   7,190
                                              ----------
Rhode Island (0.2%):
   2,630    Housing & Mortgage Finance
              Corp., Single Family Housing
              Revenue, Homeownership
              Opportunity, Series 21C, AMT,
              6.15%, 4/1/17, Callable
              10/1/06 @ 102 ................       2,690
                                              ----------
South Carolina (1.2%):
     610    Resource Authority, Local
              Government Program Revenue,
              Series A, 7.25%, 6/1/20,
              Callable 6/1/03 @ 100.50 .....         619

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
South Carolina, continued:
 $   500    State Housing Finance &
              Development Authority,
              Mortgage Revenue, Series B-1,
              5.10%, 7/1/08, FSA ...........  $      534
   1,765    State Housing Finance &
              Development Authority,
              Mortgage Revenue, Series B-1,
              5.20%, 1/1/09, FSA ...........       1,880
   1,925    State Housing Finance &
              Development Authority,
              Mortgage Revenue, Series B-1,
              5.20%, 7/1/09, FSA ...........       2,059
   1,670    State Housing Finance &
              Development Authority,
              Mortgage Revenue, Series B-1,
              5.30%, 1/1/10, Callable
              12/1/09 @ 100, FSA ...........       1,778
   2,130    State Housing Finance &
              Development Authority,
              Mortgage Revenue, Series B-1,
              5.30%, 7/1/10, Callable
              12/1/09 @ 100, FSA ...........       2,268
   1,895    State Housing Finance &
              Development Authority,
              Mortgage Revenue, Series A-1,
              6.00%, 7/1/15, Callable 6/1/10
              @ 100, FSA ...................       2,056
   4,000    York County, School District
              #003 Rockhill, GO, 5.00%,
              3/1/13, Callable 3/1/12 @
              100 ..........................       4,260
                                              ----------
                                                  15,454
                                              ----------
South Dakota (0.3%):
   1,550    Housing Development Authority,
              Homeownership Mortgage, Series
              D, 4.80%, 5/1/11 .............       1,609
   1,950    Housing Development Authority,
              Homeownership Mortgage, Series
              D, 4.90%, 5/1/12, Callable
              11/1/11 @ 100 ................       2,020
                                              ----------
                                                   3,629
                                              ----------
Tennessee (2.0%):
     910    Bristol, Industrial Development
              Board, Multi-Family Housing
              Revenue, Shelby Heights
              Apartments Project, Series 97,
              6.10%, 3/1/12, Callable 3/1/07
              @ 101 ........................         939

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       66
Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Tennessee, continued:
 $ 1,750    Housing Development Agency,
              Single Family Housing Revenue,
              Homeownership Program, Series
              3, AMT, 5.30%, 7/1/10,
              Callable 1/1/09 @ 101 ........  $    1,845
   3,425    Knox County Health Educational &
              Housing Board, Multi-Family
              Revenue, Eastowne Village
              Project, 4.90%, 6/1/31,
              Puttable 6/1/11 @ 100,
              FNMA .........................       3,557
     665    La Follette, Housing Development
              Corp., Multi-Family Housing
              Revenue, Refunding, Series A,
              6.25%, 1/1/16, Callable 7/1/05
              @ 102, MBIA ..................         692
     380    La Follette, Housing Development
              Corp., Multi-Family Housing
              Revenue, Refunding, Series A,
              6.38%, 1/1/20, Callable 7/1/05
              @ 102, MBIA ..................         397
   2,150    Memphis & Shelby County Airport
              Authority, Special Facilities
              Revenue, Federal Express
              Corp., 5.00%, 9/1/09 .........       2,214
   4,975    Memphis Health & Housing
              Facilities Board, Multi-Family
              Housing Revenue, Lemoyne
              Gardens Family Project, AMT,
              5.00%, 11/1/03, Callable
              1/1/03 @ 100 .................       5,043
   1,414    Memphis, Health, Educational &
              Housing, Multi-Family Housing
              Revenue, Refunding, 7.38%,
              1/20/27, Callable 1/20/03 @
              102, GNMA ....................       1,459
   2,000    Memphis-Shelby County, Airport
              Authority, Special Facilities
              Revenue, 5.05%, 9/1/12 .......       2,025
   1,600    Municipal Energy Acquisition
              Corp., Gas Revenue, 4.13%,
              3/1/09, FSA ..................       1,620
   2,750    Shelby County, Health,
              Educational & Housing Facility
              Board, Hospital Revenue,
              6.00%, 7/1/33, Callable 1/1/11
              @ 102 ........................       2,854
   1,025    Tennergy Corp., Gas Revenue,
              4.13%, 6/1/09, MBIA ..........       1,038
   2,000    Tennergy Corp., Gas Revenue,
              5.00%, 6/1/09, MBIA ..........       2,130
                                              ----------
                                                  25,813
                                              ----------

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Texas (7.9%):
 $ 4,375    Austin, GO, 5.00%, 9/1/12,
              Callable 9/1/11 @ 100 ........  $    4,658
  15,000    Brazos River, Harbor Navigation
              District, Revenue, Brazoria
              County Environmental
              Facilities, Dow Chemical Co.,
              Series A-1, AMT, 3.38%,
              5/15/33, Mandatory Put 5/15/03
              @ 100 ........................      15,014
   2,455    Central Texas Housing Finance
              Corp., Single Family Mortgage
              Revenue, Mortgage Program,
              AMT, 8.20%, 4/1/22, GNMA .....       2,678
   1,000    College Station Independent
              School District, GO, 5.00%,
              2/15/09 ......................       1,065
     135    Dallas County, Housing Finance
              Corp., Single Family Mortgage
              Revenue, 0.00%, 1/1/17,
              FGIC .........................          32
   4,000    El Paso, Independent School
              District, GO, 0.00%, 8/15/12,
              Callable 8/15/08 @ 80.49 .....       2,417
   1,035    Fort Worth, Housing Finance
              Corp., Home Mortgage Revenue,
              Refunding, Series A, 8.50%,
              10/1/11, Callable 10/1/02 @
              102 ..........................       1,067
   2,420    Galveston County, Housing
              Finance Corp., Single Family
              Mortgage Revenue, Series A,
              AMT, 6.20%, 12/1/32, Callable
              12/1/10 @ 104, GNMA/FNMA .....       2,602
     550    Galveston, Property Finance
              Authority, Single Family
              Mortgage Revenue, Refunding,
              Series A, 8.50%, 9/1/11,
              Callable 9/1/02 @ 102 ........         568
   4,885    Harris County, Hospital District
              Revenue, 5.75%, 2/15/11,
              Callable 8/15/10 @ 100,
              MBIA .........................       5,386
   3,345    Harris County, Sports Authority,
              Special Revenue, Series B,
              0.00%, 11/15/11, Callable
              11/15/08 @ 85.80 .............       2,139
   4,950    Harris County, Sports Authority,
              Special Revenue, Series B,
              0.00%, 11/15/14, Callable
              11/15/08 @ 72.72 .............       2,620

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       67
                                                                          Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Texas, continued:
 $ 5,000    Harris County, Sports Authority,
              Special Revenue, Series B,
              0.00%, 11/15/17, Callable
              11/15/08 @ 61.64, MBIA .......  $    2,202
   1,695    Houston Airport, System Revenue,
              Series A, AMT, 5.00%, 7/1/08,
              FGIC .........................       1,794
   9,270    Houston, GO, Certificates of
              Obligation, 0.00%, 9/1/10,
              Callable 3/1/02 @ 60.50 ......       5,734
     410    Houston, Housing Finance Corp.,
              Single Family Mortgage
              Revenue, Series B-1, 8.00%,
              6/1/14, Callable 12/1/06 @
              102 ..........................         436
   2,365    Houston, Housing Finance Corp.,
              Single Family Mortgage
              Revenue, Refunding, Series
              B-2, 0.00%, 6/1/14, Callable
              12/1/06 @ 58 .................         985
   1,195    Keller Higher Education
              Facilities Corp., Student
              Housing Revenue, Series A,
              4.25%, 6/1/08 ................       1,228
   1,880    Keller, Independent School
              District, Capital
              Appreciation, GO, 0.00%,
              8/15/09 ......................       1,408
   1,750    Keller, Independent School
              District, Capital
              Appreciation, GO, 0.00%,
              8/15/10 ......................       1,235
     245    Laredo, Housing Finance Corp.,
              Single Family Mortgage
              Revenue, AMT, 6.20%, 10/1/19,
              Callable 4/1/04 @ 103,
              FNMA/GNMA ....................         255
   2,000    Leander Independent School
              District, GO, 0.00%, 8/15/14,
              Callable 8/15/06 @ 65.29 .....       1,066
   6,955    Leander, Independent School
              District, GO, 0.00%, 8/15/15,
              Callable 8/15/09 @ 69.73,
              PSFG .........................       3,415
   6,955    Leander, Independent School
              District, GO, 0.00%, 8/15/16,
              Callable 8/15/09 @ 65.22,
              PSFG .........................       3,172
   2,480    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Bent
              Tree, Series 3, AMT, 6.00%,
              5/1/34, Mandatory Put 5/1/18 @
              100 ..........................       2,487
   2,480    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership,
              Silverton, Series 4, AMT,
              6.00%, 5/1/34, Mandatory Put
              5/1/18 @ 100 .................       2,487

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Texas, continued:
 $ 2,400    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Ranch
              View, Series 5, AMT, 6.00%,
              5/1/34, Mandatory Put 5/1/18 @
              100 ..........................  $    2,407
   2,030    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Park
              Row, Series 14, AMT, 5.75%,
              11/1/34, Mandatory Put 11/1/14
              @ 100 ........................       2,035
   2,540    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Millstone Apartments, Series
              7, 5.85%, 5/1/35, Callable
              6/1/12 @ 100 .................       2,540
   1,520    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Grand Reserve Apartments,
              Series 8, 5.95%, 11/1/35,
              Callable 12/1/12 @ 100 .......       1,520
   2,230    Ridge Park Developement Corp.,
              Multi-Family Housing Revenue,
              6.05%, 6/20/23, Callable
              12/20/11 @ 105, GNMA .........       2,422
   1,555    Southeast Housing Finance Corp.,
              Residual Revenue, Series A,
              0.00%, 11/1/14, Prerefunded
              5/1/05 @ 56.09, ETM ..........         805
   6,410    Southeast, Housing Finance
              Corp., Residual Revenue,
              Series A, 0.00%, 9/1/17,
              Callable 3/1/10 @ 68.57 ......       2,845
   3,425    State Affordable Housing Corp.,
              Single Family Mortgage
              Revenue, Series 02-1, AMT,
              4.00%, 3/1/32, Callable 3/1/12
              @ 105, GNMA/FNMA .............       3,827
      40    State Department Housing &
              Community Affairs,
              Multi-Family Housing Revenue,
              Harbors & Plumtree, Series A,
              5.90%, 7/1/06 ................          43

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       68
Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Texas, continued:
 $ 1,500    State Department Housing &
              Community Affairs,
              Multi-Family Housing Revenue,
              NHP Foundation -Asmara
              Project, Series A, 6.30%,
              1/1/16, Callable 1/1/07 @
              102 ..........................  $    1,551
     655    State Department Housing &
              Community Affairs, Single
              Family Housing Revenue,
              Refunding, Series A, 0.00%,
              3/1/15, Callable 9/1/04 @
              49.53 ........................         279
   8,000    State, GO, 6.20%, 9/30/11 ......       9,153
   1,400    Travis County Health Facilities
              Development Corp., Hospital
              Revenue, Daughters of Charity,
              Series B, 6.00%, 11/15/22,
              Callable 11/15/03 @ 102 ......       1,500
   1,945    Tyler, Health Facilities
              Development Corp., Hospital
              Revenue, East Texas Center,
              Series D, 5.38%, 11/1/27,
              Callable 2/16/09 @ 102,
              FSA ..........................       1,950
     145    Winter Garden, Housing Finance
              Corp., Single Family Mortgage
              Revenue, AMT, 6.20%, 10/1/19,
              Callable 4/1/04 @ 103,
              FNMA/GNMA ....................         146
                                              ----------
                                                 101,173
                                              ----------
Utah (0.8%):
   1,000    Intermountain Power Agency,
              Power Supply Revenue, Series
              B, 6.00%, 7/1/12, Callable
              7/1/02 @ 102 .................       1,021
   2,530    Intermountain Power Agency,
              Power Supply Revenue, Series
              B, 5.00%, 7/1/16, Callable
              7/1/02 @ 100, ETM ............       2,531
   2,415    Intermountain Power Agency,
              Power Supply Revenue, Series
              B, 5.00%, 7/1/16, Callable
              7/1/02 @ 100 .................       2,415
     605    State Housing Finance Agency,
              Single Family Mortgage
              Revenue, Series B-2, AMT,
              6.25%, 7/1/14, Callable 1/1/07
              @ 102, FHA/VA ................         647
   1,240    State Housing Finance Agency,
              Single Family Mortgage
              Revenue, Series F, 6.30%,
              7/1/21, Callable 7/1/09 @
              101.50 .......................       1,317

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Utah, continued:
 $ 1,870    Water Finance Agency, Pooled
              Loan Financing Program,
              Revenue, Series A, 5.25%,
              10/1/14, Callable 4/1/11 @
              100, AMBAC ...................  $    1,992
                                              ----------
                                                   9,923
                                              ----------
Vermont (0.1%):
     765    Housing Finance Agency, Single
              Family Housing Revenue, Series
              13A, 5.45%, 5/1/26, Callable
              11/1/09 @ 100, FSA ...........         799
                                              ----------
Virginia (0.4%):
   1,965    Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Woodward
              Gables IDA, Series 16, AMT,
              5.60%, 11/1/34, Callable
              12/1/11 @ 100 ................       1,969
   3,690    Suffolk, Redevelopment & Housing
              Authority, Multi-Family
              Housing Revenue, Oxford
              Apartments Project, 6.10%,
              4/1/26, Callable 10/1/08 @
              101 ..........................       3,396
                                              ----------
                                                   5,365
                                              ----------
Washington (4.8%):
   1,500    Bellevue Convention Center
              Authority, SO, Revenue, Series
              B, 0.00%, 12/1/19 ............         600
   2,000    Chelan Public Utilities,
              Revenue, Series D, AMT, 6.35%,
              7/1/28, Callable 7/1/07 @ 102,
              MBIA .........................       2,142
   2,000    Clark County, Public Utilities
              District #001, Electric
              Revenue, 5.00%, 1/1/06,
              AMBAC ........................       2,141
  10,675    Energy Northwest Electric,
              Revenue, 5.50%, 7/1/18,
              Callable 7/1/10 @ 100,
              MBIA .........................      11,577
   1,330    Grays Harbor County Public
              Utility #001, Electric
              Revenue, 5.00%, 1/1/08,
              AMBAC ........................       1,425
   2,000    King County, School District
              #411, Issaquah, GO, 6.25%,
              12/1/12, Callable 6/1/10 @
              100 ..........................       2,288
   1,500    King County, School District
              #411, Issaquah, GO, 6.25%,
              12/1/13, Callable 6/1/10 @
              100 ..........................       1,711

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       69
                                                                          Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Washington, continued:
 $ 1,650    Klickitat County, Public Utility
              District #001, Electric
              Revenue, Series B, 5.25%,
              12/1/13, Callable 12/1/11 @
              100, AMBAC ...................  $    1,771
   1,700    Quinault Indian Nation, Revenue,
              5.85%, 12/1/12, Callable
              12/1/02 @ 100, ACA ...........       1,701
   5,390    Quinault Indian Nation, Revenue,
              5.80%, 12/1/15, Callable
              12/1/09 @ 100, ACA ...........       5,589
   1,025    Spokane, Housing Authority,
              Multi-Family Housing Revenue,
              Valley 206 Apartments, Senior
              Lien A, 5.40%, 4/1/18,
              Callable 4/1/08 @ 100 ........         979
   2,050    Spokane, Housing Authority,
              Multi-Family Housing Revenue,
              Valley 206 Apartments, Senior
              Lien A, 5.63%, 4/1/28,
              Callable 4/1/08 @ 100 ........       1,940
   2,315    State Housing Finance Community,
              Multi-Family Housing Revenue,
              AMT, 7.00%, 1/1/26, Callable
              1/1/11 @ 105, GNMA ...........       2,587
   2,505    State Housing Finance Community,
              Single Family Housing Program,
              Series 2-A, AMT, 5.38%,
              12/1/18, Callable 6/1/08 @
              101, FNMA/GNMA ...............       2,531
   5,000    State Public Power Supply
              System, Nuclear Project #1,
              Revenue, 5.75%, 7/1/11,
              FSA ..........................       5,637
   2,500    State Public Power Supply
              System, Nuclear Project #2,
              Revenue, Series A, 5.00%,
              7/1/12, Callable 7/1/08 @
              102 ..........................       2,603
   4,000    State Public Power Supply
              System, Nuclear Project #2,
              Revenue, Series A, 6.30%,
              7/1/12 .......................       4,661
   2,750    State Public Power Supply
              System, Nuclear Project #2,
              Revenue Refunding, Series B,
              5.63%, 7/1/12, Callable 7/1/03
              @ 102, FSA ...................       2,917
   3,400    State Public Power Supply
              System, Nuclear Project #3,
              Revenue, Series A, 5.50%,
              7/1/07, Callable 7/1/06 @ 102,
              AMBAC ........................       3,738

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Washington, continued:
 $ 2,895    Tacoma Electric Systems,
              Revenue, 5.63%, 1/1/16,
              Callable 1/1/09 @ 101 ........  $    3,094
                                              ----------
                                                  61,632
                                              ----------
West Virginia (0.8%):
   1,630    Charleston, Community Parking
              Facilities Revenue, Sub-C,
              0.00%, 12/1/22 ...............         318
   1,665    Charleston, Community Parking
              Facilities Revenue, Sub-C,
              0.00%, 12/1/23 ...............         299
   2,000    Charleston, Community Parking
              Facilities Revenue, Sub-C,
              0.00%, 12/1/26 ...............         279
   2,010    Monongalia County, Series A,
              6.00%, 11/15/27, Callable
              11/15/02 @ 102 ...............       1,739
   2,730    State Housing Development Fund,
              Housing Finance Revenue,
              Series A, 6.95%, 11/1/16,
              Callable 5/1/03 @ 102 ........       2,820
   5,000    State Housing Development Fund,
              Housing Finance Revenue,
              Series D, 5.20%, 11/1/21,
              Callable 5/1/11 @ 100 ........       5,074
                                              ----------
                                                  10,529
                                              ----------
Wisconsin (1.8%):
   1,125    Appleton Waterworks, Revenue,
              4.00%, 1/1/08, FGIC ..........       1,148
  10,320    Badger Tobacco Asset
              Securitization Corp., 5.00%,
              6/1/08 .......................      10,457
   1,415    Housing & Economic Development
              Authority, Home Ownership
              Revenue, Series E, AMT, 5.75%,
              9/1/27, Callable 7/1/10 @
              100 ..........................       1,520
   1,250    Housing & Economic Development
              Authority, Homeownership
              Revenue, Series E, AMT, 6.00%,
              9/1/28, Callable 7/1/07 @
              102 ..........................       1,286
   5,000    Housing & Economic Development
              Authority, Single Family
              Housing Revenue,
              Homeownership, Series D,
              5.40%, 9/1/18, Callable 7/1/08
              @ 101 ........................       5,092
   1,000    Milwaukee County, GO, Series A,
              5.00%, 10/1/07 ...............       1,087

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       70
Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Municipal Bonds, continued:
Wisconsin, continued:
 $ 1,810    State, Clean Water Revenue,
              Series 1, 5.00%, 6/1/12,
              Callable 6/1/11 @ 100 ........  $    1,927
                                              ----------
                                                  22,517
                                              ----------
Wyoming (0.4%):
   5,000    Community Development Authority,
              Housing Revenue, Series 3,
              AMT, 5.15%, 6/1/20, Callable
              6/1/12 @ 100 .................       5,154
     500    Community Development Authority,
              Single Family Mortgage
              Revenue, Series E, 5.70%,
              6/1/13, Callable 12/1/03 @
              102, FHA .....................         517
                                              ----------
                                                   5,671
                                              ----------
  Total Municipal Bonds                        1,131,965
                                              ----------
Weekly Demand Notes (5.6%):
Arizona (0.5%):
   5,000    State, University Revenue,
              Series II-R-174, 8.41%,
              7/1/09, FSA* (b) .............       5,985
                                              ----------
Colorado (1.0%):
   4,990    Denver City & County, Airport
              Revenue, Series A, AMT, 8.92%,
              5/15/09, Callable 11/15/11 @
              100, FSA* ....................       5,646
   5,660    Douglas County, School District
              #1, Douglas & Elbert Counties,
              GO, 7.89%, 6/15/09* (b) ......       6,594
                                              ----------
                                                  12,240
                                              ----------
Florida (0.5%):
   5,205    Orange County Board,
              Certificates of Participation,
              Series-II-R-155, 8.41%,
              8/1/12* (b) ..................       6,217
                                              ----------
Georgia (0.5%):
   4,200    State, GO, 9.50%, 2/9/10,
              Callable 11/1/09 @ 102 (b) ...       5,261
   1,000    State, GO, 9.50%, 4/6/13,
              Callable 11/1/09 @ 102*
              (b) ..........................       1,220
                                              ----------
                                                   6,481
                                              ----------
New Jersey (1.1%):
   7,500    State Transportation Trust Fund
              Authority, Series II-R-149,
              8.71%, 6/15/07, AMBAC* .......       9,076
   2,500    State Turnpike Authority,
              Revenue, Series R-19, 9.91%,
              1/1/13, MBIA* (b) ............       3,274

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Weekly Demand Notes, continued:
New Jersey, continued:
 $ 2,500    State Turnpike Authority,
              Revenue, Series R-19, 9.91%,
              1/1/14, MBIA* (b) ............  $    3,288
                                              ----------
                                                  15,638
                                              ----------
Oregon (0.5%):
   5,410    Washington, Multinomah & Yamhill
              Counties, School District #1J,
              Series 171, GO, 8.42%, 6/1/14*
              (b) ..........................       6,077
                                              ----------
Puerto Rico (0.8%):
   3,460    Childrens Trust Fund, Tobacco
              Settlement Revenue, Series
              149, 9.41%, 7/1/08* (b) ......       3,985
   5,000    Municipal Finance Agency, GO,
              Series R-17, 9.40%, 8/1/12,
              Callable 8/1/09 @ 101* (b) ...       6,169
                                              ----------
                                                  10,154
                                              ----------
Texas (0.7%):
   7,500    Plano Independent School
              District, Drivers Series 178,
              8.40%, 2/15/12* (b) ..........       8,658
                                              ----------
  Total Weekly Demand Notes                       71,450
                                              ----------
Monthly Demand Notes (5.8%):
Arizona (1.7%):
   2,000    Coconin County, PCR, Arizona
              Public Service Co. Project,
              AMT, 4.00%, 4/1/34, Mandatory
              Put 4/7/03 @ 100, LOC: Bank
              One Arizona ..................       2,000
  19,440    Pima County, IDA, Single Family
              Mortgage Revenue, 1.75%,
              10/25/10* ....................      19,441
     100    Tuscon & Pima County, IDA,
              Single Family Mortgage
              Revenue, Series 1A, AMT,
              1.75%, 6/25/11* ..............         100
                                              ----------
                                                  21,541
                                              ----------
California (0.9%):
   8,000    Statewide Communities
              Development Authority,
              Revenue, Certificates of
              Participation, 1.83%, 11/1/15,
              Callable 11/1/03 @ 100* ......       8,000
   3,300    Statewide Communities
              Development Authority,
              Revenue, Certificates of
              Participation, 8.69%, 11/1/15,
              Callable 11/1/03 @ 104* ......       3,437
                                              ----------
                                                  11,437
                                              ----------

Continued

One Group Municipal Income Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       71
                                                                          Report

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Monthly Demand Notes, continued:
Hawaii (0.6%):
 $ 8,500    State Department Budget &
              Finance, Special Purpose,
              Mortgage Revenue, AMT, 6.66%,
              11/1/21, Callable 11/1/02 @
              101* .........................  $    8,229
                                              ----------
Maryland (0.2%):
   2,446    Prince Georges County Housing
              Authority, Single Family
              Mortgage Revenue, 1.75%,
              6/1/33* ......................       2,446
                                              ----------
New York (0.5%):
   6,200    New York, GO, 9.72%, 8/13/09,
              Callable 8/1/03 @ 103* .......       6,680
                                              ----------
Texas (1.4%):
     433    Collin County, Housing Finance
              Corp., Single Family Mortgage
              Revenue, 1.75%, 7/25/05* .....         433
     112    Denton County, Housing Finance
              Corp., Single Family Mortgage
              Revenue, 1.75%, 5/1/05* ......         112
     754    El Paso Housing Finance Corp.,
              Single Family Mortgage Revenue
              Series C, AMT, 1.66%,
              4/25/05* .....................         754

 Shares
   or
Principal
 Amount           Security Description          Value
---------   --------------------------------  ----------
Monthly Demand Notes, continued:
Texas, continued:
 $ 4,574    Garland, Housing Finance Corp.,
              Revenue, 1.73%, 6/24/05* .....  $    4,574
  11,795    Tarrant County, Revenue, 1.75%,
              6/24/05* .....................      11,795
                                              ----------
                                                  17,668
                                              ----------
Utah (0.5%):
   6,000    Intermountain Power Agency,
              Power Supply Revenue, Series
              B, 9.04%, 7/1/11, Callable
              7/1/02 @ 102* ................       6,367
                                              ----------
  Total Monthly Demand Notes                      74,368
                                              ----------
Investment Companies (1.7%):
     410    Blackrock Investment Quality
              Municipal Fund ...............       5,617
   7,735    Blackrock Provident
              Institutional Funds, Tax-Free
              Money Market .................       7,735
     537    Nuveen Premium Income Municipal
              Fund .........................       7,781
                                              ----------
  Total Investment Companies                      21,133
                                              ----------
Total (Cost $1,264,955)(a)                    $1,298,916
                                              ==========

------------
Percentages indicated are based on net assets of $1,280,293.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $38,658
                   Unrealized depreciation......................   (4,697)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $33,961
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2002.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       72
Report

One Group Arizona Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
(Amounts in thousands)

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
 Municipal Bonds (97.6%):
Arizona (97.6%):
 $1,175     Apache County, Public Finance
              Corp., Certificates of
              Participation, 5.25%, 5/1/04,
              Callable 5/1/03 @ 101.50 ........  $  1,189
    500     Apache County, Public Finance
              Corp., Certificates of
              Participation, 5.50%, 5/1/10,
              Callable 5/1/03 @ 101.50 ........       506
  1,000     Arizona State University, Revenue,
              6.90%, 7/1/04, Callable 7/1/02 @
              101, AMBAC ......................     1,036
  1,950     Arizona State University, Revenue,
              Series A, 5.85%, 7/1/08, Callable
              7/1/02 @ 101 ....................     1,970
    725     Casa Grande, Excise Tax Revenue,
              5.90%, 4/1/09, Callable 4/1/04 @
              100, FGIC .......................       769
  4,000     Central Arizona Water Conservation
              District, Contract Revenue,
              Central Arizona Project, Series
              A, 5.40%, 11/1/05 ...............     4,364
  3,000     Central Arizona Water Conservation
              District, Contract Revenue,
              Central Arizona Project, Series
              A, 5.40%, 11/1/06 ...............     3,312
  2,475     Central Arizona Water Conservation
              District, Contract Revenue,
              Central Arizona Project, 4.75%,
              11/1/07, Callable 5/1/04 @ 102,
              MBIA ............................     2,591
  5,000     Chandler, Capital Appreciation, GO,
              0.00%, 7/1/07, FGIC .............     4,204
  1,000     Chandler, GO, 4.75%, 7/1/11, FSA ..     1,060
  2,400     Coconino County, Arizona Unified
              School District #001, Flagstaff,
              GO, 5.50%, 7/1/08, Callable
              7/1/05 @ 101, AMBAC .............     2,610
  1,000     Gilbert, Improvement District #011,
              Special Assessment, 7.60%,
              1/1/04, Callable 7/1/02 @ 101,
              FGIC ............................     1,030
  1,000     Gilbert, Public Facilities
              Municipal Property Corp.,
              Revenue, 4.90%, 7/1/20, Callable
              7/1/12 @ 100, AMBAC .............     1,004
  2,900     Glendale Unified School District
              #205, GO, Projects of 1993,
              Series B, 5.45%, 7/1/09,
              Prerefunded 7/1/05 @ 101,
              FGIC ............................     3,174
  1,235     Greater Arizona Development
              Authority, Infrastructure
              Revenue, Series A, 5.60%, 8/1/17,
              MBIA ............................     1,327

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Arizona, continued:
 $  500     Greenlee County, IDA, Pollution
              Control Revenue, Phelps Dodge
              Corp. Project, 5.45%, 6/1/09,
              Callable 6/1/04 @ 102 ...........  $    480
  1,330     Health Facilities Authority,
              Hospital Systems Revenue, Phoenix
              Childrens Hospital, Series A,
              6.25%, 2/15/21, Callable 2/15/12
              @ 101 ...........................     1,384
  1,000     Maricopa County School District
              #69, Paradise Valley, GO, Series
              A, 5.25%, 7/1/14, FGIC ..........     1,091
    500     Maricopa County, IDA, Hospital
              Facility Revenue, St. Joseph's
              Hospital & Medical Centers
              Project, 6.20%, 11/1/11, ETM ....       504
  1,500     Maricopa County, IDA, Revenue,
              6.38%, 6/1/30, Callable 6/1/07 @
              102, ACA ........................     1,564
  2,950     Maricopa County, IDA, Single Family
              Mortgage Revenue, Capital
              Appreciation, Series 83A, 0.00%,
              12/31/14, ETM ...................     1,652
  1,000     Maricopa County, School District
              #001, Phoenix Elementary, GO,
              5.50%, 7/1/10, Callable 7/1/07 @
              101, MBIA .......................     1,085
  1,000     Maricopa County, School District
              #003, Tempe Elementary, Project
              of 1997, Series E, GO, 5.40%,
              7/1/13, FGIC ....................     1,083
  1,500     Maricopa County, School District
              #011, GO, 4.75%, 7/1/14, Callable
              7/1/11 @ 100, FGIC ..............     1,546
  1,720     Maricopa County, School District
              #011, Peoria, Projects of 1996,
              Series D, GO, 5.25%, 7/1/13,
              Callable 7/1/09 @ 101, FGIC .....     1,844
  2,000     Maricopa County, School District
              #028, Kyrene Elementary, Capital
              Appreciation, Series C, GO,
              0.00%, 1/1/11, FGIC .............     1,379
  1,015     Maricopa County, School District
              #038, Madison Elementary, GO,
              5.30%, 7/1/08, Callable 7/1/03 @
              101, AMBAC ......................     1,059

Continued

One Group Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       73
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Arizona, continued:
 $1,215     Maricopa County, School District
              #038, Madison Elementary, GO,
              5.80%, 7/1/15, Prerefunded 7/1/06
              @ 101, MBIA .....................  $  1,363
  3,100     Maricopa County, School District
              #069, Paradise Valley, GO, 5.80%,
              7/1/09, AMBAC ...................     3,497
  1,000     Maricopa County, School District
              #069, Paradise Valley, GO, 6.35%,
              7/1/10, MBIA ....................     1,170
  2,000     Maricopa County, School District
              #210 (Phoenix Union), Project of
              1995, Series B, GO, 5.38%,
              7/1/13 ..........................     2,211
  2,000     Mesa, GO, 5.75%, 7/1/14,
              Prerefunded 7/1/09 @ 100, FGIC ..     2,264
  3,000     Mesa, IDA, Revenue, Series A,
              5.63%, 1/1/29, MBIA .............     3,113
  2,250     Mesa, Street and Highway Revenue,
              Series A, 5.30%, 7/1/17, FSA ....     2,349
  2,000     Mesa, Utility System Revenue,
              5.38%, 7/1/12, Prerefunded 7/1/05
              @ 101, FGIC .....................     2,185
  1,000     Mesa, Utility System Revenue,
              5.38%, 7/1/15, Prerefunded 7/1/07
              @ 101, FGIC .....................     1,114
  1,000     Mesa, Utility System Revenue,
              5.25%, 7/1/17, FGIC .............     1,079
  1,205     Mohave County, Elementary School
              District #016, GO, 5.25%, 7/1/09,
              Callable 7/1/07 @ 100, MBIA .....     1,293
  1,200     Mohave County, School District
              #001, Lake Havasu, GO, 5.20%,
              7/1/09, Callable 7/1/03 @ 101,
              AMBAC ...........................     1,248
  2,050     Navajo County, School District
              #010, Series A, GO, 5.13%,
              7/1/12, Callable 7/1/07 @ 101,
              FGIC ............................     2,149
  1,000     Oro Valley Municipal Property
              Corp., Municipal Water System
              Revenue, Canada Hills, 5.45%,
              7/1/14, Callable 7/1/08 @ 101,
              MBIA ............................     1,070
    850     Peoria, GO, 5.40%, 4/1/14, FGIC ...       907
  1,000     Peoria, GO, 5.00%, 4/1/20, Callable
              4/1/09 @ 100, FGIC ..............     1,007
  2,500     Phoenix, Civic Improvement Corp.,
              Water System Revenue, 5.25%,
              7/1/18, Callable 7/1/11 @ 100,
              FGIC ............................     2,607
  1,500     Phoenix, Civic Improvement Corp.,
              Water System Revenue, 5.50%,
              7/1/20, FGIC ....................     1,591

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Arizona, continued:
 $2,000     Phoenix, Civic Improvement Corp.,
              Excise Tax Revenue, Airport
              Improvements, Series B, 6.00%,
              7/1/08, Callable 7/1/04 @ 102 ...  $  2,183
  1,250     Phoenix, Civic Improvement Corp.,
              Wastewater Systems Revenue,
              5.50%, 7/1/21, FGIC .............     1,353
  1,000     Phoenix, GO, Series A, 5.40%,
              7/1/07 ..........................     1,105
  2,450     Phoenix, GO, 6.38%, 7/1/13,
              Callable 7/1/02 @ 102 ...........     2,500
  2,300     Phoenix, GO, 5.38%, 7/1/25 ........     2,348
    930     Phoenix, IDA, Single Family
              Mortgage Revenue, Series A, AMT,
              5.35%, 6/1/20, Callable 12/1/07 @
              101.50, GNMA/FNMA/ FHLMC ........       939
  2,000     Phoenix, Street & Highway User
              Revenue, 6.50%, 7/1/09, ETM .....     2,300
  2,500     Phoenix, Street & Highway User
              Revenue, Capital Appreciation,
              Series A, 0.00%, 7/1/12, FGIC ...     1,596
    555     Pima County, GO, 6.20%, 7/1/08,
              Callable 7/1/02 @ 101 ...........       561
  1,500     Pima County, IDA, Health Partners,
              Revenue, Series A, 5.30%, 4/1/07,
              MBIA ............................     1,636
    730     Pima County, IDA, Single Family
              Mortgage Revenue, Series A,
              6.40%, 8/1/11, Callable 8/1/05 @
              102 .............................       755
     95     Pima County, IDA, Single Family
              Mortgage Revenue, Series A,
              7.63%, 2/1/12, Callable 2/1/03 @
              100, FHA ........................        96
    745     Pima County, IDA, Single Family
              Mortgage Revenue, Series B, AMT,
              6.95%, 11/1/23, Callable 5/1/07 @
              103.38, GNMA/ FNMA/FHLMC ........       821
  2,000     Pima County, Unified School
              District #001, Tucson, GO, 5.38%,
              7/1/09, FGIC ....................     2,219
  1,000     Pima County, Unified School
              District #001, Tucson, GO, 5.88%,
              7/1/14, FGIC ....................     1,066

Continued

One Group Arizona Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       74
Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Arizona, continued:
 $1,050     Pima County, Unified School
              District #10, GO, Project of
              1994, 5.10%, 7/1/11, Callable
              7/1/09 @ 100, FGIC ..............  $  1,122
    680     Salt River Project, Agricultural
              and Power District, Revenue,
              5.50%, 1/1/19, Prerefunded 1/1/03
              @ 100 ...........................       694
    575     Salt River Project, Agricultural
              and Power District, Revenue,
              5.50%, 1/1/19 ...................       577
  2,015     Salt River Project, Agriculture
              Improvement & Power District,
              Electric Systems Revenue, Series
              A, 6.00%, 1/1/07 ................     2,256
    370     Salt River Project, Agriculture
              Improvement & Power District,
              Electric Systems Revenue, Series
              D, 6.00%, 1/1/13, Callable 1/1/03
              @ 101 ...........................       379
  3,815     Santa Cruz County, IDA, Citizens
              Utility Co., Revenue, 4.75%,
              8/1/20, Putable 8/1/07 @ 100 ....     3,622
  4,000     School Facilities Board Revenue,
              5.00%, 7/1/18, Callable 7/1/11 @
              100 .............................     4,088
  1,000     Scottsdale, GO, 5.25%, 7/1/06 .....     1,094
  2,000     Scottsdale, GO, 5.25%, 7/1/18,
              Callable 7/1/11 @ 101 ...........     2,109
  2,845     Scottsdale, GO, 5.00%, 7/1/20 .....     2,877
  2,500     Scottsdale, IDA, Hospital Revenue,
              Scottsdale Memorial Hospitals,
              Series A, 6.13%, 9/1/17, Callable
              9/1/07 @ 102, AMBAC .............     2,737
  1,000     Scottsdale, Municipal Property
              Corp., Lease Revenue, 6.38%,
              5/1/05, Prerefunded 11/1/02 @
              100 .............................     1,016
  2,000     Scottsdale, Preservation, GO,
              5.75%, 7/1/18, Prerefunded 7/1/09
              @ 100 ...........................     2,264
  1,065     Scottsdale, Street & Highway User
              Revenue, 5.50%, 7/1/07 ..........     1,180
  1,000     Sedona, Wastewater Excise Tax
              Revenue, Capital Appreciation,
              0.00%, 7/1/21, MBIA .............       370
  2,000     Sedona, Wastewater Excise Tax
              Revenue, Capital Appreciation,
              0.00%, 7/1/23, MBIA .............       652
  1,000     Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical
              Center, Series A, 5.13%, 12/1/07,
              ACA .............................     1,060
  1,000     Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical
              Center, Series A, 5.50%, 12/1/17,
              Callable 12/1/07 @ 100, ACA .....     1,013

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Arizona, continued:
 $  640     State Municipal Financing Program,
              Certificates of Participation,
              Series 27, 7.00%, 8/1/04,
              Callable 8/01/02 @ 100, BIG .....  $    643
  1,000     State Municipal Financing Program,
              Certificates of Participation,
              Series 20, 7.70%, 8/1/10, BIG ...     1,232
  2,035     State Power Authority, Resource
              Revenue, Hoover Uprating Project,
              5.40%, 10/1/07, Prerefunded
              10/1/03 @ 102, MBIA .............     2,162
  2,500     State Power Authority, Resource
              Revenue, Hoover Uprating Project,
              5.25%, 10/1/17 ..................     2,684
  1,000     State Transportation Board, Highway
              Revenue, 5.25%, 7/1/07, Callable
              7/1/03 @ 102 ....................     1,051
    500     State Transportation Board, Highway
              Revenue, 6.00%, 7/1/10, Callable
              7/1/09 @ 100 ....................       565
  2,000     State Transportation Board, Highway
              Revenue, 5.25%, 7/1/16, Callable
              7/1/11 @ 100 ....................     2,117
  2,000     State Transportation Board, Highway
              Revenue, Series A, 5.25%, 7/1/17,
              Callable 7/1/12 @102 ............     2,133
  1,030     Student Loan Acquisition Authority,
              Revenue, Series A-1, AMT, 5.40%,
              5/1/10, Callable 11/1/09 @ 102,
              GSL .............................     1,105
  1,000     Student Loan Acquisition Authority,
              Revenue, Series A-1, AMT, 5.88%,
              5/1/18, Callable 11/1/09 @ 102,
              GSL .............................     1,054
  2,500     Surprise Municipal Property Corp.,
              Revenue, 5.70%, 7/1/20, Callable
              7/1/09 @ 101, FGIC ..............     2,672
    870     Tempe, Excise Tax Revenue, Series
              A, 5.63%, 7/1/20, Callable 7/1/09
              @ 100 ...........................       917
  3,000     Tempe, Unified School District
              #213, Project of 1998, Series B,
              GO, 5.13%, 7/1/14, Callable
              7/1/09 @ 101, FGIC ..............     3,180
  1,725     Tucson, Street & Highway User
              Revenue, Series 94-E, 5.50%,
              7/1/15, Callable 7/1/10 @ 100,
              FGIC ............................     1,865

Continued

One Group Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       75
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Arizona, continued:
 $  700     University Foundation, Certificates
              of Participation, Series 8,
              4.90%, 8/1/09, MBIA .............  $    754
  1,700     University of Arizona, Certificates
              of Participation, Series A,
              5.50%, 6/1/17, Callable 6/1/12 @
              100 .............................     1,828
  2,000     Water Infrastructure Finance
              Authority, Water Quality Revenue,
              Series A, 5.75%, 10/1/11,
              Callable 10/1/09 @ 101 ..........     2,238
  1,110     Water Infrastructure Finance
              Authority, Water Quality Revenue,
              Series A, 5.63%, 10/1/14,
              Callable 10/1/09 @ 101 ..........     1,215
  1,000     Water Infrastructure Finance
              Authority, Water Quality Revenue,
              Series A, 5.38%, 10/1/15,
              Callable 10/1/09 @ 101 ..........     1,071
  1,600     Water Infrastructure Finance
              Authority, Water Quality Revenue,
              Series A, 5.50%, 10/1/16,
              Callable 10/1/09 @ 101 ..........     1,718
  1,500     Water Infrastructure Finance
              Authority, Water Quality Revenue,
              Series A, 5.38%, 10/1/18,
              Callable 10/1/11 @ 100 ..........     1,583

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Arizona, continued:
 $1,100     Yavapai County, IDA, Hospital
              Facility Revenue, Yavapai
              Regional Medical Center, Series
              A, 5.13%, 12/1/13, Callable
              6/1/07 @ 102, FSA ...............  $  1,154
  1,305     Yuma County, GO, Elementary School
              District #1, 5.25%, 7/1/10,
              Callable 7/1/07 @ 101, MBIA .....     1,398
  3,000     Yuma County, IDA, Multi-Family
              Revenue, Series A, AMT, 6.10%,
              9/20/34, Callable 9/20/09 @ 106,
              GNMA ............................     3,196
  1,000     Yuma County, IDA, Hospital Revenue,
              Refunding, Yuma Regional Medical
              Center, 5.50%, 8/1/09, Callable
              8/1/07 @ 102, MBIA ..............     1,096
                                                 --------
                                                  168,253
                                                 --------
  Total Municipal Bonds                           168,253
                                                 --------
Investment Companies (0.2%):
    318     Blackrock Provident Institutional
              Funds, Tax-Free Money Market ....       318
                                                 --------
  Total Investment Companies                          318
                                                 --------
Total (Cost $159,158)(a)                         $168,571
                                                 ========

------------
Percentages indicated are based on net assets of $172,363.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $9,599
                   Unrealized depreciation......................    (186)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $9,413
                                                                  ======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       76
Report

One Group Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
(Amounts in thousands)

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
 Municipal Bonds (98.3%):
Arizona (0.4%):
 $1,000     Tucson & Pima County, Single Family
              Mortgage Revenue, 0.00%, 12/1/14,
              ETM .............................  $    556
                                                 --------
California (2.0%):
  1,990     San Marcos, Public Facilities
              Authority, Revenue, 0.00%,
              3/1/14, ETM .....................     1,167
  1,715     San Marcos, Public Facilities
              Authority, Revenue, 0.00%,
              1/1/19, ETM .....................       737
  2,850     San Marcos, Public Facilities
              Authority, Revenue, 0.00%,
              9/1/19, ETM .....................     1,183
                                                 --------
                                                    3,087
                                                 --------
Colorado (0.9%):
  2,600     El Paso County, Single Family
              Mortgage Revenue, 0.00%, 9/1/15,
              ETM .............................     1,385
                                                 --------
Kansas (0.9%):
  1,600     Kansas City, Single Family Mortgage
              Revenue, Series 83A, 0.00%,
              12/1/14, ETM ....................       894
  1,000     Saline County, Single Family
              Mortgage Revenue, Series 83A,
              0.00%, 12/1/15, ETM .............       526
                                                 --------
                                                    1,420
                                                 --------
Kentucky (88.7%):
  1,500     Berea College, Utility Revenue,
              AMT, 5.90%, 6/1/17, Callable
              6/1/07 @ 102 ....................     1,598
  1,205     Boone & Florence Counties, Water
              Supply System Revenue, 4.00%,
              12/1/08, FGIC ...................     1,240
    200     Boone County, Certificates of
              Participation, Public Golf,
              6.35%, 11/15/02 .................       204
    200     Boone County, Certificates of
              Participation, Public Golf,
              6.40%, 11/15/03, Callable
              11/15/02 @ 102 ..................       208
  1,000     Boone County, Public Property
              Corp., Revenue, Judicial
              Facility, 5.00%, 9/1/19, Callable
              9/1/12 @ 101 ....................     1,012
  1,740     Boone County, School District
              Finance Corp., School Building
              Revenue, 5.38%, 8/1/17, Callable
              8/1/10 @ 101 ....................     1,842
  1,000     Boone County, School District
              Finance Corp., School Building
              Revenue, 5.38%, 8/1/20, Callable
              8/1/10 @ 101 ....................     1,041
  1,010     Bowling Green, GO, 5.25%, 6/1/13,
              Callable 6/1/10 @ 101 ...........     1,087

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Kentucky, continued:
 $  105     Campbell & Kenton Counties,
              Sanitation District #1,
              Sanitation District Revenue,
              6.38%, 8/1/03, ETM ..............  $    108
    330     Campbell & Kenton Counties,
              Sanitation District #1,
              Sanitation District Revenue,
              7.13%, 8/1/05, ETM ..............       338
  1,000     Campbell & Kenton Counties,
              Sanitation District #1,
              Sanitation District Revenue,
              Series A, 5.00%, 8/1/17, Callable
              8/1/11 @ 101, FSA ...............     1,027
  1,225     Christian County, Lease Revenue,
              5.10%, 8/1/13, Callable 11/1/10 @
              101 .............................     1,307
  1,000     Common General Fund, Revenue,
              Project Notes, First Series,
              5.00%, 2/1/06, MBIA .............     1,074
  1,000     Common General Fund, Revenue,
              Project Notes, First Series,
              5.00%, 2/1/06 ...................     1,071
  4,500     Development Finance Authority,
              Hospital Revenue, Elizabeth
              Medical Center, Series A, 6.00%,
              11/1/10, Callable 11/1/02 @ 100,
              FGIC ............................     4,516
  1,100     Economic Development Finance
              Authority, Catholic Health
              Initiatives Revenue, 4.25%,
              9/1/09 ..........................     1,107
    425     Economic Development Finance
              Authority, Catholic Health
              Initiatives Revenue, 5.38%,
              12/1/11, Callable 6/1/08 @
              101 .............................       450
  1,645     Fayette County, School Building
              Revenue, 5.50%, 6/1/19, Callable
              6/1/10 @ 101 ....................     1,738
  1,255     Fayette County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.35%, 1/1/13,
              Callable 1/1/07 @ 102 ...........     1,331
  1,200     Fayette County, School District
              Finance Corp., School Building
              Revenue, 5.25%, 9/1/13, Callable
              9/15/09 @ 101 ...................     1,285
  2,000     Fayette County, School District
              Finance Corp., School Building
              Revenue, 5.38%, 9/1/17, Callable
              9/15/09 @ 101 ...................     2,108
  1,000     Fayette County, School District
              Finance Corp., School Building
              Revenue, 5.50%, 9/1/18, Callable
              9/15/09 @ 101 ...................     1,059

Continued

One Group Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       77
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Kentucky, continued:
 $1,500     Greater Kentucky Housing Assistance
              Corp., Multi-Family Housing
              Revenue, Series A, 5.90%, 2/1/14,
              Callable 2/1/03 @ 100, FHA ......  $  1,511
  1,505     Hardin County, School District
              Finance Corp., School District
              Revenue, 5.50%, 2/1/14, Callable
              2/1/10 @ 101 ....................     1,631
    960     Hardin County, School District
              Finance Corp., School Building
              Revenue, 5.50%, 2/1/15, Callable
              2/1/10 @ 101 ....................     1,035
    200     Hardin County, Water District #1,
              Waterworks Revenue, 6.70%,
              9/1/05 ..........................       206
     30     Henderson, Electric Light & Power
              Revenue, 5.70%, 3/1/03 ..........        30
  1,500     Higher Education Student Loan
              Corp., Insured Student Loan
              Revenue, Series C, AMT, 5.45%,
              6/1/03, GSL .....................     1,544
  1,705     Higher Education Student Loan
              Corp., Insured Student Loan
              Revenue, Series D, AMT, 7.00%,
              12/1/06, Callable 12/1/02 @ 101,
              GSL .............................     1,745
    500     Housing Corp., Revenue, Series A,
              5.40%, 1/1/05, Callable 7/1/03 @
              102, FHA/VA .....................       522
    500     Housing Corp., Revenue, Series A,
              5.50%, 1/1/06, Callable 7/1/03 @
              102, FHA/VA .....................       521
    500     Housing Corp., Revenue, Series A,
              5.60%, 1/1/07, Callable 7/1/03 @
              102, FHA/VA .....................       520
    275     Housing Corp., Revenue, Series B,
              6.20%, 7/1/03, Callable 7/1/02 @
              102, FHA/VA .....................       281
  1,745     Housing Corp., Revenue, Series D,
              5.80%, 7/1/13, Callable 7/1/06 @
              102, FHA/VA .....................     1,853
  1,780     Infrastructure Authority, Revenue,
              Series A, 4.50%, 6/1/05 .........     1,878
    410     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              5.25%, 8/1/04, Callable 8/1/03 @
              102 .............................       432
    500     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              5.40%, 8/1/06, Callable 8/1/03 @
              102 .............................       522

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Kentucky, continued:
 $   80     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              6.00%, 8/1/11, Callable 8/1/02 @
              100 .............................  $     80
    500     Infrastructure Authority, Revenue,
              Governmental Agencies Program,
              5.75%, 8/1/13, Callable 8/1/03 @
              102 .............................       520
    725     Jefferson County, Capital Projects
              Revenue, Series A, 6.10%,
              8/15/07, Callable 2/15/03 @
              102 .............................       759
  1,000     Jefferson County, Capital Projects
              Revenue, Series A, 5.50%, 4/1/10,
              Callable 4/1/06 @ 102, AMBAC ....     1,071
  1,000     Jefferson County, Capital Projects
              Revenue, Series A, 5.50%, 4/1/11,
              Callable 4/1/06 @ 102, AMBAC ....     1,068
    500     Jefferson County, Capital Projects,
              First Mortgage Revenue, 6.38%,
              12/1/07, ETM ....................       503
  1,825     Jefferson County, GO, Capital
              Appreciation, Series B, 0.00%,
              8/15/06, FSA ....................     1,606
  1,000     Jefferson County, Health Facilities
              Revenue, Jewish Hospital
              Healthcare Services, Inc., 6.10%,
              5/1/03, AMBAC ...................     1,038
    300     Jefferson County, Health Facilities
              Revenue, Jewish Hospital
              Healthcare Services, Inc., 6.20%,
              5/1/04, AMBAC ...................       317
    500     Jefferson County, Health Facilities
              Revenue, Jewish Hospital
              Healthcare Services, Inc., 6.38%,
              5/1/08, AMBAC ...................       529
    930     Jefferson County, Health Facilities
              Revenue, Jewish Hospital
              Healthcare Services, Inc., 5.65%,
              1/1/10, Callable 1/1/07 @ 102 ...       990
  1,325     Jefferson County, Hospital Revenue,
              Series C, 6.20%, 10/1/04,
              Callable 10/1/02 @ 102, MBIA ....     1,366
    675     Jefferson County, Hospital Revenue,
              Series C, 6.20%, 10/1/04,
              Prerefunded 10/1/02 @ 102,
              MBIA ............................       697
  1,110     Jefferson County, Revenue,
              Louisville Medical Center, 3.50%,
              5/1/04 ..........................     1,127

Continued

One Group Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       78
Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Kentucky, continued:
 $  400     Jefferson County, Revenue,
              Louisville Medical Center, 5.00%,
              5/1/08 ..........................  $    418
  1,000     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.25%, 7/1/13,
              Callable 1/1/10 @ 101 ...........     1,073
  1,490     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.25%, 7/1/14,
              Callable 1/1/10 @ 101, FSA ......     1,589
    540     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series B, 6.00%, 1/1/04,
              Callable 7/1/02 @102, MBIA ......       551
    460     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series B, 6.00%, 1/1/04,
              Prerefunded 7/1/02 @ 102, MBIA ..       469
  1,000     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series B, 5.25%, 6/1/17,
              Callable 7/1/09 @ 101, FSA ......     1,045
  1,000     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.00%, 4/1/18,
              Callable 4/1/11 @ 101, FSA ......     1,020
  1,320     Jefferson County, School District
              Finance Corp., School Building
              Revenue, 5.25%, 1/1/19, Callable
              7/1/09 @ 101, FSA ...............     1,363
  1,430     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.25%, 7/1/07,
              Callable 7/1/05 @ 102, MBIA .....     1,542
  2,315     Junction City, College Revenue,
              Centre College Project, 5.70%,
              4/1/12, Callable 4/1/07 @ 102 ...     2,481
  1,000     Kenton County, Airport Revenue,
              International, Series AR-A, AMT,
              5.00%, 3/1/07, MBIA .............     1,062
    500     Kenton County, Airport Revenue,
              International, Series B, AMT,
              5.75%, 3/1/07, Callable 3/1/03 @
              102, FSA ........................       517
  1,000     Kenton County, Airport Revenue,
              International, Series AR-A, AMT,
              5.00%, 3/1/08, MBIA .............     1,057

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Kentucky, continued:
 $  500     Kenton County, Airport Revenue,
              International, Series B, AMT,
              5.75%, 3/1/08, Callable 3/1/03 @
              102, FSA ........................  $    516
  1,120     Lexington-Fayette, Urban County
              Government, Series D, GO, 5.00%,
              12/1/09 .........................     1,218
    100     Lexington-Fayette, Urban County
              Government, EDR, 7.54%,
              12/1/03 .........................       103
    935     Lexington-Fayette, Urban County
              Government, Governmental Project
              Revenue, University of Kentucky
              Alumni Association, Inc. Project,
              6.50%, 11/1/07, Prerefunded
              11/1/04 @ 102, MBIA .............     1,049
    500     Lexington-Fayette, Urban County
              Government, Sewer System Revenue,
              6.35%, 7/1/07, Callable 7/1/02 @
              102, MBIA .......................       510
  1,930     Lexington-Fayette, Urban County
              Government, Sewer System Revenue,
              6.35%, 7/1/09, Callable 7/1/02 @
              102, MBIA .......................     1,969
  1,000     Lexington-Fayette, Urban County
              Government, Sewer System Revenue,
              Series A, 5.00%, 7/1/17, Callable
              7/1/11 @ 101 ....................     1,029
  1,420     Louisville & Jefferson Counties,
              Airport Authority Revenue, AMT,
              6.00%, 7/1/10, Callable 7/1/07 @
              102, MBIA .......................     1,553
  1,500     Louisville & Jefferson Counties,
              Metropolitan Sewer District,
              Sewer Revenue, Series A, 5.50%,
              5/15/15, Callable 11/15/09 @ 101,
              FGIC ............................     1,616
  1,000     Louisville & Jefferson Counties,
              Regional Airport Authority,
              Airport System Revenue, Series A,
              5.75%, 7/1/15, Callable 7/1/11 @
              101, FSA ........................     1,085
    825     Louisville & Jefferson Counties,
              Sewer & Drain System Revenue,
              6.40%, 5/15/08, Prerefunded
              11/15/04 @ 102, AMBAC ...........       925
    300     Louisville Public Properties Corp.,
              First Mortgage Revenue, 6.00%,
              4/1/05, Callable 4/1/03 @ 101 ...       306

Continued

One Group Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       79
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Kentucky, continued:
 $  295     Louisville Public Properties Corp.,
              First Mortgage Revenue, 6.15%,
              12/1/05, Prerefunded 12/1/02 @
              102 .............................  $    307
    200     Louisville Public Properties Corp.,
              First Mortgage Revenue, 6.40%,
              12/1/07, Prerefunded 12/1/02 @
              102 .............................       208
  1,000     Louisville Waterworks Board, Water
              System Revenue, 5.13%, 11/15/15,
              Callable 11/15/10 @ 100, FSA ....     1,048
  1,000     McCracken County, Hospital Revenue,
              Mercy Health System, Series A,
              6.20%, 11/1/05, Callable 11/1/04
              @ 102, MBIA .....................     1,100
  2,090     McCracken County, Hospital Revenue,
              Mercy Health System, Series A,
              6.40%, 11/1/07, Callable 11/1/04
              @ 102, MBIA .....................     2,265
    300     Morehead State University, Housing
              & Dining System Revenue, Series
              I, 6.10%, 11/1/05, Callable
              11/1/02 @ 101, AMBAC ............       307
    200     Morehead State University, Housing
              & Dining System Revenue, Series
              M, 6.30%, 11/1/08, Callable
              11/1/02 @ 101, AMBAC ............       205
    215     Muhlenberg County, School District
              Finance Corp., School Building
              Revenue, 5.85%, 8/1/09, Callable
              8/1/02 @ 102 ....................       220
    240     Murray State University, Revenue,
              Series G, Second Series, 5.60%,
              5/1/06, Callable 5/1/03 @ 102 ...       250
    460     Murray State University, Revenue,
              Series G, Second Series, 5.60%,
              5/1/07, Callable 5/1/03 @ 102 ...       477
     70     Owensboro, Electric Light & Power
              Revenue, 6.75%, 1/1/03, ETM .....        72
    500     Owensboro-Daviess Counties,
              Hospital Revenue, 6.00%, 8/1/04,
              Callable 8/1/02 @ 102, MBIA .....       512
  1,085     Perry County, School District
              Finance Corp., School Building
              Revenue, 6.25%, 7/1/09, Callable
              7/1/02 @ 100 ....................     1,107
    255     Richmond, Water, Gas & Sewer
              Revenue, Series B, 5.00%, 7/1/14,
              Callable 7/1/08 @ 102, MBIA .....       266

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Kentucky, continued:
 $  100     Richmond, Water, Gas & Sewer
              Revenue, Series A, 5.00%, 7/1/14,
              Callable 7/1/08 @ 102, MBIA .....  $    104
  1,245     State Economic Development Finance
              Authority, Hospital Revenue,
              Southern Central Nursing Homes,
              6.00%, 1/1/27, Callable 1/1/08 @
              105, FHA ........................     1,296
  1,000     State Property & Buildings,
              Commission Revenue, Project 69,
              Series D, 5.50%, 8/1/10, FSA ....     1,110
  1,000     State Property & Buildings,
              Commission Revenues, Project #71,
              4.00%, 8/1/05 ...................     1,043
  1,000     State Property & Buildings,
              Commission Revenues, Project #56,
              5.70%, 9/1/06, Callable 9/1/04 @
              102 .............................     1,097
  1,000     State Property & Buildings,
              Commission Revenues, Project #59,
              5.30%, 5/1/07, Callable 11/1/05 @
              102 .............................     1,105
  1,000     State Property & Buildings,
              Commission Revenues, Project #56,
              5.80%, 9/1/07, Callable 9/1/04 @
              102 .............................     1,100
  1,000     State Property & Buildings,
              Commission Revenues, Project #54,
              5.90%, 9/1/07, Callable 9/1/02 @
              102 .............................     1,028
  2,000     State Property & Buildings,
              Commission Revenues, Project #74,
              5.38%, 2/1/09, FSA ..............     2,195
  1,000     State Property & Buildings,
              Commission Revenues, Project #59,
              5.38%, 11/1/09, Callable 11/1/05
              @ 102 ...........................     1,108
  1,500     State Property & Buildings,
              Commission Revenues, Project #64,
              6.00%, 2/1/11, Callable 2/1/10 @
              100, FSA ........................     1,716
  1,335     State Property & Buildings,
              Commission Revenues, Project #73,
              5.25%, 11/1/12, Callable 11/1/11
              @ 100 ...........................     1,453
  2,000     State Property & Buildings,
              Commission Revenues, Project #63,
              5.75%, 5/1/14, Callable 11/1/09 @
              100 .............................     2,277

Continued

One Group Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       80
Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Kentucky, continued:
 $1,000     State Property & Buildings,
              Commission Revenues, Project #73,
              5.50%, 11/1/14, Callable 11/1/11
              @ 100 ...........................  $  1,093
  1,000     State Property & Buildings,
              Commission Revenues, Project #71,
              5.50%, 8/1/15 ...................     1,110
  1,000     State Property & Buildings,
              Commission Revenues, Project #68,
              5.75%, 10/1/15, Callable 10/1/10
              @ 100 ...........................     1,098
  1,500     State Property & Buildings,
              Commission Revenues, Project #66,
              Series A, 5.60%, 5/1/16, Callable
              5/1/10 @ 100, MBIA ..............     1,613
  1,500     State Property & Buildings,
              Commission Revenues, Project #73,
              5.13%, 9/1/16, Callable 9/1/10 @
              100 .............................     1,558
    715     State Property & Buildings,
              Commission Revenues, Project #65,
              6.00%, 2/1/18, Prerefunded 2/1/10
              @ 100 ...........................       819
  1,500     State Property & Buildings,
              Commission Revenues, Project #69,
              Series A, 5.00%, 8/1/18, Callable
              8/1/11 @ 100, FSA ...............     1,528
  1,500     State Property & Buildings,
              Commission Revenues, Project #68,
              Second Series, 5.25%, 10/1/18,
              Callable 4/1/11 @ 100 ...........     1,558
  1,000     State Property & Buildings,
              Commission Revenues, Project #59,
              5.10%, 11/1/18, Callable 11/1/09
              @ 100 ...........................     1,021
    750     State Turnpike Authority, Economic
              Development Revenue,
              Revitalization Project, 5.70%,
              1/1/03 ..........................       766
  1,000     State Turnpike Authority, Economic
              Development Revenue,
              Revitalization Project, 5.20%,
              7/1/03, AMBAC ...................     1,036
  1,395     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.40%,
              7/1/05, AMBAC ...................     1,510
  3,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.50%,
              7/1/08, AMBAC ...................     3,328

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Kentucky, continued:
 $1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 6.50%,
              7/1/08, AMBAC ...................  $  1,160
  2,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.50%,
              7/1/09, AMBAC ...................     2,224
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 0.00%,
              1/1/10, FGIC ....................       728
    665     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.63%,
              7/1/10, Callable 7/1/05 @ 102,
              AMBAC ...........................       708
  1,935     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.63%,
              7/1/10, Prerefunded 7/1/05 @ 102,
              AMBAC ...........................     2,145
    125     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.75%,
              7/1/11, Callable 7/1/05 @ 102,
              AMBAC ...........................       133
    375     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.75%,
              7/1/11, Prerefunded 7/1/05 @ 102,
              AMBAC ...........................       417
    155     State Turnpike Authority, Recovery
              Road Revenue, 6.13%, 7/1/07,
              Callable 7/1/02 @ 100 ...........       167
    385     State Turnpike Authority, Resource
              Recovery Revenue, 6.63%, 7/1/08,
              ETM .............................       427
    155     State Turnpike Authority, Toll Road
              Revenue, Refunding, 6.13%,
              7/1/08, ETM .....................       170
    475     University of Kentucky, Community
              Colleges, Educational Buildings
              Revenue, Southeast, 6.30%,
              5/1/05, Callable 11/1/02 @
              101.5 ...........................       490
  1,000     University of Louisville Revenues,
              Construction of Educational
              Buildings, Series I, 5.38%,
              5/1/06, Callable 5/1/03 @ 102 ...     1,040

Continued

One Group Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       81
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Kentucky, continued:
 $  500     University of Louisville Revenues,
              Construction of Educational
              Buildings, Series I, 5.40%,
              5/1/08, Callable 5/1/03 @ 102 ...  $    518
    500     University of Louisville Revenues,
              Construction of Educational
              Buildings, Series I, 5.40%,
              5/1/09, Callable 5/1/03 @ 102 ...       524
    950     Winchester, Utilities Revenue,
              5.30%, 7/1/09, Callable 7/1/03 @
              102 .............................       981
                                                 --------
                                                  133,565
                                                 --------
Louisiana (2.5%):
  1,000     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              A-1, 6.65%, 6/1/15, Callable
              12/1/07 @ 104, GNMA/FNMA ........     1,114
  4,300     New Orleans, Home Mortgage
              Authority, Single Family Mortgage
              Revenue, Series A, 0.00%,
              10/1/15, MBIA ...................     2,281
  1,000     Public Facilities Authority,
              Multi-Family Housing Revenue,
              Series B, 0.00%, 12/1/19, ETM ...       412
                                                 --------
                                                    3,807
                                                 --------
Mississippi (0.7%):
  2,500     State Home Corp., Single Family
              Mortgage Revenue, 0.00%, 9/15/16,
              Callable 3/15/04 @ 41.70, ETM ...       989
                                                 --------

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Puerto Rico (1.2%):
 $2,000     Commonwealth Highway &
              Transportation Authority,
              Transportation Revenue, Series A,
              0.00%, 7/1/17, AMBAC ............  $  1,017
  1,480     GO, Unlimited, 0.00%, 7/1/17,
              MBIA ............................       749
                                                 --------
                                                    1,766
                                                 --------
Texas (1.0%):
  1,000     Central Housing Finance Corp.,
              Single Family Mortgage Revenue,
              Series A, 0.00%, 9/1/16, ETM ....       501
  1,850     Port Arthur Housing Finance Corp.,
              Single Family Mortgage Revenue,
              0.00%, 3/1/15 ...................     1,002
                                                 --------
                                                    1,503
                                                 --------
  Total Municipal Bonds                           148,078
                                                 --------
Investment Companies (0.4%):
    649     Blackrock Provident Institutional
              Funds, Tax-Free Money Market ....  $    649
      2     One Group Municipal Money Market
              Fund, Class I ...................         2
                                                 --------
  Total Investment Companies                          651
                                                 --------
Total (Cost $140,574)(a)                         $148,729
                                                 ========

------------
Percentages indicated are based on net assets of $150,628.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $8,165
                   Unrealized depreciation......................     (10)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $8,155
                                                                  ======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

Amount shown as 0 rounded to less than 1,000.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       82
Report

One Group Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
(Amounts in thousands)

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
 Municipal Bonds (98.4%):
Louisiana (98.4%):
 $1,990     Alexandria Utilities, Revenue,
              4.00%, 5/1/07, AMBAC ............  $  2,066
  1,230     Ascension Parish, Gravity Drain,
              Sales & Use Tax Revenue, 5.50%,
              12/1/08, Callable 12/1/06 @ 100,
              FGIC ............................     1,331
    995     Ascension Parish, Sales & Use Tax
              Revenue, Sales Tax District #2,
              Series ST, 4.00%, 11/1/08,
              FSA .............................     1,026
  1,000     Calcasieu Parish Public
              Transportation Authority, Student
              Lease, Revenue, McNeese Student
              Housing Project, 5.38%, 5/1/16,
              Callable 5/1/11 @ 101, MBIA .....     1,070
  1,500     East Baton Rogue Parish, Sales &
              Use Tax Revenue, Series ST,
              5.00%, 2/1/19, Callable 2/1/11 @
              101, FGIC .......................     1,520
     30     East Baton Rouge, Mortgage Finance
              Authority, Revenue, Series B,
              5.30%, 10/1/14, GNMA ............        31
    500     East Baton Rouge Parish, Sales &
              Use Tax Revenue, 5.90%, 2/1/16,
              FGIC ............................       544
  1,000     East Baton Rouge Parish, Public
              Improvements, Sales & Use Tax
              Revenue, Series A, 5.50%, 2/1/11,
              Callable 2/1/09 @ 101, FGIC .....     1,093
  1,595     East Baton Rouge Parish, Public
              Improvements, Sales & Use Tax
              Revenue, Series A, 5.50%, 2/1/14,
              Callable 2/1/09 @ 101, FGIC .....     1,715
  1,310     East Baton Rouge Parish, Sales &
              Use Tax Revenue, 5.50%, 2/1/15,
              Callable 2/1/09 @ 101, FGIC .....     1,403
    500     East Baton Rouge Parish, Sales &
              Use Tax Revenue, Series ST,
              5.80%, 2/1/07, Callable 2/1/05 @
              101.50, FGIC ....................       540
    845     East Baton Rouge Parish, Sales &
              Use Tax Revenue, Series ST,
              5.80%, 2/1/08, Callable 2/1/05 @
              101.50, FGIC ....................       917
    910     East Baton Rouge Parish, Sales &
              Use Tax Revenue, Series ST,
              5.80%, 2/1/09, Callable 2/1/05 @
              101.50, FGIC ....................       988
  3,000     Government Facilities Revenue,
              5.25%, 12/1/18, AMBAC ...........     3,153

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Louisiana, continued:
 $1,185     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              B-2, AMT, 4.80%, 12/1/10,
              Callable 12/1/07 @ 101,
              GNMA/FNMA .......................  $  1,217
     80     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              A-1, 5.70%, 6/1/15, Callable
              6/1/05 @ 102, GNMA/FNMA/FHLMC ...        81
    600     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              B, 6.00%, 6/1/15, GNMA/FNMA .....       635
    405     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              D-2, AMT, 6.10%, 12/1/11,
              Callable 12/1/06 @ 102,
              GNMA/FNMA .......................       427
    380     Iberia Home Mortgage Authority,
              Single Family Mortgage Revenue,
              Refunding, 7.38%, 1/1/11,
              Callable 7/1/03 @ 103 ...........       395
  1,000     Iberville Parish, Consolidated
              School District #5, 5.00%,
              10/1/05, FSA ....................     1,077
    250     Iberville, School District #5, GO,
              5.75%, 10/1/03, FSA .............       258
    300     Jefferson Parish, Hospital Services
              Revenue, District #1, 5.10%,
              1/1/05, Callable 1/1/04 @ 102,
              FGIC ............................       316
  2,000     Jefferson Parish, School Board
              Sales & Use Tax Revenue, 5.00%,
              2/1/08, MBIA ....................     2,155
  1,495     Jefferson Parish, School Board
              Sales & Use Tax Revenue, 5.50%,
              3/1/09, AMBAC ...................     1,655
  2,070     Jefferson Parish, School Board
              Sales & Use Tax Revenue, 0.00%,
              9/1/09, FSA .....................     1,547
  2,770     Jefferson Sales Tax District,
              Special Sales Tax Revenue, Series
              A, 6.75%, 12/1/06, Callable
              12/1/02 @ 100, FGIC .............     2,829
  1,000     Jefferson, Sales Tax District,
              Special Tax Revenue, 0.00%,
              12/1/13, FSA ....................       587
    855     Kenner, Sales & Use Tax Revenue,
              5.75%, 6/1/06, Callable 6/1/05 @
              100, FGIC .......................       883

Continued

One Group Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       83
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Louisiana, continued:
 $1,000     Lafayette Parish, Public
              Improvement Sales Tax Revenue,
              Series B, 5.35%, 3/1/13, Callable
              3/1/09 @ 101.50 .................  $  1,078
  1,195     Lafayette Parish, Public
              Improvement Sales Tax Revenue,
              Series B, 5.45%, 3/1/14, Callable
              3/1/09 @ 101.50, FGIC ...........     1,289
  1,985     Lafayette Parish, Public
              Improvement Sales Tax Revenue,
              Series B, 5.60%, 3/1/17, Callable
              3/1/09 @ 101.50, FGIC ...........     2,130
    450     Lafourche Parish, Hospital Service,
              District #3, Hospital Revenue,
              5.50%, 10/1/04, Callable 10/1/03
              @ 102 ...........................       474
    150     Louisiana State University,
              Agricultural & Mechanical
              College, Revenue, 5.40%, 7/1/05,
              Callable 7/1/04 @ 102, FGIC .....       161
    250     Louisiana State University,
              Agricultural & Mechanical
              College, Revenue, 5.50%, 7/1/06,
              Callable 7/1/07 @ 102, FGIC .....       268
    500     Louisiana State University,
              Agricultural & Mechanical
              College, Revenue, 5.75%, 7/1/14,
              Callable 7/1/04 @ 102, FGIC .....       528
  1,580     Louisiana State University,
              Agricultural & Mechanical
              College, University Revenue,
              6.00%, 7/1/07, Callable 7/1/06 @
              102, MBIA .......................     1,776
  1,120     Louisiana State University,
              Agricultural & Mechanical
              College, University Revenue,
              5.50%, 7/1/13, Callable 7/1/06 @
              102, MBIA .......................     1,193
  1,000     Louisiana State, GO, Series A,
              5.50%, 5/15/15, Callable 5/15/11
              @ 100, FGIC .....................     1,084
  1,390     Monroe Parish, Special School
              District, GO, 7.00%, 3/1/03,
              MBIA ............................     1,441
    350     New Orleans, GO, 5.85%, 11/1/09,
              Prerefunded 11/1/05 @ 100,
              FGIC ............................       387
  3,250     New Orleans, GO, 0.00%, 9/1/17,
              AMBAC ...........................     1,507
    500     New Orleans, Home Mortgage, SO,
              6.25%, 1/15/11, ETM .............       578
  1,370     New Orleans, Sewer Service Revenue,
              4.50%, 6/1/09, FGIC .............     1,439

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Louisiana, continued:
 $1,000     New Orleans, Sewer Service Revenue,
              5.38%, 6/1/14, Callable 6/1/10 @
              101, FGIC .......................  $  1,077
  1,000     New Orleans, Sewer Service Revenue,
              5.00%, 6/1/18, Callable 6/1/08 @
              101, MBIA .......................     1,017
  1,220     Office Facilities Corp., Revenue,
              5.50%, 3/1/11, Callable 3/1/09 @
              101, MBIA .......................     1,332
    555     Orleans Parish School Board,
              Revenue, Public School Capital
              Refinancing, 6.00%, 6/1/09,
              MBIA ............................       633
    250     Orleans Parish School District, GO,
              5.30%, 9/1/10, Callable 9/1/05 @
              100, MBIA .......................       261
  1,000     Orleans Parish School District, GO,
              Series A, 5.13%, 9/1/15, Callable
              3/1/08 @ 100, FGIC ..............     1,035
  1,000     Ouachita Parish, Hospital Service
              District #1, Health Care Revenue,
              Glenwood Regional Medical Center,
              5.70%, 5/15/16, Callable 5/15/10
              @ 100, FSA ......................     1,067
  1,675     Port New Orleans Board of
              Commercial, Facilities, Revenue,
              5.63%, 4/1/14, Callable 4/1/11 @
              101 .............................     1,805
  1,000     Port New Orleans Board of
              Commercial Facilities, Revenue,
              5.50%, 4/1/10, AMBAC ............     1,082
  7,500     Public Facilities Authority,
              Multi-Family Housing Revenue,
              Series B, 0.00%, 12/1/19, ETM ...     3,087
  8,000     Public Facilities Authority,
              Multi-Family Revenue, Series A,
              0.00%, 2/1/20, ETM ..............     3,192
  2,180     Public Facilities Authority,
              Revenue, Alton Ochsner Medical
              Foundation, Series A, 6.30%,
              5/15/04, Callable 7/13/02 @ 102,
              MBIA ............................     2,231
  1,000     Public Facilities Authority,
              Revenue, Alton Ochsner Medical
              Foundation, 5.75%, 5/15/11,
              Callable 5/15/03 @ 100, MBIA ....     1,003
    100     Public Facilities Authority,
              Revenue, Alton Ochsner Medical
              Foundation, 6.00%, 5/15/17,
              Callable 5/15/03 @ 100, MBIA ....       100
  1,170     Public Facilities Authority,
              Revenue, Department of Public
              Safety, 3.50%, 8/1/05, FSA ......     1,203

Continued

One Group Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       84
Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Louisiana, continued:
 $2,495     Public Facilities Authority,
              Revenue, Department of Public
              Safety, 5.50%, 8/1/18, Callable
              8/1/11@ 100, FSA ................  $  2,646
  1,000     Public Facilities Authority,
              Revenue, Dillard University,
              5.00%, 2/1/18, Callable 2/10/08 @
              102, AMBAC ......................     1,017
  1,000     Public Facilities Authority,
              Revenue, Indexed Caps, 5.88%,
              2/15/11, Callable 2/15/03 @ 102,
              FGIC ............................     1,046
    500     Public Facilities Authority,
              Revenue, Lafayette General
              Medical Center Project, 6.05%,
              10/1/04, Callable 10/1/02 @ 102,
              FSA .............................       516
  1,960     Public Facilities Authority,
              Revenue, Loyola University,
              6.60%, 4/1/05, Callable 4/1/03 @
              101 .............................     2,007
  2,025     Public Facilities Authority,
              Revenue, Loyola University,
              5.63%, 10/1/10, Callable 10/1/07
              @ 102, MBIA .....................     2,225
    460     Public Facilities Authority,
              Revenue, Mary Bird Perkins Cancer
              Center, 5.50%, 1/1/04, FSA ......       483
    675     Public Facilities Authority,
              Revenue, Pendelton Memorial
              Methodist Hospital, 5.00%,
              6/1/08 ..........................       632
    225     Public Facilities Authority,
              Revenue, Tulane University,
              Series A-1, 5.80%, 2/15/04,
              Callable 2/15/03 @ 102, FGIC ....       235
    735     Public Facilities Authority,
              Revenue, Tulane University,
              5.55%, 10/1/07, Callable 10/1/06
              @ 102, AMBAC ....................       817
  1,605     Public Facilities Authority,
              Revenue, Tulane University,
              5.75%, 10/1/09, Callable 10/1/06
              @ 102, AMBAC ....................     1,763
    730     Public Facilities Authority,
              Revenue, Women's Hospital
              Foundation, 5.40%, 10/1/05,
              Callable 10/1/04 @ 102, FGIC ....       786
  1,235     Public Facilities Authority,
              Revenue, Women's Hospital
              Foundation, 6.85%, 10/1/05,
              Prerefunded 10/1/02 @ 102 .......     1,276
  1,715     Public Facilities Authority,
              Revenue, Women's Hospital
              Foundation, 5.50%, 10/1/06,
              Callable 10/1/04 @ 102, FGIC ....     1,836

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Louisiana, continued:
 $  500     Public Facilities Authority,
              Revenue, Women's Hospital
              Foundation, 6.00%, 10/1/10,
              FSA .............................  $    565
  2,000     Public Facilities Authority,
              Revenue, Xavier University of
              Louisiana, 5.13%, 9/1/12,
              Callable 9/1/07 @ 102, MBIA .....     2,127
  1,000     Regional Transportation Authority,
              Certificates of Participation,
              5.00%, 5/1/05, MBIA .............     1,068
  1,000     Shreveport, Certificates of
              Indebtedness, Revenue, Series A,
              5.50%, 10/1/12, Callable 10/1/09
              @ 102, AMBAC ....................     1,099
  1,000     Shreveport, Certificates of
              Indebtedness, Revenue, Series A,
              5.00%, 10/1/16, Callable 10/1/09
              @ 102, AMBAC ....................     1,029
  1,000     Shreveport, Certificates of
              Indebtedness, Revenue, Series A,
              5.25%, 10/1/10, AMBAC ...........     1,091
    480     Shreveport, GO, 5.90%, 2/1/07,
              Prerefunded 2/1/03 @ 100 ........       492
  1,350     Shreveport, GO, Series A, 4.00%,
              11/1/08, FGIC ...................     1,392
    500     Shreveport, Water & Sewer Revenue,
              Series A, 6.25%, 12/1/03,
              FGIC ............................       532
  1,000     South Port Community, Port Revenue,
              Cargill, Inc. Project, 5.85%,
              4/1/17, Callable 4/1/07 @ 102 ...     1,053
  1,000     St. Charles Parish, Public
              Improvements, Sales Tax Revenue,
              4.25%, 11/1/09, MBIA ............     1,037
  1,215     St. Charles Parish, School District
              #1, Parish Wide, GO, 5.00%,
              3/1/09, FGIC ....................     1,309
    250     St. Tammany Parish, Sales & Use Tax
              Revenue, 5.75%, 4/1/06, Callable
              4/1/03 @ 102, FGIC ..............       256
  1,815     St. Tammany Parish, Hospital
              Service, District #1, Hospital
              Revenue, 6.30%, 7/1/07, Callable
              7/1/02 @ 102 ....................     1,852
  1,225     St. Tammany Parish, Public Finance
              Authority Revenue, Christwood
              Project, 5.25%, 11/15/08 ........     1,207
  1,680     St. Tammany Parish, Wide School
              District #12, GO, 4.00%, 4/1/08,
              FSA .............................     1,726

Continued

One Group Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       85
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Louisiana, continued:
 $1,735     St. Tammany Parish, Wide School
              District #12, GO, 5.00%, 4/1/06,
              FSA .............................  $  1,869
  1,000     St. Tammany Parish, Wide School
              District #12, GO, 4.00%, 4/1/09,
              FSA .............................     1,019
  1,000     Stadium & Exposition District
              Revenue, 5.25%, 7/1/16, Callable
              7/1/09 @ 102, FGIC ..............     1,055
  1,665     Stadium & Exposition District,
              Hotel Occupancy Tax & Stadium
              Revenue, Series A, 5.65%, 7/1/07,
              Callable 7/1/04 @ 102, FGIC .....     1,817
  1,500     State Energy & Power Authority,
              Power Project Revenue, 5.75%,
              1/1/13, FSA .....................     1,694
  1,000     State Energy & Power Authority,
              Revenue, Power Project, 5.25%,
              1/1/06, FSA .....................     1,081
    500     State Miscellaneous Taxes, GO,
              Refunding, Series A, 5.70%,
              8/1/08, MBIA ....................       561
  2,000     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Program, 5.38%, 5/1/19, Callable
              5/1/11 @ 101, AMBAC .............     2,092
  2,000     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, Series A, 5.50%, 3/1/13,
              Callable 3/1/09 @ 101, MBIA .....     2,166
  2,055     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, 5.50%, 5/1/15, Callable
              5/1/11 @ 101, AMBAC .............     2,240
  1,650     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, Series A, 5.13%, 3/1/16,
              Callable 3/1/09 @ 101, MBIA .....     1,707
  1,000     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, Series A, 5.38%, 3/1/19,
              Callable 3/1/09 @ 101, MBIA .....     1,034
  1,000     State Offshore Terminal Authority,
              Port Revenue, 4.38%, 10/1/20,
              Putable 6/1/07 @ 100 ............     1,015
    500     State Offshore Terminal Authority,
              Deepwater Port Revenue, 1st
              Stage, Series B, 6.10%,
              9/1/02 ..........................       504
  1,325     State Offshore Terminal Authority,
              Deepwater Port Revenue, 1st
              Stage, Series B, 6.25%,
              9/1/04 ..........................     1,436

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Louisiana, continued:
 $1,000     State, GO, 6.00%, 8/1/04, FGIC ....  $  1,081
    400     State, GO, 5.38%, 8/1/05, MBIA ....       434
  2,000     State, GO, Series A, 6.50%,
              4/15/06, FGIC ...................     2,260
    750     State, GO, Series A, 5.60%,
              5/15/07, Callable 5/15/05 @ 102,
              MBIA ............................       814
    250     State, GO, Series A, 5.70%,
              5/15/08, Callable 5/15/05 @ 100,
              MBIA ............................       277
    250     State, GO, 5.60%, 8/1/08, MBIA ....       279
  1,730     State, GO, Series A, 5.50%,
              11/15/08, FGIC ..................     1,929
  1,000     State, GO, Series A, 5.00%, 4/1/09,
              FGIC ............................     1,079
  2,875     State, GO, Series A, 5.80%, 8/1/10,
              MBIA ............................     3,255
    500     State, GO, 6.10%, 5/1/11,
              Prerefunded 5/1/04 @ 102,
              AMBAC ...........................       547
  1,500     State, GO, Series A, 5.25%,
              11/15/11, Callable 11/15/10 @
              100, FGIC .......................     1,633
  3,500     State, GO, Series B, 5.63%, 8/1/13,
              MBIA ............................     3,933
  1,500     State, GO, 5.25%, 11/15/17,
              Callable 11/15/10 @ 100 .........     1,567
  1,435     Tangipahoa Parish, Consolidated
              School District #1, GO, 6.15%,
              12/1/07, Callable 12/1/02 @
              100 .............................     1,461
  1,250     Tangipahoa Parish, Hospital Service
              District #1, Hospital Revenue,
              6.13%, 2/1/14, Callable 2/1/04 @
              102, AMBAC ......................     1,339
  1,085     Tangipahoa Parish, School Board
              Revenue, 5.50%, 3/1/13, Callable
              3/1/11 @ 100, AMBAC .............     1,189
    690     Terrebonne Parish, Waterworks
              District #1, Water Revenue,
              5.70%, 11/1/06, Callable 11/1/03
              @ 102, FGIC .....................       736
  1,000     Tobacco Settlement Financing Corp.,
              Revenue, Series 01-B, 5.50%,
              5/15/30, Callable 5/15/11 @
              101 .............................       923
                                                 --------
                                                  148,063
                                                 --------
  Total Municipal Bonds                           148,063
                                                 --------

Continued

One Group Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       86
Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
 Monthly Demand Notes (0.3%):
Texas (0.3%):
 $  489     Grand Prairie, Housing Finance
              Corp., Revenue, AMT, 1.75%,
              7/25/05* ........................  $    489
                                                 --------
  Total Monthly Demand Notes                          489
                                                 --------

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Investment Companies (1.8%):
  1,628     Blackrock Provident Institutional
              Funds, Tax-Free Money Market ....  $  1,628
  1,129     One Group Municipal Money Market
              Fund, Class I ...................     1,129
                                                 --------
  Total Investment Companies                        2,757
                                                 --------
Total (Cost $143,636)(a)                         $151,309
                                                 ========

------------
Percentages indicated are based on net assets of $150,568.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $7,774
                   Unrealized depreciation......................  $ (101)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $7,673
                                                                  ======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2002.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       87
                                                                          Report

One Group Michigan Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments
(Amounts in thousands)

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds (97.1%):
Colorado (0.4%):
 $ 3,000    E-470 Public Highway Authority,
              Revenue, 0.00%, 9/1/19, MBIA ...  $  1,209
                                                --------
Michigan (95.6%):
   2,500    Battle Creek, Tax Increment,
              5.00%, 5/1/16, Callable 5/1/08 @
              100, MBIA ......................     2,558
   1,625    Brighton Township Sanitation &
              Sewage Drainage District, GO,
              5.25%, 10/1/16, Callable 4/1/09
              @ 100, FSA .....................     1,695
   1,475    Caledonia Community Schools, GO,
              5.75%, 5/1/13 ..................     1,633
   4,500    Caledonia Community Schools, GO,
              5.85%, 5/1/22, Prerefunded
              5/1/07 @ 100, MBIA .............     5,058
   1,250    Central Montcalm Public Schools,
              GO, 5.90%, 5/1/19, Callable
              5/1/09 @ 100, MBIA .............     1,345
   1,775    Charles Stewart Mott Community
              College, GO, Building and
              Improvement, 5.50%, 5/1/16,
              Callable 5/1/10 @ 100, FGIC ....     1,899
   1,380    Charles Stewart Mott Community
              College, GO, Building and
              Improvement, 5.40%, 5/1/14,
              Callable 5/1/10 @ 100, FGIC ....     1,484
   1,235    Charlevoix Public School District,
              GO, 5.75%, 5/1/20, Callable
              5/1/09 @ 100, FSA ..............     1,396
   1,150    Charlotte Public School District,
              GO, 5.25%, 5/1/16, Callable
              5/1/09 @ 100 ...................     1,200
   1,075    Chelsea Economic Development
              Corp., Revenue, 5.40%, 11/15/18,
              Callable 11/15/08 @ 101 ........       954
   2,000    Chelsea Economic Development
              Corp., Revenue, 5.40%, 11/15/27,
              Callable 11/15/08 @ 101 ........     1,653
   1,730    Chippewa County Hospital Finance,
              Revenue, 5.63%, 11/1/14,
              Callable 11/1/07 @ 102 .........     1,658
   2,500    Chippewa Hills School District,
              GO, 5.30%, 5/1/19, Callable
              5/1/09 @ 100, FGIC .............     2,570
   1,000    Chippewa Valley School District,
              GO, 5.00%, 5/1/10, Q-SBLF ......     1,075
   5,000    Clarkston Community Schools, GO,
              5.75%, 5/1/16, Prerefunded
              5/1/05 @ 101, FGIC .............     5,492

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Michigan, continued:
 $ 4,090    Clarkston Community Schools, GO,
              5.00%, 5/1/15, Callable 5/1/08 @
              100, AMBAC .....................  $  4,205
   2,580    Clarkston Community Schools, GO,
              5.05%, 5/1/16, Callable 5/1/08 @
              100, AMBAC .....................     2,647
     430    Dearborn, Economic Development
              Corp., Hospital Revenue, Oakwood
              Obligation Group, Series A,
              5.25%, 11/15/05, FGIC ..........       465
   1,690    Dearborn, Economic Development
              Corp., Hospital Revenue, Oakwood
              Obligation Group, Series A,
              5.60%, 11/15/08, Callable
              11/15/05 @ 102, FGIC ...........     1,821
   1,560    Dearborn, Economic Development
              Corp., Hospital Revenue, Oakwood
              Obligation Group, Series A,
              5.60%, 11/15/09, Callable
              11/15/05 @ 102, FGIC ...........     1,670
   1,830    Dearborn, Sewage Disposal System,
              Revenue, Series A, 5.13%,
              4/1/14, Callable 4/1/04 @ 101,
              MBIA ...........................     1,872
   3,850    Detroit, Local Development Finance
              Authority, Refunded Tax
              Increment Senior, Series A,
              5.38%, 5/1/18, Callable 5/1/07 @
              101.50 .........................     3,825
   1,410    Detroit, Local Development Finance
              Authority, Refunded Tax
              Increment Senior, 5.38%, 5/1/21,
              Callable 5/1/07 @ 101.50 .......     1,384
   2,570    Detroit, Series A, GO, 5.25%,
              4/1/13, Callable 4/1/09 @ 101,
              FSA ............................     2,750
   1,500    Detroit, Series A-1, GO, 5.38%,
              4/1/16, Callable 10/1/11 @ 100,
              MBIA ...........................     1,597
   2,000    Detroit, Sewage Disposal System,
              Revenue, Refunding, Series B,
              6.00%, 7/1/10, MBIA ............     2,290
   5,000    Detroit, Sewage Disposal, Revenue,
              0.00%, 7/1/13, FGIC ............     3,018
   1,500    Detroit, Sewage Disposal, Revenue,
              Series A, 0.00%, 7/1/17,
              FGIC ...........................       709
   1,800    Detroit, Wayne County Stadium
              Authority, Revenue, Public
              Improvements, 5.50%, 2/1/17,
              Callable 2/1/07 @ 102, FGIC ....     1,897
   2,000    Dexter Community School District,
              GO, 5.80%, 5/1/19, Callable
              5/1/03 @ 102 ...................     2,060

Continued

One Group Michigan Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       88
Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Michigan, continued:
 $ 2,580    East Lansing School District, GO,
              School Building and Site, 5.75%,
              5/1/15 .........................  $  2,828
   1,000    East Lansing School District, GO,
              School Building and Site, 5.40%,
              5/1/18 .........................     1,047
   1,985    Eastern Michigan University,
              Revenue, Reference General
              Series A, 5.80%, 6/1/08,
              FGIC ...........................     2,231
   1,645    Ecorse Public School District, GO,
              5.50%, 5/1/17, Callable 5/1/08 @
              101, FGIC ......................     1,739
   4,675    Farmington Public School District,
              GO, 5.10%, 5/1/16, Callable
              5/1/07 @ 100 ...................     4,782
   1,000    Ferndale School District, GO,
              5.50%, 5/1/11, Callable 5/1/05 @
              101, FGIC ......................     1,092
   2,500    Ferris State University, Revenue,
              5.75%, 10/1/17, Prerefunded
              4/1/07 @ 101, AMBAC ............     2,815
   5,000    Ferris State University, Revenue,
              5.85%, 10/1/22, Prerefunded
              4/1/07 @ 101, AMBAC ............     5,653
   2,000    Forest Hills Public Schools, GO,
              5.25%, 5/1/19 ..................     2,061
   3,000    Grand Haven, Electric Revenue,
              5.25%, 7/1/08, MBIA ............     3,287
   1,370    Grand Rapids, Building Authority,
              GO, 5.75%, 8/1/13 ..............     1,521
   1,500    Grand Rapids, Water Supply,
              Revenue, 5.75%, 1/1/16, FGIC ...     1,647
   2,000    Harper Creek County School
              District, GO, 5.50%, 5/1/15,
              Callable 5/1/11 @ 100 ..........     2,166
   2,660    Hartland School District, GO,
              5.38%, 5/1/16 ..................     2,831
   1,125    Hazel Park School District, GO,
              5.00%, 5/1/06 ..................     1,213
   1,500    Higher Education Student Loan
              Authority, Revenue, 4.20%,
              3/1/09, AMBAC ..................     1,498
   1,000    Higher Education Student Loan
              Authority, Revenue, AMT, Student
              Loan XVII-A, 5.75%, 6/1/13,
              Callable 6/1/06 @ 102, AMBAC ...     1,051
   1,815    Holland Michigan School District,
              GO, 4.00%, 5/1/07, FGIC ........     1,884
   1,500    Huron Valley School District, GO,
              4.00%, 5/1/08 ..................     1,542

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Michigan, continued:
 $ 1,000    Huron Valley School District, GO,
              5.88%, 5/1/16, Prerefunded
              5/1/07 @ 100, FGIC .............  $  1,125
   1,620    Jackson Downtown Development, GO,
              0.00%, 6/1/16, FSA .............       819
   1,710    Jackson Downtown Development, GO,
              0.00%, 6/1/17, FSA .............       811
   2,060    Jackson Downtown Development, GO,
              0.00%, 6/1/18, FSA .............       915
   2,200    Jackson Downtown Development, GO,
              0.00%, 6/1/19, FSA .............       915
   1,130    Jackson Public Schools, GO, 5.60%,
              5/1/15, Callable 5/1/10 @ 100,
              FGIC ...........................     1,225
   1,405    Jackson Public Schools, GO, 5.65%,
              5/1/16, Callable 5/1/10 @ 100,
              FGIC ...........................     1,520
   3,685    Lake Orion Community School
              District, GO, 6.00%, 5/1/10,
              Callable 5/1/05 @ 101, AMBAC ...     4,039
   1,790    Lake Orion Community School
              District, GO, 5.75%, 5/1/15,
              Callable 5/1/10 @ 100, FSA .....     2,025
   1,000    Lansing Building Authority, GO,
              6.00%, 6/1/05, Callable 6/1/03 @
              100, AMBAC .....................     1,025
   1,490    Lansing Michigan Community
              College, 4.00%, 5/1/08, FGIC ...     1,532
   1,000    Lincoln Park School District, GO,
              5.00%, 5/1/20, Callable 5/1/07 @
              100, FGIC ......................     1,003
   1,330    Livingston County, Building
              Authority, GO, 5.80%, 7/1/08 ...     1,486
   2,100    Livonia Public School District,
              GO, Series I, 6.25%, 5/1/03 ....     2,176
   1,000    Livonia Public School District,
              GO, 5.50%, 5/1/14, Callable
              5/1/03 @ 102, FGIC .............     1,051
   5,000    Lowell Area School District, GO,
              Capital Appreciation, 0.00%,
              5/1/14, FGIC ...................     2,864
   1,425    Lowell Area School District, GO,
              0.00%, 5/1/16, FGIC ............       723
   1,670    Madison Public Schools, GO, 5.13%,
              5/1/18, Callable 5/1/09 @ 100,
              FGIC ...........................     1,708
   1,400    Marquette Board Light & Power,
              Revenue, Series A, 3.30%,
              7/1/06, Callable 7/1/05 @ 100,
              AMBAC ..........................     1,418

Continued

One Group Michigan Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       89
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Michigan, continued:
 $ 1,175    Mason Public School District, GO,
              5.40%, 5/1/09, Callable 5/1/05 @
              101.50, FGIC ...................  $  1,273
   2,000    Michigan State University,
              Revenue, General Series A,
              6.25%, 8/15/15, Prerefunded
              8/15/02 @ 101 ..................     2,033
   1,090    Montague Public School District,
              Building & Site, GO, 5.50%,
              5/1/19, Callable 10/1/11 @
              100 ............................     1,151
   2,750    Mount Pleasant School District,
              GO, 5.30%, 5/1/17, Callable
              5/1/08 @ 100, AMBAC ............     2,846
   2,000    Municipal Bond Authority, Clean
              Water Revenue, 5.50%,
              10/1/19 ........................     2,110
   1,350    Municipal Bond Authority, Revenue,
              5.25%, 12/1/13, Callable 12/1/08
              @ 101 ..........................     1,437
   1,500    Municipal Bond Authority, Revenue,
              Local Government Loan Program,
              Series A, 6.00%, 12/1/13,
              Callable 12/1/04 @ 102, FGIC ...     1,638
   1,000    Municipal Bond Authority, Revenue,
              5.75%, 10/1/15, Callable 10/1/09
              @ 101 ..........................     1,099
   1,250    Municipal Bond Authority, Revenue,
              Clean Water Revolving Fund,
              5.50%, 10/1/17, Callable 10/1/09
              @ 101 ..........................     1,336
   2,500    Municipal Bond Authority, Revenue,
              Drinking Water Revolving Fund,
              5.50%, 10/1/17, Callable 10/1/09
              @ 101 ..........................     2,672
   1,980    Municipal Bond Authority, Revenue,
              Capital Appreciation, 0.00%,
              5/1/19, AMBAC ..................       825
   1,065    Northwestern Community College,
              GO, 5.60%, 4/1/16, Callable
              10/1/09 @ 100 ..................     1,142
   2,500    Oakland County, Economic
              Development Corp., Revenue,
              5.00%, 11/1/17, Callable 11/1/08
              @ 101 ..........................     2,548
   2,750    Oakland County, Economic
              Development Corp., Revenue,
              5.63%, 6/1/19, Callable 6/1/07 @
              102, LOC: First of America
              Bank ...........................     2,799
   3,000    Oakland County, Education Revenue,
              6.38%, 11/1/14, Prerefunded
              11/1/04 @ 100 ..................     3,299

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Michigan, continued:
 $ 3,500    Okemos Public School District, GO,
              0.00%, 5/1/15, MBIA ............  $  1,911
   4,075    Ottawa County, GO, 6.00%, 8/1/08,
              Callable 8/1/02 @ 101 ..........     4,132
   1,200    Paw Paw Public School District,
              GO, 6.50%, 5/1/09, FGIC ........     1,382
   1,680    Pellston Public School District,
              GO, 0.00%, 5/1/22, Prerefunded
              5/1/07 @ 34.88, FSA ............       497
   1,000    Port Huron, GO, Series A, 5.25%,
              10/1/19, Callable 10/1/08 @ 101,
              MBIA ...........................     1,029
   1,570    Public Power Agency, Revenue,
              Campbell Project, Series A,
              4.00%, 1/1/10, AMBAC ...........     1,583
   1,245    Public Power Agency, Revenue,
              5.25%, 1/1/14, Callable 1/1/12 @
              100, AMBAC .....................     1,338
   7,315    Rochester Community School
              District, GO, 5.25%, 5/1/15,
              Callable 5/1/07 @ 100, MBIA ....     7,584
   7,015    Rochester Community School
              District, GO, 5.30%, 5/1/17,
              Callable 5/1/07 @ 100, MBIA ....     7,222
   5,000    Royal Oak Hospital Finance
              Authority, Revenue, 5.60%,
              11/15/11, Callable 11/15/03 @
              102 ............................     5,163
   2,000    Saginaw Hospital Finance
              Authority, Revenue, St. Lukes
              Hospital, Series C, 6.75%,
              7/1/06, MBIA ...................     2,070
   1,085    South Macomb Disposal Authority,
              Revenue, 5.38%, 9/1/13, Callable
              9/1/10 @ 100, AMBAC ............     1,175
   1,590    South Macomb Disposal Authority,
              Revenue, 5.38%, 9/1/15, Callable
              9/1/10 @ 100, AMBAC ............     1,707
   1,175    Southfield Building Authority, GO,
              5.30%, 5/1/17, MBIA ............     1,228
   2,085    Southgate, GO, 5.00%, 5/1/16,
              Callable 5/1/09 @ 100, FGIC ....     2,140
   1,200    St. Clair County, GO, 3.75%,
              9/1/03 .........................     1,226
   1,765    St. John's Public Schools, GO,
              5.00%, 5/1/16, Callable 5/1/08 @
              100, FGIC ......................     1,806
   2,185    State Building Authority Revenue,
              5.00%, 10/1/06 .................     2,371

Continued

One Group Michigan Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       90
Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Michigan, continued:
 $ 2,695    State Building Authority Revenue,
              State Police Communications-III,
              4.75%, 10/1/13 .................  $  2,803
   2,000    State Building Authority Revenue,
              Series 1, 5.13%, 10/15/15,
              Callable 10/15/09 @ 100 ........     2,085
   2,000    State Certificates of
              Participation, 5.50%, 6/1/18,
              Callable 6/1/10 @ 100, AMBAC ...     2,105
   1,155    State Higher Education, Revenue,
              Calvin College Project, 5.50%,
              12/1/12, Callable 12/1/10 @
              100 ............................     1,205
   1,200    State Higher Education, Revenue,
              Student Loan Authority, AMT,
              5.30%, 9/1/10, AMBAC ...........     1,275
     680    State Hospital Finance Authority,
              Revenue, Henry Ford First
              Mortgage, Series B, 9.00%,
              5/1/04 .........................       740
   1,000    State Hospital Finance Authority,
              Revenue, Sparrow Obligation
              Group, 5.25%, 11/15/07 .........     1,065
   3,000    State Hospital Finance Authority,
              Revenue, Henry Ford Health
              System, 6.00%, 9/1/11, Callable
              9/1/02 @ 102, AMBAC ............     3,080
   2,590    State Hospital Finance Authority,
              Revenue, 5.38%, 7/1/12, Callable
              7/1/05 @ 102, FSA ..............     2,711
   1,000    State Hospital Finance Authority,
              Revenue, Mercy Health Services,
              Series R, 5.38%, 8/15/16,
              Callable 8/15/06 @ 101,
              AMBAC ..........................     1,066
   3,795    State Hospital Finance Authority,
              Revenue, Mercy Health Services,
              Series U, 5.63%, 8/15/16,
              Callable 8/15/07 @ 101 .........     4,025
   6,875    State Hospital Finance Authority,
              Revenue, Mercy Health Services,
              Series W, 5.25%, 8/15/17,
              Callable 8/15/07 @ 101, FSA ....     7,145
   2,000    State Hospital Finance Authority,
              Revenue, Crittenton Hospital,
              Series A, 5.25%, 3/1/14,
              Callable 3/1/04 @ 102 ..........     2,036
   2,450    State Housing Development
              Authority, Revenue, Series C,
              6.38%, 12/1/11, Callable 12/1/04
              @ 102, FHA .....................     2,565

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Michigan, continued:
 $ 4,750    State Housing Development
              Authority, Revenue, Series A,
              6.00%, 12/1/15, Callable 6/1/06
              @ 102, FHA .....................  $  5,044
   2,000    State Housing Development
              Authority, Revenue, Series D,
              5.95%, 12/1/16, Callable 12/1/06
              @ 102 ..........................     2,127
   2,415    State Housing Development
              Authority, Revenue, Series A,
              5.88%, 10/1/17, Callable 4/1/03
              @ 102, AMBAC ...................     2,470
   2,415    State Housing Development
              Authority, Revenue, Series A,
              6.05%, 12/1/17, Callable 6/1/06
              @ 102, FHA .....................     2,553
     725    State Housing Development
              Authority, Revenue, Series B,
              AMT, 6.20%, 6/1/27, Callable
              6/1/06 @ 102, FHA ..............       751
   1,500    State Municipal Bond Authority,
              Revenue, School Loan, 5.25%,
              12/1/12, Callable 12/1/08 @
              101 ............................     1,606
   2,500    State Municipal Bond Authority,
              Revenue, Clean Water Revolving
              Fund, 5.88%, 10/1/14, Callable
              10/1/10 @ 101 ..................     2,808
   1,170    State Strategic Fund, Revenue,
              College of Detroit Fund, 7.00%,
              5/1/21, AMBAC ..................     1,459
     755    State Trunk Line, Revenue, Series
              A, 5.75%, 10/1/12, Callable
              10/1/02 @ 100 ..................       762
   1,340    State Trunk Line, Revenue, Series
              A, 5.00%, 11/1/08 ..............     1,456
   2,145    State Trunk Line, Revenue, Series
              A, 5.75%, 10/1/12, Prerefunded
              10/1/02 @ 100 ..................     2,169
     985    State, GO, 5.40%, 11/1/19,
              Prerefunded 11/1/05 @ 101 ......     1,084
     470    State, GO, 5.40%, 11/1/19,
              Callable 11/1/05 @ 101 .........       482
   1,000    Sturgis Public School District,
              GO, 5.63%, 5/1/16 ..............     1,079
   1,825    Tawas City, Hospital Finance
              Authority, Revenue, St. Joseph,
              Series A, 5.60%, 2/15/13,
              Callable 2/15/08 @ 102 .........     1,961
   1,030    Tecumseh Public Schools, GO,
              5.40%, 5/1/17 ..................     1,085

Continued

One Group Michigan Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       91
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Michigan, continued:
 $ 2,400    Traverse City Area Public School,
              GO, 5.70%, 5/1/12, Prerefunded
              5/1/05 @ 101, MBIA .............  $  2,631
   3,600    University of Michigan, Hospital
              Revenue, Series A, 5.75%,
              12/1/12, Callable 12/1/02 @
              102 ............................     3,731
   6,000    University of Michigan, Revenue,
              5.25%, 12/1/10, Callable 6/1/08
              @ 101 ..........................     6,362
   1,015    University of Michigan, Revenue,
              Student Fees, 5.25%, 4/1/15,
              Callable 4/1/05 @ 102 ..........     1,050
   2,000    Walled Lake Construction School
              District, GO, 5.25%, 5/1/18 ....     2,077
   3,040    Wayland School District, GO,
              5.10%, 5/1/12, Callable 5/1/07 @
              100, FGIC ......................     3,175
   1,275    Wayne Charter, County Airport
              Revenue, Series B, 5.25%,
              12/1/12, Callable 12/1/08 @ 101,
              MBIA ...........................     1,360
   1,000    Wayne County Community College,
              College Improvements, GO, 4.50%,
              7/1/05, FGIC ...................     1,057
   1,175    Wayne County, Downriver System
              Sewer Disposal, GO, Series B,
              5.13%, 11/1/18, Callable 11/1/09
              @ 100, MBIA ....................     1,203
     215    Wayne State University, Revenue,
              5.50%, 11/15/07, Callable
              11/15/03 @ 101, AMBAC ..........       227

 Shares
   or
Principal
 Amount            Security Description          Value
---------   ----------------------------------  --------
Municipal Bonds, continued:
Michigan, continued:
 $ 2,000    Wayne State University, Revenue,
              5.38%, 11/15/14, Callable
              11/15/09 @ 101, FGIC ...........  $  2,153
   2,000    Wayne State University, Revenue,
              5.25%, 11/15/19, Callable
              11/15/09 @ 101, FGIC ...........     2,058
   1,500    Wyandotte Electric Revenue, 4.00%,
              10/1/11, Callable 10/1/08 @ 101,
              MBIA ...........................     1,496
                                                --------
                                                 300,302
                                                --------
Puerto Rico (1.1%):
     880    Commonwealth, GO, 5.75%, 7/1/17,
              Callable 7/1/07 @ 101.50 .......     1,008
   2,195    GO, Unlimited, 6.25%, 7/1/12,
              MBIA ...........................     2,598
                                                --------
                                                   3,606
                                                --------
  Total Municipal Bonds                          305,117
                                                --------
Investment Companies (3.2%):
  10,019    Blackrock Provident Institutional
              Funds, Tax-Free Money Market ...    10,019
       5    One Group Michigan Municipal Money
              Market Fund, Class I ...........         5
                                                --------
  Total Investment Companies                      10,024
                                                --------
Total (Cost $296,105)(a)                        $315,141
                                                ========

------------
Percentages indicated are based on net assets of $314,087.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $19,507
                   Unrealized depreciation......................     (471)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $19,036
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       92
Report

One Group Ohio Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
(Amounts in thousands)

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
 Municipal Bonds (95.9%):
Colorado (1.2%):
 $2,810     El Paso County, Single Family
              Mortgage Revenue, Series A,
              0.00%, 5/1/15, ETM ..............  $  1,521
  2,350     Housing Finance Authority, Single
              Family Mortgage Revenue, 0.00%,
              9/1/14, ETM .....................     1,310
                                                 --------
                                                    2,831
                                                 --------
Kansas (0.5%):
  1,000     Kansas City, Single Family Mortgage
              Revenue, Series 83A, 0.00%,
              12/1/14, ETM ....................       559
  1,390     Saline County, Single Family
              Mortgage Revenue, Series 83A,
              0.00%, 12/1/15, ETM .............       731
                                                 --------
                                                    1,290
                                                 --------
Mississippi (0.5%):
  3,000     State Home Corp., Single Family
              Mortgage Revenue, 0.00%, 9/15/16,
              Callable 3/15/04 @ 41.70, ETM ...     1,187
                                                 --------
Missouri (0.5%):
  1,000     State Health, Revenue, Series AA,
              6.40%, 6/1/10, MBIA .............     1,164
                                                 --------
Ohio (91.8%):
  1,000     Adams County, School District, GO,
              5.45%, 12/1/08, Callable 12/1/05
              @ 102, MBIA .....................     1,103
  1,045     Akron Sewer Systems, Revenue,
              5.30%, 12/1/05, MBIA ............     1,138
  1,000     Akron Sewer Systems, Revenue,
              5.65%, 12/1/08, Callable 12/1/06
              @ 101, MBIA .....................     1,097
  1,070     Akron Sewer Systems, Revenue,
              5.50%, 12/1/12, FGIC ............     1,199
  1,030     Akron Sewer Systems, Revenue,
              5.38%, 12/1/13, FGIC ............     1,141
  1,000     Avon Lake, City School District,
              GO, 5.50%, 12/1/19, Callable
              12/1/09 @ 102 ...................     1,058
  1,280     Belmont County, Health Systems
              Revenue, Regional Hospital,
              5.25%, 1/1/08, ACA ..............     1,346
  1,000     Bowling Green State University,
              General Receipts, Revenue, 5.75%,
              6/1/15, Callable 6/1/10 @ 101,
              FGIC ............................     1,104
    725     Bowling Green State University,
              Revenue, 5.65%, 6/1/11, Callable
              6/1/06 @ 101, AMBAC .............       776

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Ohio, continued:
 $1,025     Butler County, Hospital Facilities
              Revenue, 4.75%, 11/15/18,
              Callable 11/15/08 @ 101 .........  $    907
  1,095     Butler County, Sewer Systems
              Revenue, 5.25%, 12/1/14, Callable
              12/1/09 @ 101, FGIC .............     1,167
    485     Capital Corp., Mortgage Revenue,
              5.60%, 1/1/07, Callable 7/1/03 @
              102, MBIA .......................       503
  1,000     Capital Corp., Mortgage Revenue,
              5.90%, 1/1/14, Callable 7/1/03 @
              100, MBIA .......................     1,012
  1,500     Cincinnati City School District,
              GO, 5.38%, 12/1/17, Callable
              12/1/11 @ 100, MBIA .............     1,591
  1,250     Cincinnati, GO, 5.38%, 12/1/17,
              Callable 12/1/10 @ 100 ..........     1,322
  5,250     Cleveland Stadium Project,
              Certificates of Participation,
              0.00%, 11/15/11, AMBAC ..........     3,505
  2,200     Cleveland Waterworks, Water
              Revenue, Series G, 5.50%, 1/1/13,
              MBIA ............................     2,446
  1,000     Cleveland, Airport Systems Revenue,
              Series A, AMT, 5.13%, 1/1/13,
              Callable 1/1/08 @ 101, FSA ......     1,037
  1,000     Cleveland, Airport Systems Revenue,
              Series A, 5.25%, 1/1/15, Callable
              1/1/10 @ 101, FSA ...............     1,054
  1,000     Cleveland, Airport Systems Revenue,
              Series A, 5.25%, 1/1/18, FSA ....     1,032
    500     Cleveland, GO, 7.50%, 8/1/07,
              Prerefunded 2/1/03 @ 100,
              AMBAC ...........................       518
  1,000     Cleveland, GO, 5.75%, 8/1/11,
              MBIA ............................     1,133
  1,000     Cleveland, GO, 6.38%, 7/1/12,
              Prerefunded 7/1/02 @ 102, MBIA ..     1,020
  1,000     Cleveland, GO, 5.60%, 12/1/14,
              Callable 12/1/11 @ 100, FGIC ....     1,102
  4,500     Cleveland, Public Power System,
              Power Revenue, 6.40%, 11/15/06,
              Prerefunded 11/15/04 @ 102,
              MBIA ............................     5,043
  2,000     Cleveland, Public Power System,
              Power Revenue, 0.00%, 11/15/09,
              MBIA ............................     1,494
  3,000     Cleveland, Public Power System,
              Power Revenue, 0.00%, 11/15/11,
              MBIA ............................     2,005

Continued

One Group Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       93
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Ohio, continued:
 $1,220     Cleveland, Public Power System,
              Power Revenue, 5.50%, 11/15/16,
              Callable 11/15/11 @ 100,
              AMBAC ...........................  $  1,318
    995     Cleveland-Cuyahoga County, Port
              Authority Revenue, Capital
              Improvements Project, Series A,
              5.38%, 5/15/19, Callable 5/15/09
              @ 102, LOC: Fifth Third Bank ....       915
  1,000     Columbus, Police-Fireman
              Disability, GO, 5.00%, 7/15/18,
              Callable 7/15/08 @ 101 ..........     1,019
  1,000     Columbus, Sewer Improvements, GO,
              6.75%, 9/15/06, Callable 9/15/02
              @ 100, ETM ......................     1,012
  3,000     Columbus, Sewer Revenue, 5.00%,
              6/1/06 ..........................     3,239
  1,370     Columbus, Water Systems, Revenue,
              5.00%, 11/1/06 ..................     1,491
  2,285     Columbus, Waterworks Enlargement
              No. 44, GO, 6.00%, 5/1/11,
              Prerefunded 5/1/03 @ 102 ........     2,416
  1,000     Columbus, Waterworks Enlargement
              No. 44, GO, 6.00%, 5/1/12,
              Prerefunded 5/1/03 @ 102 ........     1,057
    980     Cuyahoga County, Port Authority
              Revenue, 6.25%, 5/15/16, Callable
              5/15/15 @ 102 ...................       957
  1,000     Cuyahoga County, EDR, 5.30%,
              12/1/29, Callable 12/1/09 @ 100,
              LOC: KeyBank ....................     1,072
  2,000     Cuyahoga County, Health Care
              Facilities, Revenue, Benjamin
              Rose Institute, 5.50%, 12/1/17,
              Callable 12/1/08 @ 101 ..........     1,832
  1,000     Cuyahoga County, Hospital Revenue,
              Series A, 5.50%, 1/15/10,
              Callable 1/15/06 @ 102, MBIA ....     1,068
  2,000     Cuyahoga County, Hospital Revenue,
              6.25%, 8/15/10, Callable 2/15/03
              @ 102, MBIA .....................     2,095
  1,665     Cuyahoga County, Hospital Revenue,
              5.63%, 1/15/12, Callable 1/15/06
              @ 102 ...........................     1,774
  1,000     Cuyahoga County, Hospital Revenue,
              Metrohealth System, Series A,
              5.13%, 2/15/13, Callable 2/15/07
              @ 102, MBIA .....................     1,048

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Ohio, continued:
 $1,000     Cuyahoga County, Hospital Revenue,
              W.O. Walker Center, 5.25%,
              1/1/13, Callable 7/1/08 @ 101,
              AMBAC ...........................  $  1,059
    995     Cuyahoga County, Port Authority
              Revenue, AMT, 6.50%, 11/15/21,
              Callable 11/15/11, LOC: Fifth
              Third Bank ......................       986
  1,265     Defiance, Waterworks System
              Improvements, GO, 5.65%, 12/1/18,
              Callable 12/1/08 @ 102, AMBAC ...     1,358
  1,000     Delaware County, Sewer, GO, 5.60%,
              12/1/10, Callable 12/1/05 @
              101 .............................     1,097
    435     Erie County, Hospital Revenue,
              Series A, 4.50%, 8/15/07 ........       451
  1,000     Franklin County, EDR, 5.70%,
              6/1/10 ..........................     1,021
  1,500     Franklin County, Health Care
              Facilities, Revenue, 5.50%,
              11/1/16, Callable 11/1/02 @
              102 .............................     1,504
  1,000     Franklin County, Health Care
              Facilities, Revenue, 5.50%,
              7/1/17, Callable 7/1/08 @ 101 ...       913
  1,260     Franklin County, Hospital Revenue,
              Childrens Hospital Project,
              5.50%, 5/1/15, Callable 5/1/11 @
              101 .............................     1,368
  1,290     Franklin County, Hospital Revenue,
              Children's Hospital Project,
              5.65%, 11/1/08, Callable 11/1/06
              @ 101 ...........................     1,393
  1,065     Franklin County, Hospital Revenue,
              Children's Hospital Project,
              5.75%, 11/1/09, Callable 11/1/06
              @ 101 ...........................     1,146
    800     Franklin County, Hospital Revenue,
              Children's Hospital Project,
              5.80%, 11/1/10, Callable 11/1/06
              @ 101 ...........................       857
  2,000     Franklin County, Hospital Revenue,
              Children's Hospital Project,
              Series A, 6.50%, 5/1/07, Callable
              11/1/02 @ 102 ...................     2,071
  1,250     Franklin County, Mortgage Revenue,
              5.50%, 10/1/12, Callable 10/1/09
              @ 101 ...........................     1,331

Continued

One Group Ohio Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       94
Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Ohio, continued:
 $2,000     Franklin County, Revenue, Online
              Computer, Series A, 5.00%,
              10/1/16, Callable 10/1/08 @
              101 .............................  $  2,045
  1,500     Greater Cleveland Regional
              Transportation Authority, GO,
              5.00%, 12/1/08, MBIA ............     1,629
  1,000     Greater Cleveland Regional
              Transportation Authority, GO,
              5.60%, 12/1/11, Callable 12/1/06
              @ 101, FGIC .....................     1,122
  1,600     Greene County, GO, 6.25%, 12/1/09,
              Callable 12/1/02 @ 102, AMBAC ...     1,664
  1,000     Hamilton County Waterworks, Water
              Utility Improvement Revenue,
              Series A, 6.40%, 10/15/07,
              Callable 10/15/02 @ 101, MBIA ...     1,024
  1,500     Hamilton County, Electric Systems
              Revenue, 6.13%, 10/15/08,
              Callable 10/15/02 @ 102, FGIC ...     1,550
  1,340     Hamilton County, GO, 4.75%,
              12/1/06 .........................     1,444
  1,500     Hamilton County, Hospital
              Facilities Revenue, Bethesda
              Hospital, Series A, 6.25%,
              1/1/12, Callable 1/1/03 @ 102 ...     1,566
  1,335     Housing Finance Agency, Mortgage
              Revenue, Series C, AMT, 3.75%,
              9/1/04, GNMA ....................     1,371
    930     Housing Finance Agency, Mortgage
              Revenue, Series C, AMT, 4.15%,
              9/1/06, GNMA ....................       958
  1,000     Housing Finance Agency, Mortgage
              Revenue, Series D, AMT, 4.20%,
              9/1/10 ..........................     1,004
    860     Housing Finance Agency, Mortgage
              Revenue, Series A-1, 6.20%,
              9/1/14, GNMA ....................       909
  1,250     Housing Finance Agency,
              Multi-Family Housing Revenue,
              AMT, 5.85%, 12/1/20, Callable
              12/1/10 @ 100 ...................     1,301
  2,685     Housing Finance Agency, Single
              Family Mortgage Revenue, 0.00%,
              1/15/15, Prerefunded 7/15/13 @
              86.08 ...........................     1,395
  1,000     Huron County, Correctional
              Facility, Issue I, GO, 5.70%,
              12/1/11, Callable 12/1/07 @ 102,
              MBIA ............................     1,099

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Ohio, continued:
 $2,535     Lakota School District, GO, 5.10%,
              12/1/14, Callable 12/1/08 @ 101,
              FGIC ............................  $  2,659
  1,000     Lorain County, Hospital Revenue,
              5.63%, 9/1/14, Callable 9/1/07 @
              102, MBIA .......................     1,076
  1,000     Lorain County, Hospital Revenue,
              Catholic Healthcare Partners,
              6.00%, 9/1/05, MBIA .............     1,104
  1,000     Lorain County, Hospital Revenue,
              Catholic Healthcare Partners,
              5.63%, 9/1/12, Callable 9/1/07 @
              102, MBIA .......................     1,084
  1,000     Lucas County, Hospital Group
              Revenue, 5.63%, 11/15/13,
              Callable 11/15/09 @ 101,
              AMBAC ...........................     1,095
  1,000     Lucas County, Hospital Group
              Revenue, 5.63%, 11/15/15,
              Callable 11/15/09 @ 101,
              AMBAC ...........................     1,084
  2,430     Lucas County, Multi-Family Housing
              Revenue, 5.20%, 11/1/18, Callable
              11/1/08 @ 102 ...................     2,439
  2,700     Mahoning Valley Sanitation
              District, Revenue, 5.13%,
              12/15/16, Callable 12/15/08 @
              101, FSA ........................     2,810
  2,500     Middleburg Heights, Hospital
              Revenue, 5.70%, 8/15/10, Callable
              8/15/08 @ 102, FSA ..............     2,776
  1,000     Minster Local School District, GO,
              5.50%, 12/1/18, Callable 12/1/10
              @ 101, FSA ......................     1,066
  1,000     Montgomery County Hospital,
              Grandview Hospital, Revenue,
              5.35%, 12/1/08, Callable 12/1/07
              @ 102, ETM ......................     1,107
  1,575     Montgomery County Hospital,
              Grandview Hospital, Revenue,
              5.65%, 12/1/12, Prerefunded
              12/1/09 @ 100 ...................     1,783
  1,275     Montgomery County, Catholic Health,
              Revenue, 4.00%, 9/1/06 ..........     1,310
  1,750     Montgomery County, Catholic Health,
              Revenue, 4.25%, 9/1/09 ..........     1,759
    560     Montgomery County, Sisters of
              Charity, Revenue, Series A,
              6.50%, 5/15/08, Callable 5/15/03
              @ 101, MBIA .....................       568
  1,495     Newark, GO, 0.00%, 12/1/11,
              FGIC ............................       997

Continued

One Group Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       95
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Ohio, continued:
 $1,000     Ohio Capital Corp., Multi-Family
              Housing Revenue, Series M, 5.90%,
              2/1/14, Callable 2/1/03 @ 100,
              FHA .............................  $  1,007
  1,000     Ohio State University, General
              Receipts, Revenue, 5.50%,
              12/1/15, Callable 12/1/09 @
              101 .............................     1,079
    500     Olentangy Local School District,
              GO, 7.75%, 12/1/11, BIG .........       645
    565     Olmsted Falls School District, GO,
              6.85%, 12/15/11, Prerefunded
              12/15/04 @ 102, FGIC ............       641
  1,845     Parma City School District, GO,
              4.50%, 12/1/05, MBIA ............     1,962
  1,000     Plain Local School District, GO,
              5.80%, 12/1/15, Callable 12/1/10
              @ 100, FGIC .....................     1,111
  2,600     Portage County, Revenue, Robinson
              Memorial Hospital Project, 5.63%,
              11/15/07, Callable 11/15/04 @
              102, MBIA .......................     2,790
  1,160     Reading, Revenue, St. Mary's
              Educational Institute, Asset
              Guaranty, 5.65%, 2/1/12, Callable
              2/1/10 @ 100 ....................     1,252
  1,000     Reading, Revenue, St. Mary's
              Educational Institute, Asset
              Guaranty, 5.70%, 2/1/13, Callable
              2/1/10 @ 100 ....................     1,078
  1,000     Sandusky County, Hospital Facility
              Revenue, Memorial Hospital,
              5.10%, 1/1/09, Callable 1/1/08 @
              102 .............................       993
    900     Sandusky School District, GO,
              7.30%, 12/1/10, Callable 12/1/02
              @ 100 ...........................       913
  1,000     Shaker Heights City Schools, GO,
              7.10%, 12/15/10 .................     1,166
  1,260     Southwest Licking Local School
              District, GO, 5.75%, 12/1/14,
              FGIC ............................     1,435
  1,710     Springfield County, School
              District, GO, 0.00%, 12/1/12,
              AMBAC ...........................     1,079
  1,575     State Building Authority, Adult
              Correction Facilities, Revenue,
              5.00%, 10/1/05, FSA .............     1,695
  1,000     State Building Authority, Highway
              Safety Building, Revenue, 5.38%,
              10/1/09, Callable 4/1/07 @ 101,
              AMBAC ...........................     1,083

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Ohio, continued:
 $2,480     State Building Authority, Revenue,
              5.25%, 10/1/17, Callable 10/1/09
              @ 101 ...........................  $  2,587
  1,000     State Building Authority, State
              Facilities, Administration
              Building Funds, Revenue, Series
              A, 5.75%, 10/1/06, Callable
              10/1/04 @ 102, MBIA .............     1,101
  1,000     State Building Authority, State
              Facilities, Administration
              Building, Revenue, Project A,
              5.00%, 4/1/06, FSA ..............     1,077
  2,000     State Building Authority, State
              Facilities, Administration
              Building, Revenue, Project B,
              5.25%, 10/1/08, FSA .............     2,196
  1,000     State Building Authority, State
              Facilities, Adult Correction,
              Revenue, Series A, 5.50%,
              10/1/08, FSA ....................     1,114
  1,000     State Building Authority, State
              Facilities, Adult Correction,
              Revenue, Series A, 5.50%,
              10/1/14, FSA ....................     1,093
  2,000     State Building Authority, State
              Facilities, Adult Correctional
              Building, Revenue, Series A,
              6.13%, 10/1/09, Callable 10/1/03
              @ 102 ...........................     2,152
  1,000     State Building Authority, State
              Facilities, Adult Correctional
              Building, Revenue, Series A,
              5.50%, 4/1/13, Callable 4/1/07 @
              101, AMBAC ......................     1,064
  1,165     State Building Authority, State
              Facilities, Transportation
              Building Fund, Revenue, Series A,
              6.50%, 9/1/09, Callable 9/1/04 @
              102, AMBAC ......................     1,298
  2,765     State Common Schools, Series A, GO,
              5.00%, 9/15/08 ..................     3,001
  1,630     State Common Schools, Series B, GO,
              5.50%, 9/15/08 ..................     1,817
  1,110     State Conservation Project, Series
              A, GO, 4.00%, 9/1/10 ............     1,123
  2,500     State Educational Loan Revenue,
              Series A-1, AMT, 5.55%, 12/1/11,
              Callable 6/1/07 @ 102, AMBAC ....     2,649
  1,750     State Elementary & Secondary
              Education, Revenue, 5.63%,
              12/1/06 .........................     1,949
  2,510     State Fresh Water Development,
              Water Revenue, 5.80%, 6/1/11,
              Callable 6/1/05 @ 102, AMBAC ....     2,870

Continued

One Group Ohio Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       96
Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Ohio, continued:
 $1,000     State Higher Educational
              Facilities, Denison University,
              Revenue, 5.25%, 11/1/16, Callable
              11/1/06 @ 101 ...................  $  1,032
  3,750     State Higher Educational
              Facilities, Revenue, 0.00%,
              12/1/13, Callable 12/1/06 @ 101,
              AMBAC ...........................     3,537
  2,000     State Higher Educational
              Facilities, Series B, GO, 5.25%,
              5/1/08 ..........................     2,191
  1,500     State Higher Educational
              Facilities, Series II-A, 5.00%,
              12/1/04 .........................     1,604
  1,000     State Higher Educational Loan,
              Revenue, Series A-1, AMT, 5.40%,
              12/1/09, Callable 6/1/07 @ 102,
              AMBAC ...........................     1,066
  1,955     State Infrastructure Improvements,
              GO, 5.75%, 2/1/16, Callable
              2/1/10 @ 100 ....................     2,132
  1,090     State Mental Health Facilities,
              Revenue, Series II-B, 4.00%,
              6/1/04 ..........................     1,131
  1,500     State Mental Health Facilities,
              Revenue, Series II-B, 5.50%,
              6/1/16, Callable 6/1/11 @ 100 ...     1,615
  1,000     State Pollution Control, Revenue,
              5.63%, 3/1/15 ...................     1,039
  2,000     State Revenue, Major New State
              Infrastructure, 5.00%,
              6/15/06 .........................     2,159
  1,500     State Turnpike Commission, Revenue,
              5.50%, 2/15/15, Callable 2/15/11
              @ 100 ...........................     1,621
  5,155     State Turnpike Commission, Revenue,
              Series A, 5.50%, 2/15/14 ........     5,718
  1,810     State Water Development Authority,
              Pollution Control Facilities
              Revenue, 5.25%, 6/1/06 ..........     1,971
  1,000     State Water Development Authority,
              Pollution Control Facilities
              Revenue, 5.50%, 12/1/09, Callable
              6/1/05 @ 101, MBIA ..............     1,094
  2,250     State Water Development Authority,
              Pollution Control Facilities
              Revenue, 5.50%, 6/1/13, Callable
              12/1/07 @ 101 ...................     2,412
  1,500     State Water Development Authority,
              Water Development Revenue, 7.00%,
              12/1/09, Callable 6/1/03 @ 100,
              ETM .............................     1,770
  2,370     State Water Development Authority,
              Water Pollution Control Revenue,
              4.00%, 6/1/09 ...................     2,420

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Ohio, continued:
 $  110     Strongsville, GO, 6.70%, 12/1/11,
              Callable 12/1/06 @ 102 ..........  $    128
    890     Strongsville, GO, 6.70%, 12/1/11,
              Callable 12/1/06 @ 102 ..........     1,047
  1,000     Toledo, GO, 5.63%, 12/1/11,
              Callable 12/1/06 @ 102, AMBAC ...     1,083
    905     Toledo, Lucas County Port
              Authority, Development Revenue,
              Northwest Ohio Bond Funding,
              Series E, AMT, Series E, AMT,
              6.10%, 11/15/10 .................       902
  1,370     Toledo, Lucas County Port
              Authority, Development Revenue,
              Northwest Ohio Bond Funding,
              Series F, AMT, Series F, AMT,
              6.00%, 11/15/07 .................     1,426
  2,015     Toledo, Lucas County Port
              Authority, Revenue, 5.10%,
              5/15/12, Callable 5/15/09 @
              102 .............................     1,866
  1,000     Toledo, Lucas County Port
              Authority, Revenue, AMT, 6.13%,
              11/15/09 ........................     1,053
    800     Toledo, Sewer System Revenue,
              6.20%, 11/15/02, AMBAC ..........       814
  1,000     Toledo, Sewer System Revenue,
              5.25%, 11/15/13, Callable
              11/15/09 @ 102 ..................     1,081
  1,000     University of Cincinnati, General
              Receipts, Revenue, 5.75%, 6/1/13,
              Callable 6/1/06 @ 101 ...........     1,071
  1,000     University of Cincinnati, Revenue,
              Series R-2, 6.25%, 6/1/09,
              Callable 12/1/02 @ 102 ..........     1,040
  1,000     University of Dayton, 2001 Project,
              Revenue, 5.38%, 12/1/17 .........     1,063
  1,135     University of Toledo, Ohio Reciepts
              Bonds, Revenue, 5.25%, 6/1/17,
              FGIC ............................     1,188
  1,000     West Geauga Local School District,
              GO, 5.00%, 11/1/10, AMBAC .......     1,079
  1,680     Westerville City School District,
              GO, 5.25%, 12/1/18, Callable
              6/1/11 @ 100, MBIA ..............     1,747
  1,000     Westerville, Minerva Park & Blendon
              Joint Township, St. Ann's
              Hospital, Revenue, Series B,
              6.80%, 9/15/06, Callable 9/15/02
              @ 101, AMBAC ....................     1,025

Continued

One Group Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       97
                                                                          Report

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Municipal Bonds, continued:
Ohio, continued:
 $2,750     Westerville, Minerva Park & Blendon
              Joint Township, St. Ann's
              Hospital, Revenue, Series B,
              7.00%, 9/15/12, Callable 9/15/02
              @ 101, AMBAC ....................  $  2,820
                                                 --------
                                                  223,484
                                                 --------
Texas (0.5%):
  2,500     Southeast, Housing Finance Corp.,
              Revenue, 0.00%, 9/1/17, MBIA ....     1,175
                                                 --------
Washington (0.5%):
  1,000     State, GO, Series A & AT-6, 6.25%,
              2/1/11 ..........................     1,147
                                                 --------
West Virginia (0.4%):
  1,000     Economic Development, Public and
              Juvenile Correctional Facility,
              Revenue, 4.25%, 6/1/09, MBIA ....     1,031
                                                 --------
  Total Municipal Bonds                           233,309
                                                 --------

 Shares
   or
Principal
 Amount            Security Description           Value
---------   -----------------------------------  --------
Investment Companies (3.9%):
  3,017     Blackrock Ohio Municipal Money
              Market ..........................  $  3,017
  2,770     Blackrock Provident Institutional
              Funds, Tax-Free Money Market ....     2,770
    311     Fidelity Ohio Tax Free Money Market
              Fund ............................       311
  3,324     One Group Ohio Municipal Money
              Market Fund, Class I ............     3,324
                                                 --------
  Total Investment Companies                        9,422
                                                 --------
Total (Cost $229,756)(a)                         $242,731
                                                 ========

------------
Percentages indicated are based on net assets of $243,323.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $13,425
                   Unrealized depreciation......................     (450)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $12,975
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       98
Report

One Group West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
(Amounts in thousands)

 Shares
   or
Principal
 Amount             Security Description           Value
---------   ------------------------------------  -------
 Municipal Bonds (98.2%):
Kansas (1.9%):
 $3,225     Labette County, Single Family
              Mortgage, Revenue, 0.00%,
              12/1/14 ..........................  $ 1,802
                                                  -------
Maryland (0.8%):
  2,365     Prince Georges County Housing
              Authority, Multi-Family Housing
              Revenue, Foxglenn Apartments,
              Series A, AMT, 0.00%, 5/20/22,
              Callable 5/20/03 @ 34.06 .........      766
                                                  -------
Ohio (0.6%):
    500     Columbus, GO, 8.13%, 5/1/04 ........      554
                                                  -------
Puerto Rico (4.0%):
  2,400     Commonwealth, GO, 5.75%, 7/1/17,
              Callable 7/1/07 @ 101.50 .........    2,750
  1,000     Industrial Tourist, Educational,
              Medical and Environmental Control
              Facilities, Revenue, Auxilio Mutuo
              Hospital Obligation Group, 5.80%,
              7/1/06, Callable 1/1/05 @ 102,
              MBIA .............................    1,094
                                                  -------
                                                    3,844
                                                  -------
West Virginia (90.9%):
  1,000     Berkeley County, Building Community,
              Hospital Revenue, City Hospital
              Project, 6.50%, 11/1/09, Callable
              11/1/02 @ 102 ....................    1,026
    900     Berkeley County, Education Board,
              GO, 5.60%, 4/1/03 ................      927
  1,525     Brooke Pleasants Tyler & Wetzel
              Counties, Single Family Mortgage,
              Revenue, 7.40%, 8/15/10, ETM .....    1,898
  1,670     Cabell County, Education Board, GO,
              6.60%, 5/1/04, MBIA, ETM .........    1,809
  1,500     Cabell County, Education Board, GO,
              6.00%, 5/1/06, MBIA, ETM .........    1,674
     70     Charles Town Residential Mortgage,
              Revenue, Series A, 5.40%,
              9/1/02 ...........................       70
     70     Charles Town Residential Mortgage,
              Revenue, Series A, 5.55%,
              3/1/03 ...........................       70
     55     Charles Town Residential Mortgage,
              Revenue, Series A, 5.70%, 9/1/04,
              Callable 3/1/03 @ 102 ............       56
    845     Charleston Building Community, Lease
              Revenue, 5.30%, 6/1/12, Callable
              6/1/09 @ 102 .....................      870
  1,010     Charleston Parking Revenue, Series
              B, 6.75%, 6/1/08, Callable 12/1/04
              @ 102 ............................    1,130

 Shares
   or
Principal
 Amount             Security Description           Value
---------   ------------------------------------  -------
Municipal Bonds, continued:
West Virginia, continued:
 $1,120     Charleston Urban Renewal Authority
              Lease, Diamond Project, Revenue,
              Series A, 5.75%, 12/15/18,
              Callable 12/15/09 @ 102, FSA .....  $ 1,218
  1,020     Clarksburg Water Revenue, Capital
              Appreciation, Asset Guaranty,
              0.00%, 9/1/08, FSA ...............      809
  1,000     Clarksburg Water Revenue, Capital
              Appreciation, Asset Guaranty,
              0.00%, 9/1/11, FSA ...............      671
  1,000     Economic Development Authority,
              Lease Revenue, Capitol Parking
              Garage Project, 5.63%, 6/1/16,
              AMBAC ............................    1,080
    790     Fairmont, Waterworks Revenue, 5.30%,
              7/1/09, Callable 7/1/07 @ 102,
              MBIA .............................      860
    925     Fairmont, Waterworks Revenue, 5.50%,
              7/1/12, Callable 7/1/07 @ 102,
              MBIA .............................      998
  2,500     Harrison County, Board of Education,
              GO, 6.40%, 5/1/07, FGIC ..........    2,870
  2,000     Harrison County, Community SO,
              Revenue, Series A, 6.25%, 5/15/10,
              ETM ..............................    2,238
  1,500     Harrison County, Education Board,
              GO, 6.30%, 5/1/05, FGIC ..........    1,656
    735     Jackson County, Residential Mortgage
              Revenue, 7.38%, 6/1/10, FGIC .....      907
  1,000     Jefferson County Board of Education,
              Public School, GO, 5.25%,
              7/1/09 ...........................    1,094
  3,260     Kanawha Mercer & Nicholas Counties,
              Single Family Mortgage Revenue,
              0.00%, 2/1/15, Prerefunded 2/1/14
              @ 89.85 ..........................    1,707
  4,550     Kanawha-Putnam County, Single Family
              Mortgage Revenue, Series A, 0.00%,
              12/1/16, AMBAC, ETM ..............    2,216
  1,535     Keyser Housing Corp., Mortgage,
              Revenue, 7.25%, 4/1/21, Callable
              11/1/02 @ 100 ....................    1,539
  1,065     Marion County, Single Family
              Mortgage Revenue, 7.38%, 8/1/11,
              FGIC, ETM ........................    1,333
    500     Marshall County, SO, 6.50%, 5/15/10,
              ETM ..............................      579
  1,000     Monongalia County, Board of
              Education, GO, 7.00%, 4/1/03,
              MBIA .............................    1,041
    440     Monongalia County, Board of
              Education, GO, 7.00%, 4/1/04,
              MBIA .............................      478

Continued

One Group West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                       99
                                                                          Report

 Shares
   or
Principal
 Amount             Security Description           Value
---------   ------------------------------------  -------
Municipal Bonds, continued:
West Virginia, continued:
 $  300     Monongalia County, Board of
              Education, GO, 7.00%, 4/1/05,
              MBIA .............................  $   336
  1,000     Monongalia County, Building
              Community, Healthcare Revenue,
              5.75%, 11/15/14, Callable 11/15/02
              @ 102 ............................      931
  1,295     Parkersburg Waterworks & Sewer
              System, Revenue, 5.50%, 3/1/10,
              Callable 9/1/06 @ 102, FSA .......    1,396
  1,335     Parkersburg Waterworks & Sewer
              System, Revenue, 5.50%, 9/1/10,
              Callable 9/1/06 @ 102, FSA .......    1,439
  1,000     Pleasants County, PCR, Potomac
              Power, 6.15%, 5/1/15, Callable
              5/1/05 @ 102, MBIA ...............    1,091
  1,750     Pleasants County, PCR, West Penn
              Power, 6.15%, 5/1/15, Callable
              5/1/05 @ 102, AMBAC ..............    1,909
  2,000     Raleigh Fayette & Nicholas Counties,
              SO, 6.25%, 8/1/11, ETM ...........    2,334
    200     School Building Authority, Revenue,
              Capital Improvement, Series B,
              6.75%, 7/1/06, MBIA ..............      229
  2,825     School Building Authority, Revenue,
              Capital Improvement, 5.50%,
              7/1/11, Callable 7/1/07 @ 102,
              AMBAC ............................    3,058
  1,000     School Building Authority, Revenue,
              Capital Improvement, Series B,
              6.00%, 7/1/12, Callable 7/1/02 @
              100, MBIA ........................    1,000
  3,500     School Building Authority, Revenue,
              Capital Improvement, Series B,
              5.40%, 7/1/17, Callable 7/1/07 @
              102, FSA .........................    3,651
  1,000     State Building, Lottery Commission
              Revenue, Series A, 5.25%, 7/1/08,
              Callable 7/1/07 @ 102, MBIA ......    1,091
  1,000     State Building, Lottery Commission
              Revenue, Series A, 5.25%, 7/1/09,
              Callable 7/1/07 @ 102, MBIA ......    1,084
  1,000     State Capital Appreciation
              Infrastructure, Series A, GO,
              0.00%, 11/1/13, FGIC .............      594
  1,000     State Capital Appreciation
              Infrastructure, Series A, GO,
              0.00%, 11/1/14, FGIC .............      559
  1,440     State Higher Education, Interim
              Governing Board, Revenue, Marshall
              University, Series A, 5.25%,
              5/1/16, Callable 5/1/11 @ 100,
              FGIC .............................    1,513

 Shares
   or
Principal
 Amount             Security Description           Value
---------   ------------------------------------  -------
Municipal Bonds, continued:
West Virginia, continued:
 $1,600     State Higher Education, Interim
              Governing Board, Revenue, Marshall
              University, Series A, 5.25%,
              5/1/18, Callable 5/1/11 @ 100,
              FGIC .............................  $ 1,658
    500     State Hospital Finance Authority,
              Hospital Revenue, 5.70%, 1/1/04,
              Callable 1/1/03 @ 102, MBIA ......      512
  2,350     State Hospital Finance Authority,
              Hospital Revenue, 5.10%, 6/1/06,
              Callable 6/1/03 @ 102, MBIA ......    2,438
  1,000     State Hospital Finance Authority,
              Hospital Revenue, 5.13%, 9/1/06,
              Callable 9/1/05 @ 102, MBIA ......    1,078
    895     State Hospital Finance Authority,
              Hospital Revenue, 6.50%, 9/1/16,
              ETM ..............................    1,080
    190     State Housing Development, Revenue,
              6.30%, 11/1/03, Callable 7/17/02 @
              103, FHA .........................      196
    195     State Housing Development, Revenue,
              6.40%, 5/1/04, Callable 7/17/02 @
              103, FHA .........................      201
    205     State Housing Development, Revenue,
              6.40%, 11/1/04, Callable 7/17/02 @
              103, FHA .........................      212
  1,000     State Housing Development, Revenue,
              Series E, 3.75%, 11/1/08 .........    1,013
  1,000     State Housing Development, Revenue,
              Series E, 4.00%, 5/1/09 ..........    1,016
    245     State Housing Development, Revenue,
              6.75%, 11/1/10, Callable 7/17/02 @
              103, FHA .........................      253
    315     State Housing Development, Revenue,
              6.75%, 5/1/11, Callable 7/17/02 @
              103, FHA .........................      325
    320     State Housing Development, Revenue,
              6.75%, 11/1/11, Callable 7/17/02 @
              103, FHA .........................      330
    655     State Housing Development, Revenue,
              AMT, 5.65%, 11/1/15, Callable
              11/1/07 @ 102 ....................      684
  1,500     State Roads, GO, 5.20%, 6/1/14,
              Callable 6/1/09 @ 101 ............    1,587
  1,075     State Roads, GO, 5.25%, 6/1/16,
              Callable 6/1/09 @ 101, FSA .......    1,130
    970     State Roads, GO, 5.50%, 6/1/17,
              Callable 6/1/10 @ 101, FGIC ......    1,037
  1,500     State University, Revenue, 5.75%,
              4/1/03, AMBAC ....................    1,548
  1,500     State University, Revenue, 5.75%,
              4/1/04, Callable 4/1/03 @ 102,
              AMBAC ............................    1,572

Continued

One Group West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      100
Report

 Shares
   or
Principal
 Amount             Security Description           Value
---------   ------------------------------------  -------
Municipal Bonds, continued:
West Virginia, continued:
 $1,000     State University, Revenue, 6.00%,
              4/1/07, Callable 4/1/03 @ 102,
              AMBAC ............................  $ 1,051
  1,000     State University, Revenue, 6.00%,
              4/1/12, Callable 4/1/03 @ 102,
              AMBAC ............................    1,052
  1,200     State, GO, 6.10%, 6/1/03, Callable
              7/26/02 @ 100 ....................    1,204
  1,000     State, GO, 5.25%, 6/1/08, FGIC .....    1,095
  1,000     State, GO, Series B, AMT, 5.80%,
              11/1/11, Callable 11/1/06 @ 102,
              FGIC .............................    1,074
  1,000     State, GO, Series B, AMT, 5.85%,
              11/1/12, Callable 11/1/06 @ 102,
              FGIC .............................    1,074
  1,000     State, GO, 5.75%, 6/1/13, Callable
              6/1/09 @ 101 .....................    1,102
  1,000     State, GO, 5.75%, 6/1/15, Callable
              6/1/09 @ 101 .....................    1,092
  1,000     University Revenue, 0.00%,
              4/1/16 ...........................      507
  1,000     University Revenue, 0.00%,
              4/1/17 ...........................      476
  1,000     University Revenue, 0.00%,
              4/1/18 ...........................      444
    750     University Revenue, State University
              System, Marshall University
              Library, 5.60%, 4/1/11, Callable
              4/1/06 @ 101, AMBAC ..............      797

 Shares
   or
Principal
 Amount             Security Description           Value
---------   ------------------------------------  -------
Municipal Bonds, continued:
West Virginia, continued:
 $  620     Water Development Authority,
              Infrastructure Revenue, Series A,
              5.35%, 10/1/13, Callable 10/1/10 @
              100, FSA .........................  $   667
    770     Water Development Authority,
              Infrastructure Revenue, Series A,
              5.40%, 10/1/14, Callable 10/1/10 @
              100, FSA .........................      825
  1,000     West Virginia School Building
              Authority, Revenue, Capital
              Improvement, 4.00%, 7/1/10,
              AMBAC ............................    1,006
  1,000     Wheeling Waterworks & Sewer System,
              Revenue, 5.40%, 6/1/11, Callable
              6/1/07 @ 100, FGIC ...............    1,061
                                                  -------
                                                   87,436
                                                  -------
  Total Municipal Bonds                            94,402
                                                  -------
Investment Companies (2.1%):
    964     Blackrock Provident Institutional
              Funds, Tax-Free Money Market .....      964
  1,017     One Group Municipal Money Market
              Fund, Class I ....................    1,017
                                                  -------
  Total Investment Companies                        1,981
                                                  -------
Total (Cost $89,572)(a)                           $96,383
                                                  =======

------------
Percentages indicated are based on net assets of $96,047.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $6,882
                   Unrealized depreciation......................     (69)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $6,813
                                                                  ======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      101
                                                                          Report

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------
Schedule of Portfolio Investments
Abbreviations

ACA          Insured by American Capital Access

AMBAC        Insured by AMBAC Indemnity Corporation

AMT          Alternative Minimum Tax Paper

BIG          Insured by Bond Insurance Guarantee

EDR          Economic Development Revenue

ETM          Escrowed to Maturity

FGIC         Insured by Financial Guaranty Insurance Corporation

FHA          Federal Housing Administration

FHLB         Federal Home Loan Bank

FHLMC        Insured by Freddie Mac

FNMA         Insured by Fannie Mae

FSA          Insured by Federal Security Assurance

GNMA         Insured by Government National Mortgage Association

GO           General Obligation

GSL          Guaranteed Student Loans

IDA          Industrial Development Authority

IDR          Industrial Development Revenue

LO           Limited Obligation

LOC          Letter of Credit

MBIA         Insured by Municipal Bond Insurance Association

PCR          Pollution Control Revenue

PSFG         Permanent School Funding Guarantee

SO           Special Obligation

VA           Veterans Administration

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      102
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Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
(Amounts in thousands, except per share amounts)

                                          Short-Term   Intermediate   Tax-Free   Municipal     Arizona
                                          Municipal      Tax-Free       Bond       Income     Municipal
                                          Bond Fund     Bond Fund       Fund        Fund      Bond Fund
                                          ----------   ------------   --------   ----------   ---------
Assets:
Investments, at cost ...................   $305,995      $647,601     $555,974   $1,264,955   $159,158
Unrealized appreciation (depreciation)
  from investments .....................      3,386        35,080       42,173       33,961      9,413
                                           --------      --------     --------   ----------   --------
Investments, at value ..................    309,381       682,681      598,147    1,298,916    168,571
Cash ...................................      1,509           646           --        4,827         19
Interest and dividends receivable ......      3,096         9,030        9,213       15,352      3,281
Receivable for capital shares issued ...      1,170            40           52          660      1,285
Receivable from brokers for investments
  sold .................................         --        19,693           --       20,036         --
Deferred organization costs ............          6            --           --           --         --
Prepaid expenses and other assets ......         --             1            1            3         --
                                           --------      --------     --------   ----------   --------
Total Assets ...........................    315,162       712,091      607,413    1,339,794    173,156
                                           --------      --------     --------   ----------   --------
Liabilities:
Dividends payable ......................        759         2,495        2,421        4,806        642
Payable to brokers for investments
  purchased ............................      1,583        31,668           --       52,829         --
Payable for capital shares redeemed ....         15           702          531          855         --
Accrued expenses and other payables:
  Investment advisory fees .............         83           232          200          421         57
  Administration fees ..................         39            90           81          170         23
  Distribution fees ....................         35            16           20          148          2
  Other ................................         31           148           45          272         69
                                           --------      --------     --------   ----------   --------
Total Liabilities ......................      2,545        35,351        3,298       59,501        793
                                           --------      --------     --------   ----------   --------
Net Assets:
Capital ................................    309,084       655,122      565,578    1,282,778    164,287
Undistributed (distributions in excess
  of) net investment income ............         13            97           65          124         14
Accumulated undistributed net realized
  gains (losses) from investment
  transactions .........................        134       (13,559)      (3,701)     (36,570)    (1,351)
Net unrealized appreciation
  (depreciation) from investments ......      3,386        35,080       42,173       33,961      9,413
                                           --------      --------     --------   ----------   --------
Net Assets .............................   $312,617      $676,740     $604,115   $1,280,293   $172,363
                                           ========      ========     ========   ==========   ========
Net Assets:
  Class I ..............................   $219,485      $621,073     $539,253   $  959,322   $161,869
  Class A ..............................     49,927        46,752       51,859      166,452      9,462
  Class B ..............................      7,728         8,915       13,003      111,849      1,032
  Class C ..............................     35,477            --           --       42,670         --
                                           --------      --------     --------   ----------   --------
Total ..................................   $312,617      $676,740     $604,115   $1,280,293   $172,363
                                           ========      ========     ========   ==========   ========
Outstanding Units of Beneficial Interest
  (Shares):
  Class I ..............................     21,437        56,174       41,832       96,984     16,316
  Class A ..............................      4,888         4,229        4,017       16,762        962
  Class B ..............................        752           805        1,009       11,315        104
  Class C ..............................      3,451            --           --        4,319         --
                                           --------      --------     --------   ----------   --------
Total ..................................     30,528        61,208       46,858      129,380     17,382
                                           ========      ========     ========   ==========   ========
Net Asset Value
  Class I -- Offering and redemption
    price per share ....................   $  10.24      $  11.05     $  12.89   $     9.89   $   9.92
                                           ========      ========     ========   ==========   ========
  Class A -- Redemption price per
    share ..............................   $  10.21      $  11.05     $  12.91   $     9.93   $   9.84
                                           ========      ========     ========   ==========   ========
    Maximum sales charge ...............       3.00%         4.50%        4.50%        4.50%      4.50%
                                           ========      ========     ========   ==========   ========
    Maximum offering price per share
      (100%/(100% - maximum sales
      charge) of net asset value
      adjusted to the nearest cent) ....   $  10.53      $  11.57     $  13.52   $    10.40   $  10.30
                                           ========      ========     ========   ==========   ========
  Class B -- Offering price per share
    (a) ................................   $  10.28      $  11.08     $  12.89   $     9.89   $   9.92
                                           ========      ========     ========   ==========   ========
  Class C -- Offering price per share
    (a) ................................   $  10.28                              $     9.88
                                           ========                              ==========

------------

(a) Redemption price for Class B and Class C shares varies based on the length of time the shares are held.
See notes to financial statements.

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                                      103
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Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
(Amounts in thousands, except per share amounts)

                                          Kentucky    Louisiana   Michigan      Ohio      West Virginia
                                          Municipal   Municipal   Municipal   Municipal     Municipal
                                          Bond Fund   Bond Fund   Bond Fund   Bond Fund     Bond Fund
                                          ---------   ---------   ---------   ---------   -------------
Assets:
Investments, at cost ...................  $140,574    $143,636    $296,105    $229,756      $ 89,570
Unrealized appreciation (depreciation)
  from investments .....................     8,155       7,673      19,036      12,975         6,813
                                          --------    --------    --------    --------      --------
Investments, at value ..................   148,729     151,309     315,141     242,731        96,383
Cash ...................................       270          --          --          --            --
Interest and dividends receivable ......     2,179       1,956       3,217       2,214         1,110
Receivable for capital shares issued ...       133          90          39         683            15
Receivable from brokers for investments
  sold .................................        --          --          --         500            --
Prepaid expenses and other assets ......        --          --           1          --            --
                                          --------    --------    --------    --------      --------
Total Assets ...........................   151,311     153,355     318,398     246,128        97,508
                                          --------    --------    --------    --------      --------
Liabilities:
Dividends payable ......................       543         509       1,131         811           360
Payable to brokers for investments
  purchased ............................        --       2,111       2,992       1,500           996
Payable for capital shares redeemed ....        --          10          --         259            --
Accrued expenses and other payables:
  Investment advisory fees .............        49          49         103          78            32
  Administration fees ..................        20          20          42          32            13
  Distribution fees ....................        13          24          35          53             8
  Other ................................        58          64           8          72            52
                                          --------    --------    --------    --------      --------
Total Liabilities ......................       683       2,787       4,311       2,805         1,461
                                          --------    --------    --------    --------      --------
Net Assets:
Capital ................................   145,142     144,699     306,422     238,762        90,851
Undistributed (distributions in excess
  of) net investment income ............        25          23          38          56            15
Accumulated undistributed net realized
  gains (losses) from investment
  transactions .........................    (2,694)     (1,827)    (11,409)     (8,470)       (1,632)
Net unrealized appreciation
  (depreciation) from investments ......     8,155       7,673      19,036      12,975         6,813
                                          --------    --------    --------    --------      --------
Net Assets .............................  $150,628    $150,568    $314,087    $243,323      $ 96,047
                                          ========    ========    ========    ========      ========
Net Assets:
  Class I ..............................  $122,970    $ 68,446    $216,149    $136,759      $ 79,617
  Class A ..............................    13,099      69,037      69,371      47,914         6,422
  Class B ..............................    14,559      13,085      28,567      58,650        10,008
                                          --------    --------    --------    --------      --------
Total ..................................  $150,628    $150,568    $314,087    $243,323      $ 96,047
                                          ========    ========    ========    ========      ========
Outstanding Units of Beneficial Interest
  (Shares):
  Class I ..............................    11,922       6,706      19,946      12,468         7,812
  Class A ..............................     1,269       6,763       6,397       4,352           625
  Class B ..............................     1,419       1,281       2,732       5,290           975
                                          --------    --------    --------    --------      --------
Total ..................................    14,610      14,750      29,075      22,110         9,412
                                          ========    ========    ========    ========      ========
Net Asset Value
  Class I -- Offering and redemption
    price per share ....................  $  10.31    $  10.20    $  10.83    $  10.97      $  10.19
                                          ========    ========    ========    ========      ========
  Class A -- Redemption price per
    share ..............................  $  10.32    $  10.21    $  10.84    $  11.01      $  10.27
                                          ========    ========    ========    ========      ========
    Maximum sales charge ...............      4.50%       4.50%       4.50%       4.50%         4.50%
                                          ========    ========    ========    ========      ========
    Maximum offering price per share
      (100%/(100% - maximum sales
      charge) of net asset value
      adjusted to the nearest cent) ....  $  10.81    $  10.69    $  11.35    $  11.53      $  10.75
                                          ========    ========    ========    ========      ========
  Class B -- Offering price per share
    (a) ................................  $  10.26    $  10.21    $  10.45    $  11.08      $  10.26
                                          ========    ========    ========    ========      ========

------------

(a) Redemption price for Class B shares varies based on the length of time the shares are held.
See notes to financial statements.

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Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------

Statements of Operations
(Amounts in thousands)

                                               Short-Term   Intermediate               Municipal    Arizona
                                               Municipal      Tax-Free     Tax-Free     Income     Municipal
                                               Bond Fund     Bond Fund     Bond Fund     Fund      Bond Fund
                                               ----------   ------------   ---------   ---------   ---------
Investment Income:
Interest income .............................    $8,237       $34,703       $32,868     $65,255     $ 9,097
Dividend income .............................       173           396           182         760          23
                                                 ------       -------       -------     -------     -------
Total Income ................................     8,410        35,099        33,050      66,015       9,120
                                                 ------       -------       -------     -------     -------
Expenses:
Investment advisory fees ....................     1,258         4,212         2,807       5,670         804
Administration fees .........................       338         1,132         1,006       2,033         288
Distribution fees (Class A) .................        94           143           176         592          15
Distribution fees (Class B) .................        43            84           105       1,081           9
Distribution fees (Class C) .................       100(a)         --            --         332          --
Custodian fees ..............................         7            11            12          34           6
Legal and audit fees ........................         6             5             6          13           5
Trustees' fees and expenses .................         2             5             6          16           2
Transfer agent fees .........................        10            10            16          87           2
Registration and filing fees ................        31            23            28          65          11
Printing and mailing costs ..................        17            16            19          53           6
Organization costs ..........................         6            --            --          --          --
Other .......................................        23            33            30          94          19
                                                 ------       -------       -------     -------     -------
Total expenses before waivers ...............     1,935         5,674         4,211      10,070       1,167
Less waivers ................................      (608)       (1,355)         (373)       (941)        (94)
                                                 ------       -------       -------     -------     -------
Net Expenses ................................     1,327         4,319         3,838       9,129       1,073
                                                 ------       -------       -------     -------     -------
Net Investment Income .......................     7,083        30,780        29,212      56,886       8,047
                                                 ------       -------       -------     -------     -------
Realized/Unrealized Gains (Losses) from
  Investment Transactions:
Net realized gains (losses) from investment
  transactions ..............................       688         6,476         2,018       1,994       1,318
Net change in unrealized appreciation
  (depreciation) from investments ...........     2,215         8,743         6,254      10,038       1,833
                                                 ------       -------       -------     -------     -------
Net realized/unrealized gains (losses) from
  investment transactions ...................     2,903        15,219         8,272      12,032       3,151
                                                 ------       -------       -------     -------     -------
Change in net assets resulting from
  operations ................................    $9,986       $45,999       $37,484     $68,918     $11,198
                                                 ======       =======       =======     =======     =======

------------
(a) Period from commencement of operations of Class C Shares on November 1,
    2001.
See notes to financial statements.

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Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------
Statements of Operations
(Amounts in thousands)

                                               Kentucky    Louisiana   Michigan      Ohio      West Virginia
                                               Municipal   Municipal   Municipal   Municipal     Municipal
                                               Bond Fund   Bond Fund   Bond Fund   Bond Fund     Bond Fund
                                               ---------   ---------   ---------   ---------   -------------
Investment Income:
Interest income .............................   $7,747      $7,375      $15,728     $11,638       $5,202
Dividend income .............................       39          77          128         138           17
                                                ------      ------      -------     -------       ------
Total Income ................................    7,786       7,452       15,856      11,776        5,219
                                                ------      ------      -------     -------       ------
Expenses:
Investment advisory fees ....................      678         891        1,391       1,389          440
Administration fees .........................      243         240          499         373          158
Distribution fees (Class A) .................       36         232          227         133           21
Distribution fees (Class B) .................      143         121          245         538           82
Custodian fees ..............................        6           3           10          10            4
Legal and audit fees ........................        6           5            7           7            5
Trustees' fees and expenses .................        2           2            4           3            1
Transfer agent fees .........................       13          28           23          43            6
Registration and filing fees ................       10           8           33          18            9
Printing and mailing costs ..................        7           7           13          12            5
Other .......................................       30          24           28          32           18
                                                ------      ------      -------     -------       ------
Total expenses before waivers ...............    1,174       1,561        2,480       2,558          749
Less waivers ................................     (100)       (380)        (255)       (590)         (63)
                                                ------      ------      -------     -------       ------
Net Expenses ................................    1,074       1,181        2,225       1,968          686
                                                ------      ------      -------     -------       ------
Net Investment Income .......................    6,712       6,271       13,631       9,808        4,533
                                                ------      ------      -------     -------       ------
Realized/Unrealized Gains (Losses) from
  Investment Transactions:
Net realized gains (losses) from investment
  transactions ..............................      185         242          (51)        (85)           5
Net change in unrealized appreciation
  (depreciation) from investments ...........    1,611       1,562        5,158       3,751        1,264
                                                ------      ------      -------     -------       ------
Net realized/unrealized gains (losses) from
  investment transactions ...................    1,796       1,804        5,107       3,666        1,269
                                                ------      ------      -------     -------       ------
Change in net assets resulting from
  operations ................................   $8,508      $8,075      $18,738     $13,474       $5,802
                                                ======      ======      =======     =======       ======

See notes to financial statements.

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--------------------------------------------------------------------------------

Statements of Changes in Net Assets
(Amounts in thousands)

                                                   Short-Term Municipal       Intermediate Tax-Free              Tax-Free
                                                        Bond Fund                   Bond Fund                   Bond Fund
                                                 ------------------------    ------------------------    ------------------------
                                                        Year Ended                  Year Ended                  Year Ended
                                                         June 30,                    June 30,                    June 30,
                                                 ------------------------    ------------------------    ------------------------
                                                    2002          2001          2002          2001          2002          2001
                                                 ----------    ----------    ----------    ----------    ----------    ----------
From Investment Activities:
Operations:
   Net investment income ......................   $  7,083      $  5,563      $ 30,780      $ 34,572      $ 29,212      $ 31,135
   Net realized gains (losses) from investment
     transactions .............................        688           928         6,476         5,600         2,018         7,877
   Net change in unrealized appreciation
     (depreciation) from investments ..........      2,215         1,470         8,743        23,212         6,254        21,778
                                                  --------      --------      --------      --------      --------      --------
Change in net assets resulting from
 operations ...................................      9,986         7,961        45,999        63,384        37,484        60,790
                                                  --------      --------      --------      --------      --------      --------
Distributions to Class I Shareholders:
   From net investment income .................     (5,794)       (5,332)      (28,736)      (32,864)      (26,627)      (28,877)
Distributions to Class A Shareholders:
   From net investment income .................       (872)         (198)       (1,710)       (1,588)       (2,267)       (1,900)
Distributions to Class B Shareholders:
   From net investment income .................       (116)          (42)         (295)         (293)         (416)         (205)
Distributions to Class C Shareholders:
   From net investment income .................       (286)(a)
                                                  --------      --------      --------      --------      --------      --------
Change in net assets from shareholder
 distributions ................................     (7,068)       (5,572)      (30,741)      (34,745)      (29,310)      (30,982)
                                                  --------      --------      --------      --------      --------      --------
Capital Transactions:
Change in net assets from capital
 transactions .................................    163,751        23,054       (49,924)      (94,307)      (32,472)      (48,147)
                                                  --------      --------      --------      --------      --------      --------
Change in net assets ..........................    166,669        25,443       (34,666)      (65,668)      (24,298)      (18,339)
Net Assets:
   Beginning of period ........................    145,948       120,505       711,406       777,074       628,413       646,752
                                                  --------      --------      --------      --------      --------      --------
   End of period ..............................   $312,617      $145,948      $676,740      $711,406      $604,115      $628,413
                                                  ========      ========      ========      ========      ========      ========

                                                        Municipal               Arizona Municipal           Kentucky Municipal
                                                       Income Fund                  Bond Fund                   Bond Fund
                                                 ------------------------    ------------------------    ------------------------
                                                        Year Ended                  Year Ended                  Year Ended
                                                         June 30,                    June 30,                    June 30,
                                                 ------------------------    ------------------------    ------------------------
                                                    2002          2001          2002          2001          2002          2001
                                                 ----------    ----------    ----------    ----------    ----------    ----------
From Investment Activities:
Operations:
   Net investment income ......................  $   56,886    $   57,167     $  8,047      $  8,958      $  6,712      $  7,142
   Net realized gains (losses) from investment
     transactions .............................       1,994         4,784        1,318         1,781           185           409
   Net change in unrealized appreciation
     (depreciation) from investments ..........      10,038        35,415        1,833         4,151         1,611         3,861
                                                 ----------    ----------     --------      --------      --------      --------
Change in net assets resulting from
 operations ...................................      68,918        97,366       11,198        14,890         8,508        11,412
                                                 ----------    ----------     --------      --------      --------      --------
Distributions to Class I Shareholders:
   From net investment income .................     (44,154)      (45,316)      (7,828)       (8,781)       (5,738)       (6,183)
Distributions to Class A Shareholders:
   From net investment income .................      (7,365)       (7,212)        (202)         (117)         (451)         (410)
Distributions to Class B Shareholders:
   From net investment income .................      (4,074)       (3,820)         (34)          (29)         (527)         (520)
Distributions to Class C Shareholders:
   From net investment income .................      (1,293)         (713)
                                                 ----------    ----------     --------      --------      --------      --------
Change in net assets from shareholder
 distributions ................................     (56,886)      (57,061)      (8,064)       (8,927)       (6,716)       (7,113)
                                                 ----------    ----------     --------      --------      --------      --------
Capital Transactions:
Change in net assets from capital
 transactions .................................      49,825        69,264      (10,384)      (25,207)       (1,185)         (536)
                                                 ----------    ----------     --------      --------      --------      --------
Change in net assets ..........................      61,857       109,569       (7,250)      (19,244)          607         3,763
Net Assets:
   Beginning of period ........................   1,218,436     1,108,867      179,613       198,857       150,021       146,258
                                                 ----------    ----------     --------      --------      --------      --------
   End of period ..............................  $1,280,293    $1,218,436     $172,363      $179,613      $150,628      $150,021
                                                 ==========    ==========     ========      ========      ========      ========

------------

(a) Period from commencement of operations on November 1, 2001.
See notes to financial statements.

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Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(Amounts in thousands)

                                Louisiana Municipal   Michigan Municipal      Ohio Municipal
                                     Bond Fund             Bond Fund             Bond Fund
                                -------------------   -------------------   -------------------
                                    Year Ended            Year Ended            Year Ended
                                     June 30,              June 30,              June 30,
                                -------------------   -------------------   -------------------
                                  2002       2001       2002       2001       2002       2001
                                --------   --------   --------   --------   --------   --------
From Investment Activities:
Operations:
    Net investment income ....  $  6,271   $  6,511   $ 13,631   $ 13,430   $  9,808   $  9,770
    Net realized gains
      (losses) from investment
      transactions ...........       242        240        (51)       239        (85)       (51)
    Net change in unrealized
      appreciation
      (depreciation) from
      investments ............     1,562      4,444      5,158     11,274      3,751      6,693
                                --------   --------   --------   --------   --------   --------
Change in net assets resulting
  from operations ............     8,075     11,195     18,738     24,943     13,474     16,412
                                --------   --------   --------   --------   --------   --------
Distributions to Class I
  Shareholders:
    From net investment
      income .................    (3,092)    (3,554)    (9,924)   (10,861)    (6,263)    (6,445)
Distributions to Class A
  Shareholders:
    From net investment
      income .................    (2,760)    (2,534)    (2,792)    (1,982)    (1,611)    (1,556)
Distributions to Class B
  Shareholders:
    From net investment
      income .................      (427)      (392)      (950)      (523)    (1,908)    (1,744)
                                --------   --------   --------   --------   --------   --------
Change in net assets from
  shareholder distributions...    (6,279)    (6,480)   (13,666)   (13,366)    (9,782)    (9,745)
                                --------   --------   --------   --------   --------   --------
Capital Transactions:
Change in net assets from
  capital transactions .......     5,768     (9,984)    14,470      8,323     25,057      8,633
                                --------   --------   --------   --------   --------   --------
Change in net assets .........     7,564     (5,269)    19,542     19,900     28,749     15,300
Net Assets:
    Beginning of period ......   143,004    148,273    294,545    274,645    214,574    199,274
                                --------   --------   --------   --------   --------   --------
    End of period ............  $150,568   $143,004   $314,087   $294,545   $243,323   $214,574
                                ========   ========   ========   ========   ========   ========

                                                      West Virginia Municipal
                                                             Bond Fund
                                                      -----------------------
                                                            Year Ended
                                                             June 30,
                                                      -----------------------
                                                         2002         2001
                                                      ----------   ----------
From Investment Activities:
Operations:
    Net investment income ..........................   $  4,533     $  4,764
    Net realized gains (losses) from investment
      transactions .................................          5         (133)
    Net change in unrealized appreciation
      (depreciation) from investments ..............      1,264        3,405
                                                       --------     --------
Change in net assets resulting from operations .....      5,802        8,036
                                                       --------     --------
Distributions to Class I Shareholders:
    From net investment income .....................     (3,956)      (4,248)
Distributions to Class A Shareholders:
    From net investment income .....................       (269)        (223)
Distributions to Class B Shareholders:
    From net investment income .....................       (321)        (265)
                                                       --------     --------
Change in net assets from shareholder
  distributions ....................................     (4,546)      (4,736)
                                                       --------     --------
Capital Transactions:
Change in net assets from capital transactions .....     (4,351)      (6,582)
                                                       --------     --------
Change in net assets ...............................     (3,095)      (3,282)
Net Assets:
    Beginning of period ............................     99,142      102,424
                                                       --------     --------
    End of period ..................................   $ 96,047     $ 99,142
                                                       ========     ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      108
Report

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------

Schedules of Capital Stock Activity
(Amounts in thousands)

                                                  Short-Term Municipal       Intermediate Tax-Free              Tax-Free
                                                       Bond Fund                   Bond Fund                   Bond Fund
                                                ------------------------    ------------------------    ------------------------
                                                       Year Ended                  Year Ended                  Year Ended
                                                        June 30,                    June 30,                    June 30,
                                                ------------------------    ------------------------    ------------------------
                                                   2002          2001          2002          2001          2002          2001
                                                ----------    ----------    ----------    ----------    ----------    ----------
Capital Transactions:
Class I Shares:
  Proceeds from shares issued ................   $119,020      $ 53,886     $  64,710     $  40,008     $  73,824     $  55,003
  Dividends reinvested .......................        945           866         1,252         1,014         1,235         1,177
  Cost of shares redeemed ....................    (38,627)      (37,779)     (124,381)     (140,072)     (117,639)     (119,264)
                                                 --------      --------     ---------     ---------     ---------     ---------
  Change in net assets from Class I capital
    transactions .............................   $ 81,338      $ 16,973     $ (58,419)    $ (99,050)    $ (42,580)    $ (63,084)
                                                 ========      ========     =========     =========     =========     =========
Class A Shares:
  Proceeds from shares issued ................   $ 55,400      $  6,992     $  22,942     $  13,285     $  37,333     $  48,916
  Dividends reinvested .......................        616           158           875           886         1,459         1,128
  Cost of shares redeemed ....................    (14,846)       (1,852)      (16,203)       (9,395)      (34,341)      (38,729)
                                                 --------      --------     ---------     ---------     ---------     ---------
  Change in net assets from Class A capital
    transactions .............................   $ 41,170      $  5,298     $   7,614     $   4,776     $   4,451     $  11,315
                                                 ========      ========     =========     =========     =========     =========
Class B Shares:
  Proceeds from shares issued ................   $  6,323      $    779     $   2,257     $     805     $   6,974     $   4,124
  Dividends reinvested .......................         82            35           174           190           301           136
  Cost of shares redeemed ....................       (472)          (31)       (1,550)       (1,028)       (1,618)         (638)
                                                 --------      --------     ---------     ---------     ---------     ---------
  Change in net assets from Class B capital
    transactions .............................   $  5,933      $    783     $     881     $     (33)    $   5,657     $   3,622
                                                 ========      ========     =========     =========     =========     =========
Class C Shares (a):
  Proceeds from shares issued ................   $ 42,979
  Dividends reinvested .......................        188
  Cost of shares redeemed ....................     (7,857)
                                                 --------
  Change in net assets from Class C capital
    transactions .............................   $ 35,310
                                                 ========
Share Transactions:
Class I Shares:
  Issued .....................................     11,692         5,368         5,913         3,730         5,752         4,393
  Reinvested .................................         93            87           115            95            96            94
  Redeemed ...................................     (3,802)       (3,777)      (11,367)      (13,110)       (9,153)       (9,516)
                                                 --------      --------     ---------     ---------     ---------     ---------
  Change in Class I Shares ...................      7,983         1,678        (5,339)       (9,285)       (3,305)       (5,029)
                                                 ========      ========     =========     =========     =========     =========
Class A Shares:
  Issued .....................................      5,455           696         2,088         1,244         2,897         3,906
  Reinvested .................................         60            16            80            83           114            90
  Redeemed ...................................     (1,463)         (185)       (1,482)         (878)       (2,671)       (3,084)
                                                 --------      --------     ---------     ---------     ---------     ---------
  Change in Class A Shares ...................      4,052           527           686           449           340           912
                                                 ========      ========     =========     =========     =========     =========
Class B Shares:
  Issued .....................................        619            78           205            75           542           326
  Reinvested .................................          8             3            16            18            23            11
  Redeemed ...................................        (46)           (3)         (141)          (96)         (126)          (51)
                                                 --------      --------     ---------     ---------     ---------     ---------
  Change in Class B Shares ...................        581            78            80            (3)          439           286
                                                 ========      ========     =========     =========     =========     =========
Class C Shares (a):
  Issued .....................................      4,203
  Reinvested .................................         18
  Redeemed ...................................       (770)
                                                 --------
  Change in Class C Shares ...................      3,451
                                                 ========

------------

(a) Period from commencement of operations of Class C Shares on November 1,
    2001.

See notes to financial statements.

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------
Schedules of Capital Stock Activity
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      109
                                                                          Report

                                                        Municipal               Arizona Municipal           Kentucky Municipal
                                                       Income Fund                  Bond Fund                   Bond Fund
                                                 ------------------------    ------------------------    ------------------------
                                                        Year Ended                  Year Ended                  Year Ended
                                                         June 30,                    June 30,                    June 30,
                                                 ------------------------    ------------------------    ------------------------
                                                    2002          2001          2002          2001          2002          2001
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Capital Transactions:
Class I Shares:
  Proceeds from shares issued .................  $ 132,139     $ 179,362      $ 14,582      $ 11,465      $ 16,381      $ 21,755
  Dividends reinvested ........................      2,053         1,961             5            10            75            98
  Cost of shares redeemed .....................   (116,002)     (137,934)      (31,782)      (37,090)      (22,534)      (22,745)
                                                 ---------     ---------      --------      --------      --------      --------
  Change in net assets from Class I capital
    transactions ..............................  $  18,190     $  43,389      $(17,195)     $(25,615)     $ (6,078)     $   (892)
                                                 =========     =========      ========      ========      ========      ========
Class A Shares:
  Proceeds from shares issued .................  $  59,631     $  58,778      $  7,175      $  1,341      $  4,297      $  2,170
  Dividends reinvested ........................      5,918         5,819            74            28           302           311
  Cost of shares redeemed .....................    (66,783)      (48,019)         (594)       (1,090)         (544)       (2,057)
                                                 ---------     ---------      --------      --------      --------      --------
  Change in net assets from Class A capital
    transactions ..............................  $  (1,234)    $  16,578      $  6,655      $    279      $  4,055      $    424
                                                 =========     =========      ========      ========      ========      ========
Class B Shares:
  Proceeds from shares issued .................  $  20,509     $  16,625      $    332      $    165      $  1,866      $  1,509
  Dividends reinvested ........................      2,904         2,701            24            19           367           352
  Cost of shares redeemed .....................    (13,001)      (12,177)         (200)          (55)       (1,395)       (1,929)
                                                 ---------     ---------      --------      --------      --------      --------
  Change in net assets from Class B capital
    transactions ..............................  $  10,412     $   7,149      $    156      $    129      $    838      $    (68)
                                                 =========     =========      ========      ========      ========      ========
Class C Shares:
  Proceeds from shares issued .................  $  29,256     $   7,577
  Dividends reinvested ........................      1,044           617
  Cost of shares redeemed .....................     (7,843)       (6,046)
                                                 ---------     ---------
  Change in net assets from Class C capital
    transactions ..............................  $  22,457     $   2,148
                                                 =========     =========
Share Transactions:
Class I Shares:
  Issued ......................................     13,425        18,516         1,483         1,186         1,595         2,156
  Reinvested ..................................        209           202            --(a)          1             7            10
  Redeemed ....................................    (11,781)      (14,221)       (3,226)       (3,831)       (2,197)       (2,259)
                                                 ---------     ---------      --------      --------      --------      --------
  Change in Class I Shares ....................      1,853         4,497        (1,743)       (2,644)         (595)          (93)
                                                 =========     =========      ========      ========      ========      ========
Class A Shares:
  Issued ......................................      6,028         6,018           731           140           419           214
  Reinvested ..................................        599           600             8             3            30            31
  Redeemed ....................................     (6,764)       (4,933)          (61)         (114)          (53)         (203)
                                                 ---------     ---------      --------      --------      --------      --------
  Change in Class A Shares ....................       (137)        1,685           678            29           396            42
                                                 =========     =========      ========      ========      ========      ========
Class B Shares:
  Issued ......................................      2,080         1,707            33            18           183           149
  Reinvested ..................................        295           279             2             2            36            35
  Redeemed ....................................     (1,321)       (1,260)          (20)           (6)         (137)         (193)
                                                 ---------     ---------      --------      --------      --------      --------
  Change in Class B Shares ....................      1,054           726            15            14            82            (9)
                                                 =========     =========      ========      ========      ========      ========
Class C Shares:
  Issued ......................................      2,965           779
  Reinvested ..................................        106            64
  Redeemed ....................................       (799)         (627)
                                                 ---------     ---------
  Change in Class C Shares ....................      2,272           216
                                                 =========     =========

------------

(a) Amount is less than 1,000.

See notes to financial statements.

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------

Schedules of Capital Stock Activity
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      110
Report

                                                   Louisiana Municipal          Michigan Municipal            Ohio Municipal
                                                        Bond Fund                   Bond Fund                   Bond Fund
                                                 ------------------------    ------------------------    ------------------------
                                                        Year Ended                  Year Ended                  Year Ended
                                                         June 30,                    June 30,                    June 30,
                                                 ------------------------    ------------------------    ------------------------
                                                    2002          2001          2002          2001          2002          2001
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Capital Transactions:
Class I Shares:
  Proceeds from shares issued .................   $  5,725      $ 10,834      $ 29,767      $ 28,207      $ 24,973      $ 24,089
  Dividends reinvested ........................         59            57           451           714           224           153
  Cost of shares redeemed .....................    (10,873)      (20,989)      (36,704)      (53,528)      (25,548)      (19,790)
                                                  --------      --------      --------      --------      --------      --------
  Change in net assets from Class I capital
    transactions ..............................   $ (5,089)     $(10,098)     $ (6,486)     $(24,607)     $   (351)     $  4,452
                                                  ========      ========      ========      ========      ========      ========
Class A Shares:
  Proceeds from shares issued .................   $ 17,478      $ 11,035      $ 30,947      $ 43,322      $ 24,036      $ 11,078
  Dividends reinvested ........................      1,566         1,562         1,641         1,208         1,224         1,332
  Cost of shares redeemed .....................    (10,411)      (12,993)      (21,932)      (19,007)      (10,291)      (13,611)
                                                  --------      --------      --------      --------      --------      --------
  Change in net assets from Class A capital
    transactions ..............................   $  8,633      $   (396)     $ 10,656      $ 25,523      $ 14,969      $ (1,201)
                                                  ========      ========      ========      ========      ========      ========
Class B Shares:
  Proceeds from shares issued .................   $  3,606      $  2,001      $ 12,894      $  8,335      $ 15,728      $  9,334
  Dividends reinvested ........................        282           284           709           377         1,514         1,360
  Cost of shares redeemed .....................     (1,664)       (1,775)       (3,303)       (1,305)       (6,803)       (5,312)
                                                  --------      --------      --------      --------      --------      --------
  Change in net assets from Class B capital
    transactions ..............................   $  2,224      $    510      $ 10,300      $  7,407      $ 10,439      $  5,382
                                                  ========      ========      ========      ========      ========      ========
Share Transactions:
Class I Shares:
  Issued ......................................        564         1,087         2,764         2,677         2,288         2,242
  Reinvested ..................................          6             6            42            68            21            14
  Redeemed ....................................     (1,072)       (2,113)       (3,414)       (5,082)       (2,349)       (1,852)
                                                  --------      --------      --------      --------      --------      --------
  Change in Class I Shares ....................       (502)       (1,020)         (608)       (2,337)          (40)          404
                                                  ========      ========      ========      ========      ========      ========
Class A Shares:
  Issued ......................................      1,715         1,098         2,873         4,095         2,199         1,030
  Reinvested ..................................        155           157           153           115           112           125
  Redeemed ....................................     (1,028)       (1,310)       (2,047)       (1,787)         (944)       (1,255)
                                                  --------      --------      --------      --------      --------      --------
  Change in Class A Shares ....................        842           (55)          979         2,423         1,367          (100)
                                                  ========      ========      ========      ========      ========      ========
Class B Shares:
  Issued ......................................        354           200         1,238           814         1,427           858
  Reinvested ..................................         28            28            68            37           138           126
  Redeemed ....................................       (164)         (179)         (319)         (128)         (619)         (492)
                                                  --------      --------      --------      --------      --------      --------
  Change in Class B Shares ....................        218            49           987           723           946           492
                                                  ========      ========      ========      ========      ========      ========

See notes to financial statements.

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------
Schedules of Capital Stock Activity
(Amounts in thousands)


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      111
                                                                          Report

                                                              West Virginia Municipal
                                                                     Bond Fund
                                                              ------------------------
                                                                     Year Ended
                                                                      June 30,
                                                              ------------------------
                                                                 2002          2001
                                                              ----------    ----------
Capital Transactions:
Class I Shares:
  Proceeds from shares issued ..............................   $ 11,783      $  9,887
  Dividends reinvested .....................................         52            15
  Cost of shares redeemed ..................................    (19,712)      (18,383)
                                                               --------      --------
  Change in net assets from Class I capital transactions ...   $ (7,877)     $ (8,481)
                                                               ========      ========
Class A Shares:
  Proceeds from shares issued ..............................   $  2,086      $  2,297
  Dividends reinvested .....................................        118            79
  Cost of shares redeemed ..................................     (1,505)         (559)
                                                               --------      --------
  Change in net assets from Class A capital transactions ...   $    699      $  1,817
                                                               ========      ========
Class B Shares:
  Proceeds from shares issued ..............................   $  2,943      $    842
  Dividends reinvested .....................................        236           199
  Cost of shares redeemed ..................................       (352)         (959)
                                                               --------      --------
  Change in net assets from Class B capital transactions ...   $  2,827      $     82
                                                               ========      ========
Share Transactions:
Class I Shares:
  Issued ...................................................      1,160           986
  Reinvested ...............................................          5             2
  Redeemed .................................................     (1,943)       (1,847)
                                                               --------      --------
  Change in Class I Shares .................................       (778)         (859)
                                                               ========      ========
Class A Shares:
  Issued ...................................................        204           229
  Reinvested ...............................................         12             8
  Redeemed .................................................       (147)          (56)
                                                               --------      --------
  Change in Class A Shares .................................         69           181
                                                               ========      ========
Class B Shares:
  Issued ...................................................        288            83
  Reinvested ...............................................         23            20
  Redeemed .................................................        (34)          (96)
                                                               --------      --------
  Change in Class B Shares .................................        277             7
                                                               ========      ========

See notes to financial statements.

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--------------------------------------------------------------------------------

Financial Highlights

                                                          Investment Activities                         Distributions
                                                 ----------------------------------------   -------------------------------------
                                                               Net Realized
                                     Net Asset                and Unrealized
                                      Value,        Net           Gains        Total from      Net         Net
                                     Beginning   Investment    (Losses) on     Investment   Investment   Realized       Total
                                     of Period     Income      Investments     Activities     Income      Gains     Distributions
                                     ---------   ----------   --------------   ----------   ----------   --------   -------------

Short-Term Municipal Bond Fund (Class I)
 Year Ended June 30, 2002..........   $10.09       $0.35          $ 0.15         $ 0.50       $(0.35)     $   --       $(0.35)
 Year Ended June 30, 2001..........     9.90        0.44            0.19           0.63        (0.44)         --        (0.44)
 Year Ended June 30, 2000..........    10.02        0.41           (0.12)          0.29        (0.41)         --        (0.41)
 Six Months Ended June 30,
 1999 (b)..........................    10.16        0.19           (0.14)          0.05        (0.19)         --        (0.19)
 May 4, 1998 to December 31,
 1998 (e)..........................    10.00        0.25            0.16           0.41        (0.25)         --        (0.25)

Intermediate Tax-Free Bond Fund
 (Class I)
 Year Ended June 30, 2002..........    10.82        0.48            0.23           0.71        (0.48)         --        (0.48)
 Year Ended June 30, 2001..........    10.41        0.50            0.41           0.91        (0.50)         --        (0.50)
 Year Ended June 30, 2000..........    10.68        0.49           (0.27)          0.22        (0.49)         --        (0.49)
 Year Ended June 30, 1999..........    11.15        0.50           (0.30)          0.20        (0.50)      (0.17)       (0.67)
 Year Ended June 30, 1998..........    10.92        0.52            0.31           0.83        (0.52)      (0.08)       (0.60)

Tax-Free Bond Fund (Class I)
 Year Ended June 30, 2002..........    12.72        0.61            0.17           0.78        (0.61)         --        (0.61)
 Year Ended June 30, 2001..........    12.15        0.61            0.57           1.18        (0.61)         --        (0.61)
 Year Ended June 30, 2000..........    12.44        0.60           (0.29)          0.31        (0.60)         --        (0.60)
 Six Months Ended June 30,
 1999 (f)..........................    12.98        0.29           (0.52)         (0.23)       (0.30)      (0.01)       (0.31)
 Year Ended December 31, 1998......    12.86        0.60            0.16           0.76        (0.61)      (0.03)       (0.64)
 Year Ended December 31, 1997......    12.36        0.61            0.51           1.12        (0.62)         --        (0.62)

Municipal Income Fund (Class I)
 Year Ended June 30, 2002..........     9.80        0.46            0.09           0.55        (0.46)         --        (0.46)
 Year Ended June 30, 2001..........     9.46        0.48            0.34           0.82        (0.48)         --        (0.48)
 Year Ended June 30, 2000..........     9.92        0.48           (0.46)          0.02        (0.48)         --        (0.48)
 Year Ended June 30, 1999..........    10.11        0.50           (0.19)          0.31        (0.50)         --        (0.50)
 Year Ended June 30, 1998..........     9.84        0.51            0.27           0.78        (0.51)         --        (0.51)

Arizona Municipal Bond Fund
 (Class I)
 Year Ended June 30, 2002..........     9.75        0.45            0.17           0.62        (0.45)         --        (0.45)
 Year Ended June 30, 2001..........     9.46        0.46            0.29           0.75        (0.46)         --        (0.46)
 Year Ended June 30, 2000..........     9.74        0.46           (0.21)          0.25        (0.46)      (0.07)       (0.53)
 Year Ended June 30, 1999..........    10.15        0.46           (0.26)          0.20        (0.46)      (0.15)       (0.61)
 Year Ended June 30, 1998..........    10.06        0.49            0.16           0.65        (0.49)      (0.07)       (0.56)

Kentucky Municipal Bond Fund
 (Class I)
 Year Ended June 30, 2002..........    10.19        0.47            0.12           0.59        (0.47)         --        (0.47)
 Year Ended June 30, 2001..........     9.90        0.49            0.29           0.78        (0.49)         --        (0.49)
 Year Ended June 30, 2000..........    10.12        0.49           (0.22)          0.27        (0.49)         --        (0.49)
 Year Ended June 30, 1999..........    10.40        0.50           (0.28)          0.22        (0.50)         --        (0.50)
 Year Ended June 30, 1998..........    10.20        0.51            0.20           0.71        (0.51)         --        (0.51)

------------

 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund.

(c) Not Annualized.

(d) Annualized.

(e) Period from commencement of operations.

 (f) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund.

See notes to financial statements.

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                                      113
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--------------------------------------------------------------------------------

                                                                      Ratios/Supplementary Data
                                                              ------------------------------------------
                                                                                            Ratio of Net
                                         Net Asset             Net Assets,      Ratio of     Investment
                                          Value,                  End of        Expenses       Income
                                            End      Total        Period       to Average    to Average
                                         of Period   Return      (000's)       Net Assets    Net Assets
                                         ---------   ------   --------------   ----------   ------------

Short-Term Municipal Bond Fund (Class I)
Year Ended June 30, 2002................  $10.24      4.98%     $  219,485        0.55%         3.48%
Year Ended June 30, 2001................   10.09      6.52         135,796        0.55          4.43
Year Ended June 30, 2000................    9.90      2.93         116,527        0.57          4.09
Six Months Ended June 30, 1999 (b)......   10.02      0.50(c)      132,902        0.62(d)       3.79(d)
May 4, 1998 to December 31, 1998 (e)....   10.16      4.15(c)      118,296        0.61(d)       3.75(d)

Intermediate Tax-Free Bond Fund
 (Class I)
Year Ended June 30, 2002................   11.05      6.83         621,073        0.59          4.41
Year Ended June 30, 2001................   10.82      8.85         665,256        0.59          4.66
Year Ended June 30, 2000................   10.41      2.19         737,277        0.59          4.72
Year Ended June 30, 1999................   10.68      1.71       1,013,839        0.59          4.49
Year Ended June 30, 1998................   11.15      7.74         493,686        0.60          4.70

Tax-Free Bond Fund (Class I)
Year Ended June 30, 2002................   12.89      6.25         539,253        0.58          4.72
Year Ended June 30, 2001................   12.72      9.88         574,311        0.58          4.86
Year Ended June 30, 2000................   12.15      2.64         609,667        0.60          4.96
Six Months Ended June 30, 1999 (f)......   12.44     (1.78)(c)      795,839       0.63(d)       4.60(d)
Year Ended December 31, 1998............   12.98      6.01         841,715        0.63          4.61
Year Ended December 31, 1997............   12.86      9.32         355,814        0.60          4.90

Municipal Income Fund (Class I)
Year Ended June 30, 2002................    9.89      5.82         959,322        0.59          4.65
Year Ended June 30, 2001................    9.80      8.77         931,851        0.58          4.99
Year Ended June 30, 2000................    9.46      0.32         857,118        0.57          5.07
Year Ended June 30, 1999................    9.92      3.06         744,647        0.57          4.92
Year Ended June 30, 1998................   10.11      8.09         617,885        0.57          5.08

Arizona Municipal Bond Fund (Class I)
Year Ended June 30, 2002................    9.92      6.57         161,869        0.59          4.52
Year Ended June 30, 2001................    9.75      7.92         176,004        0.59          4.71
Year Ended June 30, 2000................    9.46      2.66         195,753        0.60          4.82
Year Ended June 30, 1999................    9.74      1.94         233,360        0.61          4.59
Year Ended June 30, 1998................   10.15      6.58         248,590        0.59          4.79

Kentucky Municipal Bond Fund (Class I)
Year Ended June 30, 2002................   10.31      5.89         122,970        0.61          4.56
Year Ended June 30, 2001................   10.19      8.06         127,557        0.61          4.89
Year Ended June 30, 2000................    9.90      2.83         124,778        0.61          5.00
Year Ended June 30, 1999................   10.12      2.05         122,917        0.61          4.77
Year Ended June 30, 1998................   10.40      7.11         122,220        0.60          4.94

                                          Ratios/Supplementary Data
                                          --------------------------

                                           Ratio of
                                           Expenses
                                          to Average     Portfolio
                                          Net Assets*   Turnover (a)
                                          -----------   ------------
Short-Term Municipal Bond Fund (Class I)
Year Ended June 30, 2002................     0.81%          94.19%
Year Ended June 30, 2001................     0.81           89.29
Year Ended June 30, 2000................     0.89          113.70
Six Months Ended June 30, 1999 (b)......     0.80(d)        74.84
May 4, 1998 to December 31, 1998 (e)....     0.70(d)        32.23

Intermediate Tax-Free Bond Fund
 (Class I)
Year Ended June 30, 2002................     0.78           65.46
Year Ended June 30, 2001................     0.79           96.03
Year Ended June 30, 2000................     0.80           86.32
Year Ended June 30, 1999................     0.81          108.41
Year Ended June 30, 1998................     0.81          109.03

Tax-Free Bond Fund (Class I)
Year Ended June 30, 2002................     0.63           10.70
Year Ended June 30, 2001................     0.63           33.81
Year Ended June 30, 2000................     0.66           44.41
Six Months Ended June 30, 1999 (f)......     0.66(d)        37.90
Year Ended December 31, 1998............     0.63           22.05
Year Ended December 31, 1997............     0.60           32.08

Municipal Income Fund (Class I)
Year Ended June 30, 2002................     0.64           93.62
Year Ended June 30, 2001................     0.64           65.31
Year Ended June 30, 2000................     0.67          100.61
Year Ended June 30, 1999................     0.67           55.03
Year Ended June 30, 1998................     0.67           69.76

Arizona Municipal Bond Fund (Class I)
Year Ended June 30, 2002................     0.64           12.38
Year Ended June 30, 2001................     0.64           17.30
Year Ended June 30, 2000................     0.65           19.28
Year Ended June 30, 1999................     0.67           16.29
Year Ended June 30, 1998................     0.65           20.89

Kentucky Municipal Bond Fund (Class I)
Year Ended June 30, 2002................     0.66           15.24
Year Ended June 30, 2001................     0.66           16.70
Year Ended June 30, 2000................     0.69           21.82
Year Ended June 30, 1999................     0.71            6.30
Year Ended June 30, 1998................     0.69            5.81

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--------------------------------------------------------------------------------

Financial Highlights

                                                      Investment Activities                            Distributions
                                            ------------------------------------------    ---------------------------------------
                                                           Net Realized
                               Net Asset                  and Unrealized
                                Value,         Net            Gains         Total from       Net          Net
                               Beginning    Investment     (Losses) on      Investment    Investment    Realized        Total
                               of Period      Income       Investments      Activities      Income       Gains      Distributions
                               ---------    ----------    --------------    ----------    ----------    --------    -------------

Louisiana Municipal Bond Fund
 (Class I)
 Year Ended June 30, 2002....   $10.08        $0.45           $ 0.12          $ 0.57        $(0.45)      $   --     $       (0.45)
 Year Ended June 30, 2001....     9.74         0.48             0.34            0.82         (0.48)          --             (0.48)
 Year Ended June 30, 2000....     9.96         0.48            (0.21)           0.27         (0.48)       (0.01)            (0.49)
 Year Ended June 30, 1999....    10.26         0.48            (0.28)           0.20         (0.48)       (0.02)            (0.50)
 Year Ended June 30, 1998....    10.10         0.50             0.16            0.66         (0.50)          --             (0.50)

Michigan Municipal Bond Fund
 (Class I)
 Year Ended June 30, 2002....    10.65         0.49             0.18            0.67         (0.49)          --             (0.49)
 Year Ended June 30, 2001....    10.22         0.50             0.43            0.93         (0.50)          --             (0.50)
 Year Ended June 30, 2000....    10.62         0.51            (0.38)           0.13         (0.51)       (0.02)            (0.53)
 Six Months Ended June 30,
 1999 (b)....................    11.03         0.25            (0.41)          (0.16)        (0.25)          --             (0.25)
 Year Ended December 31,
 1998........................    10.93         0.50             0.13            0.63         (0.51)       (0.02)            (0.53)
 Year Ended December 31,
 1997........................    10.48         0.51             0.45            0.96         (0.51)          --             (0.51)

Ohio Municipal Bond Fund
 (Class I)
 Year Ended June 30, 2002....    10.79         0.49             0.18            0.67         (0.49)          --             (0.49)
 Year Ended June 30, 2001....    10.44         0.53             0.35            0.88         (0.53)          --             (0.53)
 Year Ended June 30, 2000....    10.75         0.53            (0.31)           0.22         (0.53)          --             (0.53)
 Year Ended June 30, 1999....    11.08         0.54            (0.33)           0.21         (0.54)          --             (0.54)
 Year Ended June 30, 1998....    10.88         0.56             0.20            0.76         (0.56)          --             (0.56)

West Virginia Municipal Bond Fund
 (Class I)
 Year Ended June 30, 2002....    10.06         0.48             0.13            0.61         (0.48)          --             (0.48)
 Year Ended June 30, 2001....     9.73         0.48             0.33            0.81         (0.48)          --             (0.48)
 Year Ended June 30, 2000....     9.96         0.49            (0.23)           0.26         (0.49)          --(e)          (0.49)
 Year Ended June 30, 1999....    10.28         0.49            (0.31)           0.18         (0.49)       (0.01)            (0.50)
 Year Ended June 30, 1998....    10.06         0.50             0.22            0.72         (0.50)          --             (0.50)

------------

 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund.

(c) Not Annualized.

(d) Annualized.

(e) Amount is less than $0.01.

See notes to financial statements.

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                                      115
                                                                          Report

--------------------------------------------------------------------------------

                                                                       Ratios/Supplementary Data
                                                              -------------------------------------------
                                                                                             Ratio of Net
                                         Net Asset             Net Assets,      Ratio of      Investment
                                          Value,                   End          Expenses        Income
                                            End      Total      of Period      to Average     to Average
                                         of Period   Return      (000's)       Net Assets     Net Assets
                                         ---------   ------   --------------   -----------   ------------

Louisiana Municipal Bond Fund (Class I)
  Year Ended June 30, 2002..............  $10.20      5.75%      $ 68,446         0.61%          4.41%
  Year Ended June 30, 2001..............   10.08      8.56         72,627         0.61           4.81
  Year Ended June 30, 2000..............    9.74      2.81         80,167         0.61           4.92
  Year Ended June 30, 1999..............    9.96      1.92        106,294         0.61           4.66
  Year Ended June 30, 1998..............   10.26      6.62         92,690         0.60           4.85

Michigan Municipal Bond Fund (Class I)
  Year Ended June 30, 2002..............   10.83      6.39        216,149         0.60           4.53
  Year Ended June 30, 2001..............   10.65      9.29        218,856         0.59           4.79
  Year Ended June 30, 2000..............   10.22      1.28        233,913         0.61           4.94
  Six Months Ended June 30, 1999 (b)....   10.62     (1.46)(c)    309,445         0.66(d)        4.60(d)
  Year Ended December 31, 1998..........   11.03      5.94        298,842         0.66           4.52
  Year Ended December 31, 1997..........   10.93      9.42         61,768         0.67           4.84

Ohio Municipal Bond Fund (Class I)
  Year Ended June 30, 2002..............   10.97      6.33        136,759         0.60           4.49
  Year Ended June 30, 2001..............   10.79      8.63        134,934         0.60           4.99
  Year Ended June 30, 2000..............   10.44      2.20        126,362         0.60           5.10
  Year Ended June 30, 1999..............   10.75      1.84        160,493         0.56           4.86
  Year Ended June 30, 1998..............   11.08      7.13        149,890         0.54           5.09

West Virginia Municipal Bond Fund
 (Class I)
  Year Ended June 30, 2002..............   10.19      6.22         79,617         0.61           4.73
  Year Ended June 30, 2001..............   10.06      8.53         86,428         0.61           4.87
  Year Ended June 30, 2000..............    9.73      2.76         91,975         0.61           5.03
  Year Ended June 30, 1999..............    9.96      1.71         98,391         0.61           4.74
  Year Ended June 30, 1998..............   10.28      7.36        102,413         0.60           4.93

                                          Ratios/Supplementary Data
                                          --------------------------

                                           Ratio of
                                           Expenses
                                          to Average     Portfolio
                                          Net Assets*   Turnover (a)
                                          -----------   ------------
Louisiana Municipal Bond Fund (Class I)
  Year Ended June 30, 2002..............     0.81%         22.19%
  Year Ended June 30, 2001..............     0.81          11.08
  Year Ended June 30, 2000..............     0.83          17.27
  Year Ended June 30, 1999..............     0.85          19.67
  Year Ended June 30, 1998..............     0.83          12.03

Michigan Municipal Bond Fund (Class I)
  Year Ended June 30, 2002..............     0.65           7.96
  Year Ended June 30, 2001..............     0.64          17.30
  Year Ended June 30, 2000..............     0.67          33.34
  Six Months Ended June 30, 1999 (b)....     0.69(d)       10.60
  Year Ended December 31, 1998..........     0.67          23.33
  Year Ended December 31, 1997..........     0.73          37.84

Ohio Municipal Bond Fund (Class I)
  Year Ended June 30, 2002..............     0.82          20.90
  Year Ended June 30, 2001..............     0.81          15.67
  Year Ended June 30, 2000..............     0.83          35.46
  Year Ended June 30, 1999..............     0.83          13.69
  Year Ended June 30, 1998..............     0.83          10.49

West Virginia Municipal Bond Fund
 (Class I)
  Year Ended June 30, 2002..............     0.66          12.03
  Year Ended June 30, 2001..............     0.66           7.91
  Year Ended June 30, 2000..............     0.68          24.67
  Year Ended June 30, 1999..............     0.71          15.24
  Year Ended June 30, 1998..............     0.72          16.69

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Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------

Financial Highlights

                                                          Investment Activities                         Distributions
                                                 ----------------------------------------   -------------------------------------
                                                               Net Realized
                                     Net Asset                and Unrealized
                                      Value,        Net           Gains        Total from      Net         Net
                                     Beginning   Investment    (Losses) on     Investment   Investment   Realized       Total
                                     of Period     Income      Investments     Activities     Income      Gains     Distributions
                                     ---------   ----------   --------------   ----------   ----------   --------   -------------

Short-Term Municipal Bond Fund (Class A)
 Year Ended June 30, 2002..........   $10.07       $0.32          $ 0.14         $ 0.46       $(0.32)     $   --       $(0.32)
 Year Ended June 30, 2001..........     9.87        0.42            0.20           0.62        (0.42)         --        (0.42)
 Year Ended June 30, 2001..........    10.01        0.38           (0.14)          0.24        (0.38)         --        (0.38)
 Six Months Ended June 30,
 1999 (b)..........................    10.15        0.19           (0.15)          0.04        (0.18)         --        (0.18)
 May 4, 1998 to December 31,
 1998 (e)..........................    10.00        0.22            0.16           0.38        (0.23)         --        (0.23)

Intermediate Tax-Free Bond Fund
 (Class A)
 Year Ended June 30, 2002..........    10.81        0.45            0.24           0.69        (0.45)         --        (0.45)
 Year Ended June 30, 2001..........    10.41        0.48            0.40           0.88        (0.48)         --        (0.48)
 Year Ended June 30, 2000..........    10.67        0.47           (0.26)          0.21        (0.47)         --        (0.47)
 Year Ended June 30, 1999..........    11.14        0.47           (0.30)          0.17        (0.47)      (0.17)       (0.64)
 Year Ended June 30, 1998..........    10.91        0.50            0.31           0.81        (0.50)      (0.08)       (0.58)

Tax-Free Bond Fund (Class A)
 Year Ended June 30, 2002..........    12.74        0.57            0.18           0.75        (0.58)         --        (0.58)
 Year Ended June 30, 2001..........    12.16        0.58            0.58           1.16        (0.58)         --        (0.58)
 Year Ended June 30, 2000..........    12.44        0.57           (0.28)          0.29        (0.57)         --        (0.57)
 Six Months Ended June 30,
 1999 (f)..........................    12.99        0.28           (0.53)         (0.25)       (0.29)      (0.01)       (0.30)
 Year Ended December 31, 1998......    12.87        0.55            0.17           0.72        (0.57)      (0.03)       (0.60)
 Year Ended December 31, 1997......    12.36        0.56            0.54           1.10        (0.59)         --        (0.59)

Municipal Income Fund (Class A)
 Year Ended June 30, 2002..........     9.83        0.43            0.10           0.53        (0.43)         --        (0.43)
 Year Ended June 30, 2001..........     9.49        0.46            0.34           0.80        (0.46)         --        (0.46)
 Year Ended June 30, 2000..........     9.95        0.46           (0.46)            --        (0.46)         --        (0.46)
 Year Ended June 30, 1999..........    10.14        0.47           (0.19)          0.28        (0.47)         --        (0.47)
 Year Ended June 30, 1998..........     9.87        0.49            0.27           0.76        (0.49)         --        (0.49)

Arizona Municipal Bond Fund
 (Class A)
 Year Ended June 30, 2002..........     9.67        0.39            0.20           0.59        (0.42)         --        (0.42)
 Year Ended June 30, 2001..........     9.39        0.43            0.28           0.71        (0.43)         --        (0.43)
 Year Ended June 30, 2000..........     9.67        0.43           (0.21)          0.22        (0.43)      (0.07)       (0.50)
 Year Ended June 30, 1999..........    10.08        0.44           (0.26)          0.18        (0.44)      (0.15)       (0.59)
 Year Ended June 30, 1998..........     9.99        0.46            0.16           0.62        (0.46)      (0.07)       (0.53)

Kentucky Municipal Bond Fund
 (Class A)
 Year Ended June 30, 2002..........    10.20        0.43            0.13           0.56        (0.44)         --        (0.44)
 Year Ended June 30, 2001..........     9.90        0.47            0.30           0.77        (0.47)         --        (0.47)
 Year Ended June 30, 2000..........    10.13        0.47           (0.23)          0.24        (0.47)         --        (0.47)
 Year Ended June 30, 1999..........    10.41        0.47           (0.28)          0.19        (0.47)         --        (0.47)
 Year Ended June 30, 1998..........    10.21        0.49            0.20           0.69        (0.49)         --        (0.49)

------------

 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund.

(c) Not Annualized.

(d) Annualized.

(e) Period from commencement of operations.

 (f) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund.

See notes to financial statements.

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                                      117
                                                                          Report

--------------------------------------------------------------------------------

                                                                              Ratios/Supplementary Data
                                                                     -------------------------------------------
                                                                                                    Ratio of Net
                                         Net Asset       Total        Net Assets,      Ratio of      Investment
                                          Value,        Return           End of        Expenses        Income
                                            End        (Excludes         Period       to Average     to Average
                                         of Period   Sales Charge)      (000's)       Net Assets     Net Assets
                                         ---------   -------------   --------------   -----------   ------------

Short-Term Municipal Bond Fund (Class A)
  Year Ended June 30, 2002..............  $10.21          4.64%         $ 49,927         0.80%          3.13%
  Year Ended June 30, 2001..............   10.07          6.38             8,423         0.80           4.13
  Year Ended June 30, 2001..............    9.87          2.47             3,053         0.82           3.91
  Six Months Ended June 30, 1999 (b)....   10.01          0.37(c)          1,843         0.86(d)        3.48(d)
  May 4, 1998 to December 31,
  1998 (e)..............................   10.15          3.89(c)            559         0.86(d)        3.53(d)

Intermediate Tax-Free Bond Fund
 (Class A)
  Year Ended June 30, 2002..............   11.05          6.54            46,752         0.84           4.16
  Year Ended June 30, 2001..............   10.81          8.56            38,293         0.84           4.42
  Year Ended June 30, 2000..............   10.41          2.03            32,200         0.84           4.48
  Year Ended June 30, 1999..............   10.67          1.45            34,725         0.84           4.28
  Year Ended June 30, 1998..............   11.14          7.50            14,515         0.85           4.45

Tax-Free Bond Fund (Class A)
  Year Ended June 30, 2002..............   12.91          5.97            51,859         0.83           4.47
  Year Ended June 30, 2001..............   12.74          9.67            46,849         0.83           4.59
  Year Ended June 30, 2000..............   12.16          2.47            33,629         0.85           4.72
  Six Months Ended June 30, 1999 (f)....   12.44         (1.97)(c)        38,253         0.87(d)        4.34(d)
  Year Ended December 31, 1998..........   12.99          5.74            47,176         0.88           4.36
  Year Ended December 31, 1997..........   12.87          9.13            34,729         0.85           4.65

Municipal Income Fund (Class A)
  Year Ended June 30, 2002..............    9.93          5.52           166,452         0.84           4.40
  Year Ended June 30, 2001..............    9.83          8.56           166,096         0.83           4.74
  Year Ended June 30, 2000..............    9.49          0.06           144,335         0.82           4.79
  Year Ended June 30, 1999..............    9.95          2.80           188,143         0.82           4.62
  Year Ended June 30, 1998..............   10.14          7.84           101,805         0.82           4.83

Arizona Municipal Bond Fund (Class A)
  Year Ended June 30, 2002..............    9.84          6.25             9,462         0.84           4.26
  Year Ended June 30, 2001..............    9.67          7.72             2,746         0.84           4.46
  Year Ended June 30, 2000..............    9.39          2.43             2,391         0.86           4.64
  Year Ended June 30, 1999..............    9.67          1.69             1,799         0.86           4.37
  Year Ended June 30, 1998..............   10.08          6.30             1,321         0.84           4.53

Kentucky Municipal Bond Fund (Class A)
  Year Ended June 30, 2002..............   10.32          5.61            13,099         0.86           4.30
  Year Ended June 30, 2001..............   10.20          7.90             8,906         0.86           4.64
  Year Ended June 30, 2000..............    9.90          2.47             8,230         0.86           4.74
  Year Ended June 30, 1999..............   10.13          1.79            10,075         0.86           4.50
  Year Ended June 30, 1998..............   10.41          6.86             7,899         0.85           4.69

                                          Ratios/Supplementary Data
                                          --------------------------

                                           Ratio of
                                           Expenses
                                          to Average     Portfolio
                                          Net Assets*   Turnover (a)
                                          -----------   ------------
Short-Term Municipal Bond Fund (Class A)
  Year Ended June 30, 2002..............     1.15%          94.19%
  Year Ended June 30, 2001..............     1.16           89.29
  Year Ended June 30, 2001..............     1.24          113.70
  Six Months Ended June 30, 1999 (b)....     1.16(d)        74.84
  May 4, 1998 to December 31,
  1998 (e)..............................     0.99(d)        32.23

Intermediate Tax-Free Bond Fund
 (Class A)
  Year Ended June 30, 2002..............     1.13           65.46
  Year Ended June 30, 2001..............     1.14           96.03
  Year Ended June 30, 2000..............     1.15           86.32
  Year Ended June 30, 1999..............     1.16          108.41
  Year Ended June 30, 1998..............     1.16          109.03

Tax-Free Bond Fund (Class A)
  Year Ended June 30, 2002..............     0.98           10.70
  Year Ended June 30, 2001..............     0.98           33.81
  Year Ended June 30, 2000..............     1.00           44.41
  Six Months Ended June 30, 1999 (f)....     0.95(d)        37.90
  Year Ended December 31, 1998..........     0.88           22.05
  Year Ended December 31, 1997..........     0.85           32.08

Municipal Income Fund (Class A)
  Year Ended June 30, 2002..............     0.99           93.62
  Year Ended June 30, 2001..............     0.98           65.31
  Year Ended June 30, 2000..............     1.01          100.61
  Year Ended June 30, 1999..............     1.01           55.03
  Year Ended June 30, 1998..............     1.02           69.76

Arizona Municipal Bond Fund (Class A)
  Year Ended June 30, 2002..............     0.99           12.38
  Year Ended June 30, 2001..............     0.99           17.30
  Year Ended June 30, 2000..............     1.01           19.28
  Year Ended June 30, 1999..............     1.02           16.29
  Year Ended June 30, 1998..............     1.01           20.89

Kentucky Municipal Bond Fund (Class A)
  Year Ended June 30, 2002..............     1.01           15.24
  Year Ended June 30, 2001..............     1.01           16.70
  Year Ended June 30, 2000..............     1.04           21.82
  Year Ended June 30, 1999..............     1.06            6.30
  Year Ended June 30, 1998..............     1.04            5.81

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                                      118
Report

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------

Financial Highlights

                                                      Investment Activities                            Distributions
                                            ------------------------------------------    ---------------------------------------
                                                           Net Realized
                               Net Asset                  and Unrealized
                                Value,         Net            Gains         Total from       Net          Net
                               Beginning    Investment     (Losses) on      Investment    Investment    Realized        Total
                               of Period      Income       Investments      Activities      Income       Gains      Distributions
                               ---------    ----------    --------------    ----------    ----------    --------    -------------

Louisiana Municipal Bond Fund (Class A)
 Year Ended June 30, 2002....   $10.08        $0.42           $ 0.13          $ 0.55        $(0.42)      $   --        $(0.42)
 Year Ended June 30, 2001....     9.74         0.45             0.34            0.79         (0.45)          --         (0.45)
 Year Ended June 30, 2000....     9.96         0.46            (0.21)           0.25         (0.46)       (0.01)        (0.47)
 Year Ended June 30, 1999....    10.26         0.45            (0.28)           0.17         (0.45)       (0.02)        (0.47)
 Year Ended June 30, 1998....    10.10         0.47             0.16            0.63         (0.47)          --         (0.47)

Michigan Municipal Bond Fund (Class A)
 Year Ended June 30, 2002....    10.65         0.46             0.19            0.65         (0.46)          --         (0.46)
 Year Ended June 30, 2001....    10.22         0.47             0.43            0.90         (0.47)          --         (0.47)
 Year Ended June 30, 2000....    10.63         0.48            (0.39)           0.09         (0.48)       (0.02)        (0.50)
 Six Months Ended June 30,
 1999 (b)....................    11.03         0.24            (0.40)          (0.16)        (0.24)          --         (0.24)
 Year Ended December 31,
 1998........................    10.93         0.47             0.13            0.60         (0.48)       (0.02)        (0.50)
 Year Ended December 31,
 1997........................    10.48         0.49             0.44            0.93         (0.48)          --         (0.48)

Ohio Municipal Bond Fund
 (Class A)
 Year Ended June 30, 2002....    10.82         0.46             0.19            0.65         (0.46)          --         (0.46)
 Year Ended June 30, 2001....    10.47         0.51             0.35            0.86         (0.51)          --         (0.51)
 Year Ended June 30, 2000....    10.78         0.51            (0.31)           0.20         (0.51)          --         (0.51)
 Year Ended June 30, 1999....    11.11         0.51            (0.33)           0.18         (0.51)          --         (0.51)
 Year Ended June 30, 1998....    10.91         0.54             0.20            0.74         (0.54)          --         (0.54)

West Virginia Municipal Bond
 Fund (Class A)
 Year Ended June 30, 2002....    10.14         0.46             0.13            0.59         (0.46)          --         (0.46)
 Year Ended June 30, 2001....     9.81         0.46             0.33            0.79         (0.46)          --         (0.46)
 Year Ended June 30, 2000....    10.03         0.46            (0.22)           0.24         (0.46)          --(e)      (0.46)
 Year Ended June 30, 1999....    10.36         0.47            (0.32)           0.15         (0.47)       (0.01)        (0.48)
 Year Ended June 30, 1998....    10.15         0.48             0.21            0.69         (0.48)          --         (0.48)

------------

 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund.

(c) Not Annualized.

(d) Annualized.

(e) Amount is less than $0.01.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      119
                                                                          Report

--------------------------------------------------------------------------------

                                                                            Ratios/Supplementary Data
                                                                     ----------------------------------------
                                                                                                 Ratio of Net
                                         Net Asset       Total       Net Assets,    Ratio of      Investment
                                          Value,        Return         End of       Expenses        Income
                                            End        (Excludes       Period      to Average     to Average
                                         of Period   Sales Charge)     (000's)     Net Assets     Net Assets
                                         ---------   -------------   -----------   -----------   ------------

Louisiana Municipal Bond Fund (Class A)
  Year Ended June 30, 2002..............  $10.21          5.59%        $69,037        0.86%          4.15%
  Year Ended June 30, 2001..............   10.08          8.28          59,662        0.86           4.56
  Year Ended June 30, 2000..............    9.74          2.55          58,225        0.86           4.67
  Year Ended June 30, 1999..............    9.96          1.67          75,958        0.86           4.40
  Year Ended June 30, 1998..............   10.26          6.35          47,078        0.85           4.60

Michigan Municipal Bond Fund (Class A)
  Year Ended June 30, 2002..............   10.84          6.22          69,371        0.85           4.28
  Year Ended June 30, 2001..............   10.65          9.00          57,728        0.84           4.51
  Year Ended June 30, 2000..............   10.22          0.93          30,626        0.86           4.72
  Six Months Ended June 30, 1999 (b)....   10.63         (1.47)(c)      22,217        0.88(d)        4.35(d)
  Year Ended December 31, 1998..........   11.03          5.61          22,876        0.91           4.27
  Year Ended December 31, 1997..........   10.93          9.15          18,687        0.92           4.59

Ohio Municipal Bond Fund (Class A)
  Year Ended June 30, 2002..............   11.01          6.08          47,914        0.85           4.23
  Year Ended June 30, 2001..............   10.82          8.32          32,308        0.85           4.74
  Year Ended June 30, 2000..............   10.47          1.94          32,307        0.85           4.84
  Year Ended June 30, 1999..............   10.78          1.59          26,876        0.81           4.57
  Year Ended June 30, 1998..............   11.11          6.87          17,297        0.79           4.83

West Virginia Municipal Bond Fund
(Class A)
  Year Ended June 30, 2002..............   10.27          5.89           6,422        0.86           4.48
  Year Ended June 30, 2001..............   10.14          8.19           5,639        0.86           4.60
  Year Ended June 30, 2000..............    9.81          2.59           3,677        0.86           4.74
  Year Ended June 30, 1999..............   10.03          1.37           3,570        0.85           4.42
  Year Ended June 30, 1998..............   10.36          6.98           2,024        0.85           4.68

                                          Ratios/Supplementary Data
                                          --------------------------

                                           Ratio of
                                           Expenses
                                          to Average     Portfolio
                                          Net Assets*   Turnover (a)
                                          -----------   ------------
Louisiana Municipal Bond Fund (Class A)
  Year Ended June 30, 2002..............     1.16%         22.19%
  Year Ended June 30, 2001..............     1.16          11.08
  Year Ended June 30, 2000..............     1.18          17.27
  Year Ended June 30, 1999..............     1.20          19.67
  Year Ended June 30, 1998..............     1.18          12.03

Michigan Municipal Bond Fund (Class A)
  Year Ended June 30, 2002..............     1.00           7.96
  Year Ended June 30, 2001..............     0.99          17.30
  Year Ended June 30, 2000..............     1.02          33.34
  Six Months Ended June 30, 1999 (b)....     0.96(d)       10.60
  Year Ended December 31, 1998..........     0.92          23.33
  Year Ended December 31, 1997..........     0.98          37.84

Ohio Municipal Bond Fund (Class A)
  Year Ended June 30, 2002..............     1.16          20.90
  Year Ended June 30, 2001..............     1.16          15.67
  Year Ended June 30, 2000..............     1.18          35.46
  Year Ended June 30, 1999..............     1.18          13.69
  Year Ended June 30, 1998..............     1.18          10.49

West Virginia Municipal Bond Fund
(Class A)
  Year Ended June 30, 2002..............     1.01          12.03
  Year Ended June 30, 2001..............     1.01           7.91
  Year Ended June 30, 2000..............     1.03          24.67
  Year Ended June 30, 1999..............     1.05          15.24
  Year Ended June 30, 1998..............     1.07          16.69

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                                      120
Report

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------

Financial Highlights

                                                          Investment Activities                         Distributions
                                                 ----------------------------------------   -------------------------------------
                                                               Net Realized
                                     Net Asset                and Unrealized
                                      Value,        Net           Gains        Total from      Net         Net
                                     Beginning   Investment    (Losses) on     Investment   Investment   Realized       Total
                                     of Period     Income      Investments     Activities     Income      Gains     Distributions
                                     ---------   ----------   --------------   ----------   ----------   --------   -------------
Short-Term Municipal Bond Fund
 (Class B)
 Year Ended June 30, 2002 .........   $10.14       $0.27          $ 0.14         $ 0.41       $(0.27)     $   --       $(0.27)
 Year Ended June 30, 2001 .........     9.94        0.36            0.20           0.56        (0.36)         --        (0.36)
 Year Ended June 30, 2000 .........    10.05        0.31           (0.11)          0.20        (0.31)         --        (0.31)
 Six Months Ended June 30,
 1999 (b) .........................    10.19        0.15           (0.14)          0.01        (0.15)         --        (0.15)
 May 4, 1998 to December 31,
 1998 (e) .........................    10.00        0.13            0.21           0.34        (0.15)         --        (0.15)

Intermediate Tax-Free Bond Fund
 (Class B)
 Year Ended June 30, 2002 .........    10.84        0.39            0.24           0.63        (0.39)         --        (0.39)
 Year Ended June 30, 2001 .........    10.44        0.41            0.40           0.81        (0.41)         --        (0.41)
 Year Ended June 30, 2000 .........    10.69        0.40           (0.25)          0.15        (0.40)         --        (0.40)
 Year Ended June 30, 1999 .........    11.16        0.40           (0.30)          0.10        (0.40)      (0.17)       (0.57)
 Year Ended June 30, 1998 .........    10.93        0.43            0.31           0.74        (0.43)      (0.08)       (0.51)

Tax-Free Bond Fund (Class B)
 Year Ended June 30, 2002 .........    12.72        0.48            0.19           0.67        (0.50)         --        (0.50)
 Year Ended June 30, 2001 .........    12.16        0.50            0.56           1.06        (0.50)         --        (0.50)
 Year Ended June 30, 2000 .........    12.44        0.49           (0.28)          0.21        (0.49)         --        (0.49)
 Six Months Ended June 30,
 1999 (f) .........................    12.99        0.23           (0.53)         (0.30)       (0.24)      (0.01)       (0.25)
 Year Ended December 31, 1998 .....    12.86        0.45            0.18           0.63        (0.47)      (0.03)       (0.50)
 Year Ended December 31, 1997 .....    12.36        0.46            0.54           1.00        (0.50)         --        (0.50)

Municipal Income Fund (Class B)
 Year Ended June 30, 2002 .........     9.79        0.37            0.10           0.47        (0.37)         --        (0.37)
 Year Ended June 30, 2001 .........     9.45        0.40            0.34           0.74        (0.40)         --        (0.40)
 Year Ended June 30, 2000 .........     9.91        0.40           (0.46)         (0.06)       (0.40)         --        (0.40)
 Year Ended June 30, 1999 .........    10.10        0.41           (0.19)          0.22        (0.41)         --        (0.41)
 Year Ended June 30, 1998 .........     9.84        0.42            0.26           0.68        (0.42)         --        (0.42)

Arizona Municipal Bond Fund
 (Class B)
 Year Ended June 30, 2002 .........     9.75        0.35            0.18           0.53        (0.36)         --        (0.36)
 Year Ended June 30, 2001 .........     9.46        0.37            0.29           0.66        (0.37)         --        (0.37)
 Year Ended June 30, 2000 .........     9.75        0.37           (0.22)          0.15        (0.37)      (0.07)       (0.44)
 Year Ended June 30, 1999 .........    10.16        0.37           (0.26)          0.11        (0.37)      (0.15)       (0.52)
 Year Ended June 30, 1998 .........    10.09        0.13            0.14           0.27        (0.13)      (0.07)       (0.20)

Kentucky Municipal Bond Fund
 (Class B)
 Year Ended June 30, 2002 .........    10.14        0.38            0.12           0.50        (0.38)         --        (0.38)
 Year Ended June 30, 2001 .........     9.84        0.40            0.30           0.70        (0.40)         --        (0.40)
 Year Ended June 30, 2000 .........    10.06        0.41           (0.22)          0.19        (0.41)         --        (0.41)
 Year Ended June 30, 1999 .........    10.35        0.40           (0.29)          0.11        (0.40)         --        (0.40)
 Year Ended June 30, 1998 .........    10.15        0.42            0.20           0.62        (0.42)         --        (0.42)

------------

 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund.

 (c) Not annualized.

(d) Annualized.

 (e) Period from commencement of operations.

 (f) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund.

See notes to financial statements.

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                                      121
                                                                          Report

--------------------------------------------------------------------------------

                                                                            Ratios/Supplementary Data
                                                                     ---------------------------------------
                                                                                                Ratio of Net
                                         Net Asset       Total       Net Assets,    Ratio of     Investment
                                          Value,        Return           End        Expenses       Income
                                            End        (Excludes      of Period    to Average    to Average
                                         of Period   Sales Charge)     (000's)     Net Assets    Net Assets
                                         ---------   -------------   -----------   ----------   ------------
Short-Term Municipal Bond Fund (Class B)
  Year Ended June 30, 2002..............  $10.28          4.10%       $  7,728       1.30%         2.66%
  Year Ended June 30, 2001..............   10.14          5.76           1,729        1.34          3.63
  Year Ended June 30, 2000..............    9.94          2.08             925        1.47          3.24
  Six Months Ended June 30, 1999 (b)....   10.05          0.11(c)          226        1.55(d)       2.80(d)
  May 4, 1998 to December 31,
  1998 (e)..............................   10.19          3.48(c)          112        1.61(d)       2.43(d)

Intermediate Tax-Free Bond Fund
 (Class B)
  Year Ended June 30, 2002..............   11.08          5.87           8,915        1.49          3.51
  Year Ended June 30, 2001..............   10.84          7.85           7,857        1.49          3.77
  Year Ended June 30, 2000..............   10.44          1.46           7,597        1.48          3.81
  Year Ended June 30, 1999..............   10.69          0.80           9,087        1.49          3.58
  Year Ended June 30, 1998..............   11.16          6.81           5,659        1.50          3.80

Tax-Free Bond Fund (Class B)
  Year Ended June 30, 2002..............   12.89          5.33          13,003        1.48          3.82
  Year Ended June 30, 2001..............   12.72          8.82           7,253        1.48          3.94
  Year Ended June 30, 2000..............   12.16          1.80           3,456        1.50          4.04
  Six Months Ended June 30, 1999 (f)....   12.44         (2.31)(c)       2,443        1.57(d)       3.64(d)
  Year Ended December 31, 1998..........   12.99          4.98           2,142        1.63          3.61
  Year Ended December 31, 1997..........   12.86          8.26           1,312        1.60          3.90

Municipal Income Fund (Class B)
  Year Ended June 30, 2002..............    9.89          4.78         111,849        1.49          3.75
  Year Ended June 30, 2001..............    9.79          7.91         100,458        1.48          4.10
  Year Ended June 30, 2000..............    9.45         (0.58)         90,118        1.47          4.16
  Year Ended June 30, 1999..............    9.91          2.14          97,899        1.47          3.99
  Year Ended June 30, 1998..............   10.10          7.04          56,911        1.47          4.18

Arizona Municipal Bond Fund (Class B)
  Year Ended June 30, 2002..............    9.92          5.53           1,032        1.49          3.62
  Year Ended June 30, 2001..............    9.75          7.08             863        1.49          3.81
  Year Ended June 30, 2000..............    9.46          1.64             713        1.50          3.93
  Year Ended June 30, 1999..............    9.75          1.04             640        1.50          3.67
  Year Ended June 30, 1998..............   10.16          2.67             290        1.50          3.88

Kentucky Municipal Bond Fund (Class B)
  Year Ended June 30, 2002..............   10.26          4.97          14,559        1.51          3.65
  Year Ended June 30, 2001..............   10.14          7.22          13,558        1.51          3.99
  Year Ended June 30, 2000..............    9.84          1.93          13,250        1.51          4.12
  Year Ended June 30, 1999..............   10.06          1.05          15,135        1.51          3.85
  Year Ended June 30, 1998..............   10.35          6.20           5,581        1.51          4.04

                                          Ratios/Supplementary Data
                                          --------------------------

                                           Ratio of
                                           Expenses
                                          to Average     Portfolio
                                          Net Assets*   Turnover (a)
                                          -----------   ------------
Short-Term Municipal Bond Fund (Class B)
  Year Ended June 30, 2002..............     1.80%          94.19%
  Year Ended June 30, 2001..............     1.81           89.29
  Year Ended June 30, 2000..............     1.89          113.70
  Six Months Ended June 30, 1999 (b)....     1.80(d)        74.84
  May 4, 1998 to December 31,
  1998 (e)..............................     1.68(d)        32.23

Intermediate Tax-Free Bond Fund
 (Class B)
  Year Ended June 30, 2002..............     1.78           65.46
  Year Ended June 30, 2001..............     1.79           96.03
  Year Ended June 30, 2000..............     1.79           86.32
  Year Ended June 30, 1999..............     1.81          108.41
  Year Ended June 30, 1998..............     1.81          109.03

Tax-Free Bond Fund (Class B)
  Year Ended June 30, 2002..............     1.63           10.70
  Year Ended June 30, 2001..............     1.63           33.81
  Year Ended June 30, 2000..............     1.66           44.41
  Six Months Ended June 30, 1999 (f)....     1.61(d)        37.90
  Year Ended December 31, 1998..........     1.63           22.05
  Year Ended December 31, 1997..........     1.60           32.08

Municipal Income Fund (Class B)
  Year Ended June 30, 2002..............     1.64           93.62
  Year Ended June 30, 2001..............     1.64           65.31
  Year Ended June 30, 2000..............     1.67          100.61
  Year Ended June 30, 1999..............     1.67           55.03
  Year Ended June 30, 1998..............     1.67           69.76

Arizona Municipal Bond Fund (Class B)
  Year Ended June 30, 2002..............     1.64           12.38
  Year Ended June 30, 2001..............     1.64           17.30
  Year Ended June 30, 2000..............     1.66           19.28
  Year Ended June 30, 1999..............     1.66           16.29
  Year Ended June 30, 1998..............     1.64           20.89

Kentucky Municipal Bond Fund (Class B)
  Year Ended June 30, 2002..............     1.66           15.24
  Year Ended June 30, 2001..............     1.66           16.70
  Year Ended June 30, 2000..............     1.69           21.82
  Year Ended June 30, 1999..............     1.71            6.30
  Year Ended June 30, 1998..............     1.70            5.81

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--------------------------------------------------------------------------------

Financial Highlights

                                                    Investment Activities                             Distributions
                                          ------------------------------------------    -----------------------------------------
                                                         Net Realized
                             Net Asset                  and Unrealized
                              Value,         Net            Gains         Total from       Net            Net
                             Beginning    Investment     (Losses) on      Investment    Investment     Realized         Total
                             of Period      Income       Investments      Activities      Income         Gains      Distributions
                             ---------    ----------    --------------    ----------    ----------    -----------   -------------
Louisiana Municipal Bond
 Fund (Class B)
 Year Ended June 30,
 2002 .....................   $10.08        $0.36           $ 0.13          $ 0.49        $(0.36)       $   --         $(0.36)
 Year Ended June 30,
 2001 .....................     9.75         0.39             0.33            0.72         (0.39)           --          (0.39)
 Year Ended June 30,
 2000 .....................     9.97         0.39            (0.21)           0.18         (0.39)        (0.01)         (0.40)
 Year Ended June 30,
 1999 .....................    10.26         0.39            (0.27)           0.12         (0.39)        (0.02)         (0.41)
 Year Ended June 30,
 1998 .....................    10.10         0.41             0.16            0.57         (0.41)           --          (0.41)

Michigan Municipal Bond
 Fund (Class B)
 Year Ended June 30,
 2002 .....................    10.29         0.38             0.18            0.56         (0.40)           --          (0.40)
 Year Ended June 30,
 2001 .....................     9.89         0.41             0.40            0.81         (0.41)           --          (0.41)
 Year Ended June 30,
 2000 .....................    10.28         0.42            (0.37)           0.05         (0.42)        (0.02)         (0.44)
 Six Months Ended June 30,
 1999 (b) .................    10.68         0.20            (0.40)          (0.20)        (0.20)           --          (0.20)
 Year Ended December 31,
 1998 .....................    10.59         0.39             0.12            0.51         (0.40)        (0.02)         (0.42)
 Year Ended December 31,
 1997 .....................    10.18         0.38             0.44            0.82         (0.41)           --          (0.41)

Ohio Municipal Bond Fund
 (Class B)
 Year Ended June 30,
 2002 .....................    10.90         0.39             0.18            0.57         (0.39)           --          (0.39)
 Year Ended June 30,
 2001 .....................    10.54         0.44             0.36            0.80         (0.44)           --          (0.44)
 Year Ended June 30,
 2000 .....................    10.86         0.44            (0.32)           0.12         (0.44)           --          (0.44)
 Year Ended June 30,
 1999 .....................    11.18         0.44            (0.32)           0.12         (0.44)           --          (0.44)
 Year Ended June 30,
 1998 .....................    10.98         0.47             0.20            0.67         (0.47)           --          (0.47)

West Virginia Municipal
 Bond Fund (Class B)
 Year Ended June 30,
 2002 .....................    10.13         0.38             0.14            0.52         (0.39)           --          (0.39)
 Year Ended June 30,
 2001 .....................     9.80         0.39             0.33            0.72         (0.39)           --          (0.39)
 Year Ended June 30,
 2000 .....................    10.03         0.40            (0.23)           0.17         (0.40)           --(e)       (0.40)
 Year Ended June 30,
 1999 .....................    10.35         0.40            (0.31)           0.09         (0.40)        (0.01)         (0.41)
 Year Ended June 30,
 1998 .....................    10.12         0.42             0.23            0.65         (0.42)           --          (0.42)

------------

 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund.

(c) Not Annualized.

(d) Annualized.

(e) Amount is less than $0.01.

See notes to financial statements.

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                                      123
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--------------------------------------------------------------------------------

                                                                          Ratios/Supplementary Data
                                                                     ------------------------------------
                                                                       Net                   Ratio of Net
                                         Net Asset       Total       Assets,     Ratio of     Investment
                                          Value,        Return        End of     Expenses       Income
                                            End        (Excludes      Period    to Average    to Average
                                         of Period   Sales Charge)   (000's)    Net Assets    Net Assets
                                         ---------   -------------   --------   ----------   ------------
Louisiana Municipal Bond Fund
  Year Ended June 30, 2002 .............  $10.21           4.90%     $13,085       1.51%         3.50%
  Year Ended June 30, 2001 .............   10.08           7.48       10,715       1.51          3.91
  Year Ended June 30, 2000 .............    9.75           1.89        9,881       1.51          4.02
  Year Ended June 30, 1999 .............    9.97           1.11       10,866       1.51          3.74
  Year Ended June 30, 1998 .............   10.26           5.69        5,474       1.50          3.95

Michigan Municipal Bond Fund (Class B)
  Year Ended June 30, 2002 .............   10.45           5.49       28,567       1.50          3.63
  Year Ended June 30, 2001 .............   10.29           8.33       17,961       1.49          3.92
  Year Ended June 30, 2000 .............    9.89           0.51       10,106       1.52          4.21
  Six Months Ended June 30, 1999 (b) ...   10.28          (1.86)(c)    6,771       1.59(d)       3.64(d)
  Year Ended December 31, 1998 .........   10.68           4.92        1,940       1.66          3.52
  Year Ended December 31, 1997 .........   10.59           8.26          707       1.67          3.84

Ohio Municipal Bond Fund (Class B)
  Year Ended June 30, 2002 .............   11.08           5.30       58,650       1.50          3.59
  Year Ended June 30, 2001 .............   10.90           7.67       47,332       1.50          4.07
  Year Ended June 30, 2000 .............   10.54           1.17       40,605       1.50          4.15
  Year Ended June 30, 1999 .............   10.86           1.01       49,703       1.46          3.89
  Year Ended June 30, 1998 .............   11.18           6.20       26,138       1.44          4.19

West Virginia Municipal Bond Fund
 (Class B)
  Year Ended June 30, 2002 .............   10.26           5.26       10,008       1.51          3.83
  Year Ended June 30, 2001 .............   10.13           7.49        7,075       1.51          3.97
  Year Ended June 30, 2000 .............    9.80           1.82        6,772       1.51          4.09
  Year Ended June 30, 1999 .............   10.03           0.80        7,505       1.50          3.79
  Year Ended June 30, 1998 .............   10.35           6.57        3,352       1.50          4.05

                                          Ratios/Supplementary Data
                                          --------------------------

                                           Ratio of
                                           Expenses
                                          to Average     Portfolio
                                          Net Assets*   Turnover (a)
                                          -----------   ------------
Louisiana Municipal Bond Fund
  Year Ended June 30, 2002 .............     1.81%         22.19%
  Year Ended June 30, 2001 .............     1.81          11.08
  Year Ended June 30, 2000 .............     1.83          17.27
  Year Ended June 30, 1999 .............     1.85          19.67
  Year Ended June 30, 1998 .............     1.83          12.03

Michigan Municipal Bond Fund (Class B)
  Year Ended June 30, 2002 .............     1.65           7.96
  Year Ended June 30, 2001 .............     1.64          17.30
  Year Ended June 30, 2000 .............     1.69          33.34
  Six Months Ended June 30, 1999 (b) ...     1.70(d)       10.60
  Year Ended December 31, 1998 .........     1.67          23.33
  Year Ended December 31, 1997 .........     1.73          37.84

Ohio Municipal Bond Fund (Class B)
  Year Ended June 30, 2002 .............     1.81          20.90
  Year Ended June 30, 2001 .............     1.81          15.67
  Year Ended June 30, 2000 .............     1.83          35.46
  Year Ended June 30, 1999 .............     1.83          13.69
  Year Ended June 30, 1998 .............     1.83          10.49

West Virginia Municipal Bond Fund
 (Class B)
  Year Ended June 30, 2002 .............     1.66          12.03
  Year Ended June 30, 2001 .............     1.66           7.91
  Year Ended June 30, 2000 .............     1.68          24.67
  Year Ended June 30, 1999 .............     1.71          15.24
  Year Ended June 30, 1998 .............     1.72          16.69

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--------------------------------------------------------------------------------

Financial Highlights

                                                                   Investment Activities                     Distributions
                                                         ------------------------------------------    --------------------------
                                                                        Net Realized
                                            Net Asset                  and Unrealized
                                             Value,         Net            Gains         Total from       Net
                                            Beginning    Investment     (Losses) on      Investment    Investment       Total
                                            of Period      Income       Investments      Activities      Income     Distributions
                                            ---------    ----------    --------------    ----------    ----------   -------------

Short-Term Municipal Bond Fund (Class C)
 November 1, 2001 to June 30, 2002 (b) ...   $10.28        $0.17           $ 0.01          $ 0.18        $(0.18)       $(0.18)

Municipal Income Fund (Class C)
 Year Ended June 30, 2002 ................     9.79         0.36             0.10            0.46         (0.37)        (0.37)
 Year Ended June 30, 2001 ................     9.45         0.39             0.34            0.73         (0.39)        (0.39)
 Year Ended June 30, 2000 ................     9.91         0.40            (0.46)          (0.06)        (0.40)        (0.40)
 Year Ended June 30, 1999 ................    10.09         0.41            (0.18)           0.23         (0.41)        (0.41)
 November 4, 1998 to June 30, 1998 (b) ...     9.96         0.68             0.13            0.81         (0.68)        (0.68)

------------

 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

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                                      125
                                                                          Report

--------------------------------------------------------------------------------

                                                                            Ratios/Supplementary Data
                                                                     ---------------------------------------
                                                                                                Ratio of Net
                                         Net Asset       Total       Net Assets,    Ratio of     Investment
                                          Value,        Return           End        Expenses       Income
                                            End        (Excludes      of Period    to Average    to Average
                                         of Period   Sales Charge)     (000's)     Net Assets    Net Assets
                                         ---------   -------------   -----------   ----------   ------------

Short-Term Municipal Bond Fund (Class C)
  November 1, 2001 to June 30,
  2002 (b)..............................  $10.28          3.97%(c)     $35,477        1.30%(d)      2.54%(d)

Municipal Income Fund (Class C)
  Year Ended June 30, 2002..............    9.88          4.81          42,670        1.49          3.74
  Year Ended June 30, 2001..............    9.79          7.90          20,031        1.48          4.09
  Year Ended June 30, 2000..............    9.45         (0.59)         17,296        1.46          4.14
  Year Ended June 30, 1999..............    9.91          2.24          13,737        1.47          3.93
  November 4, 1998 to June 30,
  1998 (b)..............................   10.09          8.28(c)        2,216        1.47(d)       4.18(d)

                                          Ratios/Supplementary Data
                                          --------------------------

                                           Ratio of
                                           Expenses
                                          to Average     Portfolio
                                          Net Assets*   Turnover (a)
                                          -----------   ------------
Short-Term Municipal Bond Fund (Class C)
  November 1, 2001 to June 30,
  2002 (b)..............................     1.82%(d)       94.19%

Municipal Income Fund (Class C)
  Year Ended June 30, 2002..............     1.64           93.62
  Year Ended June 30, 2001..............     1.64           65.31
  Year Ended June 30, 2000..............     1.66          100.61
  Year Ended June 30, 1999..............     1.66           55.03
  November 4, 1998 to June 30,
  1998 (b)..............................     1.67(d)        69.76

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Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------

Notes to Financial Statements
1. Organization:

   One Group Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund, the Tax-Free Bond Fund, the Municipal Income Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund, and the West Virginia Municipal Bond Fund, (individually a "Fund", collectively the "Funds") only.

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer forty-eight series and seven classes of shares: Class I, Class A, Class B, Class C, Class S, Administrative Class, and Service Class. The Funds are each authorized to issue Class I, Class A, Class B, and Class C shares. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. See Schedules of Capital Stock Activity.

2. Significant Accounting Policies:

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

      Security Valuation

      Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in less than 61 days), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Options traded over-the-counter are valued using dealer-supplied valuations. The Funds did not hold futures contracts or options during the year ended June 30, 2002. Investments for which the above valuation procedures are inappropriate or deemed not to reflect fair value are stated at fair value as determined in good faith under procedures approved by the Board of Trustees.

      Financial Instruments

      Investing in financial instruments such as written options, futures, structured notes and indexed securities involves risks in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of the currency relative to the U.S. dollar. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuation in the value of securities held or planned to be purchased by the Funds.

      Repurchase Agreements

      The Funds may invest in repurchase agreements with institutions that are deemed by Banc One Investment Advisors Corporation (the "Advisor"), an indirect wholly-owned subsidiary of Bank One Corporation, to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The
Continued

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements, continued


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      127
                                                                          Report

      Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds along with certain other affiliates of the Funds, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements which are fully collateralized by U.S. Treasury or Federal Agency obligations.

      Security Transactions and Related Income

      Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes.

      Expenses

      Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses, which are attributable to more than one Fund of the Trust, are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

      Dividends and Distributions to Shareholders

      Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

      Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets. Certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

      Federal Income Taxes

      The Funds' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Deferred Organization Costs

      Prior to June 30, 1998, costs incurred by the Trust in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution were deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. All such costs, which are attributable to more than one Fund of the Trust, have been allocated among the respective Fund's pro-rata, based on the relative net assets of each Fund. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. Investment Advisory, Administration, and Distribution Agreements:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average daily net assets: 0.60% of the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund, the Louisiana Municipal Bond Fund,
Continued

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------

Notes to Financial Statements, continued


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      128
Report

   and the Ohio Municipal Bond Fund; 0.45% of the Tax-Free Bond Fund, the Municipal Income Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Michigan Municipal Bond Fund, and the West Virginia Municipal Bond Fund.

   The Trust and One Group Administrative Services, Inc. (the "Administrator"), an affiliate of Bank One Corporation, are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust average daily net assets (excluding the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund, and the Investor Growth Fund, (the "Investor Funds") and the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund, and the Government Money Market Fund, (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

   On April 1, 2002, One Group Dealer Services, Inc., (the "Distributor"), an affiliate of Bank One Corporation replaced The One Group Services Company (the "Prior Distributor") as Distributor. The Trust and the Distributor are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B, and Class C shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the Funds and 1.00% of the average daily net assets of the Class B and Class C shares of each of the Funds. Currently, the Distributor has agreed to limit payments under the Plans to 0.25%, 0.90% (except for Short-Term Municipal Bond Fund which is 0.75%) and 0.90% of average daily net assets of the Class A, Class B and Class C shares, respectively, of each Fund. For the period ended June 30, 2002, the Distributor and Prior Distributor received $5,329 from commissions earned on sales of Class A shares and redemptions of Class B and Class C shares, of which the Distributor reallowed $96 to affiliated broker/dealers of the Funds.

   The Advisor, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the following Funds and amounts:

    Fund                                                          Class I   Class A   Class B   Class C
    ----                                                          -------   -------   -------   -------
    Short-Term Municipal Bond Fund..............................    .55%      .80%     1.30%     1.30%
    Intermediate Tax-Free Bond Fund.............................    .60       .85      1.50        --
    Tax-Free Bond Fund..........................................    .62       .87      1.52        --
    Municipal Income Fund.......................................    .62       .87      1.52      1.52
    Arizona Municipal Bond Fund.................................    .63       .88      1.53        --
    Kentucky Municipal Bond Fund................................    .63       .88      1.53        --
    Louisiana Municipal Bond Fund...............................    .63       .88      1.53        --
    Michigan Municipal Bond Fund................................    .63       .88      1.53        --
    Ohio Municipal Bond Fund....................................    .63       .88      1.53        --
    West Virginia Municipal Bond Fund...........................    .63       .88      1.53        --

   Rebates are received by the Funds from the Advisor and the Administrator when the Funds invest in other One Group Money Market Funds. These rebates effectively reduce the Advisory and Administrative fees paid by the Funds, and are reflected in waivers on the Statements of Operations.

   Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan"), which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various One Group Mutual Funds until distribution in accordance with the Plan.
Continued

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements, continued


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      129
                                                                          Report

4. Securities Transactions:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the period ended June 30, 2002, were as follows (amounts in thousands):

    Fund                                                          Purchases       Sales
    ----                                                          ----------    ----------
    Short-Term Municipal Bond Fund..............................  $  323,146    $  168,900
    Intermediate Tax-Free Bond Fund.............................     430,461       488,948
    Tax-Free Bond Fund..........................................      64,973       100,040
    Municipal Income Fund.......................................   1,137,045     1,055,878
    Arizona Municipal Bond Fund.................................      21,814        38,126
    Kentucky Municipal Bond Fund................................      22,490        23,388
    Louisiana Municipal Bond Fund...............................      35,764        32,084
    Michigan Municipal Bond Fund................................      36,975        23,778
    Ohio Municipal Bond Fund....................................      72,204        46,244
    West Virginia Municipal Bond Fund...........................      11,529        16,361

5. Concentration of Credit Risk:

   The Arizona, Kentucky, Louisiana, Michigan, Ohio, and West Virginia Municipal Bond Funds invest primarily in debt obligations issued by the respective States and their political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of the state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6. Line of Credit:

   The Trust and State Street Bank and Trust Company ("State Street"), and a group of banks (collectively, the "Banks") have a financing agreement. Under this agreement, the Banks provide an unsecured committed credit facility in the aggregate amount of $300 million which expires October 15, 2002. The credit facility is allocated, under the terms of the financing agreement, among the Banks. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility, which is allocated to all funds in the Trust. As of June 30, 2002, there were no loans outstanding.

7. Federal Tax Information:

   The following Fund's net long term capital gains designated for federal income tax purposes differs from the amounts below due to utilization of earnings and profits distributed to shareholders on redemption of shares (amounts in thousands):

                                Fund                                    Amount
                                ----                                --------------
    Short-Term Municipal Bond Fund..............................         $108

Continued

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------

Notes to Financial Statements, continued


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      130
Report

   The tax character of distributions paid during the fiscal year ended June 30, 2002 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                      Distributions paid from
                                   ------------------------------                                                       Total
                                   Net Investment   Net Long Term   Total Taxable    Tax Exempt     Tax Return of   Distributions
                                       Income       Capital Gains   Distributions   Distributions      Capital          Paid
                                   --------------   -------------   -------------   -------------   -------------   -------------
    Short-Term Municipal Bond
      Fund.......................       $ 44             $--            $ 44           $ 6,740           $--           $ 6,784
    Intermediate Tax-Free Bond
      Fund.......................        151             --              151            30,779           --             30,930
    Tax-Free Bond Fund...........        331             --              331            29,061           --             29,392
    Municipal Income Fund........        348             --              348            56,586           --             56,934
    Arizona Municipal Bond
      Fund.......................         74             --               74             8,048           --              8,122
    Kentucky Municipal Bond
      Fund.......................         51             --               51             6,699           --              6,750
    Louisiana Municipal Bond
      Fund.......................         23             --               23             6,295           --              6,318
    Michigan Municipal Bond
      Fund.......................        170             --              170            13,478           --             13,648
    Ohio Municipal Bond Fund.....         83             --               83             9,759           --              9,842
    West Virginia Municipal Bond
      Fund.......................         70             --               70             4,504           --              4,574

   As of June 30, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows. The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium and market discount. (amounts in thousands):

                            Undistributed                   Undistributed
                                 Tax        Undistributed     Long-Term                                   Accumulated
                               Exempt         Ordinary         Capital      Accumulated   Distributions   Capital and
                               Income          Income           Gains        Earnings        Payable      Other Losses
                            -------------   -------------   -------------   -----------   -------------   ------------
    Short-Term Municipal
      Bond Fund...........     $  775            $--            $133          $  908         $  (759)       $     --
    Intermediate Tax-Free
      Bond Fund...........      2,609            --               --           2,609          (2,495)        (13,559)
    Tax-Free Bond Fund....      2,498            --               --           2,498          (2,421)         (3,700)
    Municipal Income
      Fund................      4,952            --               --           4,952          (4,806)        (36,457)
    Arizona Municipal Bond
      Fund................        659            --               --             659            (642)         (1,352)
    Kentucky Municipal
      Bond Fund...........        571            --               --             571            (543)         (2,694)
    Louisiana Municipal
      Bond Fund...........        535            --               --             535            (508)         (1,711)
    Michigan Municipal
      Bond Fund...........      1,174            --               --           1,174          (1,131)        (11,408)
    Ohio Municipal Bond
      Fund................        871            --               --             871            (811)         (8,431)
    West Virginia
      Municipal Bond
      Fund................        377            --               --             377            (360)         (1,631)

                                                Total
                              Unrealized     Accumulated
                            Appreciation/     Earnings/
                            (Depreciation)    (Deficit)
                            --------------   -----------
    Short-Term Municipal
      Bond Fund...........     $ 3,386         $ 3,535
    Intermediate Tax-Free
      Bond Fund...........      35,079          21,634
    Tax-Free Bond Fund....      42,173          38,550
    Municipal Income
      Fund................      33,847          (2,464)
    Arizona Municipal Bond
      Fund................       9,415           8,080
    Kentucky Municipal
      Bond Fund...........       8,154           5,488
    Louisiana Municipal
      Bond Fund...........       7,556           5,872
    Michigan Municipal
      Bond Fund...........      19,037           7,672
    Ohio Municipal Bond
      Fund................      12,936           4,565
    West Virginia
      Municipal Bond
      Fund................       6,812           5,198

Continued

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements, continued


ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      131
                                                                          Report

   As of June 30, 2002, the following Funds had net capital loss carryforwards, which are available to offset future realized gains. (amounts in thousands)

                                                                      Expires
                                        --------------------------------------------------------------------
                                         2003     2004     2005    2006    2007      2008      2009     2010    Total
                                        ------   ------   ------   ----   -------   -------   -------   ----   -------
    Intermediate Tax-Free Bond Fund...  $   --   $   --   $   --   $--      $--     $12,494   $ 1,065   $--    $13,559
    Tax-Free Bond Fund................      --       --       --    --       --       3,700        --    --      3,700
    Municipal Income Fund.............     228       --    2,561    --       --      15,346    17,834    --     35,969
    Arizona Municipal Bond Fund.......      --       --       --    --       --         479       873    --      1,352
    Kentucky Municipal Bond Fund......     882      483       --    --       --       1,239        90    --      2,694
    Louisiana Municipal Bond Fund.....      --       --       --    --       --         749       962    --      1,711
    Michigan Municipal Bond Fund......      --       --       --    --       --       6,430     4,926    --     11,356
    Ohio Municipal Bond Fund..........   2,161    1,463      217    --       --       3,234     1,266     4      8,345
    West Virginia Municipal Bond
      Fund............................      --       --       --    --       --       1,118       385    --      1,503

   Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the period ended June 30, 2002, the Funds deferred to July 1, 2002 post October capital losses of (amounts in thousands):

                                                                    Capital Losses
                                                                    --------------
    Municipal Income Fund.......................................         $488
    Michigan Municipal Bond Fund................................           51
    Ohio Municipal Bond Fund....................................           86
    West Virginia Municipal Bond Fund...........................          128

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      132
Report

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Trustees and Shareholders of the One Group Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund, the Tax-Free Bond Fund, the Municipal Income Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund and the West Virginia Municipal Bond Fund (ten series of One Group Mutual Funds, hereafter referred to as the "Funds") at June 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented (other than those financial highlights that have been audited by other independent accountants), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Short-Term Municipal Bond, the Tax-Free Bond Fund and the Michigan Municipal Bond Fund for all periods ended on or before December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Chicago, Illinois
August 14, 2002

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      133
                                                                          Report

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------
Trustees

Name and Address(1)
Birthdate
Time Served with                                                                    Other Directorships
the Trust                   Principal Occupation During the Past Five Years           Held by Trustee
--------------------  ------------------------------------------------------------  -------------------
Peter C. Marshall     From March 2002 until present, self-employed as a business          None
12/10/42              consultant. From March 2000 to February 2002, Senior Vice
5/16/94 - present     President, W.D. Hoard, Inc. (corporate parent of DCI
                      Marketing, Inc.). From November 1993 to March 2000,
                      President DCI Marketing, Inc.

Charles I. Post       Since July 1986, self-employed as a business consultant.            None
2/10/28
5/16/94 - present

Frederick W. Ruebeck  Since April 2000, advisor, Jerome P. Green & Associates, LLP        None
10/8/39               (a broker-dealer). From January 2000 to April 2000,
5/16/94 - present     self-employed as a consultant. From June 1988 to December
                      1999, Director of Investments, Eli Lilly and Company.

Robert A. Oden, Jr.   Since 1995, President, Kenyon College.                              None
9/11/46
6/25/97 - present

John F. Finn          Since 1975, President of Gardner, Inc. (wholesale             Director, Cardinal
11/5/47               distributor to outdoor power equipment industry).                  Health
5/21/98 - present

Marilyn McCoy         Since 1985,Vice President of Administration and Planning,           None
3/18/48               Northwestern University.
4/28/99 - present

Julius L. Pallone     Since 1994, President, J.L. Pallone Associates (insurance           None
5/26/30               consultant).
4/28/99 - present

Donald L. Tuttle      Since 1995, Vice President, Association for Investment              None
10/6/34               Management and Research.
4/28/99 - present

------------

(1) The address of each Trustee is 1111 Polaris Parkway, Columbus, Ohio 43240. As of June 30, 2002, there were 57 portfolios within the Fund complex.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      134
Report

Municipal Bond Funds Annual Report
--------------------------------------------------------------------------------

Officers

Name and Address(1)
Birthdate
Position Held and
Time Served with
the Trust                   Principal Occupation During the Past Five Years
--------------------  ------------------------------------------------------------
Mark A. Beeson        From November 2001 until present, Chief Financial Officer of
11/13/57              Banc One Investment Management Group and Senior Managing
President             Director of Banc One Investment Advisors Corporation. From
1/1/00 - present      October 1999 to present, Chief Executive Officer and
                      President, One Group Administrative Services, Inc. and Chief
                      Executive Officer and President, One Group Dealer Services,
                      Inc.; August 1994 to October 1999, Senior Managing Director,
                      Banc One Investment Advisors Corporation.

Robert L. Young       From November 2001 until present, Senior Managing Director
1/17/63               and Chief Operating Officer of One Group Mutual Funds for
Vice President and    Banc One Investment Management Group. From October 1999 to
Treasurer             present, Vice President and Treasurer, One Group
1/1/00 - present      Administrative Services, Inc., and Vice President and
                      Treasurer, One Group Dealer Services, Inc.; December 1996 to
                      October 1999, Managing Director of Mutual Fund
                      Administration, Banc One Investment Advisors Corporation.

Michael V. Wible      From January 2000 to present, First Vice President and
9/15/62               Counsel, Bank One Corporation; September 1994 to January
Secretary             2000, Counsel to Bank One Corporation.
1/1/00 - present

Gary R. Young         From October 1999 to present, Director Mutual Fund Financial
8/19/69               Administration, One Group Administrative Services, Inc.;
Assistant Treasurer   December 1998 to October 1999, Director, Mutual Fund
and Assistant         Financial Administration, Banc One Investment Advisors
Secretary             Corporation; January 1995 to December 1998, Vice President
1/1/00 - present      and Manager of Mutual Fund Accounting, Custody and Financial
                      Administration, First Chicago NBD Corporation.

Jessica K. Ditullio   From January 2000 to present, First Vice President and
9/19/62               Counsel, Bank One Corporation; August 1990 to January 2000,
Assistant Secretary   Counsel, Bank One Corporation.
1/1/00 - present

Nancy E. Fields       From October 1999 to present, Director, Mutual Fund
6/22/49               Administration, One Group Administrative Services, Inc. and
Assistant Secretary   Senior Project Manager, Mutual Funds, One Group Dealer
1/1/00 - present      Services, Inc.; July 1999 to October 1999, Project Manager,
                      One Group, Banc One Investment Advisors; January 1998 to
                      July 1999, Vice President, Ohio Bankers Association; July
                      1990 through December 1997, Vice President, Client Services,
                      BISYS Fund Services, Inc.

------------

(1) The address of each officer is 1111 Polaris Parkway, Columbus, Ohio 43240. As of June 30, 2002, there were 57 portfolios within the Fund complex.

ONE GROUP MUTUAL FUNDS      Municipal Bond Funds Annual Report     June 30, 2002

                                      135
                                                                          Report

                      (This page intentionally left blank)

            One Group Mutual Funds are distributed by
            One Group Dealer Services, Inc., which is an affiliate of Bank One Corporation. Affiliates of Bank One Corporation receive fees for providing various services to the Funds.

            Call Investor Services at The One Group
            Sales and Service Center
            at 1-800-480-4111 for a prospectus
            containing complete information
            about charges and expenses. Read
            carefully before investing. Past
            performance is no guarantee of
            future results.

            [Bank One Logo]

            Banc One
            Investment
            Advisors
            Corporation
            TOG-F-035-AN (8/02)